Nuveen Municipal Bond Funds

                                           Annual Report dated February 28, 2003


Dependable, tax-free income because It's not what you earn, it's what you keep./(R)/



                              [PHOTOS APPEAR HERE]



Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund




                                                                  NUVEEN
                                                                     Investments

FASTER INFORMATION

     RECEIVE YOUR

          NUVEEN FUND REPORT

               ELECTRONICALLY

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your Nuveen Fund information is available. Click on the link and you will be
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If your Nuveen Fund dividends and statements

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follow the steps outlined below:

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                                                                  NUVEEN
                                                                     Investments


Must be preceded by or accompanied by a prospectus.
                           -----------------------------------------------------
                           NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Dear Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

"I urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail.... see the inside front cover of this report for step-by-step instructions."

Once again, I am pleased to write that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive monthly income free from federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and on the Fund Spotlight pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

April 14, 2003


                             Annual Report | Page 1

Nuveen California Municipal Bond Fund
Nuveen California Insured Municipal Bond Fund

Portfolio Managers' Comments

Portfolio managers Bill Fitzgerald, Scott Romans, and Tom O'Shaughnessy examine economic and market conditions, key investment strategies, and the performance of these Funds. Bill and Scott manage the Nuveen California Municipal Bond Fund, while Tom manages the Nuveen California Insured Municipal Bond Fund. Bill has 15 years of investment experience with Nuveen, while Scott has 3 years. They began managing Nuveen California Municipal Bond Fund in 1998 and 2003, respectively. Tom, a 20-year Nuveen veteran, took over management responsibility for the Insured California Fund from Bill earlier in 2003.

Q. What was the general market environment during the reporting period?
A. Many investors, worried about the sluggish economy and stock market performance, continued to be attracted to municipal bonds during the recently concluded reporting period. As corporate profits remained weaker than many expected and investors became more concerned about the market impact of the situation in Iraq and the ongoing threat of terrorism, the equity market finished 2002 with its third straight year of negative performance. In contrast, many municipal bonds performed well thanks in part to interest rates falling to a four decade low, causing bond prices to rise.

Many municipal issuers took advantage of the low rate environment to issue relatively low-cost debt. Nationally, a record $357 billion of municipal bonds were offered in 2002 -- a 25 percent increase over the previous year's issuance. The supply of new bonds was even greater in California, which issued $50 billion in municipal debt in 2002, representing a 50 percent jump over the prior year.

The slow pace of economic growth and resulting budgetary pressures were major reasons for the state's large-scale debt issuance in 2002. At both the state and local levels, sharply lower tax revenues led to widening budget gaps. The state is facing a budget deficit of nearly $35 billion for the 2003 and 2004 fiscal years. Both Standard & Poor's and Fitch downgraded the state's credit rating to A/A from A+/AA, respectively. In February 2003, Moody's also downgraded the state to A2 from A1.

Q. How did the Funds perform during the twelve months ended February 28, 2003?
A. Both Funds' performance and the performance of relevant benchmarks are shown in the accompanying table on page 3.

For the measurement period, both Nuveen Funds reported total return performance essentially in line with their respective Lipper Fund peer group averages, and modestly below their appropriate Lehman indexes. In both cases, the primary reason for the underperformance relative to the Lehman indexes can be traced to the Funds' durations. In a falling interest rate environment, as was the case during much of the measurement period, a longer duration fund or index would be expected to perform better than a shorter duration fund or index. As of February 28, 2003, the Nuveen California Municipal Bond Fund had a duration of 6.52, compared with a duration of 8.57 for the Lehman Brothers index. Similarly, the Nuveen California Insured Municipal Bond Fund had a duration of 6.07 as of February 28, 2003, compared with 8.86 for the Lehman Brothers California Insured index.

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report | Page 2

Class A Shares --
One-Year Total Return on NAV
as of 2/28/03
--------------------------------------------------------------
Nuveen California Municipal Bond Fund/1/                 5.67%
Lipper California Municipal Debt Funds/2/                5.81%
Lehman Brothers California Municipal Bond Index/3/       6.70%
--------------------------------------------------------------
Nuveen California Insured Municipal Bond Fund/1/         6.73%
Lipper California Insured Municipal Debt Funds/4/        6.42%
Lehman Brothers California Insured Municipal
  Bond Index/5/                                          7.13%
--------------------------------------------------------------

Q. What strategies were underlying your management of the Funds during the reporting period?
A. In a generally falling interest rate environment we believed, in most cases, that it made little sense to sell bonds we already owned in order to purchase other securities with lower coupons.

When we did make new purchases, we usually focused on adding long to intermediate term bonds -- those due to mature in approximately 15 to 20 years -- because in our opinion they offered the best potential value for our shareholders. This was not a new strategy for us, but as the yield curve (the curve showing yields on bonds of varying maturities) steepened throughout the period, we believed the bonds in this maturity range became even more attractive.

As already noted, the non-insured Fund's duration was relatively short, providing the portfolio with less sensitivity to interest rates changes. In particular, the Fund held a number of bonds that were eligible to be called in the next five years. Because we saw the potential for interest rate increases in the future, and because shorter-term bonds tend to perform better than longer-term bonds in a rising rate environment, we believed this positioning was in our shareholders' best interests. However, where circumstances made it appropriate, we did sell some of these callable bonds and reinvest the proceeds in longer-term bonds that we believed provided better future potential value.

In the insured Fund, our investment strategy focused on searching for the best available California insured securities and seeking those opportunities that we believed offered the best value for our shareholders. As one example, we invested in a variety of tax-backed municipal bonds issued to fund improvements in the state's infrastructure. Because we considered these projects essential, we had added confidence that the issuers would meet their debt obligations.

Q. What is your outlook for the Funds and the California municipal market?
A. We don't know what will happen to interest rates in the short term. However, over the longer term, we believe that rates have more room to rise than to fall. As a result, we will continue to concentrate on the long-intermediate part of the yield curve. In our opinion, bonds maturing 15 to 20 years from now provide an attractive level of income -- given the current steepness of the yield curve -- yet carry less interest-rate risk than longer-term bonds.

1 Performance figures are for Class A shares at net asset value as of February
  28, 2003. Current performance may be more or less than the performance shown.

2 Lipper peer group returns represent the average annualized total return of the 112 funds in the Lipper California Municipal Debt Funds category for the 12 months ended February 28, 2003. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

3 The Lehman Brothers California Municipal Bond Index is composed of a broad range of California investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

4 Lipper peer group returns represent the average annualized total return of the 22 funds in the Lipper California Insured Municipal Debt Funds category for the 12 months that ended February 28, 2003. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

5 The Lehman Brothers California Insured Municipal Bond Index is composed of a broad range of California insured municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 3

We will continue to monitor California's economy closely. In the coming year, we expect the state's finances will remain challenged as California deals with budget deficits stemming from declining tax revenues. If and when the national economy improves, we expect California's economy and that of its municipalities to follow suit. The pace of that improvement, however, will be significantly affected by how effectively and quickly current budget problems are resolved.

Municipal bonds have performed well in recent years. There's no guarantee this trend will continue, which is why we think it's worth reminding investors about the value of maintaining an appropriate balance in one's portfolio. As part of a well-balanced portfolio, we believe these Funds can continue to play an important role in helping California investors achieve their financial objectives.


Nuveen California Municipal Bond Fund
Growth of an Assumed $10,000 Investment*

[MOUNTAIN CHART APPEARS HERE]

                       Nuveen                   Nuveen
                California Municipal     California Municipal    Lehman Brothers
                     Bond Fund                Bond Fund           Municipal Bond
                  (Offer) $15,667           (NAV) $16,354         Index $18,626
Feb 93                $ 9,580                  $10,000                $10,000
Feb 95                $10,060                  $10,500                $10,750
Feb 97                $11,690                  $12,210                $12,710
Feb 99                $13,400                  $13,990                $14,720
Feb 01                $14,280                  $14,910                $16,190
Feb 03                $15,667                  $16,354                $18,626

Nuveen California Insured Municipal Bond Fund
Growth of an Assumed $10,000 Investment*

[MOUNTAIN CHART APPEARS HERE]

                      Nuveen                   Nuveen
                California Insured       California Insured     Lehman Brothers
                Municipal Bond Fund      Municipal Bond Fund     Municipal Bond
                  (Offer) $16,317           (NAV) $17,032        Index $18,626
Feb 93                 $ 9,580                  $10,000             $10,000
Feb 95                 $10,120                  $10,570             $10,750
Feb 97                 $11,680                  $12,190             $12,710
Feb 99                 $13,360                  $13,950             $14,720
Feb 01                 $14,440                  $15,070             $16,190
Feb 03                 $16,317                  $17,032             $18,626

The graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

*The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds from many different states, and does not reflect any initial or ongoing expenses. The Nuveen fund returns include reinvestment of all dividends and distributions, and the fund returns at offer depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

                             Annual Report | Page 4

Fund Spotlight as of 2/28/03               Nuveen California Municipal Bond Fund

Quick Facts

                                     A Shares    B Shares    C Shares   R Shares
--------------------------------------------------------------------------------
NAV                                   $ 10.30     $ 10.29    $ 10.29    $ 10.31
--------------------------------------------------------------------------------
Latest Monthly Dividend1              $0.0410     $0.0345    $0.0365    $0.0430
--------------------------------------------------------------------------------
Latest Capital Gain2                  $0.0024     $0.0024    $0.0024    $0.0024
--------------------------------------------------------------------------------
Inception Date                           9/94        3/97       9/94       7/86
--------------------------------------------------------------------------------

Average Annual Total Returns
as of 2/28/03/3/

A Shares                        NAV        Offer
------------------------------------------------
1-Year                         5.67%       1.23%
------------------------------------------------
5-Year                         4.24%       3.35%
------------------------------------------------
10-Year                        5.04%       4.59%
------------------------------------------------

B Shares                   w/o CDSC      w/CDSC
------------------------------------------------
1-Year                         4.88%       0.88%
------------------------------------------------
5-Year                         3.44%       3.28%
------------------------------------------------
10-Year                        4.47%       4.47%
------------------------------------------------

C Shares                        NAV
------------------------------------------------
1-Year                         5.02%
------------------------------------------------
5-Year                         3.65%
------------------------------------------------
10-Year                        4.41%
------------------------------------------------

R Shares                        NAV
------------------------------------------------
1-Year                         5.92%
------------------------------------------------
5-Year                         4.46%
------------------------------------------------
10-Year                        5.31%
------------------------------------------------

Tax-Free Yields
A Shares                        NAV        Offer
------------------------------------------------
Market Yield/4/                  4.78%     4.58%
------------------------------------------------
SEC 30-Day Yield               3.77%       3.61%
------------------------------------------------
Taxable-Equivalent Yield/5/    5.94%       5.69%
------------------------------------------------

B Shares                        NAV
------------------------------------------------
Market Yield4                  4.02%
------------------------------------------------
SEC 30-Day Yield               3.18%
------------------------------------------------
Taxable-Equivalent Yield/5/    5.01%
------------------------------------------------

C Shares                        NAV
------------------------------------------------
Market Yield4                  4.26%
------------------------------------------------
SEC 30-Day Yield               3.37%
------------------------------------------------
Taxable-Equivalent Yield5      5.31%
------------------------------------------------

R Shares                        NAV
------------------------------------------------
Market Yield4                  5.00%
------------------------------------------------
SEC 30-Day Yield               4.13%
------------------------------------------------
Taxable-Equivalent Yield5      6.50%
------------------------------------------------

Average Annual Total Returns
as of 12/31/02/3/

A Shares                        NAV        Offer
------------------------------------------------
1-Year                         6.84%       2.40%
------------------------------------------------
5-Year                         4.24%       3.35%
------------------------------------------------
10-Year                        5.42%       4.97%
------------------------------------------------
B Shares                   w/o CDSC      w/CDSC
------------------------------------------------
1-Year                         6.04%       2.04%
------------------------------------------------
5-Year                         3.47%       3.30%
------------------------------------------------
10-Year                        4.84%       4.84%
------------------------------------------------
C Shares                        NAV
------------------------------------------------
1-Year                         6.29%
------------------------------------------------
5-Year                         3.69%
------------------------------------------------
10-Year                        4.79%
------------------------------------------------
R Shares                        NAV
------------------------------------------------
1-Year                         7.09%
------------------------------------------------
5-Year                         4.48%
------------------------------------------------
10-Year                        5.68%
------------------------------------------------

Bond Credit Quality/6/

[PIE CHART APPEARS HERE]

                        AAA/U.S. Guaranteed  37%
------------------------------------------------
                        AA                   13%
------------------------------------------------
                        A                    22%
------------------------------------------------
                        BBB                  13%
------------------------------------------------
                        NR                   11%
------------------------------------------------
                        BB or Lower           4%

Top Five Sectors/6/
Tax Obligation/Limited                       20%
------------------------------------------------
Utilities                                    14%
------------------------------------------------
Transportation                               10%
------------------------------------------------
Healthcare                                   10%
------------------------------------------------
Tax Obligation/General                       10%
------------------------------------------------
Portfolio Statistics
Net Assets ($        000)       $ 265,878
------------------------------------------------
Average Effective Maturity (Years)         20.07
------------------------------------------------
Duration                                    6.52
------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid March 3, 2003. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2003.

2 Paid December 2, 2002. Capital gains and/or ordinary income distributions are subject to federal taxation.

3 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

4 The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

5 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 36.5%.

6 As a percentage of total holdings as of February 28, 2003. Holdings are subject to change.

                             Annual Report | Page 5

Fund Spotlight as of 2/28/03       Nuveen California Insured Municipal Bond Fund


Quick Facts

                            A Shares    B Shares    C Shares    R Shares
------------------------------------------------------------------------
NAV                           $11.06      $11.07      $10.99      $11.05
------------------------------------------------------------------------
Latest Monthly Dividend/1/   $0.0400     $0.0330     $0.0345     $0.0415
------------------------------------------------------------------------
Latest Capital Gain/2/       $0.0814     $0.0814     $0.0814     $0.0814
------------------------------------------------------------------------
Inception Date                  9/94        3/97        9/94        7/86
------------------------------------------------------------------------

Average Annual Total Returns
as of 2/28/03/3/

A Shares                          NAV    Offer
----------------------------------------------
1-Year                          6.73%    2.24%
----------------------------------------------
5-Year                          5.16%    4.27%
----------------------------------------------
10-Year                         5.47%    5.01%
----------------------------------------------

B Shares                     w/o CDSC   w/CDSC
----------------------------------------------
1-Year                          5.82%    1.82%
----------------------------------------------
5-Year                          4.38%    4.21%
----------------------------------------------
10-Year                         4.85%    4.85%
----------------------------------------------

C Shares                          NAV
----------------------------------------------
1-Year                          6.04%
----------------------------------------------
5-Year                          4.59%
----------------------------------------------
10-Year                         4.76%
----------------------------------------------

R Shares                          NAV
----------------------------------------------
1-Year                          6.91%
----------------------------------------------
5-Year                          5.36%
----------------------------------------------
10-Year                         5.68%
----------------------------------------------

Tax-Free Yields

A Shares                          NAV    Offer
----------------------------------------------
Market Yield4                   4.34%    4.16%
----------------------------------------------
SEC 30-Day Yield                3.29%    3.15%
----------------------------------------------
Taxable-Equivalent Yield/5/     5.18%    4.96%
----------------------------------------------

B Shares                          NAV
----------------------------------------------
Market Yield4                   3.58%
----------------------------------------------
SEC 30-Day Yield                2.69%
----------------------------------------------
Taxable-Equivalent Yield5                4.24%
----------------------------------------------

C Shares                                   NAV
----------------------------------------------
Market Yield4                            3.77%
----------------------------------------------
SEC 30-Day Yield                         2.89%
----------------------------------------------
Taxable-Equivalent Yield5                4.55%
----------------------------------------------

R Shares                                   NAV
----------------------------------------------
Market Yield4                            4.51%
----------------------------------------------
SEC 30-Day Yield                         3.64%
----------------------------------------------
Taxable-Equivalent Yield5                5.73%
----------------------------------------------

Average Annual Total Returns
as of 12/31/023

A Shares                          NAV    Offer
----------------------------------------------
1-Year                          8.36%    3.82%
----------------------------------------------
5-Year                          5.17%    4.28%
----------------------------------------------
10-Year                         5.98%    5.53%
----------------------------------------------

B Shares                     w/o CDSC   w/CDSC
----------------------------------------------
1-Year                          7.53%      3.53%
----------------------------------------------
5-Year                          4.39%      4.22%
----------------------------------------------
10-Year                         5.36%      5.36%
----------------------------------------------

C Shares                          NAV
----------------------------------------------
1-Year                          7.76%
----------------------------------------------
5-Year                          4.61%
----------------------------------------------
10-Year                         5.27%
----------------------------------------------

R Shares                          NAV
----------------------------------------------
1-Year                          8.55%
----------------------------------------------
5-Year                          5.38%
----------------------------------------------
10-Year                         6.19%
----------------------------------------------

Bond Credit Quality/6/

[PIE CHART APPEARS HERE]

Insured/U.S. Guaranteed        7%
Insured                       93%

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

Top Five Sectors/6/

Tax Obligation/Limited                     20%
----------------------------------------------
Tax Obligation/General                     19%
----------------------------------------------
Housing/Single Family                      12%
----------------------------------------------
Housing/Multifamily                        10%
----------------------------------------------
Transportation                             10%
----------------------------------------------

Portfolio Statistics

Net Assets ($000)                     $272,673
----------------------------------------------
Average Effective Maturity (Years)       22.65
----------------------------------------------
Duration                                  6.07
----------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid March 3, 2003. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2003.

2 Paid December 2, 2002. Capital gains and/or ordinary income distributions are subject to federal taxation.

3 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

4 The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

5 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 36.5%.

6 As a percentage of total holdings as of February 28, 2003. Holdings are subject to change. Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.

                             Annual Report | Page 6

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND
February 28, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.0%

     $ 3,500 California County Tobacco Securitization Agency, Tobacco      6/12 at 100.00        A1 $     3,197,635
              Settlement Asset-Backed Bonds, Alameda County Tobacco
              Asset Securitization Corporation, Series 2002, 5.750%,
              6/01/29

       5,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00        A1       4,838,050
              California, Tobacco Settlement Asset-Backed Bonds, Series
              2003-A1, 6.250%, 6/01/33
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 3.1%

         960 California Educational Facilities Authority, Pooled College   4/07 at 102.00      Baa2       1,025,165
              and University Projects Revenue Bonds, Series 1997B,
              Southern California College of Optometry, 6.300%, 4/01/21

       1,500 California Statewide Communities Development Authority,      12/06 at 105.00       N/R       1,519,005
              Certificates of Participation, San Diego Space and Science
              Foundation, Series 1996, 7.500%, 12/01/26

       4,335 Regents of the University of California, 1993 Refunding      11/03 at 102.00       Aa2       4,539,092
              Certificates of Participation, UCLA Central Chiller -
              Cogeneration Facility, 6.000%, 11/01/21

       1,000 Regents of the University of California, 2002 Series A,       1/10 at 101.00       Aa2       1,048,950
              Certificates of Participation, San Diego Campus and
              Sacramento Projects, 5.250%, 1/01/22
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 10.2%

      15,000 California Health Facilities Financing Authority, Revenue    12/09 at 101.00        A3      15,929,250
              Bonds, Cedars-Sinai Medical Center, Series 1999A, 6.125%,
              12/01/30

       3,635 California Health Facilities Financing Authority, Insured     4/05 at 102.00         A       4,084,141
              Health Facility Revenue Bonds, Small Facilities Pooled
              Loan Program, Series 1994B, 7.500%, 4/01/22

       3,370 California Health Facilities Financing Authority, Hospital    5/03 at 102.00       BB+       3,042,908
              Revenue Bonds, Downey Community Hospital, Series 1993,
              5.750%, 5/15/15

       1,735 Central Joint Powers Health Financing Authority,              8/03 at 100.00      Baa1       1,623,734
              California, Certificates of Participation, Series 1993,
              Community Hospital of Central California, 5.000%, 2/01/23

       2,475 City of Loma Linda, California, Hospital Revenue Bonds,      12/03 at 102.00       BB-       2,442,899
              Loma Linda University Medical Center Project, Series
              1993-A, 6.000%, 12/01/06
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 9.4%

       8,400 ABAG Finance Authority for Nonprofit Corporations,              No Opt. Call      BBB-       9,024,540
              California, Multifamily Housing Revenue Refunding Bonds,
              United Dominion/2000 Post Apartments, 2000 Series B,
              6.250%, 8/15/30 (Mandatory put 8/15/08)

       2,905 California Statewide Communities Development Authority,       6/06 at 100.00       AAA       3,031,890
              Multifamily Housing Revenue Bonds, Monte Vista Terrace,
              Senior Lien Series 1996A, 6.375%, 9/01/20

       3,455 Community Redevelopment Agency of the City of Los Angeles,    6/05 at 105.00       AAA       3,834,704
              California, Multifamily Housing Revenue Refunding Bonds,
              1995 Series A, Angelus Plaza Project, 7.400%, 6/15/10

       3,935 City of Riverside, California, Multifamily Housing Revenue    3/03 at 100.00       AAA       3,941,335
              Bonds, Fannie Mae Pass-through Certificate Program, Palm
              Shadows Apartments Project, 1992 Series A, 6.500%, 1/01/18

       2,080 City of Salinas, California, Housing Facility Refunding       7/04 at 102.00       AAA       2,171,853
              Revenue Bonds, Series 1994A, GNMA Collateralized - Villa
              Serra Project, 6.500%, 7/20/17

       3,000 Housing Authority of the County of Santa Cruz, California,    7/03 at 100.00       AAA       3,006,120
              Multifamily Housing Refunding Revenue Bonds, Series 1990A,
              Fannie Mae Collateralized, 7.750%, 7/01/23
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 3.8%

       1,660 California Rural Home Mortgage Finance Authority, Single        No Opt. Call       AAA       1,749,258
              Family Mortgage Revenue Bonds, Mortgage- Backed Securities
              Program, 1997 Series A, 7.000%, 9/01/29 (Alternative
              Minimum Tax)

       7,815 Department of Veterans Affairs of the State of California,    6/05 at 101.00       Aa2       8,127,834
              Home Purchase Revenue Bonds, 2000 Series C, 6.150%,
              12/01/27

       1,950 County of San Bernardino, California, Single Family Home       5/07 at 22.57       AAA         349,440
              Mortgage Revenue Bonds, Mortgage-Backed Securities
              Program, 1997 Series A, 0.000%, 5/01/31 (Alternative
              Minimum Tax)

----
7

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.7%

     $ 5,500 ABAG Finance Authority for Non-Profit Corporations,          10/07 at 102.00       BB+ $     5,014,240
              California, American Baptist Homes of the West Facilities
              Project, Series 1997A, Certificates of Participation,
              5.850%, 10/01/27

       2,500 California Statewide Communities Development Authority,      11/04 at 102.00         A       2,730,225
              Certificates of Participation, Solheim Lutheran Home,
              6.500%, 11/01/17

       2,000 Chico Redevelopment Agency, California, Insured               8/03 at 100.00         A       2,003,480
              Certificates of Participation, Sierra Sunrise
              Lodge, Series 1991A, Walker Senior Housing Corporation
              VII, 6.750%, 2/01/21
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 9.5%

       8,500 State of California, Various Purpose General Obligation       3/10 at 101.00       AAA       9,120,585
              Bonds, 5.750%, 3/01/27 - MBIA Insured

       3,335 State of California, General Obligation Bonds, Derivative       No Opt. Call       AAA       5,286,075
              Tax-Exempt Receipts, Series 245, 20.590%, 2/01/15 (IF)

       2,500 State of California, General Obligation Bonds, Series 2002    2/12 at 100.00         A       2,520,275
              Refunding, 5.250%, 2/01/30

       6,000 Los Angeles Unified School District, Los Angeles County,      7/13 at 100.00       AAA       6,243,000
              California, General Obligation Bonds, Series 2003A,
              5.000%, 7/01/22 - FSA Insured (WI, settling 3/05/03)

       2,000 San Diego Unified School District, California, 2000 General   7/10 at 100.00       AAA       2,081,740
              Obligation Bonds, Election of 1998, Series B, 5.125%,
              7/01/22 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 20.0%

       1,000 City of Brea Community Facilities District No. 1997-1,        3/06 at 102.00       N/R       1,001,710
              California, Olinda Heights Public Improvements, 1998
              Special Tax Bonds, 5.875%, 9/01/28

       2,400 Dinuba Financing Authority, California, Lease Revenue         8/12 at 102.00       AAA       2,459,472
              Refunding Bonds, Public Works Issue of 2002, 5.100%,
              8/01/32 - MBIA Insured

       2,000 La Mirada Redevelopment Agency, California, Community        10/08 at 102.00       N/R       2,020,860
              Facilities District No. 89-1, Civic Theatre Project, 1998
              Refunding Special Tax Bonds - Tax Increment Contribution,
              5.700%, 10/01/20

       6,215 City of Milpitas, Santa Clara County, California, Limited     3/03 at 103.00       N/R       6,406,981
              Obligation Improvement Bonds, Local Improvement District
              No. 20, 1998 Series A, 5.700%, 9/02/18

       5,000 Redevelopment Agency of the City of Oakland, California,      3/13 at 100.00       AAA       5,686,550
              Central District Redevelopment Project, Subordinate Lien
              Tax Allocation Bonds, Series 2003, 5.500%, 9/01/15 - FGIC
              Insured

         805 City of Ontario, San Bernardino County, California, Limited   3/03 at 103.00       N/R         842,320
              Obligation Improvement Bonds, Assessment District No.
              100C, California Commerce Center Phase III, 8.000%, 9/02/11

       2,250 County of Orange, California, Community Facilities District   8/09 at 102.00       N/R       2,412,967
              No. 99-1, California, Ladera Ranch, Series A of 1999,
              Special Tax Bonds, 6.700%, 8/15/29

       2,000 City of Poway, Community Facilities District No. 88-1,        8/08 at 102.00       N/R       2,186,480
              California, Parkway Business Centre, Special Tax Refunding
              Bonds, Series 1998, 6.750%, 8/15/15

       1,645 City of Rancho Cucamonga, California, Assessment District     3/03 at 103.00       N/R       1,693,922
              No. 93-1, Masi Plaza Limited Obligation Improvement Bonds,
              6.250%, 9/02/22

       1,280 Redding Joint Powers Financing Authority, California, Lease   6/03 at 102.00        A-       1,310,144
              Revenue Bonds, Capital Improvement Projects, Series 1993,
              6.250%, 6/01/23

       2,000 County of Riverside, California, Mobile Home Park Revenue     3/09 at 102.00       N/R       1,768,260
              Bonds, Bravo Mobile Home Park Project, Series 1999A,
              5.900%, 3/20/29

       1,000 Sacramento City Financing Authority, California, Lease          No Opt. Call       AAA       1,131,820
              Revenue Bonds, Series 1993A Refunding, 5.400%, 11/01/20 -
              AMBAC Insured

         995 County of Sacramento, California, Laguna Creek               12/07 at 102.00       N/R       1,004,393
              Ranch/Elliott Ranch Community Facilities District No. 1,
              Improvement Area No. 1, Special Tax Refunding Bonds,
              5.700%, 12/01/20

       2,000 San Dimas Housing Authority, California, Mobile Home Park     7/08 at 102.00       N/R       1,937,340
              Revenue Bonds, Charter Oak Mobile Home Estates Acquisition
              Project, Series 1998A, 5.700%, 7/01/28

       7,090 Redevelopment Agency of the City of San Marcos, California,  10/07 at 102.00         A       7,528,800
              Tax Allocation Bonds, 1997 Affordable Housing Project,
              Series 1977A, 6.000%, 10/01/27 (Alternative Minimum Tax)

       3,200 Seal Beach Redevelopment Agency, California, Mobile Home     12/11 at 102.00         A       3,328,960
              Park Revenue Bonds, Series 2000A, 5.750%, 12/15/35 - ACA
              Insured

----
8

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

     $ 4,000 Shafter Joint Powers Financing Authority, California, Lease   1/07 at 101.00         A $     4,296,080
              Revenue Bonds, 1997 Series A, Community Correctional
              Facility Acquisition Project, 6.050%, 1/01/17

       2,555 City of Stockton, California, Limited Obligation Refunding      No Opt. Call       N/R       2,708,147
              Improvement Bonds, Weber/Sperry Ranches Assessment
              District, Series 22, 5.650%, 9/02/13

       2,000 Taft Public Financing Authority, California, Lease Revenue    1/07 at 101.00         A       2,264,040
              Bonds, 1997 Series A, Community Correctional Facility
              Acquisition Project, 6.050%, 1/01/17

       1,500 Vallejo Public Financing Authority, California, 1998            No Opt. Call       N/R       1,547,400
              Limited Obligation Revenue Bonds, Fairgrounds Drive
              Assessment District Refinancing, 5.700%, 9/02/11
-------------------------------------------------------------------------------------------------------------------
             Transportation - 10.3%

       7,150 Foothill/Eastern Transportation Corridor Agency,              1/10 at 100.00      BBB-       6,742,808
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35

       8,900 Foothill/Eastern Transportation Corridor Agency,              1/14 at 101.00      BBB-       6,168,679
              California, Toll Road Refunding Revenue Bonds,
              Series 1999, 0.000%, 1/15/28

             Port of Oakland, California, Revenue Bonds, 2000 Series K:
       3,700  5.500%, 11/01/09 (Alternative Minimum Tax) - FGIC Insured      No Opt. Call       AAA       4,176,116
       4,000  5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured    5/10 at 100.00       AAA       4,332,480

       5,500 Port of Oakland, California, Revenue Bonds, Series 2002M,    11/12 at 100.00       AAA       5,966,345
              5.250%, 11/01/19 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 5.6%

       3,115 California Educational Facilities Authority, Revenue Bonds,   6/10 at 101.00   Baa3***       3,842,820
              Pooled College and University Projects, 2000 Series C,
              6.750%, 6/01/30

       2,505 Harbor Department of the City of Los Angeles, California,       No Opt. Call       AAA       3,217,021
              Revenue Bonds, Issue of 1988, 7.600%,10/01/18

       6,225 Merced Irrigation District, California, 2000 Subordinated     3/08 at 102.00       AAA       7,761,953
              Revenue Certificates of Participation, Electric System
              Project, 7.450%, 3/01/18 (Pre-refunded to 3/01/08)
-------------------------------------------------------------------------------------------------------------------
             Utilities - 13.7%

       2,020 Anaheim Public Financing Authority, California, Revenue      10/12 at 100.00       AAA       2,043,695
              Bonds, Electric System Distribution Facilities, Series
              2002A, 5.000%, 10/01/31 - FSA Insured

       1,534 California Pollution Control Financing Authority, Solid       7/07 at 102.00       N/R         218,313
              Waste Disposal Revenue Bonds, CanFibre of Riverside
              Project, Tax-Exempt Series 1997A, 9.000%, 7/01/19
              (Alternative Minimum Tax) #

       4,500 State of California Department of Water Resources, Power      5/12 at 101.00        A3       4,676,985
              Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18

       3,000 California Statewide Communities Development Authority,      12/04 at 102.00       N/R       2,533,740
              Certificates of Participation, Rio Bravo Fresno Project,
              Series 1999A Refunding, 6.300%, 12/01/18

             Department of Water and Power of Los Angeles, California,
             Power System Revenue Bonds, 2001 Series A1:
       5,000   5.250%, 7/01/15                                             7/11 at 100.00       AA-       5,485,800
      10,000   5.250%, 7/01/21 - FSA Insured                               7/11 at 100.00       AAA      10,627,000

       6,705 Merced Irrigation District, California, 2001 Electric         9/05 at 102.00      Baa3       7,088,057
              System Refunding Revenue Bonds, Electric System Project,
              6.850%, 9/01/36

       3,500 Puerto Rico Industrial, Tourist, Educational, Medical, and    6/10 at 101.00      Baa2       3,630,025
              Environmental Control Facilities Financing Authority,
              Cogeneration Facility Revenue Bonds, 2000 Series A,
              6.625%, 6/01/26 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.1%

       2,500 City of Fresno, California, Sewer System Revenue Bonds,         No Opt. Call       AAA       2,598,700
              1993 Series A-1, 4.750%, 9/01/21 - AMBAC Insured

       9,000 Department of Water and Power of the City of Los Angeles,     7/11 at 100.00        AA       9,090,630
              California, Waterworks Revenue Bonds, Series 2001A
              Refunding, 5.125%, 7/01/41

----
9

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

   $   1,670 Sacramento County Sanitation Districts Financing Authority,  12/10 at 101.00        AA $     2,547,702
              California, Sacramento Regional County Sanitation
              District, Residual Interest Certificates, Series 694R-A,
              15.240%, 12/01/10 (IF)

       1,385 Sacramento County Sanitation Districts Financing Authority,  12/10 at 101.00        AA       1,912,436
              California, Sacramento Regional County Sanitation
              District, Residual Interest Certificates, Series 694R-B,
              13.600%, 12/01/11 (IF)
-------------------------------------------------------------------------------------------------------------------
    $252,889 Total Long-Term Investments (cost $249,708,626) - 98.4%                                    261,725,374
-------------------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.6%                                                         4,152,227
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   265,877,601
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           # Non-income producing security. On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc, has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.
          N/R Investment is not rated.
         (WI)  Security purchased on a when-issued basis.
         (IF) Inverse floating rate security.




                                See accompanying notes to financial statements.

----
10

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
February 28, 2003

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.2%

    $  5,000 California Educational Facilities Authority, Student Loan     3/08 at 102.00       Aaa $      5,228,150
              Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%,
              3/01/21 (Alternative Minimum Tax) - MBIA Insured

       1,030 Foundation of California State University, Monterey Bay,      6/11 at 100.00       AAA        1,073,662
              Auxiliary Organization Bonds, Series 2001, 5.350%, 6/01/31
              - MBIA Insured

       5,000 Long Beach Bond Finance Authority, California, Lease         11/11 at 101.00       AAA        5,193,750
              Revenue Refunding Bonds, The Aquarium of the South
              Pacific, 5.250%, 11/01/30 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Healthcare - 4.8%

       2,000 Antelope Valley Healthcare District, California, Insured      1/08 at 102.00       AAA        2,049,920
              Refunding Revenue Bonds, Series 1997A, 5.200%, 1/01/27 -
              FSA Insured

       4,000 California Statewide Communities Development Authority,       8/09 at 101.00       AAA        4,274,880
              Certificates of Participation, Members of the Sutter
              Health Obligated Group, 5.500%, 8/15/31 - FSA Insured

       6,000 City of Oakland, California, Insured Revenue Bonds, 1800      1/10 at 100.00       AAA        6,815,400
              Harrison Foundation - Kaiser Permanente, Series 1999A,
              6.000%, 1/01/29 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 10.2%

             California Statewide Communities Development Authority,
             Multifamily Housing Revenue Senior Bonds, Westgate
             Courtyards Apartments Project, Series 2001-X1:
       1,000  5.200%, 12/01/16 - AMBAC Insured                            12/11 at 100.00       AAA        1,062,790
       4,180  5.420%, 12/01/34 - AMBAC Insured                            12/11 at 100.00       AAA        4,343,814

       1,720 California Statewide Communities Development Authority,      12/12 at 100.00       AAA        1,726,639
              Multifamily Revenue Bonds, Heritage Park Apartments,
              Senior Lien Series 2002-PP-1, 5.250%, 6/01/36 (Alternative
              Minimum Tax) - AMBAC Insured

       6,526 California Statewide Communities Development Authority,      11/10 at 105.00       Aaa        7,760,262
              Residential Care Revenue Bonds, GNMA Collateralized,
              Canoga Care Centre Project, 2000 Series A, 7.500%, 11/20/35

       2,765 Community Redevelopment Agency of the City of Los Angeles,    6/05 at 105.00       AAA        3,068,873
              California, Multifamily Housing Revenue Refunding Bonds,
              1995 Series A, Angelus Plaza Project, 7.400%, 6/15/10

       3,865 City of Los Angeles, California, Multifamily Housing          7/11 at 102.00       AAA        4,058,675
              Revenue Bonds, GNMA Mortgage-Backed Securities Program,
              Park Plaza West Senior Apartments Project, Series 2001B,
              5.400%, 1/20/31

       2,375 City of Napa, California, Mortgage Revenue Refunding Bonds,   7/03 at 101.00       AAA        2,425,920
              FHA-Insured, Series 1992A, Creekside Park Apartments
              Project, 6.625%, 7/01/24 - MBIA Insured

       2,000 City of Napa, California, Mortgage Revenue Refunding Bonds,   7/04 at 101.00       AAA        2,066,000
              FHA-Insured, Series 1994A, Creekside Park II Apartments
              Project, 6.625%, 7/01/25 - MBIA Insured

       1,285 Housing Authority of the County of Santa Cruz, California,    7/09 at 102.00       AAA        1,336,580
              Multifamily Housing Revenue Bonds, GNMA Collateralized,
              Northgate Apartments, 1999 Series A, 5.500%, 7/20/40
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 11.9%

       4,750 California Housing Finance Agency, Single Family Mortgage     2/07 at 102.00       AAA        4,981,990
              Bonds, 1997 Series A-1, 6.050%, 8/01/26 (Alternative
              Minimum Tax)

       1,290 California Housing Finance Agency, Home Mortgage Revenue      8/07 at 102.00       AAA        1,351,378
              Bonds, 1997 Series E, 6.100%, 8/01/29 (Alternative Minimum
              Tax) - AMBAC Insured

          35 California Housing Finance Agency, Home Mortgage Revenue      2/06 at 102.00       AAA           35,590
              Bonds, 1996 Series E, 6.150%, 8/01/25 (Alternative Minimum
              Tax) - MBIA Insured

       1,250 California Housing Finance Agency, Home Mortgage Revenue      8/11 at 100.00       AAA        1,320,138
              Bonds, 2001 Series L, 5.150%, 8/01/17 - FSA Insured

      34,380 California Housing Finance Agency, Home Mortgage Revenue       2/12 at 54.57       AAA       11,670,291
              Bonds, 2002 Series K, 0.000%, 2/01/22 (Alternative Minimum
              Tax) - MBIA Insured

       4,000 California Rural Home Mortgage Finance Authority, Single        No Opt. Call       Aaa        4,207,880
              Family Mortgage Revenue Bonds, GNMA Mortgage-Backed
              Securities Program, 2002 Series D, 5.650%, 6/01/34
              (Alternative Minimum Tax)

----
11

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Housing/Single Family (continued)

             Department of Veterans Affairs of the State of California,
             Home Purchase Revenue Bonds, Series 2002A:
    $  3,500  5.300%, 12/01/21 - AMBAC Insured                             6/12 at 101.00       AAA $      3,683,960
       5,000  5.350%, 12/01/27 - AMBAC Insured                             6/12 at 101.00       AAA        5,202,650
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 19.3%

      31,000 State of California, Various Purpose General Obligation       3/10 at 101.00       AAA       33,263,310
              Bonds, 5.750%, 3/01/27 - MBIA Insured

       3,305 Centinela Valley Union High School District, Los Angeles      8/10 at 102.00       AAA        3,412,776
              County, California, General Obligation Bonds, Election of
              2002, Series C, 5.200%, 8/01/32 - FGIC Insured

             Golden West Schools Financing Authority, California, 1998
             Revenue Bonds, Series A, School District General Obligation
             Refunding Program:
       2,650  0.000%, 8/01/19 - MBIA Insured                                8/13 at 68.56       AAA        1,078,577
       2,755  0.000%, 8/01/20 - MBIA Insured                                8/13 at 63.85       AAA        1,032,629
       2,855  0.000%, 8/01/21 - MBIA Insured                                8/13 at 59.63       AAA          991,342

       5,000 Los Angeles Unified School District, California, General      7/12 at 100.00       AAA        5,145,500
              Obligation Bonds, Election of 1997, 2002 Series E, 5.125%,
              1/01/27 - MBIA Insured

       3,040 Sulphur Springs Union School District, Los Angeles County,      No Opt. Call       AAA        1,736,995
              California, General Obligation Bonds, Election of 1991,
              Series A, 0.000%, 9/01/15 - MBIA Insured

       4,900 West Covina Unified School District, Los Angeles County,        No Opt. Call       AAA        5,789,399
              California, General Obligation Bonds, Series 2002A
              Refunding, 5.800%, 8/01/30 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 20.3%

       1,225 Redevelopment Agency of the City of Barstow, California,        No Opt. Call       AAA        1,585,677
              Central Redevelopment Project Tax Allocation Bonds, 1994
              Series A, 7.000%, 9/01/14 - MBIA Insured

       7,005 Big Bear Lake Financing Authority, San Bernardino County,     8/05 at 102.00       AAA        7,873,620
              California, 1995 Tax Allocation Refunding Revenue Bonds,
              6.300%, 8/01/25 - AMBAC Insured

       1,180 Capistrano Unified School District, Orange County,            8/10 at 101.00       AAA        1,348,303
              California, School Facilities Improvement District No. 1,
              Election of 1999, General Obligation Bonds, Series A,
              5.875%, 8/01/20 - FGIC Insured

       6,990 Chino Unified School District, California, Certificates of    9/05 at 102.00       AAA        7,851,168
              Participation, 1995 Master Lease Program, 6.125%, 9/01/26
              - FSA Insured

         850 Redevelopment Agency of the City of Concord, California,      7/03 at 100.00       AAA          869,117
              Central Concord Redevelopment Project, Tax Allocation
              Bonds, Series 1988-2, 7.875%, 7/01/07 - MBIA Insured

       4,150 Redevelopment Agency of the City of Moorpark, California,    10/12 at 102.00       AAA        4,259,353
              Tax Allocation Bonds, Moorpark Redevelopment Project,
              Series 2001, 5.125%, 10/01/31 - AMBAC Insured

       7,040 Norwalk Community Facilities Financing Authority, Los         9/05 at 102.00       AAA        7,907,046
              Angeles County, California, Tax Allocation Refunding
              Revenue Bonds, 1995 Series A, 6.050%, 9/01/25 - FSA Insured

       5,120 County of Orange, California, 1996 Recovery Certificates of   7/06 at 102.00       AAA        5,871,974
              Participation, Series A, 6.000%, 7/01/26 - MBIA Insured

      14,050 Paramount Redevelopment Agency, Los Angeles County,             No Opt. Call       AAA        4,009,870
              California, Redevelopment Project Area No. 1, Compound
              Interest Tax Allocation Refunding Bonds, Issue of 1998,
              0.000%, 8/01/26 - MBIA Insured

       8,000 County of Riverside Asset Leasing Corporation, California,    6/12 at 101.00       AAA        8,468,000
              Leasehold Revenue Bonds, 1997 Series B, County of
              Riverside Hospital Project, 5.000%, 6/01/19 - MBIA Insured

             Redevelopment Agency of the City and County of San
             Francisco, California, Lease Revenue Bonds, Series 1994,
             George R. Moscone Convention Center:
       2,250  6.800%, 7/01/19 - FSA Insured                                7/04 at 102.00       AAA        2,458,575
       1,000  6.750%, 7/01/24 - FSA Insured                                7/04 at 102.00       AAA        1,092,040

       1,490 Tulare Public Financing Authority, California, Lease         10/07 at 102.00       AAA        1,545,562
              Revenue Bonds, Series 1997, Capital Facilities Project,
              5.125%, 10/01/22 - MBIA Insured

----
12

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions* Ratings**            Value
--------------------------------------------------------------------------------------------------------------------
             Transportation - 9.7%

    $  6,500 Foothill/Eastern Transportation Corridor Agency,              1/10 at 100.00       AAA $      6,550,895
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35 - MBIA Insured

       3,255 Foothill/Eastern Transportation Corridor Agency,              1/10 at 101.00       AAA        3,476,405
              California, Toll Road Refunding Revenue Bonds, Series
              1999, 5.750%, 1/15/40 - MBIA Insured

       2,000 Port of Oakland, California, Revenue Bonds, 2000 Series K,    5/10 at 100.00       AAA        2,166,240
              5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

       1,290 Airports Commission of the City and County of San             1/08 at 101.00       AAA        1,319,270
              Francisco, California, San Francisco International
              Airport, Special Facilities Lease Revenue Bonds, SFO Fuel
              Company LLC, Series 1997A, 5.250%, 1/01/22 (Alternative
              Minimum Tax) - AMBAC Insured

       3,470 Airports Commission of the City and County of San             5/08 at 101.00       AAA        3,653,043
              Francisco, California, San Francisco International
              Airport, Second Series Revenue Bonds, Issue 16A, 5.375%,
              5/01/16 (Alternative Minimum Tax) - FSA Insured

       1,320 Airports Commission of the City and County of San             1/08 at 102.00       AAA        1,483,548
              Francisco, California, San Francisco International
              Airport, Special Facilities Lease Revenue Bonds, SFO Fuel
              Company LLC, Series 2000A, 6.100%, 1/01/20 (Alternative
              Minimum Tax) - FSA Insured

         625 Airports Commission of the City and County of San             5/10 at 101.00       AAA          651,025
              Francisco, California, San Francisco International
              Airport, Second Series Revenue Bonds, Issue 26B, 5.000%,
              5/01/21 - FGIC Insured

       5,000 Airports Commission of the City and County of San             5/11 at 100.00       AAA        5,074,300
              Francisco, California, San Francisco International
              Airport, Second Series Revenue Refunding Bonds, Issue 27A,
              5.250%, 5/01/31 (Alternative Minimum Tax) - MBIA Insured

       2,000 Southern California Rapid Transit District, Certificates of   7/03 at 101.50       AAA        2,041,000
              Participation, Workers Compensation Funding Program,
              7.500%, 7/01/05 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 6.5%

       3,000 Gilroy Unified School District, Santa Clara County,           9/04 at 102.00       AAA        3,293,430
              California, Certificates of Participation, Series of 1994,
              6.250%, 9/01/12 (Pre-refunded to 9/01/04) - FSA Insured

       4,000 Puerto Rico Infrastructure Financing Authority, Special      10/10 at 101.00       AAA        4,364,320
              Obligation Bonds, 2000 Series A, 5.500%, 10/01/40

       6,070 Sacramento City Unified School District, Sacramento County,   7/09 at 102.00       Aaa        7,398,237
              California, General Obligation Bonds, Series 2000A,
              6.000%, 7/01/29 (Pre-refunded to 7/01/09) - FGIC Insured

       2,500 San Bernardino County Transportation Authority, California,   3/03 at 101.00       AAA        2,699,275
              Sales Tax Revenue Bonds, Limited Tax Bonds, 1992 Series A,
              6.000%, 3/01/10 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             Utilities - 5.6%

       5,000 California Pollution Control Financing Authority, Pollution   4/11 at 102.00       AAA        5,407,250
              Control Refunding Revenue Bonds, Pacific Gas and Electric
              Company, 1996A Remarketed, 5.350%, 12/01/16 (Alternative
              Minimum Tax) - MBIA Insured

       1,000 California Pollution Control Financing Authority, Pollution   9/09 at 101.00       AAA        1,042,790
              Control Revenue Refunding Bonds, Southern California
              Edison Company, Series 1999B, 5.450%, 9/01/29 - MBIA
              Insured

       3,500 Northern California Power Agency, Hydroelectric Project       7/08 at 101.00       AAA        3,622,640
              Number One Revenue Bonds, 1998 Refunding Series A, 5.125%,
              7/01/23 - MBIA Insured

       1,950 Salinas Valley Solid Waste Authority, California, Revenue     8/12 at 100.00       AAA        1,988,123
              Bonds, Series 2002, 5.250%, 8/01/27 (Alternative Minimum
              Tax) - AMBAC Insured

       3,000 City of Shasta Lake, California, Series 1996-2,               4/05 at 102.00       AAA        3,314,580
              Certificates of Participation, 6.000%, 4/01/16 - FSA
              Insured
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.3%

       3,070 California Special District Finance Program, Certificates     9/10 at 100.00       AAA        3,202,808
              of Participation, Jurupa Community Services District,
              Water and Wastewater Revenue Bonds, Series 2001NN, 5.250%,
              9/01/32 - MBIA Insured

       4,350 Metropolitan Water District of Southern California, Water     1/08 at 101.00       AAA        4,384,538
              Revenue Bonds, 1997 Authorization, Series A, 5.000%,
              7/01/37 - FGIC Insured

       2,500 Metropolitan Water District of Southern California, Water     7/06 at 100.00       AAA        2,514,050
              Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21 -
              MBIA Insured

----
13

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  5,000 City of San Diego Public Facilities Financing Authority,      5/05 at 101.00       AAA $     5,053,550
              California, Sewer Revenue Bonds, Series 1995, 5.000%,
              5/15/25 - FGIC Insured

       2,000 Public Utilities Commission of the City and County of San    11/11 at 100.00       AAA       2,120,440
              Francisco, California, Water Revenue Bonds, Series 2001A,
              5.000%, 11/01/18 - FSA Insured
-------------------------------------------------------------------------------------------------------------------
    $291,206 Total Long-Term Investments (cost $248,735,507) - 98.8%                                    269,351,782
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.2%                                                         3,321,409
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   272,673,191
             -----------------------------------------------------------------------------------------------------

              All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
            * Optional Call Provisions (not covered by the report of
              independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.




                                See accompanying notes to financial statements.

----
14

Statement of Assets and Liabilities
February 28, 2003

                                                                                 California
                                                                California          Insured
-------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value         $261,725,374     $269,351,782
Cash                                                            3,617,844          836,411
Receivables:
 Interest                                                       4,146,924        3,747,183
 Investments sold                                               3,821,638               --
 Shares sold                                                       19,000          132,295
Other assets                                                        1,286            1,253
-------------------------------------------------------------------------------------------
   Total assets                                               273,332,066      274,068,924
-------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                          6,130,680               --
 Shares redeemed                                                   26,821          178,184
Accrued expenses:
 Management fees                                                  109,532          112,602
 12b-1 distribution and service fees                               30,687           34,881
 Other                                                             81,840           80,015
Dividends payable                                               1,074,905          990,051
-------------------------------------------------------------------------------------------
   Total liabilities                                            7,454,465        1,395,733
-------------------------------------------------------------------------------------------
Net assets                                                   $265,877,601     $272,673,191
-------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $ 53,440,730     $ 77,311,914
Shares outstanding                                              5,188,286        6,991,048
Net asset value and redemption price per share               $      10.30     $      11.06
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)            $      10.75     $      11.54
-------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $ 18,430,509     $ 21,602,109
Shares outstanding                                              1,790,590        1,951,295
Net asset value, offering and redemption price per share     $      10.29     $      11.07
-------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $ 17,319,656     $ 13,081,548
Shares outstanding                                              1,682,641        1,190,239
Net asset value, offering and redemption price per share     $      10.29     $      10.99
-------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $176,686,706     $160,677,620
Shares outstanding                                             17,144,471       14,536,158
Net asset value, offering and redemption price per share     $      10.31     $      11.05
-------------------------------------------------------------------------------------------

Net Assets Consist of:
-------------------------------------------------------------------------------------------
Capital paid-in                                              $263,343,477     $252,098,138
Undistributed (Over-distribution of) net investment income        (80,920)         (91,912)
Accumulated net realized gain (loss) from investment           (9,401,704)
 transactions                                                                       50,690
Net unrealized appreciation of investments                     12,016,748       20,616,275
-------------------------------------------------------------------------------------------
Net assets                                                   $265,877,601     $272,673,191
-------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
15

Statement of Operations
Year Ended February 28, 2003

                                                                                     California
                                                                       California       Insured
-----------------------------------------------------------------------------------------------
Investment Income                                                    $15,271,484   $14,228,856
-----------------------------------------------------------------------------------------------
Expenses
Management fees                                                        1,428,475     1,446,779
12b-1 service fees - Class A                                             106,948       145,815
12b-1 distribution and service fees - Class B                            156,422       192,114
12b-1 distribution and service fees - Class C                            118,537        88,609
Shareholders' servicing agent fees and expenses                          202,196       167,079
Custodian's fees and expenses                                             64,603        82,846
Trustees' fees and expenses                                                4,735         6,695
Professional fees                                                         62,454        14,996
Shareholders' reports - printing and mailing expenses                     33,794        30,347
Federal and state registration fees                                        4,388         5,252
Portfolio insurance expense                                                   --         8,607
Other expenses                                                             7,820         7,938
-----------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                             2,190,372     2,197,077
  Custodian fee credit                                                    (9,871)      (17,760)
-----------------------------------------------------------------------------------------------
Net expenses                                                           2,180,501     2,179,317
-----------------------------------------------------------------------------------------------
Net investment income                                                 13,090,983    12,049,539
-----------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments                             (9,401,703)      806,696
Net change in unrealized appreciation or depreciation of investments  11,059,494     4,586,709
-----------------------------------------------------------------------------------------------
Net gain from investments                                              1,657,791     5,393,405
-----------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $14,748,774   $17,442,944
-----------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
16

Statement of Changes in Net Assets

                                                                               California              California Insured
                                                                      ---------------------------  --------------------------
                                                                         Year Ended     Year Ended    Year Ended    Year Ended
                                                                            2/28/03        2/28/02       2/28/03       2/28/02
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
Operations
Net investment income                                                 $ 13,090,983  $  13,765,997  $ 12,049,539  $ 11,970,483
Net realized gain (loss) from investments                               (9,401,703)       611,583       806,696     4,221,395
Net change in unrealized appreciation or depreciation of investments    11,059,494     (4,445,371)    4,586,709    (1,465,034)
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
Net increase in net assets from operations                              14,748,774      9,932,209    17,442,944    14,726,844
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                               (2,686,401)    (2,634,896)   (3,306,139)   (3,128,381)
  Class B                                                                 (700,936)      (626,178)     (763,010)     (649,512)
  Class C                                                                 (711,730)      (703,757)     (466,379)     (391,515)
  Class R                                                               (9,338,068)    (9,858,920)   (7,615,033)   (7,960,327)
From accumulated net realized gains from investments:
  Class A                                                                  (11,959)      (124,848)     (534,535)     (244,843)
  Class B                                                                   (3,897)       (33,434)     (148,438)      (65,417)
  Class C                                                                   (3,623)       (38,154)      (87,718)      (39,488)
  Class R                                                                  (39,655)      (436,302)   (1,156,255)     (573,352)
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
Decrease in net assets from distributions to shareholders              (13,496,269)   (14,456,489)  (14,077,507)  (13,052,835)
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
Fund Share Transactions
Net proceeds from sale of shares                                        21,118,278     23,638,562    29,597,898    35,085,492
Net proceeds from shares issued to shareholders due to reinvestment
 of distributions                                                        7,658,825      8,213,777     8,276,583     7,601,945
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
                                                                        28,777,103     31,852,339    37,874,481    42,687,437
Cost of shares redeemed                                                (27,365,400)   (33,088,490)  (32,063,039)  (27,697,706)
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
Net increase (decrease) in net assets from Fund share transactions       1,411,703     (1,236,151)    5,811,442    14,989,731
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
Net increase (decrease) in net assets                                    2,664,208     (5,760,431)    9,176,879    16,663,740
Net assets at the beginning of year                                    263,213,393    268,973,824   263,496,312   246,832,572
------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $265,877,601  $ 263,213,393  $272,673,191  $263,496,312
--------------------------------------------------------------------- ------------  -------------  ------------  ------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $    (80,920) $     299,581  $    (91,912) $    (43,832)
--------------------------------------------------------------------- ------------  -------------  ------------  ------------



                                See accompanying notes to financial statements.

----
17

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2003, California had an outstanding when-issued purchase commitment of $6,130,680. There were no such outstanding purchase commitments in California Insured.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, and net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-
 distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2003, have been designated Exempt Interest Dividends.

Insurance
California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund.


----
18

Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2003, California invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. California Insured did not invest in any such securities during the fiscal year ended February 28, 2003.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
19

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                      California
                                                  --------------------------------------------------

                                                         Year Ended                Year Ended
                                                           2/28/03                   2/28/02
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            718,657  $  7,336,059   1,347,583  $ 13,796,339
  Class B                                            467,335     4,769,471     321,993     3,287,333
  Class C                                            530,749     5,419,577     314,040     3,215,457
  Class R                                            350,448     3,593,171     325,625     3,339,433
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            123,970     1,269,062     121,469     1,246,240
  Class B                                             23,408       239,465      19,822       203,125
  Class C                                             35,389       362,009      31,070       318,700
  Class R                                            565,116     5,788,289     627,669     6,445,712
-----------------------------------------------------------------------------------------------------
                                                   2,815,072    28,777,103   3,109,271    31,852,339
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (832,306)   (8,525,341) (1,332,616)  (13,599,925)
  Class B                                           (165,813)   (1,693,818)   (300,298)   (3,074,386)
  Class C                                           (339,374)   (3,472,756)   (240,175)   (2,434,019)
  Class R                                         (1,335,481)  (13,673,485) (1,362,667)  (13,980,160)
-----------------------------------------------------------------------------------------------------
                                                  (2,672,974)  (27,365,400) (3,235,756)  (33,088,490)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                              142,098  $  1,411,703    (126,485) $ (1,236,151)
-----------------------------------------------------------------------------------------------------

                                                                  California Insured
                                                  --------------------------------------------------

                                                         Year Ended                Year Ended
                                                           2/28/03                   2/28/02
                                                  ------------------------  ------------------------
                                                       Shares        Amount      Shares        Amount
-----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          1,450,651  $ 15,803,805   1,582,640  $ 17,270,497
  Class B                                            388,752     4,248,910     675,722     7,363,789
  Class C                                            497,108     5,429,379     544,611     5,898,763
  Class R                                            379,387     4,115,804     419,874     4,552,443
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                            174,383     1,903,059     161,488     1,755,795
  Class B                                             33,317       363,778      26,570       289,369
  Class C                                             31,003       335,871      28,485       307,879
  Class R                                            520,283     5,673,875     483,212     5,248,902
-----------------------------------------------------------------------------------------------------
                                                   3,474,884    37,874,481   3,922,602    42,687,437
-----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (1,048,611)  (11,388,911) (1,206,794)  (13,161,717)
  Class B                                           (206,883)   (2,265,093)   (208,063)   (2,246,136)
  Class C                                           (424,309)   (4,587,766)   (181,235)   (1,948,835)
  Class R                                         (1,265,107)  (13,821,269)   (954,172)  (10,341,018)
-----------------------------------------------------------------------------------------------------
                                                  (2,944,910)  (32,063,039) (2,550,264)  (27,697,706)
-----------------------------------------------------------------------------------------------------
Net increase                                         529,974  $  5,811,442   1,372,338  $ 14,989,731
-----------------------------------------------------------------------------------------------------


----
20

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the fiscal year ended February 28, 2003, were as follows:

                                                          California
                                              California     Insured
           ---------------------------------------------------------
           Purchases:
             Long-term municipal securities  $67,369,587 $66,745,881
             Short-term securities            14,500,000   5,000,000
           Sales and maturities:
             Long-term municipal securities   64,819,912  68,825,630
             Short-term securities            15,300,000   5,000,000
           ---------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 28, 2003, the cost of investments were as follows:

                                                    California
                                       California      Insured
                 ---------------------------------------------
                 Cost of investments $249,634,086 $248,627,182
                 ---------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2003, were as follows:

                                                               California
                                                   California     Insured
      -------------------------------------------------------------------
      Gross unrealized:
       Appreciation                              $15,508,122  $20,724,600
       Depreciation                               (3,416,834)          --
      -------------------------------------------------------------------
      Net unrealized appreciation on investments $12,091,288  $20,724,600
      -------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 28, 2003, were as follows:

                                                             California
                                                  California    Insured
        ---------------------------------------------------------------
        Undistributed tax-exempt income             $914,841   $789,618
        Undistributed ordinary income *                   --     77,026
        Undistributed net long-term capital gains         --         --
        ---------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended February 28, 2003 and February 28, 2002, was as follows:

                                                                 California
     2003                                            California     Insured
     ----------------------------------------------------------------------
     Distributions from tax-exempt income           $13,491,094 $12,112,054
     Distributions from ordinary income *                 1,755      77,346
     Distributions from net long-term capital gains      59,134   1,918,030
     ----------------------------------------------------------------------
                                                                 California
     2002                                            California     Insured
     ----------------------------------------------------------------------
     Distributions from tax-exempt income           $13,915,425 $12,108,113
     Distributions from ordinary income *               134,338          --
     Distributions from net long-term capital gains     499,973     923,100
     ----------------------------------------------------------------------

*Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 28, 2003, the California Fund had an unused capital loss carryforward of $1,920,794 available to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2011.


----
21

The Funds have elected to defer net realized losses from investments incurred from November 1, 2002 through February 28, 2003 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                                         California
                              California    Insured
                            -----------------------
                              $7,480,908    $26,203
                            -----------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75% of the average daily net assets of California and .975% of the average daily net assets of California Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended February 28, 2003, Nuveen Investments, LLC (the "Distributor"), (formerly, Nuveen Investments), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                            California
                                                 California    Insured
          ------------------------------------------------------------
          Sales charges collected (unaudited)      $150,791   $271,123
          Paid to authorized dealers (unaudited)    131,037    271,123
          ------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2003, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                        California
                                             California    Insured
             -----------------------------------------------------
             Commission advances (unaudited)   $213,454   $266,600
             -----------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2003, the Distributor retained such 12b-1 fees as follows:

                                                        California
                                             California    Insured
             -----------------------------------------------------
             12b-1 fees retained (unaudited)   $153,377   $196,425
             -----------------------------------------------------

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.


----
22

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2003, as follows:

                                                     California
                                          California    Insured
                -----------------------------------------------
                CDSC retained (unaudited)    $59,738    $66,637
                -----------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2003, to shareholders of record on March 7, 2003, as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Dividend per share:
                     Class A               $.0410     $.0400
                     Class B                .0345      .0330
                     Class C                .0365      .0345
                     Class R                .0430      .0415
                   -----------------------------------------



----
23

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                     Investment Operations       Less Distributions
                                                   -------------------------  -----------------------


CALIFORNIA


                                                                  Net            From
                                                            Realized/          and in
                                                           Unrealized          Excess
                                         Beginning     Net    Invest-          of Net                  Ending
                                               Net Invest-       ment         Invest-                     Net
                                             Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
---------------------------------------  --------- ------- ----------  -----  -------  -------  -----  ------ ---------
Class A (9/94)
 2003                                    $10.25       $.50      $ .06  $ .56    $(.51)   $  --  $(.51) $10.30      5.67%
 2002                                        10.42     .53       (.15)   .38     (.53)    (.02)  (.55)  10.25      3.82
 2001                                        10.01     .57        .41    .98     (.57)      --   (.57)  10.42      9.99
 2000                                        10.89     .55       (.89)  (.34)    (.54)      --   (.54)  10.01     (3.12)
 1999                                        10.91     .54        .03    .57     (.54)    (.05)  (.59)  10.89      5.28
Class B (3/97)
 2003                                        10.24     .43        .06    .49     (.44)      --   (.44)  10.29      4.88
 2002                                        10.41     .45       (.15)   .30     (.45)    (.02)  (.47)  10.24      3.04
 2001                                        10.00     .49        .41    .90     (.49)      --   (.49)  10.41      9.23
 2000                                        10.89     .47       (.89)  (.42)    (.47)      --   (.47)  10.00     (3.93)
 1999                                        10.92     .47        .01    .48     (.46)    (.05)  (.51)  10.89      4.44
Class C (9/94)
 2003                                        10.25     .45        .05    .50     (.46)      --   (.46)  10.29      5.02
 2002                                        10.42     .47       (.14)   .33     (.48)    (.02)  (.50)  10.25      3.28
 2001                                        10.01     .51        .41    .92     (.51)      --   (.51)  10.42      9.42
 2000                                        10.90     .50       (.90)  (.40)    (.49)      --   (.49)  10.01     (3.74)
 1999                                        10.92     .49        .02    .51     (.48)    (.05)  (.53)  10.90      4.70
Class R (7/86)
 2003                                        10.26     .52        .07    .59     (.54)      --   (.54)  10.31      5.92
 2002                                        10.43     .55       (.15)   .40     (.55)    (.02)  (.57)  10.26      4.06
 2001                                        10.02     .59        .41   1.00     (.59)      --   (.59)  10.43     10.23
 2000                                        10.91     .57       (.89)  (.32)    (.57)      --   (.57)  10.02     (2.98)
 1999                                        10.93     .56        .03    .59     (.56)    (.05)  (.61)  10.91      5.50
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                   Ratios/Supplemental Data
                                         ---------------------------------------------------------------------------
                                                    Before Credit/         After          After Credit/
                                                    Reimbursement     Reimbursement(b)   Reimbursement(c)
CALIFORNIA                                        -----------------  -----------------  -----------------
                                                              Ratio              Ratio              Ratio
                                                             of Net             of Net             of Net
                                                            Invest-            Invest-            Invest-
                                                  Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                  Expenses   Income  Expenses   Income  Expenses   Income
                                           Ending       to       to        to       to        to       to
                                              Net  Average  Average   Average  Average   Average  Average  Portfolio
                                           Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------  -------- --------  -------  --------  -------  --------  -------  ---------
Class A (9/94)
 2003                                    $ 53,441      .89%    4.91%      .89%    4.91%      .88%    4.92%        25%
 2002                                      53,078      .88     5.15       .88     5.15       .87     5.16          6
 2001                                      52,540      .88     5.52       .88     5.52       .87     5.53         39
 2000                                      48,560      .86     5.32       .86     5.32       .85     5.33         31
 1999                                      36,568      .90     4.97       .90     4.97       .90     4.97         34
Class B (3/97)
 2003                                      18,431     1.64     4.16      1.64     4.16      1.63     4.17         25
 2002                                      15,012     1.63     4.41      1.63     4.41      1.62     4.42          6
 2001                                      14,825     1.63     4.77      1.63     4.77      1.62     4.78         39
 2000                                      10,318     1.61     4.56      1.61     4.56      1.60     4.56         31
 1999                                       7,353     1.65     4.23      1.65     4.23      1.65     4.23         34
Class C (9/94)
 2003                                      17,320     1.44     4.37      1.44     4.37      1.43     4.37         25
 2002                                      14,918     1.43     4.60      1.43     4.60      1.42     4.61          6
 2001                                      14,077     1.43     4.97      1.43     4.97      1.42     4.98         39
 2000                                      15,132     1.41     4.75      1.41     4.75      1.40     4.76         31
 1999                                      10,353     1.45     4.43      1.45     4.43      1.45     4.43         34
Class R (7/86)
 2003                                     176,687      .69     5.12       .69     5.12       .68     5.12         25
 2002                                     180,205      .68     5.35       .68     5.35       .67     5.37          6
 2001                                     187,532      .68     5.72       .68     5.72       .67     5.73         39
 2000                                     188,512      .66     5.47       .66     5.47       .65     5.48         31
 1999                                     220,109      .71     5.16       .71     5.16       .71     5.16         34
---------------------------------------------------------------------------------------------------------------------

(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the Adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
24

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                     Investment Operations       Less Distributions
                                                   -------------------------  ------------------------


CALIFORNIA INSURED


                                                                  Net            From
                                                            Realized/          and in
                                                           Unrealized          Excess
                                         Beginning     Net    Invest-          of Net                   Ending
                                               Net Invest-       ment         Invest-                      Net
                                             Asset    ment       Gain            ment  Capital           Asset     Total
Year Ended February 28/29,                   Value  Income     (Loss)   Total  Income    Gains    Total  Value Return(a)
--------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                       $10.92    $.49      $ .23  $ .72    $(.50)   $(.08)  $(.58) $11.06      6.73%
 2002                                        10.85     .51        .12    .63     (.52)    (.04)   (.56)  10.92      5.90
 2001                                        10.19     .52        .67   1.19     (.53)      --    (.53)  10.85     11.98
 2000                                        11.10     .53       (.92)  (.39)    (.52)      --    (.52)  10.19     (3.52)
 1999                                        11.06     .52        .06    .58     (.53)    (.01)*  (.54)  11.10      5.31
Class B (3/97)
 2003                                        10.94     .41        .21    .62     (.41)    (.08)   (.49)  11.07      5.82
 2002                                        10.86     .43        .12    .55     (.43)    (.04)   (.47)  10.94      5.18
 2001                                        10.20     .45        .66   1.11     (.45)      --    (.45)  10.86     11.14
 2000                                        11.11     .45       (.92)  (.47)    (.44)      --    (.44)  10.20     (4.26)
 1999                                        11.06     .44        .06    .50     (.44)    (.01)*  (.45)  11.11      4.61
Class C (9/94)
 2003                                        10.86     .43        .21    .64     (.43)    (.08)   (.51)  10.99      6.04
 2002                                        10.78     .44        .13    .57     (.45)    (.04)   (.49)  10.86      5.42
 2001                                        10.13     .46        .66   1.12     (.47)      --    (.47)  10.78     11.32
 2000                                        11.03     .47       (.91)  (.44)    (.46)      --    (.46)  10.13     (4.03)
 1999                                        10.98     .46        .06    .52     (.46)    (.01)*  (.47)  11.03      4.81
Class R (7/86)
 2003                                        10.91     .51        .22    .73     (.51)    (.08)   (.59)  11.05      6.91
 2002                                        10.84     .53        .11    .64     (.53)    (.04)   (.57)  10.91      6.08
 2001                                        10.18     .54        .67   1.21     (.55)      --    (.55)  10.84     12.18
 2000                                        11.08     .55       (.91)  (.36)    (.54)      --    (.54)  10.18     (3.27)
 1999                                        11.04     .54        .06    .60     (.55)    (.01)*  (.56)  11.08      5.49
--------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                   Ratios/Supplemental Data
                                         ---------------------------------------------------------------------------
                                                    Before Credit/         After          After Credit/
                                                    Reimbursement     Reimbursement(b)   Reimbursement(c)
CALIFORNIA INSURED                                -----------------  -----------------  -----------------
                                                              Ratio              Ratio              Ratio
                                                             of Net             of Net             of Net
                                                            Invest-            Invest-            Invest-
                                                  Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                  Expenses   Income  Expenses   Income  Expenses   Income
                                           Ending       to       to        to       to        to       to
                                              Net  Average  Average   Average  Average   Average  Average  Portfolio
                                           Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                    $ 77,312      .86%    4.47%      .86%    4.47%      .86%    4.48%        25%
 2002                                      70,068      .87     4.64       .87     4.64       .85     4.66         40
 2001                                      63,775      .88     4.97       .88     4.97       .87     4.98         16
 2000                                      52,014      .88     5.02       .88     5.02       .88     5.02         44
 1999                                      47,300      .93     4.72       .93     4.72       .93     4.72         25
Class B (3/97)
 2003                                      21,602     1.61     3.72      1.61     3.72      1.61     3.73         25
 2002                                      18,985     1.62     3.89      1.62     3.89      1.60     3.91         40
 2001                                      13,487     1.63     4.22      1.63     4.22      1.62     4.23         16
 2000                                      10,909     1.64     4.27      1.64     4.27      1.63     4.28         44
 1999                                       8,825     1.68     3.96      1.68     3.96      1.68     3.96         25
Class C (9/94)
 2003                                      13,082     1.41     3.93      1.41     3.93      1.41     3.93         25
 2002                                      11,794     1.42     4.10      1.42     4.10      1.40     4.12         40
 2001                                       7,489     1.43     4.42      1.43     4.42      1.42     4.43         16
 2000                                       6,552     1.43     4.45      1.43     4.45      1.43     4.46         44
 1999                                       6,994     1.48     4.17      1.48     4.17      1.48     4.17         25
Class R (7/86)
 2003                                     160,678      .66     4.67       .66     4.67       .66     4.68         25
 2002                                     162,649      .67     4.84       .67     4.84       .65     4.86         40
 2001                                     162,081      .68     5.18       .68     5.18       .67     5.18         16
 2000                                     158,816      .68     5.20       .68     5.20       .68     5.20         44
 1999                                     185,428      .74     4.92       .74     4.92       .74     4.92         25
---------------------------------------------------------------------------------------------------------------------

* The amounts shown include distributions in excess of capital gains of $.003 per share.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the Adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
25

Report of Independent Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 28, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds as of February 28, 2002 and for the periods then ended and prior were audited by other independent accountants whose report dated April 12, 2002 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
April 21, 2003


----
26

                                     Notes

----
27

                                     Notes

----
28

                                     Notes

----
29

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between Nuveen Advisory and the Fund, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Fund        Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1997     Chairman and Director (since 1996) of Nuveen       142
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investment Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        122
8/22/40
3725 Huntington Street,
  N.W.
Washington, D.C. 20015


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (August 1989) as Senior Vice               122
7/29/34                                                  President of The Northern Trust Company.
201 Michigan Avenue
Highwood, IL 60040


--------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri        Trustee             1994     Retired, formerly, Executive Director (since       122
1/26/33                                                  1998) of Manitoga/The Russel Wright Design
3 West 29th Street                                       Center; prior thereto, President and Chief
New York, NY 10001                                       Executive Officer of Blanton-Peale Institute
                                                         (since 1990); prior thereto, Vice President,
                                                         Metropolitan Life Insurance Co.


--------------------------------------------------------------------------------------------------------------------
Peter R. Sawers             Trustee             1991     Adjunct Professor of Business and Economics,       122
4/3/33                                                   University of Dubuque, Iowa; formerly
22 The Landmark                                          (1991-2000) Adjunct Professor, Lake Forest
Northfield, IL 60093                                     Graduate School of Management, Lake Forest,
                                                         Illinois; prior thereto, Executive Director,
                                                         Towers Perrin Australia, a management
                                                         consulting firm; Chartered Financial
                                                         Analyst; Certified Management Consultant;
                                                         Director, Executive Service Corps of Chicago
                                                         and Director, Hadley School for the Blind,
                                                         both not-for-profit organizations.


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        122
9/24/44                                                  Miller-Valentine Group, Vice President,
4000 Miller-Valentine Ct.                                Miller-Valentine Realty, a development and
P. O. Box 744                                            contract company; Chair, Miami Valley
Dayton, OH 45401                                         Hospital; Chair, Miami Valley Economic
                                                         Development Coalition; formerly, Member,
                                                         Community Advisory Board, National City
                                                         Bank, Dayton, Ohio and Business Advisory
                                                         Council, Cleveland Federal Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            122
12/29/47                                                 Donnelley Foundation (since 1994); prior
35 E. Wacker Drive                                       thereto, Executive Director, Great Lakes
Suite 2600                                               Protection Fund (from 1990 to 1994).
Chicago, IL 60601

----
30

--------------------------------------------------------------------------------

                                                                                                      Number of
                                                                                                    Portfolios in
Name,                 Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate             Held with           Elected or  Including other Directorships                  Overseen by
and Address           the Fund           Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-----------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Chief                  1997     Managing Director (since 2002), Assistant          142
9/9/56                Administrative                  Secretary and Associate General Counsel,
333 W. Wacker Drive   Officer                         formerly, Vice President and Assistant
Chicago, IL 60606                                     General Counsel of Nuveen Investments, LLC;
                                                      Managing Director (since 2002), General
                                                      Counsel and Assistant Secretary, formerly,
                                                      Vice President of Nuveen Advisory Corp. and
                                                      Nuveen Institutional Advisory Corp.;
                                                      Managing Director (since 2002), Assistant
                                                      Secretary and Associate General Counsel,
                                                      formerly, Vice President (since 2000), of
                                                      Nuveen Asset Management, Inc.; Assistant
                                                      Secretary of Nuveen Investments, Inc. (since
                                                      1994); Assistant Secretary of NWQ Investment
                                                      Management Company, LLC. (since 2002); Vice
                                                      President and Assistant Secretary of Nuveen
                                                      Investment Advisers Inc. (since 2002);
                                                      Managing Director, Associate General Counsel
                                                      and Assistant Secretary of Rittenhouse Asset
                                                      Management, Inc. (since May 2003); Chartered
                                                      Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President and     2002     Vice President (since January 2002),               142
2/3/66                Assistant                       formerly, Assistant Vice President (since
333 W. Wacker Drive   Secretary                       2000), previously, Associate of Nuveen
Chicago, IL 60606                                     Investments, LLC.


-----------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         2002     Vice President (since January 2002),               135
11/10/66                                              formerly, Assistant Vice President (since
333 W. Wacker Drive                                   1997), of Nuveen Advisory Corp.; prior
Chicago, IL 60606                                     thereto, portfolio manager of Flagship
                                                      Financial Inc.; Chartered Financial Analyst
                                                      and Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999     Vice President of Nuveen Investments, LLC          142
11/28/67              Treasurer                       (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                   President (from 1997); Vice President and
Chicago, IL 60606                                     Treasurer (since 1999) of Nuveen
                                                      Investments, Inc.; Vice President and
                                                      Treasurer (since 1999) of Nuveen Advisory
                                                      Corp. and (since 2002) Nuveen Institutional
                                                      Advisory Corp; Vice President and Treasurer
                                                      of Nuveen Asset Management, Inc. (since
                                                      2002) and of Nuveen Investment Advisers Inc.
                                                      (since 2002); Assistant Treasurer of NWQ
                                                      Investment Management Company, LLC. (since
                                                      2002); Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001     Vice President of Nuveen Advisory Corp.            142
9/8/54                                                (since 2001); previously, Vice President of
333 W. Wacker Drive                                   Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                     1998); Vice President of Nuveen
                                                      Institutional Advisory Corp. (since 2002);
                                                      prior thereto, Assistant Vice President of
                                                      Van Kampen Investment Advisory Corp. (since
                                                      1994).


-----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President and     2002     Vice President (since January 2002) and            142
9/24/64               Secretary                       Assistant General Counsel (since 1998);
333 W. Wacker Drive                                   formerly, Assistant Vice President (since
Chicago, IL 60606                                     1998) of Nuveen Investments, LLC; Vice
                                                      President (since May 2002) and Assistant
                                                      Secretary (since 1998), formerly Assistant
                                                      Vice President of Nuveen Advisory Corp. and
                                                      Nuveen Institutional Advisory Corp.; prior
                                                      thereto, Associate at the law firm D'Ancona
                                                      Partners LLC.


-----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998     Vice President of Nuveen Investments, LLC;         142
10/24/45                                              Vice President (since 1998) of Nuveen
333 W. Wacker Drive                                   Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                     Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1997     Managing Director (since 2002) of Nuveen           142
3/2/64                                                Investments, LLC; Managing Director (since
333 W. Wacker Drive                                   2001), formerly Vice President of Nuveen
Chicago, IL 60606                                     Advisory Corp. and Nuveen Institutional
                                                      Advisory Corp. (since 1995); Managing
                                                      Director of Nuveen Asset Management, Inc.
                                                      (since 2001); Vice President of Nuveen
                                                      Investment Advisers Inc. (since 2002);
                                                      Chartered Financial Analyst.

----
31

================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in
Name,                   Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate               Held with           Elected or  Including other Directorships                  Overseen by
and Address             the Fund           Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------
Stephen D. Foy          Vice President and     1998     Vice President and Funds Controller of             142
5/31/54                 Controller                      Nuveen Investments, LLC and Nuveen
333 W. Wacker Drive                                     Investments, Inc.; Certified Public
Chicago, IL 60606                                       Accountant.


-------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell       Vice President         1997     Vice President of Nuveen Advisory Corp.;           135
7/5/55                                                  Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Richard A. Huber        Vice President         1997     Vice President of Nuveen Institutional             135
3/26/63                                                 Advisory Corp. (since 1998) and Nuveen
333 W. Wacker Drive                                     Advisory Corp. (since 1997); prior thereto,
Chicago, IL 60606                                       Vice President and Portfolio Manager of
                                                        Flagship Financial, Inc.


-------------------------------------------------------------------------------------------------------------------
Steven J. Krupa         Vice President         1997     Vice President of Nuveen Advisory Corp.            135
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000     Vice President (since 2000) of Nuveen              142
3/22/63                                                 Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                     President (since 1999); prior thereto,
Chicago, IL 60606                                       Associate of Nuveen Investments, LLC;
                                                        Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002     Vice President (since 1999), previously,           142
8/27/61                                                 Assistant Vice President (since 1993) of
333 W. Wacker Drive                                     Nuveen Investments, LLC.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1997     Vice President, Assistant Secretary and            142
7/27/51                 Assistant                       Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                       Investments, LLC; Vice President and
Chicago, IL 60606                                       Assistant Secretary of Nuveen Advisory Corp.
                                                        and Nuveen Institutional Advisory Corp.;
                                                        Assistant Secretary of Nuveen Investments,
                                                        Inc. and (since 1997) Nuveen Asset
                                                        Management, Inc.; Vice President (since
                                                        2000), Assistant Secretary and Assistant
                                                        General Counsel (since 1999) of Rittenhouse
                                                        Asset Management, Inc.; Vice President and
                                                        Assistant Secretary of Nuveen Investment
                                                        Advisers Inc. (since 2002); Assistant
                                                        Secretary of NWQ Investment Management
                                                        Company, LLC. (since 2002).


-------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1997     Managing Director (since 2002) of Nuveen           142
7/7/65                                                  Investments, LLC; Managing Director (since
333 W. Wacker Drive                                     1997), formerly Vice President (since 1996)
Chicago, IL 60606                                       of Nuveen Advisory Corp. and Nuveen
                                                        Institutional Advisory Corp.; Managing
                                                        Director of Nuveen Asset Management, Inc.
                                                        (since 1999). Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         2002     Vice President (since January 2002),               135
9/4/60                                                  formerly, Assistant Vice President (since
333 W. Wacker Drive                                     1998), of Nuveen Advisory Corp.; prior
Chicago, IL 60606                                       thereto, portfolio manager.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1997     Vice President of Nuveen Advisory Corp. and        135
7/31/51                                                 Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected.
(3)Officer serve one year terms through July of each year.

----
32

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

Fund Information


Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.


Independent Accountants
PricewaterhouseCoopers LLP
Chicago, IL


Custodian
State Street Bank & Trust
Boston, MA


Transfer Agent and Shareholder Services
Boston Financial Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787


Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


Change of Independent Accountants

On May 15, 2002, Arthur Andersen LLP ("Arthur Andersen") resigned as independent accountants for the Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund (the "Funds"). Arthur Andersen's report for the Funds' financial statements for the year ended February 28, 2002, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Arthur Andersen during the Funds' most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of Trustees appointed PricewaterhouseCoopers LLP as independent accountants for the fiscal year ended 2003.


NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

------
33

Serving Investors for Generations


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

As a premier asset management firm, managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.

Distributed by
Nuveen Investments, LLC | 333 West Wacker Drive Chicago, Illinois 60606 | www.nuveen.com

                          Nuveen Municipal Bond Funds

                                           Annual Report dated February 28, 2003

Dependable, tax-free income because It's not what you earn, it's what you keep./(R)/

[PHOTOS APPEAR HERE]





Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund








                                                              NUVEEN
                                                                 Investments

FASTER INFORMATION

    RECEIVE YOUR

         NUVEEN FUND REPORT

                ELECTRONICALLY

By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes (see instructions at right).

SOME COMMON CONCERNS:

     Will my e-mail address be distributed to other companies?

     No, your e-mail address is strictly confidential and will not be used for anything other than notification of shareholder information.


     What if I change my mind and want to receive investor materials through regular mail delivery again?

     If you decide you do not like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

If your Nuveen Fund dividends and statements

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

follow the steps outlined below:

1    Go to
     www.investordelivery.com

2 Refer to the address sheet that accompanied this report. Enter the personal 13-character Enrollment Number imprinted near your name.


3 You'll be taken to a page with several options. Select the New Enrollment-Create screen. Once there, enter your e-mail address (e.g. yourID@providerID.com), and a personal, 4-digit PIN number of your choice. (Pick a number that's easy to remember.)

4 Click Submit. Confirm the information you just entered is correct, then click Submit again.


5 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6 Use this same process if you need to change your registration information or cancel internet viewing.


If your Nuveen Fund dividends and statements

COME DIRECTLY TO YOU FROM NUVEEN,

follow the steps outlined below:

1    Go to
     www.nuveen.com

2 Select Access Your Account. Select the E-Report Enrollment section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

                                                                  NUVEEN
                                                                     Investments


Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Dear Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

     "I urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail.... see the inside front cover of this report for step-by-step instructions."

Once again, I am pleased to write that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive monthly income free from federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and on the Fund Spotlight pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

 Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 14, 2003


                             Annual Report | Page 1

Nuveen Massachusetts Municipal Bond Fund
Nuveen Massachusetts Insured Municipal Bond Fund

Portfolio Managers' Comments

Portfolio managers Paul Brennan and Tom O'Shaughnessy examine economic and market conditions, key investment strategies, and the performance of the Funds. Paul, who has 11 years of investment experience, assumed management responsibility for the Nuveen Massachusetts Municipal Bond Fund earlier in 2003. Tom, with 20 years of investment experience, also began managing the Nuveen Massachusetts Insured Municipal Bond Fund in 2003.

Q. What was the general market environment during the reporting period?

A. Many investors, worried about the sluggish economy and stock market performance, continued to be attracted to municipal bonds during the recently concluded reporting period. As corporate profits remained weaker than many expected and investors became more concerned about the market impact of the situation in Iraq and the ongoing threat of terrorism, the equity market finished 2002 with its third straight year of negative performance. In contrast, many municipal bonds performed well thanks in part to interest rates falling to a four decade low, causing bond prices to rise.

Many municipal issuers took advantage of the low rate environment to issue relatively low-cost debt. Nationally, a record $357 billion of municipal bonds were offered in 2002 -- a 25 percent increase over the previous year's issuance. This trend was magnified in Massachusetts. The state saw more than $13 billion in new municipal bond supply during 2002, 40 percent more than 2001. This supply growth continued during the first two months of 2003, when Massachusetts issued $3.5 billion in municipal debt -- a 187 percent increase compared to the same time period in 2002.

The slow pace of the economic recovery was one major reason for the large-scale debt issuance. Massachusetts state and local governments faced sharply lower tax revenues and widening budget gaps. The state's fiscal year 2002 revenue decline, on a percentage basis, was one of the worst in the nation. To address that decline, the state was forced to draw down its reserves, limiting future flexibility to address fiscal challenges.

Q. How did the Funds perform during the twelve months ended February 28, 2003?

A. Both Funds' performance and the performance of relevant benchmarks are shown in the accompanying table on page 3.

For the measurement period, both Nuveen Funds reported total return performance essentially in line with their respective Lipper peer group averages, and modestly below the Lehman index. In both cases, the primary reason for the underperformance relative to the Lehman indexes can be traced to the Funds' durations. In a falling interest rate environment, as was the case during much of the

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.


                             Annual Report | Page 2

Class A Shares -
One-Year Total Return on NAV
as of 2/28/03
------------------------------------------------------------------
Nuveen Massachusetts Municipal Bond Fund/1/                  7.27%
Lipper Massachusetts Municipal Debt Funds/2/                 6.91%
Lehman Brothers Municipal Bond Index/3/                      7.67%
------------------------------------------------------------------
Nuveen Massachusetts Insured Municipal Bond Fund/1/          6.74%
Lipper Massachusetts Municipal Debt Funds/2/                 6.91%
Lehman Brothers Municipal Bond Index/3/                      7.67%
------------------------------------------------------------------

measurement period, a longer-duration fund or index would be expected to perform better than a shorter duration fund or index. As of February 28, 2003, the Nuveen Massachusetts Municipal Bond Fund had a duration of 7.20 and the Nuveen Massachusetts Insured Municipal Bond Fund had a duration of 6.17. This compares with a duration of 7.98 for the Lehman Brothers index.

Q. What strategies were underlying your management of the Funds during the reporting period?

A. In a generally falling interest rate environment we believed, in most cases, that it made little sense to sell bonds we already owned in order to purchase other securities with lower coupons.

As we made new purchases, we focused on adding long to intermediate-term bonds -- those due to mature in approximately 15 to 20 years -- because in our opinion they offered the best potential value for our shareholders. This was not a new strategy for us, but as the yield curve (the curve showing yields on bonds of varying maturities) steepened throughout the period, we believed the bonds in this maturity range became even more attractive.

In the non-insured Fund, one of our priorities was to enhance the portfolio's credit quality. During the twelve months ended February 28, 2003, the portfolio's weighting in AAA/U.S. Guaranteed municipal securities increased to 60 percent from 50 percent one year earlier. We also kept our eyes open for attractive opportunities with lower investment-grade ratings. When appropriate, we invested selectively in these types of bonds to provide extra yield.

In the insured Fund, we continued to focus on diversity by investing across a wide variety of industry sectors. Tax obligation bonds represented one third of the portfolio as of the end of the reporting period.

Q. What is your outlook for the Funds and the Massachusetts municipal market?

A. We don't know what will happen to interest rates in the short term. However, over the longer term, we believe that rates have more room to rise than to fall. As a result, we will continue to concentrate on the long-intermediate part of the yield curve. In our opinion, bonds maturing 15 to 20 years from now provide an attractive level of income -- given the current steepness of the yield curve -- yet carry less interest-rate risk than longer-term bonds.

1 Performance figures are for Class A shares at net asset value as of February 28, 2003. Current performance may be more or less than the performance shown.
2 Lipper peer group returns represent the average annualized total return of the 52 funds in the Lipper Massachusetts Municipal Debt Funds category for the 12 months ended February 28, 2003. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
3 The Lehman Brothers Municipal Bond Index is composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


                             Annual Report | Page 3

We will continue to focus on improving both portfolios' structure by modestly shortening their durations. This should make them less sensitive to any future upward movements in interest rates.

We will continue to closely monitor Massachusetts's economy and budget situation. In the near term, we expect the state to face continued fiscal challenges. If and when the national economy improves, we expect that Massachusetts's economy will follow suit. Economic improvement would likely generate increased tax revenues and relieve pressure on state and local budgets.

Municipal bonds have performed well in recent years. There's no guarantee this trend will continue, which is why we think it's worth reminding investors about the value of maintaining an appropriate balance in one's portfolio. As part of a well-balanced portfolio, we believe these Funds can continue to play an important role in helping Massachusetts investors achieve their financial objectives.

Nuveen Massachusetts Municipal Bond Fund
Growth of an Assumed $10,000 Investment/*/

[MOUNTAIN CHART APPEARS HERE]

Nuveen Massachusetts Municipal Bond Fund (Offer) $16,158
Nuveen Massachusetts Municipal Bond Fund (NAV) $16,866
Lehman Brothers Municipal Bond Index $18,626

                      Nuveen                   Nuveen
              Massachusetts Municipal   Massachusetts Municipal  Lehman Brothers
                    Bond Fund                Bond Fund           Municipal Bond
                 (Offer) $16,158           (NAV) $16,866         Index $18,626
Feb 93               $ 9,580                  $10,000               $10,000
Feb 95               $10,010                  $10,440               $10,450
Feb 97               $11,720                  $12,240               $12,590
Feb 99               $13,320                  $13,910               $14,720
Feb 01               $14,200                  $14,830               $16,160
Feb 03               $16,158                  $16,866               $18,626

Nuveen Massachusetts Insured Municipal Bond Fund
Growth of an Assumed $10,000 Investment/*/

[MOUNTAIN CHART APPEARS HERE]

Nuveen Massachusetts Insured Municipal Bond Fund (Offer) $15,891
Nuveen Massachusetts Insured Municipal Bond Fund (NAV) $16,588
Lehman Brothers Municipal Bond Index $18,626

                       Nuveen                   Nuveen
               Massachusetts Insured    Massachusetts Insured    Lehman Brothers
                Municipal Bond Fund      Municipal Bond Fund     Municipal Bond
                  (Offer) $15,891           (NAV) $16,588        Index $18,626
Feb 93                $ 9,580                  $10,000              $10,000
Feb 95                $10,200                  $10,650              $10,750
Feb 97                $11,630                  $12,140              $12,710
Feb 99                $13,090                  $13,660              $14,720
Feb 01                $14,090                  $14,710              $16,190
Feb 03                $15,891                  $16,588              $18,626

The graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

*The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds from many different states, and does not reflect any initial or ongoing expenses. The Nuveen fund returns include reinvestment of all dividends and distributions and the fund returns at offer depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


                             Annual Report | Page 4

Fund Spotlight as of 2/28/03            Nuveen Massachusetts Municipal Bond Fund

Quick Facts

                                         A Shares      B Shares      C Shares     R Shares
------------------------------------------------------------------------------------------
NAV                                         $9.98        $10.01         $9.92        $9.96
------------------------------------------------------------------------------------------
Latest Monthly Dividend/1/                $0.0375       $0.0315       $0.0330      $0.0390
------------------------------------------------------------------------------------------
Inception Date                               9/94          3/97         10/94        12/86
------------------------------------------------------------------------------------------


Average Annual Total Returns
as of 2/28/03/2/

A Shares                         NAV     Offer
----------------------------------------------
1-Year                          7.27%    2.74%
----------------------------------------------
5-Year                          4.96%    4.07%
----------------------------------------------
10-Year                         5.37%    4.92%
----------------------------------------------

B Shares                      w/o CDSC  w/CDSC
----------------------------------------------
1-Year                          6.58%    2.58%
----------------------------------------------
5-Year                          4.20%    4.04%
----------------------------------------------
10-Year                         4.76%    4.76%
----------------------------------------------

C Shares                         NAV
----------------------------------------------
1-Year                          6.73%
----------------------------------------------
5-Year                          4.41%
----------------------------------------------
10-Year                         4.70%
----------------------------------------------

R Shares                         NAV
----------------------------------------------
1-Year                          7.59%
----------------------------------------------
5-Year                          5.19%
----------------------------------------------
10-Year                         5.58%
----------------------------------------------


Tax-Free Yields

A Shares                         NAV     Offer
----------------------------------------------
Market Yield/3/                 4.51%    4.32%
----------------------------------------------
SEC 30-Day Yield                3.42%    3.28%
----------------------------------------------
Taxable-Equivalent Yield/4/     5.14%    4.93%
----------------------------------------------

B Shares                         NAV
----------------------------------------------
Market Yield/3/                 3.78%
----------------------------------------------
SEC 30-Day Yield                2.82%
----------------------------------------------
Taxable-Equivalent Yield/4/     4.24%
----------------------------------------------

C Shares                         NAV
----------------------------------------------
Market Yield/3/                 3.99%
----------------------------------------------
SEC 30-Day Yield                3.02%
-----------------------------------------------
Taxable-Equivalent Yield/4/     4.54%
----------------------------------------------

R Shares                         NAV
----------------------------------------------
Market Yield/3/                 4.70%
----------------------------------------------
SEC 30-Day Yield                3.77%
----------------------------------------------
Taxable-Equivalent Yield/4/     5.67%
----------------------------------------------


Average Annual Total Returns
as of 12/31/02/2/

A Shares                         NAV     Offer
----------------------------------------------
1-Year                          8.23%    3.71%
----------------------------------------------
5-Year                          4.94%    4.05%
----------------------------------------------
10-Year                         5.71%    5.26%
----------------------------------------------

B Shares                      w/o CDSC  w/CDSC
----------------------------------------------
1-Year                          7.31%    3.31%
----------------------------------------------
5-Year                          4.16%    4.00%
----------------------------------------------
10-Year                         5.09%    5.09%
----------------------------------------------

C Shares                         NAV
----------------------------------------------
1-Year                          7.69%
----------------------------------------------
5-Year                          4.39%
----------------------------------------------
10-Year                         5.03%
----------------------------------------------

R Shares                         NAV
----------------------------------------------
1-Year                          8.45%
----------------------------------------------
5-Year                          5.17%
----------------------------------------------
10-Year                         5.92%
----------------------------------------------


Bond Credit Quality/5/

[PIE CHART APPEARS HERE]

---------------------------------
AAA/U.S. Guaranteed           60%
---------------------------------
AA                            12%
---------------------------------
A                             11%
---------------------------------
BBB                           14%
---------------------------------
NR                             3%
---------------------------------


Top Five Sectors/5/

Healthcare                                 16%
----------------------------------------------
Tax Obligation/General                     16%
----------------------------------------------
U.S. Guaranteed                            14%
----------------------------------------------
Housing/Multifamily                        14%
----------------------------------------------
Education and Civic Organizations          11%
----------------------------------------------


Portfolio Statistics

Net Assets ($000)                     $106,031
----------------------------------------------
Average Effective Maturity (Years)       20.29
----------------------------------------------
Duration                                  7.20
----------------------------------------------


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to federal alternative minimum tax. Capital gains, if any, are subject to tax.
1 Paid March 3, 2003. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2003.
2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
3 The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
4 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33.5%.
5 As a percentage of total holdings as of February 28, 2003. Holdings are subject to change.


                             Annual Report | Page 5

Fund Spotlight as of 2/28/03    Nuveen Massachusetts Insured Municipal Bond Fund

Quick Facts

                                       A Shares       B Shares       C Shares     R Shares
NAV                                      $10.54         $10.55         $10.53       $10.56
------------------------------------------------------------------------------------------
Latest Monthly Dividend/1/              $0.0375        $0.0310        $0.0325      $0.0390
------------------------------------------------------------------------------------------
Latest Capital Gain/2/                  $0.0268        $0.0268        $0.0268      $0.0268
------------------------------------------------------------------------------------------
Inception Date                             9/94           3/97           9/94        12/86
------------------------------------------------------------------------------------------

Average Annual Total Returns
as of 2/28/03/3/

A Shares                         NAV     Offer
----------------------------------------------
1-Year                          6.74%    2.30%
----------------------------------------------
5-Year                          5.00%    4.11%
----------------------------------------------
10-Year                         5.19%    4.74%
----------------------------------------------

B Shares                     w/o CDSC   w/CDSC
----------------------------------------------
1-Year                          5.94%    1.94%
----------------------------------------------
5-Year                          4.22%    4.05%
----------------------------------------------
10-Year                         4.59%    4.59%
----------------------------------------------

C Shares                         NAV
----------------------------------------------
1-Year                          6.14%
----------------------------------------------
5-Year                          4.44%
----------------------------------------------
10-Year                         4.54%
----------------------------------------------

R Shares                         NAV
----------------------------------------------
1-Year                          6.91%
----------------------------------------------
5-Year                          5.21%
----------------------------------------------
10-Year                         5.43%
----------------------------------------------

Tax-Free Yields

A Shares                         NAV     Offer
----------------------------------------------
Market Yield/4/                 4.27%    4.09%
----------------------------------------------
SEC 30-Day Yield                3.19%    3.06%
----------------------------------------------
Taxable-Equivalent Yield/5/     4.80%    4.60%
----------------------------------------------

B Shares                         NAV
----------------------------------------------
Market Yield4                   3.53%
----------------------------------------------
SEC 30-Day Yield                2.59%
----------------------------------------------
Taxable-Equivalent Yield/5/     3.89%
----------------------------------------------

C Shares                         NAV
----------------------------------------------
Market Yield/4/                 3.70%
----------------------------------------------
SEC 30-Day Yield                2.79%
----------------------------------------------
Taxable-Equivalent Yield/5/     4.20%
----------------------------------------------

R Shares                         NAV
----------------------------------------------
Market Yield/4/                 4.43%
----------------------------------------------
SEC 30-Day Yield                3.53%
----------------------------------------------
Taxable-Equivalent Yield5       5.31%
----------------------------------------------

Average Annual Total Returns
as of 12/31/02/3/

A Shares                         NAV     Offer
----------------------------------------------
1-Year                          8.72%    4.11%
----------------------------------------------
5-Year                          5.02%    4.13%
----------------------------------------------
10-Year                         5.62%    5.17%
----------------------------------------------

B Shares                      w/o CDSC  w/CDSC
----------------------------------------------
1-Year                          7.90%    3.90%
----------------------------------------------
5-Year                          4.25%    4.08%
----------------------------------------------
10-Year                         5.02%    5.02%
----------------------------------------------

C Shares                         NAV
----------------------------------------------
1-Year                          8.10%
----------------------------------------------
5-Year                          4.46%
----------------------------------------------
10-Year                         4.96%
----------------------------------------------

R Shares                         NAV
----------------------------------------------
1-Year                          8.89%
----------------------------------------------
5-Year                          5.24%
----------------------------------------------
10-Year                         5.86%
----------------------------------------------

Bond Credit Quality/6/

[PIE CHART APPEARS HERE]

Insured                                    92%
----------------------------------------------
Insured/U.S. Guaranteed                     6%
----------------------------------------------
U.S. Guaranteed                             2%
----------------------------------------------

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.


Top Five Sectors/6/

Tax Obligation/General                     33%
----------------------------------------------
Housing/Multifamily                        19%
----------------------------------------------
Education and Civic Organizations          11%
----------------------------------------------
Healthcare                                 10%
----------------------------------------------
U.S. Guaranteed                             8%
----------------------------------------------

Portfolio Statistics

Net Assets ($000)                      $99,005
----------------------------------------------
Average Effective Maturity (Years)       20.46
----------------------------------------------
Duration                                  6.17
----------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid March 3, 2003. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2003.
2 Paid December 2, 2002. Capital gains and/or ordinary income distributions are subject to federal taxation.
3 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
4 The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
5 Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33.5%.
6 As a percentage of total holdings as of February 28, 2003. Holdings are subject to change. Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.


                             Annual Report | Page 6

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
February 28, 2003


   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 1.4%

    $  1,500 Boston Industrial Development Financing Authority,            9/12 at 102.00      Baa3 $     1,476,075
              Massachusetts, Senior Revenue Bonds, Crosstown Center
              Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
              Tax)
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 0.9%

       1,000 Children's Trust Fund, Puerto Rico, Tobacco Settlement        5/12 at 100.00        A1         991,060
              Asset-Backed Bonds, Series 2002 Refunding, 5.375%, 5/15/33
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 9.4%

       1,000 Massachusetts Educational Financing Authority, Educational    1/12 at 100.00       AAA       1,064,990
              Loan Revenue Bonds, 2002 Series E, 5.000%, 1/01/13
              (Alternative Minimum Tax) - AMBAC Insured

       3,000 Massachusetts Development Finance Agency, Revenue Bonds,      3/09 at 101.00         A       3,037,740
              Curry College Issue, 1999 Series A, 5.500%, 3/01/29 - ACA
              Insured

       2,000 Massachusetts Development Finance Agency, Revenue Bonds,      1/10 at 101.00       BBB       2,145,420
              Massachusetts College of Pharmacy and Allied Health
              Sciences Issue, 1999 Series B, 6.625%, 7/01/20

       1,000 Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AA-       1,138,690
              Revenue Bonds, Boston College Issue, Series K, 5.375%,
              6/01/14

          30 Massachusetts Health and Educational Facilities Authority,    7/03 at 100.00       AAA          30,433
              Revenue Bonds, Boston College Issue, Series J, 6.625%,
              7/01/21 - FGIC Insured

       2,290 Massachusetts Industrial Finance Agency, Revenue Bonds,       7/05 at 102.00       AAA       2,569,380
              Lesley College Project, Series 1995A, 6.300%, 7/01/25 -
              CONNIE LEE Insured
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 16.1%

       1,000 Massachusetts Health and Educational Facilities Authority,    7/03 at 102.00       AAA       1,032,110
              Revenue Bonds, Lahey Clinic Medical Center Issue, Series
              B, 5.625%, 7/01/15 - MBIA Insured

       1,500 Massachusetts Health and Educational Facilities Authority,    7/08 at 101.00       AAA       1,471,080
              Revenue Bonds, Harvard Pilgrim Health Care Issue, Series
              A, 4.750%, 7/01/22 - FSA Insured

       3,000 Massachusetts Health and Educational Facilities Authority,    7/10 at 101.00       BBB       3,140,640
              Revenue Bonds, Winchester Hospital Issue, Series E,
              6.750%, 7/01/30

         600 Massachusetts Health and Educational Facilities Authority,    5/12 at 100.00       AAA         642,240
              Revenue Bonds, New England Medical Center Hospitals,
              Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       2,785 Massachusetts Health and Educational Facilities Authority,    7/11 at 101.00       AA-       2,929,625
              Revenue Bonds, Partners HealthCare System Issue, Series C,
              5.750%, 7/01/32

       1,710 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA       1,726,108
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25
              - MBIA Insured

       3,000 Massachusetts Health and Educational Facilities Authority,   11/11 at 101.00        AA       3,054,900
              Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
              5.250%, 11/15/31 - RAAI Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    1/12 at 101.00        A-       1,036,620
              Revenue Bonds, Covenant Health Systems Obligated Group,
              Series 2002, 6.000%, 7/01/31

       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00       AAA       1,047,310
              Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series
              2002, 5.125%, 8/01/22 - FSA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    7/12 at 101.00       BBB         995,230
              Revenue Bonds, Caritas Christi Obligated Group, Series
              2002B, 6.250%, 7/01/22
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 14.0%

         880 Boston-Mount Pleasant Housing Development Corporation,        8/03 at 101.00       AAA         898,656
              Massachusetts, Multifamily Housing Refunding Revenue
              Bonds, Series 1992A, 6.750%, 8/01/23

       1,115 Framingham Housing Authority, Massachusetts, Refunding        8/10 at 105.00       AAA       1,250,762
              Revenue Bonds, GNMA Collateralized - Beaver Terrace
              Apartments Project, Series 2000A, 6.350%, 2/20/32

       2,970 Massachusetts Development Finance Agency, Assisted Living    12/09 at 102.00       N/R       2,996,611
              Revenue Bonds, Prospect House Apartments, Series 1999,
              7.000%, 12/01/31

       2,000 Massachusetts Development Finance Agency, GNMA                6/11 at 105.00       AAA       2,248,960
              Collateralized Assisted Living Facility Revenue Bonds,
              Haskell House on Parker Hill Project, Series 2000A,
              6.500%, 12/20/41 (Alternative Minimum Tax)

----
7

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $  3,700 Massachusetts Housing Finance Agency, Housing Project         4/03 at 102.00        A+ $     3,777,441
              Revenue Bonds, 1993 Series A Refunding, 6.375%, 4/01/21

       1,000 Massachusetts Industrial Finance Agency, FHA-Insured          1/08 at 102.00       AAA       1,072,150
              Mortgage Loan Bonds, Hudner Associates Projects, Series
              1997, 5.650%, 1/01/22 - MBIA Insured

       2,500 Massachusetts Housing Finance Agency, Rental Housing          7/12 at 100.00       AAA       2,594,100
              Mortgage Revenue Bonds, 2002 Series C, 5.500%, 7/01/32
              (Alternative Minimum Tax) - FSA Insured
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.9%

       1,920 Massachusetts Housing Finance Agency, Single Family Housing   6/10 at 100.00        AA       1,965,619
              Revenue Bonds, Series 84, 5.550%, 12/01/31 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 11.1%

       1,790 Massachusetts Development Finance Agency, Revenue Bonds,      9/09 at 102.00        AA       1,903,128
              May Institute Issue, Series 1999, 5.750%, 9/01/24 - RAAI
              Insured

       2,900 Massachusetts Development Finance Agency, Revenue Bonds,      8/09 at 101.00         A       3,086,905
              Northern Berkshire Community Services, Inc. Issue, 1999
              Series A, 6.250%, 8/15/29 - ACA Insured

         885 Massachusetts Health and Educational Facilities Authority,    7/03 at 102.00       AAA         913,727
              Revenue Bonds, Cable Housing and Health Services Issue,
              Series A, 5.625%, 7/01/13 - MBIA Insured

         335 Massachusetts Industrial Finance Agency, Assisted Living      8/08 at 105.00       AAA         368,584
              Facility Revenue Bonds, TNG Draper Place Project, Series
              1998, GNMA Collateralized, 5.400%, 8/20/12 (Alternative
              Minimum Tax)

       2,020 Massachusetts Industrial Finance Agency, Assisted Living      6/09 at 102.00       AAA       2,081,469
              Facility Revenue Bonds, The Arbors at Taunton Project,
              Series 1999, GNMA Collateralized, 5.500%, 6/20/40
              (Alternative Minimum Tax)

       2,500 Massachusetts Industrial Finance Agency, Healthcare           5/07 at 102.00       A-1       2,517,425
              Facilities Revenue Bonds, Series 1997B, Jewish Geriatric
              Services Inc. Obligated Group, 5.500%, 5/15/27

         810 Massachusetts Industrial Finance Agency, Revenue Bonds,       2/06 at 102.00       AAA         856,802
              Heights Crossing Limited Partnership Issue, FHA-Insured
              Project, Series 1995, 6.000%, 2/01/15 (Alternative Minimum
              Tax)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 15.5%

       1,090 Town of Brookline, Massachusetts, General Obligation Bonds,   4/10 at 101.00       Aaa       1,207,022
              Series 2000, 5.375%, 4/01/17

       1,000 Erving, Massachusetts, General Obligation Bonds, Series       6/12 at 101.00       BBB       1,060,290
              2002, 5.500%, 6/15/16

       1,000 Fall River, Massachusetts, General Obligation Bonds, Series   2/13 at 101.00       AAA       1,052,010
              2003, 5.000%, 2/01/21 - FSA Insured

       1,145 Falmouth, Massachusetts, General Obligation Bonds, Series     2/12 at 101.00        AA       1,222,036
              2002, 5.000%, 2/01/19

         750 City of Holyoke, Massachusetts, General Obligation            5/03 at 102.00      BBB+         771,803
              Refunding Bonds, 7.000%, 11/01/08

       1,335 Marlborough, Massachusetts, General Obligation Bonds,         6/09 at 101.00       Aaa       1,417,236
              Series 1999, 5.125%, 6/15/19 - FGIC Insured

       2,500 Massachusetts Bay Transportation Authority, General             No Opt. Call       AAA       3,230,375
              Transportation System Bonds, 1991 Series A, 7.000%, 3/01/21

         600 Massachusetts Bay Transportation Authority, General           3/07 at 101.00        AA         607,194
              Transportation System Bonds, 1997 Series D, 5.000%, 3/01/27

       2,625 Commonwealth of Massachusetts, General Obligation Bonds,     11/11 at 100.00       AAA       2,746,065
              Consolidated Loan of 2001, Series D, 5.000%, 11/01/20 -
              MBIA Insured

       1,490 Northbridge, Massachusetts, General Obligation Bonds,         2/12 at 101.00       AAA       1,629,553
              Series 2002, 5.250%, 2/15/18 - AMBAC Insured

       1,415 Springfield, Massachusetts, General Obligation Bonds,         1/13 at 100.00       AAA       1,489,019
              Series 2003, State-Qualified, 5.250%, 1/15/23 - MBIA
              Insured (WI, settling 3/06/03)
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 2.5%

         680 Martha's Vineyard, Massachusetts, Land Bank Revenue Bonds,    5/13 at 100.00       AAA         691,458
              Series 2002, 5.000%, 5/01/32 - AMBAC Insured

         760 Massachusetts Industrial Finance Agency, Library Revenue      1/05 at 102.00       AAA         853,624
              Bonds, Malden Public Library Project, Series 1994, 7.250%,
              1/01/15 - MBIA Insured

       1,000 State of Massachusetts, Special Obligation Revenue Bonds,     6/12 at 100.00       AAA       1,090,500
              2002 Series A Refunding, 5.375%, 6/01/19 - FGIC Insured

----
8

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Transportation - 5.6%

    $  1,950 Massachusetts Port Authority, Special Facilities Revenue      1/11 at 101.00       AAA $     1,913,906
              Bonds, Delta Air Lines Inc. Project, Series 2001A, 5.000%,
              1/01/27 (Alternative Minimum Tax) - AMBAC Insured

             Massachusetts Turnpike Authority, Metropolitan Highway
             System Revenue Bonds, 1997 Series A (Senior):
      10,000  0.000%, 1/01/29 - MBIA Insured                                 No Opt. Call       AAA       2,673,900
       1,320  5.000%, 1/01/37 - MBIA Insured                               1/07 at 102.00       AAA       1,324,224
-------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 14.0%

         490 Town of Barnstable, Massachusetts, General Obligation         9/04 at 102.00     AA***         534,286
              Bonds, 5.750%, 9/15/14 (Pre-refunded to 9/15/04)

         250 Massachusetts Bay Transportation Authority, Certificates of  12/06 at 100.00     A+***         306,095
              Participation, Series 1988, 7.800%, 1/15/14 (Pre-refunded
              to 12/22/06)

       1,250 Commonwealth of Massachusetts, General Obligation Bonds,      2/10 at 101.00       AAA       1,482,025
              Consolidated Loan, Series 2000A, 6.000%, 2/01/14
              (Pre-refunded to 2/01/10)

       2,000 Massachusetts Health and Educational Facilities Authority,      No Opt. Call       AAA       2,199,580
              Revenue Bonds, Malden Hospital Issue (FHA-Insured
              Project), Series A, 5.000%, 8/01/16

         700 Massachusetts Health and Educational Facilities Authority,    7/06 at 100.00       Aaa         755,384
              Revenue Bonds, Daughters of Charity National Health System
              - Carney Hospital, Series D, 6.100%, 7/01/14 (Pre-refunded to 7/01/06)

       1,000 Massachusetts Housing Finance Agency, Residential             5/03 at 102.00       AAA       1,030,980
              Development Bonds, 1992 Series E, Section 8 Assisted,
              6.250%, 11/15/14 (Pre-refunded to 5/15/03)

       1,000 Massachusetts Housing Finance Agency, Residential             5/03 at 101.00       AAA       1,022,330
              Development Bonds, 1992 Series D, 6.875%, 11/15/21
              (Pre-refunded to 5/15/03)

       2,500 Massachusetts Health and Educational Facilities Authority,    2/04 at 102.00    Aa2***       2,667,725
              Revenue Refunding Bonds, Youville Hospital Issue,
              FHA-Insured Project, Series B, 6.000%, 2/15/25
              (Pre-refunded to 2/15/04)

       3,285 Massachusetts Health and Educational Facilities Authority,    2/07 at 102.00    Aa2***       3,878,632
              Revenue Refunding Bonds, Youville Hospital Issue,
              FHA-Insured Project, Series A, 6.250%, 2/15/41
              (Pre-refunded to 2/15/07)

         635 Massachusetts Port Authority, Revenue Bonds, Series 1982,     7/03 at 100.00       AAA         991,489
              13.000%, 7/01/13
-------------------------------------------------------------------------------------------------------------------
             Utilities - 5.7%

       1,000 Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00       AAA       1,110,810
              Revenue Bonds, SEMASS System, 2001 Series A, 5.625%,
              1/01/16 - MBIA Insured

       5,420 Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00       BBB       4,969,815
              Revenue Refunding Bonds, Ogden Haverhill Project, Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
    $105,930 Total Long-Term Investments (cost $98,167,535) - 98.1%                                     103,991,356
-------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.9%

       2,000 Massachusetts Health and Educational Facilities Authority,                      VMIG-1       2,000,000
              Revenue Bonds, Wellesley College, Variable Rate Demand
              Obligations, Series 1999G, 1.050%, 7/01/39+
-------------------------------------------------------------------------------------------------------------------
    $  2,000 Total Short-Term Investments (cost $2,000,000)                                               2,000,000
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.0%                                                            39,432

             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   106,030,788

             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
9

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND
February 28, 2003


   Principal
Amount (000) Description
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.8%

    $  2,000 Massachusetts Educational Financing Authority, Educational Loan Revenue Bonds, 2002 Series E,
              5.000%, 1/01/13 (Alternative Minimum Tax) - AMBAC Insured

          30 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College Issue,
              Series J, 6.625%, 7/01/21 - FGIC Insured

       1,300 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Brandeis University Issue,
              Series I, 4.750%, 10/01/28 - MBIA Insured

       2,000 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern University
              Issue, Series I, 5.000%, 10/01/29 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Worcester City Campus
              Corporation Issue, University of Massachusetts Project, Series C, 5.500%, 10/01/18 - MBIA Insured

       1,000 Massachusetts Industrial Finance Agency, Revenue Bonds, College of the Holy Cross, Series 1996,
              5.500%, 3/01/20 - MBIA Insured

         420 Massachusetts Industrial Finance Agency, Revenue Bonds, Babson College Issue, Series 1995A,
              5.800%, 10/01/10 - MBIA Insured

       2,470 Massachusetts Industrial Finance Agency, Revenue Bonds, Western New England College Issue,
              Series 1998, 5.000%, 7/01/28 - AMBAC Insured
-------------------------------------------------------------------------------------------------------------------
             Healthcare - 9.5%

       1,700 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical
              Center Issue, Series B, 5.625%, 7/01/15 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center
              Issue, Series E, 6.000%, 7/01/26 - FSA Insured

          55 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Capital Asset Program,
              Series G2, 7.200%, 7/01/09 - MBIA Insured

         505 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, South Shore Hospital Issue,
              Series D, 6.500%, 7/01/22 - MBIA Insured

         600 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical
              Center Hospitals, Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       1,705 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Issue, Series A,
              5.000%, 7/01/25 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock
              Obligated Group, Series 2002, 5.125%, 8/01/22 - FSA Insured

       2,290 Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing
              Authority, Hospital Revenue Bonds, 1995 Series A (Hospital Auxilio Mutuo Obligated Group Project),
              6.250%, 7/01/16 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 18.1%

       2,500 Massachusetts Development Finance Agency, Revenue Bonds, Series 2000A, GNMA Collateralized -
              VOA Concord Assisted Living, Inc. Project), 6.900%, 10/20/41

       2,800 Massachusetts Development Finance Agency, GNMA Collateralized Assisted Living Facility Revenue
              Bonds, Haskell House on Parker Hill Project, Series 2000A, 6.500%, 12/20/41 (Alternative Minimum
              Tax)

       2,500 Massachusetts Development Finance Agency, Assisted Living Facility Revenue Bonds, The Arbors at
              Chicopee Project, GNMA Collateralized, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)

       1,500 Massachusetts Housing Finance Agency, Housing Development Revenue Bonds, 1998 Series A,
              5.375%, 6/01/16 (Alternative Minimum Tax) - MBIA Insured

         180 Massachusetts Housing Finance Agency, Housing Revenue Bonds, 1989 Series A, 7.600%, 12/01/16 -
              MBIA Insured

       1,000 Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, 1997 Series C,
              5.625%, 7/01/40 (Alternative Minimum Tax) - AMBAC Insured

                                                                                                        Optional Call
Description                                                                                               Provisions* Ratings**
--------------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 10.8%

Massachusetts Educational Financing Authority, Educational Loan Revenue Bonds, 2002 Series E,          1/12 at 100.00       AAA
 5.000%, 1/01/13 (Alternative Minimum Tax) - AMBAC Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College Issue,        7/03 at 100.00       AAA
 Series J, 6.625%, 7/01/21 - FGIC Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Brandeis University Issue,  10/08 at 101.00       AAA
 Series I, 4.750%, 10/01/28 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern University     10/09 at 101.00       AAA
 Issue, Series I, 5.000%, 10/01/29 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Worcester City Campus       10/12 at 100.00       AAA
 Corporation Issue, University of Massachusetts Project, Series C, 5.500%, 10/01/18 - MBIA Insured

Massachusetts Industrial Finance Agency, Revenue Bonds, College of the Holy Cross, Series 1996,        3/06 at 102.00       AAA
 5.500%, 3/01/20 - MBIA Insured

Massachusetts Industrial Finance Agency, Revenue Bonds, Babson College Issue, Series 1995A,           10/05 at 102.00       AAA
 5.800%, 10/01/10 - MBIA Insured

Massachusetts Industrial Finance Agency, Revenue Bonds, Western New England College Issue,             7/08 at 102.00       AAA
 Series 1998, 5.000%, 7/01/28 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------------------
Healthcare - 9.5%

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical         7/03 at 102.00       AAA
 Center Issue, Series B, 5.625%, 7/01/15 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center      7/06 at 102.00       AAA
 Issue, Series E, 6.000%, 7/01/26 - FSA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Capital Asset Program,       7/03 at 100.00       AAA
 Series G2, 7.200%, 7/01/09 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, South Shore Hospital Issue,  7/03 at 101.00       AAA
 Series D, 6.500%, 7/01/22 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical          5/12 at 100.00       AAA
 Center Hospitals, Series 2002H, 5.375%, 5/15/19 - FGIC Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Issue, Series A,   7/08 at 102.00       AAA
 5.000%, 7/01/25 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock          8/12 at 100.00       AAA
 Obligated Group, Series 2002, 5.125%, 8/01/22 - FSA Insured

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing   1/05 at 102.00       AAA
 Authority, Hospital Revenue Bonds, 1995 Series A (Hospital Auxilio Mutuo Obligated Group Project),
 6.250%, 7/01/16 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 18.1%

Massachusetts Development Finance Agency, Revenue Bonds, Series 2000A, GNMA Collateralized -          10/11 at 105.00       AAA
 VOA Concord Assisted Living, Inc. Project), 6.900%, 10/20/41

Massachusetts Development Finance Agency, GNMA Collateralized Assisted Living Facility Revenue         6/11 at 105.00       AAA
 Bonds, Haskell House on Parker Hill Project, Series 2000A, 6.500%, 12/20/41 (Alternative Minimum
 Tax)

Massachusetts Development Finance Agency, Assisted Living Facility Revenue Bonds, The Arbors at        3/12 at 105.00       AAA
 Chicopee Project, GNMA Collateralized, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)

Massachusetts Housing Finance Agency, Housing Development Revenue Bonds, 1998 Series A,                6/08 at 101.00       AAA
 5.375%, 6/01/16 (Alternative Minimum Tax) - MBIA Insured

Massachusetts Housing Finance Agency, Housing Revenue Bonds, 1989 Series A, 7.600%, 12/01/16 -         6/03 at 100.00       AAA
 MBIA Insured

Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, 1997 Series C,            7/07 at 101.00       AAA
 5.625%, 7/01/40 (Alternative Minimum Tax) - AMBAC Insured

                                                                                                          Market
Description                                                                                                Value
----------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 10.8%

Massachusetts Educational Financing Authority, Educational Loan Revenue Bonds, 2002 Series E,         $2,129,980
 5.000%, 1/01/13 (Alternative Minimum Tax) - AMBAC Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College Issue,           30,433
 Series J, 6.625%, 7/01/21 - FGIC Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Brandeis University Issue,   1,301,508
 Series I, 4.750%, 10/01/28 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern University      2,038,380
 Issue, Series I, 5.000%, 10/01/29 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Worcester City Campus        1,116,370
 Corporation Issue, University of Massachusetts Project, Series C, 5.500%, 10/01/18 - MBIA Insured

Massachusetts Industrial Finance Agency, Revenue Bonds, College of the Holy Cross, Series 1996,        1,089,230
 5.500%, 3/01/20 - MBIA Insured

Massachusetts Industrial Finance Agency, Revenue Bonds, Babson College Issue, Series 1995A,              472,349
 5.800%, 10/01/10 - MBIA Insured

Massachusetts Industrial Finance Agency, Revenue Bonds, Western New England College Issue,             2,508,507
 Series 1998, 5.000%, 7/01/28 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
Healthcare - 9.5%

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical         1,754,587
 Center Issue, Series B, 5.625%, 7/01/15 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Baystate Medical Center      1,115,290
 Issue, Series E, 6.000%, 7/01/26 - FSA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Capital Asset Program,          56,045
 Series G2, 7.200%, 7/01/09 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, South Shore Hospital Issue,    517,075
 Series D, 6.500%, 7/01/22 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical            642,240
 Center Hospitals, Series 2002H, 5.375%, 5/15/19 - FGIC Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caregroup Issue, Series A,   1,721,061
 5.000%, 7/01/25 - MBIA Insured

Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock          1,047,310
 Obligated Group, Series 2002, 5.125%, 8/01/22 - FSA Insured

Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing   2,517,374
 Authority, Hospital Revenue Bonds, 1995 Series A (Hospital Auxilio Mutuo Obligated Group Project),
 6.250%, 7/01/16 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 18.1%

Massachusetts Development Finance Agency, Revenue Bonds, Series 2000A, GNMA Collateralized -           2,905,625
 VOA Concord Assisted Living, Inc. Project), 6.900%, 10/20/41

Massachusetts Development Finance Agency, GNMA Collateralized Assisted Living Facility Revenue         3,148,544
 Bonds, Haskell House on Parker Hill Project, Series 2000A, 6.500%, 12/20/41 (Alternative Minimum
 Tax)

Massachusetts Development Finance Agency, Assisted Living Facility Revenue Bonds, The Arbors at        2,726,200
 Chicopee Project, GNMA Collateralized, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)

Massachusetts Housing Finance Agency, Housing Development Revenue Bonds, 1998 Series A,                1,566,165
 5.375%, 6/01/16 (Alternative Minimum Tax) - MBIA Insured

Massachusetts Housing Finance Agency, Housing Revenue Bonds, 1989 Series A, 7.600%, 12/01/16 -           180,950
 MBIA Insured

Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, 1997 Series C,            1,021,280
 5.625%, 7/01/40 (Alternative Minimum Tax) - AMBAC Insured

----
10

   Principal                                                                                                      Optional Call
Amount (000) Description                                                                                            Provisions*
--------------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $  2,850 Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, 1995 Series A          1/05 at 102.00
              (FHA-Insured Mortgage Loans), 7.350%, 1/01/35 (Alternative Minimum Tax) - AMBAC Insured

         640 Massachusetts Industrial Finance Agency, FHA-Insured Mortgage Loan Bonds, Hudner Associates         1/08 at 102.00
              Projects, Series 1997, 5.650%, 1/01/22 - MBIA Insured

       2,575 Somerville Housing Authority, Massachusetts, Mortgage Revenue Bonds, Clarendon Hill Towers          5/12 at 103.00
              Project, GNMA Collateralized, Series 2002 Refunding, 5.200%, 11/20/22
--------------------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.4%

       3,185 Massachusetts Industrial Finance Agency, Assisted Living Facility Revenue Bonds, The Arbors at     12/07 at 102.00
              Amherst Project, Series 1997, GNMA Collateralized, 5.950%, 6/20/39 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 31.8%

       2,500 Amherst-Pelham Regional School District, Massachusetts, General Obligation Bonds, Series 1998,      5/08 at 101.00
              5.125%, 5/15/18 - AMBAC Insured

       1,000 City of Lawrence, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 2/01/21 - AMBAC     2/11 at 100.00
              Insured

             Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2001, Series D:
       3,000  6.000%, 11/01/13 - MBIA Insured                                                                      No Opt. Call
       3,000  5.000%, 11/01/20 - MBIA Insured                                                                   11/11 at 100.00

       1,500 Town of Monson, Massachusetts, General Obligation, Bank-Qualified Unlimited Tax, School Refunding     No Opt. Call
              Bonds, 5.500%, 10/15/10 - MBIA Insured

         985 Town of Monson, Massachusetts, General Obligation Bonds, Series 2002, 5.250%, 5/15/22 - AMBAC       5/12 at 101.00
              Insured

         190 Town of Northfield, Massachusetts, General Obligation Bonds, Municipal Purpose Loan of 1992, Bank-  4/03 at 102.00
              Qualified, 6.350%, 10/15/09 - MBIA Insured

       1,230 Pioneer Valley Regional School District, Massachusetts, General Obligation Bonds, Series 2002,      6/12 at 101.00
              5.375%, 6/15/19 - AMBAC Insured

       3,000 Commonwealth of Puerto Rico, Public Improvement Refunding Bonds, General Obligation Bonds,            No Opt. Call
              Series 1997, 6.500%, 7/01/15 - MBIA Insured

         420 Springfield, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 8/01/18 - FGIC Insured   8/11 at 101.00

             Springfield, Massachusetts, General Obligation Bonds, Series 2003, State-Qualified:
       2,000  5.250%, 1/15/21 - MBIA Insured (WI, settling 3/06/03)                                              1/13 at 100.00
         810  5.250%, 1/15/22 - MBIA Insured (WI, settling 3/06/03)                                              1/13 at 100.00

       2,575 Tantasqua Regional School District, Massachusetts, General Obligation Bonds, Series 2000,           8/10 at 101.00
              5.000%, 8/15/19 - FSA Insured

         220 City of Taunton, Massachusetts, General Obligation Bonds, Series 1991, 6.800%, 9/01/09 - MBIA       3/03 at 103.00
              Insured

       2,200 Commonwealth of Puerto Rico, Public Improvement Bonds, TICS, 17.470%, 7/01/19 - FSA Insured (IF)      No Opt. Call

         215 Town of Whately, Massachusetts, General Obligation Bonds, 6.350%, 1/15/09 - AMBAC Insured           7/03 at 102.00

       2,225 City of Worcester, Massachusetts, General Obligation Bonds, Series 2000, 5.250%, 8/15/20 - FGIC     8/10 at 101.00
              Insured

         545 City of Worcester, Massachusetts, General Obligation Bonds, Series 2001A, 5.500%, 8/15/18 - FGIC    8/11 at 100.00
              Insured
--------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 5.8%

       1,320 Martha's Vineyard, Massachusetts, Land Bank Revenue Bonds, Series 2002, 5.000%, 5/01/32 -           5/13 at 100.00
              AMBAC Insured

       2,000 Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Bonds, Series 2002A            7/12 at 100.00
              Refunding, 5.000%, 7/01/27 - FGIC Insured

         475 Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment,     2/12 at 100.00
              MSRB Project, 2002 Series A, 5.125%, 8/01/28 - MBIA Insured

                                                                                                                 Market
Description                                                                                        Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------
Housing/Multifamily (continued)

Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, 1995 Series A               AAA $2,993,469
 (FHA-Insured Mortgage Loans), 7.350%, 1/01/35 (Alternative Minimum Tax) - AMBAC Insured

Massachusetts Industrial Finance Agency, FHA-Insured Mortgage Loan Bonds, Hudner Associates              AAA    686,176
 Projects, Series 1997, 5.650%, 1/01/22 - MBIA Insured

Somerville Housing Authority, Massachusetts, Mortgage Revenue Bonds, Clarendon Hill Towers               AAA  2,698,162
 Project, GNMA Collateralized, Series 2002 Refunding, 5.200%, 11/20/22
-----------------------------------------------------------------------------------------------------------------------
Long-Term Care - 3.4%

Massachusetts Industrial Finance Agency, Assisted Living Facility Revenue Bonds, The Arbors at           AAA  3,400,656
 Amherst Project, Series 1997, GNMA Collateralized, 5.950%, 6/20/39 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 31.8%

Amherst-Pelham Regional School District, Massachusetts, General Obligation Bonds, Series 1998,           Aaa  2,667,800
 5.125%, 5/15/18 - AMBAC Insured

City of Lawrence, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 2/01/21 - AMBAC          Aaa  1,043,490
 Insured

Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2001, Series D:
 6.000%, 11/01/13 - MBIA Insured                                                                        AAA  3,597,030
 5.000%, 11/01/20 - MBIA Insured                                                                        AAA  3,138,360

Town of Monson, Massachusetts, General Obligation, Bank-Qualified Unlimited Tax, School Refunding        AAA  1,740,255
 Bonds, 5.500%, 10/15/10 - MBIA Insured

Town of Monson, Massachusetts, General Obligation Bonds, Series 2002, 5.250%, 5/15/22 - AMBAC            Aaa  1,053,635
 Insured

Town of Northfield, Massachusetts, General Obligation Bonds, Municipal Purpose Loan of 1992, Bank-       AAA    195,105
 Qualified, 6.350%, 10/15/09 - MBIA Insured

Pioneer Valley Regional School District, Massachusetts, General Obligation Bonds, Series 2002,           Aaa  1,359,076
 5.375%, 6/15/19 - AMBAC Insured

Commonwealth of Puerto Rico, Public Improvement Refunding Bonds, General Obligation Bonds,               AAA  3,800,400
 Series 1997, 6.500%, 7/01/15 - MBIA Insured

Springfield, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 8/01/18 - FGIC Insured        AAA    450,446

Springfield, Massachusetts, General Obligation Bonds, Series 2003, State-Qualified:
 5.250%, 1/15/21 - MBIA Insured (WI, settling 3/06/03)                                                  AAA  2,124,220
 5.250%, 1/15/22 - MBIA Insured (WI, settling 3/06/03)                                                  AAA    855,012

Tantasqua Regional School District, Massachusetts, General Obligation Bonds, Series 2000,                Aaa  2,730,607
 5.000%, 8/15/19 - FSA Insured

City of Taunton, Massachusetts, General Obligation Bonds, Series 1991, 6.800%, 9/01/09 - MBIA            AAA    227,715
 Insured

Commonwealth of Puerto Rico, Public Improvement Bonds, TICS, 17.470%, 7/01/19 - FSA Insured (IF)         AAA  3,189,142

Town of Whately, Massachusetts, General Obligation Bonds, 6.350%, 1/15/09 - AMBAC Insured                AAA    223,609

City of Worcester, Massachusetts, General Obligation Bonds, Series 2000, 5.250%, 8/15/20 - FGIC          AAA  2,410,921
 Insured

City of Worcester, Massachusetts, General Obligation Bonds, Series 2001A, 5.500%, 8/15/18 - FGIC         AAA    603,408
 Insured
-----------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 5.8%

Martha's Vineyard, Massachusetts, Land Bank Revenue Bonds, Series 2002, 5.000%, 5/01/32 -                AAA  1,342,242
 AMBAC Insured

Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Bonds, Series 2002A                 AAA  2,041,020
 Refunding, 5.000%, 7/01/27 - FGIC Insured

Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment,          AAA    486,324
 MSRB Project, 2002 Series A, 5.125%, 8/01/28 - MBIA Insured

----
11

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  1,225 Massachusetts Industrial Finance Agency, Library Revenue      1/05 at 102.00       AAA $ 1,375,908
              Bonds, Malden Public Library Project, Series 1994, 7.250%,
              1/01/15 - MBIA Insured

         500 Puerto Rico Highway and Transportation Authority,             7/12 at 100.00       AAA     515,020
              Transportation Revenue Bonds, Series D, 5.000%, 7/01/32 -
              FSA Insured
---------------------------------------------------------------------------------------------------------------
             Transportation - 5.6%

             Massachusetts Turnpike Authority, Metropolitan Highway
             System Revenue Bonds, 1997 Series A (Senior):
       9,500  0.000%, 1/01/29 - MBIA Insured                                 No Opt. Call       AAA   2,540,205
       3,000  5.000%, 1/01/37 - MBIA Insured                               1/07 at 102.00       AAA   3,009,600
---------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 7.3%

       2,625 City of Lowell, Massachusetts, General Obligation            11/03 at 102.00       AAA   2,757,300
              State-Qualified Bonds, 5.600%, 11/01/12 (Pre-refunded to
              11/01/03) - FSA Insured

       1,300 Massachusetts Municipal Wholesale Electric Company, Power     7/03 at 102.00       AAA   1,344,252
              Supply System Revenue Bonds, 1993 Series A, 5.000%,
              7/01/10 - AMBAC Insured

       1,000 Commonwealth of Massachusetts, General Obligation Bonds,      3/12 at 100.00       AAA   1,151,720
              Consolidated Loan of 2002, Series B, 5.500%, 3/01/17
              (Pre-refunded to 3/01/12) - FSA Insured

         295 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00       AAA     316,910
              Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25
              - MBIA Insured

       1,000 Massachusetts Port Authority, Revenue Bonds, Series 1982,     7/03 at 100.00       AAA   1,561,400
              13.000%, 7/01/13

          85 Southern Berkshire Regional School District, Massachusetts,   4/03 at 101.00       AAA      85,657
              General Obligation School Bonds, 7.000%, 4/15/11
              (Pre-refunded to 4/15/03) - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Utilities - 3.4%

       1,500 Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00       AAA   1,666,215
              Revenue Bonds, SEMASS System, 2001 Series A, 5.625%,
              1/01/16 - MBIA Insured

       1,600 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/10 at 101.00       AAA   1,686,576
              Series HH, 5.250%, 7/01/29 - FSA Insured
---------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.1%

       1,000 Massachusetts Water Resources Authority, General Revenue        No Opt. Call       AAA   1,120,490
              Bonds, Series 2002J, 5.250%, 8/01/19 - FSA Insured
---------------------------------------------------------------------------------------------------------------
    $ 94,845 Total Long-Term Investments (cost $90,231,847) - 96.8%                                  95,796,036
---------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 3.2%                                                     3,208,808

             -------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $99,004,844

             -------------------------------------------------------------------------------------------------

              All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
         (IF) Inverse floating rate security.
         (WI) Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

----
12

Statement of Assets and Liabilities
February 28, 2003

                                                                          Massachusetts
                                                           Massachusetts        Insured
----------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value        $103,991,356   $ 95,796,036
Temporary investments in short-term securities, at
 amortized cost, which approximates market value               2,000,000             --
Cash                                                           1,100,246      3,556,926
Receivables:
  Interest                                                     1,256,369      1,159,224
  Investments sold                                                    --      1,234,200
  Shares sold                                                     62,481        723,888
Other assets                                                         500            403
----------------------------------------------------------------------------------------
    Total assets                                             108,410,952    102,470,677
----------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                        1,480,079      2,970,315
  Shares redeemed                                                388,307         50,425
Accrued expenses:
  Management fees                                                 45,405         41,124
  12b-1 distribution and service fees                             14,551         15,336
  Other                                                           50,459         41,059
Dividends payable                                                401,363        347,574
----------------------------------------------------------------------------------------
    Total liabilities                                          2,380,164      3,465,833
----------------------------------------------------------------------------------------
Net assets                                                  $106,030,788   $ 99,004,844
----------------------------------------------------------------------------------------
Class A Shares
Net assets                                                  $ 21,751,049   $ 23,212,497
Shares outstanding                                             2,179,174      2,201,493
Net asset value and redemption price per share              $       9.98   $      10.54
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)           $      10.42   $      11.00
----------------------------------------------------------------------------------------
Class B Shares
Net assets                                                  $  8,030,957   $  6,361,155
Shares outstanding                                               802,535        602,839
Net asset value, offering and redemption price per share    $      10.01   $      10.55
----------------------------------------------------------------------------------------
Class C Shares
Net assets                                                  $  9,703,365   $ 12,935,288
Shares outstanding                                               978,249      1,228,036
Net asset value, offering and redemption price per share    $       9.92   $      10.53
----------------------------------------------------------------------------------------
Class R Shares
Net assets                                                  $ 66,545,417   $ 56,495,904
Shares outstanding                                             6,681,361      5,347,968
Net asset value, offering and redemption price per share    $       9.96   $      10.56
----------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------
Capital paid-in                                             $101,016,662   $ 93,558,356
Undistributed (Over-distribution of) net investment income       (67,272)        21,494
Accumulated net realized gain (loss) from investments           (742,423)      (139,195)
Net unrealized appreciation of investments                     5,823,821      5,564,189
----------------------------------------------------------------------------------------
Net assets                                                  $106,030,788   $ 99,004,844
----------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
13

Statement of Operations
Year Ended February 28, 2003

                                                                                    Massachusetts
                                                                     Massachusetts        Insured
--------------------------------------------------------------------------------------------------
Investment Income                                                       $5,755,500     $4,727,284
--------------------------------------------------------------------------------------------------
Expenses
Management fees                                                            568,088        490,342
12b-1 service fees - Class A                                                41,646         39,750
12b-1 distribution and service fees - Class B                               68,722         46,990
12b-1 distribution and service fees - Class C                               58,886         68,705
Shareholders' servicing agent fees and expenses                            102,895         79,467
Custodian's fees and expenses                                               44,536         42,783
Trustees' fees and expenses                                                  1,900          2,000
Professional fees                                                           17,297         12,449
Shareholders' reports - printing and mailing expenses                       25,911         15,842
Federal and state registration fees                                          7,324          8,275
Other expenses                                                               3,758          3,245
--------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                 940,963        809,848
  Custodian fee credit                                                      (9,630)       (12,160)
--------------------------------------------------------------------------------------------------
Net expenses                                                               931,333        797,688
--------------------------------------------------------------------------------------------------
Net investment income                                                    4,824,167      3,929,596
--------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investments                                          21,810         60,192
Net change in unrealized appreciation or depreciation of investments     2,514,352      1,910,773
--------------------------------------------------------------------------------------------------
Net gain from investments                                                2,536,162      1,970,965
--------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $7,360,329     $5,900,561
--------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
14

Statement of Changes in Net Assets

                                                               Massachusetts           Massachusetts Insured
                                                        --------------------------   ------------------------
                                                           Year Ended    Year Ended    Year Ended   Year Ended
                                                              2/28/03       2/28/02       2/28/03      2/28/02
--------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                   $  4,824,167  $  4,977,733   $ 3,929,596  $ 3,721,687
Net realized gain from investments                            21,810        98,038        60,192      135,579
Net change in unrealized appreciation or depreciation
 of investments                                            2,514,352       537,403     1,910,773      452,671
--------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 7,360,329     5,613,174     5,900,561    4,309,937
--------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
 Class A                                                    (980,471)     (975,355)     (899,844)    (754,175)
 Class B                                                    (284,972)     (211,297)     (185,734)    (108,463)
 Class C                                                    (325,057)     (263,725)     (354,915)    (145,780)
 Class R                                                  (3,302,834)   (3,646,093)   (2,605,765)  (2,667,467)
From accumulated net realized gains from investments:
 Class A                                                          --            --       (56,464)     (28,432)
 Class B                                                          --            --       (15,320)      (5,382)
 Class C                                                          --            --       (27,619)      (7,685)
 Class R                                                          --            --      (141,887)     (95,008)
--------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                             (4,893,334)   (5,096,470)   (4,287,548)  (3,812,392)
--------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                          10,234,110    10,095,954    21,403,674   11,096,051
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                             3,094,840     3,306,753     2,871,122    2,597,856
--------------------------------------------------------------------------------------------------------------
                                                          13,328,950    13,402,707    24,274,796   13,693,907
Cost of shares redeemed                                  (11,878,339)   (9,236,097)   (8,085,124)  (5,510,594)
--------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions    1,450,611     4,166,610    16,189,672    8,183,313
--------------------------------------------------------------------------------------------------------------
Net increase in net assets                                 3,917,606     4,683,314    17,802,685    8,680,858
Net assets at the beginning of year                      102,113,182    97,429,868    81,202,159   72,521,301
--------------------------------------------------------------------------------------------------------------
Net assets at the end of year                           $106,030,788  $102,113,182   $99,004,844  $81,202,159
--------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
 income at the end of year                              $    (67,272) $      6,255   $    21,494  $   165,332
--------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
15

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2003, Massachusetts and Massachusetts Insured had outstanding when-issued purchase commitments of $1,480,079 and $2,970,315, respectively.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2003, have been designated Exempt Interest Dividends.

Insurance
Massachusetts Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary


----
16

Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2003, Massachusetts Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Massachusetts did not invest in any such securities during the fiscal year ended February 28, 2003.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
17`

2. Fund Shares

Transactions in Fund shares were as follows:

                                                Massachusetts                                Massachusetts Insured
                              ------------------------------------------------  ----------------------------------------------
                                     Year Ended               Year Ended              Year Ended              Year Ended
                                       2/28/03                  2/28/02                 2/28/03                 2/28/02
                              ------------------------  ----------------------  ----------------------  ----------------------
                                   Shares        Amount     Shares       Amount     Shares       Amount     Shares       Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                        352,432  $  3,446,905    334,318  $ 3,256,027    871,889  $ 9,082,915    319,346  $ 3,295,333
  Class B                        179,831     1,762,258    275,694    2,689,473    263,693    2,765,547    138,063    1,425,940
  Class C                        378,252     3,690,773    236,393    2,282,037    695,410    7,242,865    423,144    4,354,255
  Class R                        136,714     1,334,174    192,661    1,868,417    221,668    2,312,347    195,857    2,020,523
Shares issued to shareholders
 due to reinvestment of
 distributions:
  Class A                         58,321       570,405     56,733      552,220     56,141      583,159     46,569      480,292
  Class B                         10,120        99,195      8,851       86,376      5,595       58,162      3,439       35,476
  Class C                         15,196       147,802     13,468      130,296     22,479      233,386      9,730      100,238
  Class R                        233,497     2,277,438    261,255    2,537,861    191,978    1,996,415    191,891    1,981,850
-------------------------------------------------------------------------------------------------------------------------------
                               1,364,363    13,328,950  1,379,373   13,402,707  2,328,853   24,274,796  1,328,039   13,693,907
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                       (270,871)   (2,656,561)  (252,984)  (2,458,732)  (364,166)  (3,785,154)  (152,344)  (1,574,194)
  Class B                        (61,677)     (597,147)   (42,214)    (411,348)   (11,003)    (115,845)   (20,773)    (214,372)
  Class C                        (97,886)     (952,368)  (250,896)  (2,421,701)   (63,878)    (667,217)   (20,964)    (216,727)
  Class R                       (787,257)   (7,672,263)  (405,994)  (3,944,316)  (337,926)  (3,516,908)  (339,683)  (3,505,301)
-------------------------------------------------------------------------------------------------------------------------------
                              (1,217,691)  (11,878,339)  (952,088)  (9,236,097)  (776,973)  (8,085,124)  (533,764)  (5,510,594)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                     146,672  $  1,450,611    427,285  $ 4,166,610  1,551,880  $16,189,672    794,275  $ 8,183,313
-------------------------------------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the fiscal year ended February 28, 2003, were as follows:

                                                         Massachusetts
                                           Massachusetts       Insured
         -------------------------------------------------------------
         Purchases:
           Long-term municipal securities    $15,541,835   $30,417,134
           Short-term securities               4,000,000     5,000,000
         Sales and maturities:
           Long-term municipal securities     14,267,068    15,343,963
           Short-term securities               3,500,000     6,000,000
         -------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 28, 2003, the cost of investments were as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Cost of investments  $100,109,548   $90,125,214
                -----------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2003, were as follows:


                                                              Massachusetts
                                               Massachusetts        Insured
    ------------------------------------------------------------------------
    Gross unrealized:
     Appreciation                                 $6,377,239     $5,698,252
     Depreciation                                   (495,431)       (27,430)
    ------------------------------------------------------------------------
    Net unrealized appreciation on investments    $5,881,808     $5,670,822
    ------------------------------------------------------------------------


----
18

The tax components of undistributed net investment income and net realized gains at February 28, 2003, were as follows:

                                                             Massachusetts
                                               Massachusetts       Insured
     ---------------------------------------------------------------------
     Undistributed tax-exempt income                $275,637      $262,438
     Undistributed ordinary income*                       68            --
     Undistributed net long-term capital gains            --            --
     ---------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended February 28, 2003 and February 28, 2002, was as follows:

                                                                Massachusetts
   2003                                           Massachusetts       Insured
   --------------------------------------------------------------------------
   Distributions from tax-exempt income             $ 4,906,445   $ 4,021,282
   Distributions from ordinary income*                       --            --
   Distributions from net long-term capital gains            --       240,601
   --------------------------------------------------------------------------

                                                                Massachusetts
   2002                                           Massachusetts       Insured
   --------------------------------------------------------------------------
   Distributions from tax-exempt income              $5,091,141    $3,647,285
   Distributions from ordinary income*                   16,360            --
   Distributions from net long-term capital gains            --       136,507
   --------------------------------------------------------------------------

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 28, 2003, Massachusetts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                          Massachusetts
                         ------------------------------
                         Expiration year:
                           2004                $277,200
                           2005                 156,261
                           2006                      --
                           2007                      --
                           2008                      --
                           2009                 285,126
                           2010                      --
                           2011                  23,836
                         ------------------------------
                         Total                 $742,423
                         ------------------------------

Massachusetts Insured has elected to defer net realized losses from investments incurred from November 1, 2002 through February 28, 2003 ("post-October losses") in accordance with Federal income tax regulations. The post-October losses of $139,195 are treated as having arisen in the following year.

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75% of the average daily net assets of Massachusetts and .975% of the average daily net assets of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.


----
19

During the fiscal year ended February 28, 2003, Nuveen Investments, LLC (the "Distributor") (formerly, Nuveen Investments), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                            Massachusetts
                                              Massachusetts       Insured
       ------------------------------------------------------------------
       Sales charges collected (unaudited)          $82,108      $171,281
       Paid to authorized dealers (unaudited)        71,930       154,764
       ------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2003, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                        Massachusetts
                                          Massachusetts       Insured
          -----------------------------------------------------------
          Commission advances (unaudited)      $109,905      $191,561
          -----------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2003, the Distributor retained such 12b-1 fees as follows:

                                                        Massachusetts
                                          Massachusetts       Insured
          -----------------------------------------------------------
          12b-1 fees retained (unaudited)       $81,112       $84,185
          -----------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2003, as follows:

                                                     Massachusetts
                                       Massachusetts       Insured
             -----------------------------------------------------
             CDSC retained (unaudited)        $9,456        $5,171
             -----------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2003, to shareholders of record on March 7, 2003, as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Dividend per share:
                  Class A                  $.0375        $.0375
                  Class B                   .0315         .0310
                  Class C                   .0330         .0325
                  Class R                   .0390         .0390
                -----------------------------------------------


----
20

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                    Investment Operations      Less Distributions
                                                  -------------------------  ----------------------


MASSACHUSETTS


                                                                 Net            From
                                                           Realized/          and in
                                                          Unrealized          Excess
                                        Beginning     Net    Invest-          of Net                 Ending
                                              Net Invest-       ment         Invest-                    Net
                                            Asset    ment       Gain            ment  Capital         Asset     Total
Year Ended February 28/29,                  Value  Income     (Loss)   Total  Income    Gains  Total  Value Return(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                      $ 9.75    $.45      $ .24  $ .69    $(.46)     $-- $(.46) $ 9.98      7.27%
 2002                                        9.70     .48        .07    .55     (.50)      --  (.50)   9.75      5.86
 2001                                        9.26     .50        .44    .94     (.50)      --  (.50)   9.70     10.34
 2000                                       10.07     .50       (.82)  (.32)    (.49)      --  (.49)   9.26     (3.21)
 1999                                       10.08     .51       (.01)   .50     (.51)      --  (.51)  10.07      5.05
Class B (3/97)
 2003                                        9.77     .38        .25    .63     (.39)      --  (.39)  10.01      6.58
 2002                                        9.72     .41        .06    .47     (.42)      --  (.42)   9.77      4.96
 2001                                        9.28     .43        .44    .87     (.43)      --  (.43)   9.72      9.60
 2000                                       10.10     .43       (.83)  (.40)    (.42)      --  (.42)   9.28     (4.02)
 1999                                       10.10     .43        .01    .44     (.44)      --  (.44)  10.10      4.40
Class C (10/94)
 2003                                        9.69     .40        .24    .64     (.41)      --  (.41)   9.92      6.73
 2002                                        9.64     .43        .06    .49     (.44)      --  (.44)   9.69      5.20
 2001                                        9.20     .44        .45    .89     (.45)      --  (.45)   9.64      9.89
 2000                                       10.02     .44       (.82)  (.38)    (.44)      --  (.44)   9.20     (3.87)
 1999                                       10.02     .45         --    .45     (.45)      --  (.45)  10.02      4.62
Class R (12/86)
 2003                                        9.73     .47        .24    .71     (.48)      --  (.48)   9.96      7.59
 2002                                        9.67     .50        .07    .57     (.51)      --  (.51)   9.73      5.96
 2001                                        9.24     .52        .43    .95     (.52)      --  (.52)   9.67     10.58
 2000                                       10.05     .52       (.82)  (.30)    (.51)      --  (.51)   9.24     (3.03)
 1999                                       10.05     .52        .01    .53     (.53)      --  (.53)  10.05      5.36
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                 Ratios/Supplemental Data
                                        --------------------------------------------------------------------------
                                                            Before Credit/         After          After Credit/
                                                            Reimbursement     Reimbursement(b)   Reimbursement(c)
MASSACHUSETTS                                             -----------------  -----------------  -----------------
                                                            Ratio              Ratio              Ratio
                                                           of Net             of Net             of Net
                                                          Invest-            Invest-            Invest-
                                                Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                Expenses   Income  Expenses   Income  Expenses   Income
                                         Ending       to       to        to       to        to       to
                                            Net  Average  Average   Average  Average   Average  Average  Portfolio
                                         Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                   $21,751      .95%    4.62%      .95%    4.62%      .94%    4.63%        14%
 2002                                    19,878      .94     4.96       .94     4.96       .93     4.97         16
 2001                                    18,433      .99     5.23       .95     5.27       .94     5.29         13
 2000                                    16,814      .98     5.15       .96     5.17       .94     5.19         15
 1999                                    15,134     1.02     4.95       .95     5.01       .95     5.01         10
Class B (3/97)
 2003                                     8,031     1.70     3.87      1.70     3.87      1.69     3.88         14
 2002                                     6,588     1.69     4.21      1.69     4.21      1.68     4.22         16
 2001                                     4,198     1.74     4.48      1.70     4.52      1.69     4.54         13
 2000                                     3,730     1.73     4.40      1.71     4.42      1.69     4.44         15
 1999                                     3,226     1.77     4.22      1.71     4.29      1.71     4.29         10
Class C (10/94)
 2003                                     9,703     1.50     4.07      1.50     4.07      1.49     4.08         14
 2002                                     6,614     1.49     4.42      1.49     4.42      1.48     4.42         16
 2001                                     6,591     1.54     4.67      1.50     4.71      1.49     4.73         13
 2000                                     4,730     1.53     4.61      1.51     4.63      1.49     4.64         15
 1999                                     3,696     1.57     4.41      1.50     4.47      1.50     4.48         10
Class R (12/86)
 2003                                    66,545      .75     4.83       .75     4.83       .74     4.84         14
 2002                                    69,034      .74     5.16       .74     5.16       .73     5.17         16
 2001                                    68,208      .79     5.43       .75     5.47       .74     5.48         13
 2000                                    66,055      .78     5.33       .76     5.35       .74     5.37         15
 1999                                    75,750      .82     5.12       .75     5.19       .75     5.19         10
-------------------------------------------------------------------------------------------------------------------

(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the Adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
21

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                     Investment Operations       Less Distributions
                                                   -------------------------  -----------------------


MASSACHUSETTS INSURED


                                                                  Net
                                                            Realized/
                                                           Unrealized
                                         Beginning     Net    Invest-             Net                  Ending
                                               Net Invest-       ment         Invest-                     Net
                                             Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                       $10.36    $.45      $ .23  $ .68    $(.47)   $(.03) $(.50) $10.54      6.74%
 2002                                        10.30     .50        .07    .57     (.49)    (.02)  (.51)  10.36      5.67
 2001                                         9.77     .49        .55   1.04     (.50)    (.01)  (.51)  10.30     10.93
 2000                                        10.59     .50       (.81)  (.31)    (.50)    (.01)  (.51)   9.77     (2.95)
 1999                                        10.57     .51        .02    .53     (.51)      --   (.51)  10.59      5.09
Class B (3/97)
 2003                                        10.37     .38        .23    .61     (.40)    (.03)  (.43)  10.55      5.94
 2002                                        10.31     .42        .07    .49     (.41)    (.02)  (.43)  10.37      4.87
 2001                                         9.78     .42        .55    .97     (.43)    (.01)  (.44)  10.31     10.06
 2000                                        10.59     .43       (.81)  (.38)    (.42)    (.01)  (.43)   9.78     (3.59)
 1999                                        10.57     .43        .02    .45     (.43)      --   (.43)  10.59      4.32
Class C (9/94)
 2003                                        10.35     .40        .22    .62     (.41)    (.03)  (.44)  10.53      6.14
 2002                                        10.28     .44        .08    .52     (.43)    (.02)  (.45)  10.35      5.17
 2001                                         9.75     .44        .54    .98     (.44)    (.01)  (.45)  10.28     10.29
 2000                                        10.56     .45       (.81)  (.36)    (.44)    (.01)  (.45)   9.75     (3.43)
 1999                                        10.54     .45        .02    .47     (.45)      --   (.45)  10.56      4.51
Class R (12/86)
 2003                                        10.38     .48        .22    .70     (.49)    (.03)  (.52)  10.56      6.91
 2002                                        10.31     .52        .08    .60     (.51)    (.02)  (.53)  10.38      5.95
 2001                                         9.78     .51        .55   1.06     (.52)    (.01)  (.53)  10.31     11.11
 2000                                        10.59     .52       (.80)  (.28)    (.52)    (.01)  (.53)   9.78     (2.68)
 1999                                        10.57     .53        .01    .54     (.52)      --   (.52)  10.59      5.26
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                  Ratios/Supplemental Data
                                         --------------------------------------------------------------------------
                                                   Before Credit/         After          After Credit/
                                                   Reimbursement     Reimbursement(b)   Reimbursement(c)
MASSACHUSETTS INSURED                            -----------------  -----------------  -----------------
                                                             Ratio              Ratio              Ratio
                                                            of Net             of Net             of Net
                                                           Invest-            Invest-            Invest-
                                                 Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                 Expenses   Income  Expenses   Income  Expenses   Income
                                          Ending       to       to        to       to        to       to
                                             Net  Average  Average   Average  Average   Average  Average  Portfolio
                                          Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                 (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                    $23,212      .93%    4.36%      .93%    4.36%      .92%    4.38%        18%
 2002                                     16,970      .95     4.78       .95     4.78       .92     4.81         23
 2001                                     14,669     1.05     4.92      1.05     4.92      1.04     4.93          8
 2000                                     11,984     1.01     4.99      1.01     4.99      1.00     5.00         10
 1999                                     11,208     1.01     4.77      1.01     4.77      1.01     4.77         11
Class B (3/97)
 2003                                      6,361     1.68     3.59      1.68     3.59      1.67     3.61         18
 2002                                      3,574     1.69     4.03      1.69     4.03      1.67     4.06         23
 2001                                      2,308     1.80     4.17      1.80     4.17      1.79     4.18          8
 2000                                      1,550     1.76     4.23      1.76     4.23      1.75     4.24         10
 1999                                      1,650     1.75     4.03      1.75     4.03      1.75     4.03         11
Class C (9/94)
 2003                                     12,935     1.48     3.79      1.48     3.79      1.47     3.81         18
 2002                                      5,940     1.49     4.25      1.49     4.25      1.46     4.27         23
 2001                                      1,667     1.60     4.37      1.60     4.37      1.59     4.38          8
 2000                                      1,355     1.56     4.42      1.56     4.42      1.55     4.43         10
 1999                                      1,675     1.56     4.22      1.56     4.22      1.56     4.22         11
Class R (12/86)
 2003                                     56,496      .73     4.58       .73     4.58       .72     4.59         18
 2002                                     54,719      .75     4.98       .75     4.98       .73     5.00         23
 2001                                     53,878      .85     5.12       .85     5.12       .84     5.13          8
 2000                                     51,039      .81     5.17       .81     5.17       .80     5.19         10
 1999                                     57,281      .81     4.97       .81     4.97       .81     4.97         11
--------------------------------------------------------------------------------------------------------------------

(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the Adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.

----
22

Report of Independent Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 28, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds as of February 28, 2002 and for the periods then ended and prior were audited by other independent accountants whose report dated April 12, 2002 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
April 21, 2003


----
23

                                     Notes

----
24

                                     Notes

----
25

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between Nuveen Advisory and the Fund, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Fund        Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1997      Chairman and Director (since 1996) of Nuveen       142
3/28/49                     Board and                     Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                       LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                         (since 1996) of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp.;
                                                          Chairman and Director (since 1997) of Nuveen
                                                          Asset Management, Inc.; Director (since
                                                          1996) of Institutional Capital Corporation;
                                                          Chairman and Director (since 1999) of
                                                          Rittenhouse Asset Management, Inc.; Chairman
                                                          of Nuveen Investment Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        122
8/22/40
3725 Huntington Street,
  N.W.
Washington, D.C. 20015


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (August 1989) as Senior Vice               122
7/29/34                                                   President of The Northern Trust Company.
201 Michigan Avenue
Highwood, IL 60040


---------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri        Trustee             1994      Retired, formerly, Executive Director (since       122
1/26/33                                                   1998) of Manitoga/The Russel Wright Design
3 West 29th Street                                        Center; prior thereto, President and Chief
New York, NY 10001                                        Executive Officer of Blanton-Peale Institute
                                                          (since 1990); prior thereto, Vice President,
                                                          Metropolitan Life Insurance Co.


---------------------------------------------------------------------------------------------------------------------
Peter R. Sawers             Trustee             1991      Adjunct Professor of Business and Economics,       122
4/3/33                                                    University of Dubuque, Iowa; formerly
22 The Landmark                                           (1991-2000) Adjunct Professor, Lake Forest
Northfield, IL 60093                                      Graduate School of Management, Lake Forest,
                                                          Illinois; prior thereto, Executive Director,
                                                          Towers Perrin Australia, a management
                                                          consulting firm; Chartered Financial
                                                          Analyst; Certified Management Consultant;
                                                          Director, Executive Service Corps of Chicago
                                                          and Director, Hadley School for the Blind,
                                                          both not-for-profit organizations.


---------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997      Senior Partner and Chief Operating Officer,        122
9/24/44                                                   Miller-Valentine Group, Vice President,
4000 Miller-Valentine Ct.                                 Miller-Valentine Realty, a development and
P. O. Box 744                                             contract company; Chair, Miami Valley
Dayton, OH 45401                                          Hospital; Chair, Miami Valley Economic
                                                          Development Coalition; formerly, Member,
                                                          Community Advisory Board, National City
                                                          Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.


---------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997      Executive Director, Gaylord and Dorothy            122
12/29/47                                                  Donnelley Foundation (since 1994); prior
35 E. Wacker Drive                                        thereto, Executive Director, Great Lakes
Suite 2600                                                Protection Fund (from 1990 to 1994).
Chicago, IL 60601

----
26

--------------------------------------------------------------------------------

                                                                                                       Number of
                                                                                                     Portfolios in
Name,                 Position(s)         Year First   Principal Occupation(s)                       Fund Complex
Birthdate             Held with           Elected or   Including other Directorships                  Overseen by
and Address           the Fund           Appointed (3) During Past 5 Years                              Officer
------------------------------------------------------------------------------------------------------------------

Officers of the Funds:


------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Chief                  1997      Managing Director (since 2002), Assistant          142
9/9/56                Administrative                   Secretary and Associate General Counsel,
333 W. Wacker Drive   Officer                          formerly, Vice President and Assistant
Chicago, IL 60606                                      General Counsel of Nuveen Investments, LLC;
                                                       Managing Director (since 2002), General
                                                       Counsel and Assistant Secretary, formerly,
                                                       Vice President of Nuveen Advisory Corp. and
                                                       Nuveen Institutional Advisory Corp.;
                                                       Managing Director (since 2002), Assistant
                                                       Secretary and Associate General Counsel,
                                                       formerly, Vice President (since 2000), of
                                                       Nuveen Asset Management, Inc.; Assistant
                                                       Secretary of Nuveen Investments, Inc. (since
                                                       1994); Assistant Secretary of NWQ Investment
                                                       Management Company, LLC. (since 2002); Vice
                                                       President and Assistant Secretary of Nuveen
                                                       Investment Advisers Inc. (since 2002);
                                                       Managing Director, Associate General Counsel
                                                       and Assistant Secretary of Rittenhouse Asset
                                                       Management, Inc. (since May 2003); Chartered
                                                       Financial Analyst.


------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President and     2002      Vice President (since January 2002),               142
2/3/66                Assistant                        formerly, Assistant Vice President (since
333 W. Wacker Drive   Secretary                        2000), previously, Associate of Nuveen
Chicago, IL 60606                                      Investments, LLC.


------------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         2002      Vice President (since January 2002),               135
11/10/66                                               formerly, Assistant Vice President (since
333 W. Wacker Drive                                    1997), of Nuveen Advisory Corp.; prior
Chicago, IL 60606                                      thereto, portfolio manager of Flagship
                                                       Financial Inc.; Chartered Financial Analyst
                                                       and Certified Public Accountant.


------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999      Vice President of Nuveen Investments, LLC          142
11/28/67              Treasurer                        (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                    President (from 1997); Vice President and
Chicago, IL 60606                                      Treasurer (since 1999) of Nuveen
                                                       Investments, Inc.; Vice President and
                                                       Treasurer (since 1999) of Nuveen Advisory
                                                       Corp. and (since 2002) Nuveen Institutional
                                                       Advisory Corp; Vice President and Treasurer
                                                       of Nuveen Asset Management, Inc. (since
                                                       2002) and of Nuveen Investment Advisers Inc.
                                                       (since 2002); Assistant Treasurer of NWQ
                                                       Investment Management Company, LLC. (since
                                                       2002); Chartered Financial Analyst.


------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001      Vice President of Nuveen Advisory Corp.            142
9/8/54                                                 (since 2001); previously, Vice President of
333 W. Wacker Drive                                    Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                      1998); Vice President of Nuveen
                                                       Institutional Advisory Corp. (since 2002);
                                                       prior thereto, Assistant Vice President of
                                                       Van Kampen Investment Advisory Corp. (since
                                                       1994).


------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President and     2002      Vice President (since January 2002) and            142
9/24/64               Secretary                        Assistant General Counsel (since 1998);
333 W. Wacker Drive                                    formerly, Assistant Vice President (since
Chicago, IL 60606                                      1998) of Nuveen Investments, LLC; Vice
                                                       President (since May 2002) and Assistant
                                                       Secretary (since 1998), formerly Assistant
                                                       Vice President of Nuveen Advisory Corp. and
                                                       Nuveen Institutional Advisory Corp.; prior
                                                       thereto, Associate at the law firm D'Ancona
                                                       Partners LLC.


------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998      Vice President of Nuveen Investments, LLC;         142
10/24/45                                               Vice President (since 1998) of Nuveen
333 W. Wacker Drive                                    Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                      Advisory Corp.


------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1997      Managing Director (since 2002) of Nuveen           142
3/2/64                                                 Investments, LLC; Managing Director (since
333 W. Wacker Drive                                    2001), formerly Vice President of Nuveen
Chicago, IL 60606                                      Advisory Corp. and Nuveen Institutional
                                                       Advisory Corp. (since 1995); Managing
                                                       Director of Nuveen Asset Management, Inc.
                                                       (since 2001); Vice President of Nuveen
                                                       Investment Advisers Inc. (since 2002);
                                                       Chartered Financial Analyst.


------------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President and     1998      Vice President and Funds Controller of             142
5/31/54               Controller                       Nuveen Investments, LLC and Nuveen
333 W. Wacker Drive                                    Investments, Inc.; Certified Public
Chicago, IL 60606                                      Accountant.

----
27

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                   Position(s)         Year First   Principal Occupation(s)                       Fund Complex
Birthdate               Held with           Elected or   Including other Directorships                  Overseen by
and Address             the Fund           Appointed (3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell       Vice President         1997      Vice President of Nuveen Advisory Corp.;           135
7/5/55                                                   Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Richard A. Huber        Vice President         1997      Vice President of Nuveen Institutional             135
3/26/63                                                  Advisory Corp. (since 1998) and Nuveen
333 W. Wacker Drive                                      Advisory Corp. (since 1997); prior thereto,
Chicago, IL 60606                                        Vice President and Portfolio Manager of
                                                         Flagship Financial, Inc.


--------------------------------------------------------------------------------------------------------------------
Steven J. Krupa         Vice President         1997      Vice President of Nuveen Advisory Corp.            135
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000      Vice President (since 2000) of Nuveen              142
3/22/63                                                  Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                      President (since 1999); prior thereto,
Chicago, IL 60606                                        Associate of Nuveen Investments, LLC;
                                                         Certified Public Accountant.


--------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002      Vice President (since 1999), previously,           142
8/27/61                                                  Assistant Vice President (since 1993) of
333 W. Wacker Drive                                      Nuveen Investments, LLC.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1997      Vice President, Assistant Secretary and            142
7/27/51                 Assistant                        Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                        Investments, LLC; Vice President and
Chicago, IL 60606                                        Assistant Secretary of Nuveen Advisory Corp.
                                                         and Nuveen Institutional Advisory Corp.;
                                                         Assistant Secretary of Nuveen Investments,
                                                         Inc. and (since 1997) Nuveen Asset
                                                         Management, Inc.; Vice President (since
                                                         2000), Assistant Secretary and Assistant
                                                         General Counsel (since 1999) of Rittenhouse
                                                         Asset Management, Inc.; Vice President and
                                                         Assistant Secretary of Nuveen Investment
                                                         Advisers Inc. (since 2002); Assistant
                                                         Secretary of NWQ Investment Management
                                                         Company, LLC. (since 2002).


--------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1997      Managing Director (since 2002) of Nuveen           142
7/7/65                                                   Investments, LLC; Managing Director (since
333 W. Wacker Drive                                      1997), formerly Vice President (since 1996)
Chicago, IL 60606                                        of Nuveen Advisory Corp. and Nuveen
                                                         Institutional Advisory Corp.; Managing
                                                         Director of Nuveen Asset Management, Inc.
                                                         (since 1999). Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         2002      Vice President (since January 2002),               135
9/4/60                                                   formerly, Assistant Vice President (since
333 W. Wacker Drive                                      1998), of Nuveen Advisory Corp.; prior
Chicago, IL 60606                                        thereto, portfolio manager.


--------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1997      Vice President of Nuveen Advisory Corp. and        135
7/31/51                                                  Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                      Chartered Financial Analyst.
Chicago, IL 60606

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected.
(3)Officers serve one year terms through July of each year.

----
28

Fund Information

Fund Manager              Legal Counsel                 Transfer Agent and
Nuveen Advisory Corp.     Morgan, Lewis & Bockius LLP   Shareholder Services
333 West Wacker Drive     Washington, D.C.              Boston Financial
Chicago, IL 60606                                       Data Services, Inc.

                          Independent Accountants       Nuveen Investor Services
                          PricewaterhouseCoopers LLP    P.O. Box 8530
                          Chicago, IL                   Boston, MA 02266-8530
                                                        (800) 257-8787
                          Custodian
                          State Street Bank & Trust
                          Boston, MA

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

Change of Independent Accountants
On May 15, 2002, Arthur Andersen LLP ("Arthur Andersen") resigned as independent accountants for the Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund (the "Funds"). Arthur Andersen's report for the Funds' financial statements for the year ended February 28, 2002, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Arthur Andersen during the Funds' most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of Trustees appointed PricewaterhouseCoopers LLP as independent accountants for the fiscal year ended 2003.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

-----
29

                 Serving

           Investors

                    for Generations

                    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                    Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                    As a premier asset management firm, managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.





Distributed by

Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com

                          Nuveen Municipal Bond Funds


                                           Annual Report dated February 28, 2003


Dependable, tax-free income because It's not what you earn, it's what you keep./R)/

                              [PHOTOS APPEARS HERE]

Nuveen Connecticut Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Nuveen New York Insured Municipal Bond Fund

                                                              NUVEEN
                                                                 Investments

FASTER INFORMATION

     RECEIVE YOUR

          NUVEEN FUND REPORT

               ELECTRONICALLY

By registering for electronic delivery you will receive an email as soon as your Nuveen Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes.

(see instructions at right.)

--------------------------------------------------------------------------------
ILLEGIBLE
--------------------------------------------------------------------------------
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No, your e-mail address is strictly confidential and will not be used for anything other than notification of shareholder information.

What if I change my mind and want to receive investor materials through regular mail delivery again ?

If you decide you do not like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

--------------------------------------------------------------------------------

If your Nuveen Fund dividends and        If your Nuveen Fund dividends and
statements                               statements

COME FROM YOUR FINANCIAL ADVISOR OR      COME DIRECTLY TO YOU FROM NUVEEN,
BROKERAGE ACCOUNT,

follow the steps outlined below:         follow the steps outlined below:

1.   Go to                               1.   Go to

     www.investordelivery.com                 www.nuveen.com

2.   Refer to the address sheet that     2.   Select Access Your Account.
     accompanied this report. Enter           Select the E-Report Enrollment
     the personal 13-character                section. Click on Enrollment
     Enrollment Number imprinted near         Today.
     your name.
                                         3.   You will be taken to a screen that
3.   You'll be taken to a page with           asks for your Social Security
     several options. Select the New          number and e-mail address. Fill in
     Enrollment-Create screen. Once           this information then click
     there, enter your e-mail address         Enroll.
     (e.g. yourID@providerID.com and a
     personal 4-digit PIN number of      4.   You should get a confirmation
     your choice. (Pick a number              e-mail within 24 hours. If you do
     that's easy to remember.)                not, go back through these steps
                                              to make sure all the information
4.   Click Submit. Confirm the                is correct.
     information you just entered is
     correct, then click Submit again.   5.   Use this same process if you need
                                              to change your registration
5.   You should get a confirmation            information or cancel internet
     e-mail within 24 hours. If you do        viewing.
     not, go back through these steps
     to make sure all the information
     is correct.

6.   Use this same process if you need
     to change your registration
     information or cancel internet
     viewing.                                              NUVEEN
                                                              Investments

Must be preceded by or accompanied by a prospectus.

                           -----------------------------------------------------
                           NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Dear Shareholder,

[PHOTO OF TIMOTHY SCHWERTFEGER APPEARS HERE]

"I urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail... see the inside front cover of this report for step-by-step instructions."

Once again, I am pleased to write that during the period covered by this report your Nuveen Fund continued to meet its objective of providing attractive monthly income free from federal income taxes and, where applicable, state income taxes. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and on the Fund Spotlight pages within this report. Please take the time to read them.

In addition to providing regular tax-free income, we believe that a municipal bond investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of municipal bonds may move differently than the prices of the common stocks or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,


/s/ Timothy R. Schwertfeger
---------------------------
Timothy R. Schwertfeger
Chairman of the Board

April 14, 2003


                             Annual Report | Page 1

Nuveen Connecticut Municipal Bond Fund

Portfolio Manager's Comments

Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies, and the performance of the Fund. Paul, who has 11 years of investment experience, assumed management of the Fund in 1999.

Q. What was the general market environment during the reporting period?

A. Many investors, worried about the sluggish economy and stock market performance, continued to be attracted to municipal bonds during the recently concluded reporting period. As corporate profits remained weaker than many expected and investors became more concerned about the market impact of the situation in Iraq and the ongoing threat of terrorism, the equity market finished 2002 with its third straight year of negative performance. In contrast, many municipal bonds performed well thanks in part to interest rates falling to a four decade low, causing bond prices to rise.

Many municipal issuers took advantage of the low rate environment to issue relatively low-cost debt. Nationally, a record $357 billion of municipal bonds were offered in 2002 - a 25 percent increase over the previous year's issuance. However, this trend toward increased supply was not felt in Connecticut, which saw its issuance decline 1 percent during 2002 when compared with 2001.

Tax revenues declined sharply in Connecticut during the course of 2002, causing widespread budget shortfalls among the state's counties and municipalities. At the state level, Connecticut managed to balance its 2003 budget through the use of one-time resources, an action that limits the state's flexibility to deal with future fiscal problems.

Q. How did the Fund perform during the twelve months ended February 28, 2003?

A. The Fund's performance and the performance of relevant benchmarks are shown in the accompanying table on page 3.

We are pleased with the Fund's attractive return over the twelve-month period. It reflects both interest income and net asset value appreciation. The Fund performed in line with the Lehman index and modestly better than the relevant Lipper Fund peer group average. The Fund's outperformance of the Lipper average was due to its relatively large concentration of higher-rated bonds, which were among the market's best performers during the measurement period.

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report | Page 2

Class A Shares - One-Year Total Return on NAV as of 2/28/03
-----------------------------------------------------------

Nuveen Connecticut Municipal Bond Fund/1/             7.51%
Lipper Connecticut Municipal Debt Funds
   category average/2/                                6.76%
Lehman Brothers Municipal Bond Index/3/               7.67%
-----------------------------------------------------------

Q. What strategies were underlying your management of the Fund during the reporting period?

A. Throughout the period, tight supply and the lack of compelling values limited our trading opportunities. When we did make new purchases, we tended to focus on buying long to intermediate-term bonds - those due to mature in approximately 15 to 20 years - because in our opinion they offered the best value for our shareholders. This was not a new focus for us, but as the yield curve (the curve showing yields on bonds of varying maturities) steepened throughout the period, we believed the bonds available in this maturity range became even more attractive.

While we were generally comfortable with the composition of the Fund's portfolio, one change we did make was to position the Fund more defensively by increasing its allocation to high-quality bonds. For example, the Fund's weighting in AAA/U.S. Guaranteed bonds rose to 57 percent of the portfolio as of February 28, 2003, up from 54 percent one year earlier. Because a significant portion of Connecticut's municipal issuance comes to market insured, we generally had little trouble identifying high-quality securities despite the limited overall supply.

We also sought to keep the Fund's duration - a measure of its sensitivity to changes in interest rates - somewhat shorter than we might have under different market conditions. We concluded that a shorter duration would not significantly inhibit Fund performance in the short term, and should help make the Fund less sensitive to any future rise in interest rates.

Q. What is your outlook for the Fund and the Connecticut municipal market?

A. We don't know what will happen to interest rates in the short term. However, over the longer term, we believe that rates have more room to rise than to fall. As a result, we will continue to concentrate on the long-intermediate part of the yield curve. In our opinion, bonds maturing 15 to 20 years from now provide an attractive level of income - given the current steepness of the yield curve - yet carry less interest-rate risk than longer-term bonds.

/1/ Return is for Class A shares at net asset value as of February 28, 2003. Current performance may be more or less than the performance shown.
/2/ The Lipper peer group return represents the average annualized total return of the 21 funds in the Lipper Connecticut Municipal Debt Funds category for the 12 months ended February 28, 2003. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
/3/ The Lehman Brothers Municipal Bond Index is composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 3

We will continue to monitor Connecticut's economy closely. If and when the national economy improves, we expect Connecticut's economy and that of its municipalities to follow suit. This would help the state's budget situation and help strengthen its weakening credit profile. One factor that could delay a recovery would be continued poor performance from the financial markets. Connecticut has a relatively high number of people in the financial services industry, and that industry's growth prospects are generally dependent upon healthy markets. If the markets begin to perform better in the coming months and years, we think Connecticut's economy will respond positively.

Municipal bonds have performed well in recent years. There's no guarantee this trend will continue, which is why we think it's worth reminding investors about the value of maintaining an appropriate balance in one's portfolio. As part of a well-balanced portfolio, we believe this Fund can continue to play an important role in helping Connecticut investors achieve their financial objectives.

Nuveen Connecticut Municipal Bond Fund Growth of an Assumed $10,000 Investment*

[MOUNTAIN CHART APPEARS HERE]

                Nuveen Connecticut       Nuveen Connecticut      Lehman Brothers
                Municipal Bond Fund      Municipal Bond Fund      Municipal Bond
                 (Offer) $16,556           (NAV) $17,282          Index $18,626
Feb 93               $ 9,580                  $10,000                $10,000
Feb 95               $10,230                  $10,680                $10,880
Feb 97               $11,770                  $12,290                $12,710
Feb 99               $13,520                  $14,110                $14,740
Feb 01               $14,440                  $15,070                $16,190
Feb 03               $16,556                  $17,282                $18,626

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, from many different states, and does not reflect any initial or ongoing expenses. The Nuveen fund return includes reinvestment of all dividends and distributions, and the fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

                             Annual Report | Page 4

Fund Spotlight as of 2/28/03              Nuveen Connecticut Municipal Bond Fund

Quick Facts

                                       A Shares   B Shares   C Shares   R Shares
                                       --------   --------   --------   --------
NAV                                     $ 10.88    $ 10.87    $ 10.87    $ 10.92
Latest Monthy Dividend/1/               $0.0425    $0.0355    $0.0375    $0.0440
Latest Capital Gain/2/                  $0.0418    $0.0418    $0.0418    $0.0418
Inception Date                             7/87       2/97      10/93       2/97

Average Annual Total Returns as of 2/28/03/3/

A Shares                                 NAV    Offer
                                        ----    -----
1-Year                                  7.51%   2.97%
5-Year                                  5.27%   4.37%
10-Year                                 5.62%   5.17%

B Shares                             w/o CDSC   w/CDSC
                                     --------   ------
1-Year                                 6.78%    2.78%
5-Year                                 4.50%    4.34%
10-Year                                5.06%    5.06%

C Shares                                 NAV
                                        ----
1-Year                                  6.92%
5-Year                                  4.71%
10-Year                                 5.03%

R Shares                                 NAV
                                        ----
1-Year                                  7.76%
5-Year                                  5.50%
10-Year                                 5.78%

Tax-Free Yields

A Shares                                 NAV    Offer
                                        ----    -----
Market Yield/4/                         4.69%   4.49%
SEC 30-Day Yield                        3.51%   3.36%
Taxable-Equivalent Yields/5/            5.24%   5.02%

B Shares                                 NAV
                                        ----
Market Yield/4/                         3.92%
SEC 30-Day Yield                        2.93%
Taxable-Equivalent Yields/5/            4.37%

C Shares                                 NAV
                                        ----
Market Yield/4/                         4.14%
SEC 30-Day Yield                        3.12%
Taxable-Equivalent Yields/5/            4.66%

R Shares                                 NAV
                                        ----
Market Yield/4/                         4.84%
SEC 30-Day Yield                        3.87%
Taxable-Equivalent Yields/5/            5.78%

Average Annual Total Returns as of 12/31/02/3/

A Shares                                 NAV    Offer
                                        ----    -----
1-Year                                  8.68%   4.13%
5-Year                                  5.24%   4.35%
10-Year                                 6.04%   5.59%

B Shares                             w/o CDSC   w/CDSC
                                     --------   ------
1-Year                                7.85%      3.85%
5-Year                                4.44%      4.27%
10-Year                               5.47%      5.47%

C Shares                                 NAV
                                        ----
1-Year                                  8.09%
5-Year                                  4.68%
10-Year                                 5.45%

R Shares                                 NAV
                                        ----
1-Year                                  8.94%
5-Year                                  5.45%
10-Year                                 6.19%

Bond Credit Quality/6/

                            [PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed                              57%
AA                                               24%
A                                                 8%
BBB                                              10%
NR                                                1%

Top Five Sectors/6/

Education and Civic Organizations                20%
Tax Obligation/General                           18%
Tax Obligation/Limited                           16%
Utilities                                        10%
U.S. Guaranteed                                  10%

Portfolio Statistics

Net Assets ($000)                           $308,310
Average Effective Maturity (Years)             18.27
Duration                                        5.62

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to federal alternative minimum tax. Capital gains, if any, are subject to tax.

/1/ Paid March 3, 2003. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2003.
/2/ Paid December 2, 2002. Capital gains and/or ordinary income distributions are subject to federal taxation.
/3/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Classes B and C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
/4/ The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
/5/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 33%.
/6/ As a percentage of total holdings as of February 28, 2003. Holdings are subject to change.

                             Annual Report | Page 5

Nuveen New Jersey Municipal Bond Fund

Portfolio Manager's Comments

Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies, and Fund performance. Paul, who has 11 years of investment experience, assumed management responsibility for the Fund in January 2003.


Q. What was the general market environment during the reporting period?

A. Many investors, worried about the sluggish economy and stock market performance, continued to be attracted to municipal bonds during the recently concluded reporting period. As corporate profits remained weaker than many expected and investors became more concerned about the market impact of the situation in Iraq and the ongoing threat of terrorism, the equity market finished 2002 with its third straight year of negative performance. In contrast, many municipal bonds performed well thanks in part to interest rates falling to a four decade low, causing bond prices to rise.

Many municipal issuers took advantage of the low rate environment to issue relatively low-cost debt. Nationally, a record $357 billion of municipal bonds were offered in 2002 - a 25 percent increase over the previous year's issuance. New Jersey issued $11 billion in new municipal debt in 2002, a 13 percent increase over 2001. In addition, new supply has risen sharply in the first two months of 2003 - up 150 percent compared with the same time period a year earlier.

In New Jersey, as in many parts of the country, the state and its municipalities struggled in the face of the slowing economy. New Jersey tax revenues declined sharply in 2002, and the state managed to balance its 2003 budget by drawing down its reserves - an action that gives the state less flexibility to meet expected future fiscal challenges.

Q. How did the Fund perform during the twelve months ended February 28, 2003?

A. The Fund's performance and the performance of relevant benchmarks are shown in the accompanying table on page 7.

We attribute most of the Fund's outperformance of its Lipper peer group to the fact that the Fund had 75 percent of its portfolio in AAA/U.S. Guaranteed and AA rated bonds as of February 28, 2003. Higher quality bonds were among the best performing market sectors over the twelve-month measurement period. The primary reason


The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report | Page 6

Class A Shares - One-Year Total Return on NAV as of 2/28/03
-----------------------------------------------------------
Nuveen New Jersey Municipal Bond Fund/1/              6.36%
Lipper New Jersey Municipal Debt Funds
   category average/2/                                5.90%
Lehman Brothers Municipal Bond Index/3/               7.67%
-----------------------------------------------------------

for the Fund's underperformance relative to the Lehman index can be traced to the Fund's duration. In a falling interest rate environment (bond prices increase as market rates fall) like the measurement period, a longer-duration fund or index would be expected to perform better than a shorter duration fund or index. As of February 28, 2003, the Nuveen New Jersey Municipal Bond Fund had a duration of 6.17, compared with a duration of 7.67 for the Lehman Brothers index.

Q. What strategies were underlying your management of the Fund during the past year?

A. We tended to limit our trading activity during the reporting period. In a generally falling interest rate environment we believed, in most cases, that it made little sense to sell bonds we already owned in order to purchase other securities with lower coupons.

When we did make new purchases, we usually focused on adding long to intermediate-term bonds - those due to mature in approximately 15 to 20 years - because in our opinion they offered the best potential value for our shareholders. This was not a new strategy for us, but as the yield curve (the curve showing yields on bonds of varying maturities) steepened throughout the period, we believed the bonds in this maturity range became even more attractive.

Throughout the period, we emphasized maintaining high credit quality. The Fund's weighting in bonds rated AAA/U.S. Guaranteed, the highest credit-quality rating, was 62 percent as of February 28, 2003. Our new purchases, while limited, were diversified across several sectors.

Q. What is your outlook for the Fund and the New Jersey municipal market?

A. We don't know what will happen to interest rates in the short term. However, over the longer term, we believe that rates have more room to rise than to fall. As a result, we will continue to concentrate on the long-intermediate part of the yield curve. In our opinion, bonds maturing 15 to 20 years from now provide an attractive level of income - given the current steepness of the yield curve - yet carry less interest-rate risk than longer-term bonds.


/1/ Performance figures are for Class A shares at net asset value as of February 28, 2003. Current performance may be more or less than the performance shown.
/2/ Lipper peer group returns represent the average annualized total return of the 52 funds in the Lipper New Jersey Municipal Debt Funds category for the 12 months ended February 28, 2003. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
/3/ The Lehman Brothers Municipal Bond Index is composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 7

We will continue to monitor New Jersey's economic situation closely. If and when the national economy improves, we expect New Jersey's economy and that of its municipalities to follow suit. This would help the state's budget situation and help strengthen its weakening credit profile. Over the next few months, New Jersey still faces substantial economic challenges. Longer term, however, we are more optimistic about New Jersey's economic potential, thanks to its diverse economy, central location, and significantly higher-than-average household wealth.

Municipal bonds have performed well in recent years. There's no guarantee this trend will continue, which is why we think it's worth reminding investors about the value of maintaining an appropriate balance in one's portfolio. As part of a well-balanced portfolio, we believe this Fund can continue to play an important role in helping New Jersey investors achieve their financial objectives.

Nuveen New Jersey Municipal Bond Fund Growth of an Assumed $10,000 Investment*

[MOUNTAIN CHART APPEARS HERE]

                 Nuveen New Jersey        Nuveen New Jersey      Lehman Brothers
                Municipal Bond Fund      Municipal Bond Fund      Municipal Bond
                  (Offer) $16,648          (NAV) $17,378          Index $18,626
Feb 93                $ 9,580                 $10,000                $10,000
Feb 95                $10,450                 $10,900                $10,880
Feb 97                $11,880                 $12,410                $12,710
Feb 99                $13,620                 $14,220                $14,740
Feb 01                $14,760                 $15,410                $16,190
Feb 03                $16,648                 $17,378                $18,626

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

*The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds, from many different states, and does not reflect any initial or ongoing expenses. The Nuveen fund return includes reinvestment of all dividends and distributions, and the fund return at offer depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

                             Annual Report | Page 8

Fund Spotlight as of 2/28/03               Nuveen New Jersey Municipal Bond Fund


Quick Facts

                                       A Shares   B Shares   C Shares   R Shares
                                       --------   --------   --------   --------
NAV                                     $ 10.79    $ 10.78    $ 10.76    $ 10.80
Latest Monthly Dividend/1/              $0.0380    $0.0315    $0.0330    $0.0395
Inception Date                             9/94       2/97       9/94      12/91

Average Annual Total Returns as of 2/28/03/2/

A Shares                                 NAV    Offer
                                        ----    -----
1-Year                                  6.36%   1.93%
5-Year                                  5.13%   4.23%
10-Year                                 5.68%   5.23%

B Shares                             w/o CDSC   w/CDSC
                                     --------   ------
1-Year                                 5.58%     1.58%
5-Year                                 4.33%     4.16%
10-Year                                5.07%     5.07%

C Shares                                 NAV
                                        ----
1-Year                                  5.88%
5-Year                                  4.56%
10-Year                                 5.03%

R Shares                                 NAV
                                        ----
1-Year                                  6.63%
5-Year                                  5.33%
10-Year                                 5.91%

Tax-Free Yields

A Shares                                 NAV    Offer
                                        ----    -----
Market Yield/3/                         4.23%   4.05%
SEC 30-Day Yield                        3.27%   3.13%
Taxable-Equivalent Yield/4/             4.99%   4.78%

B Shares                                 NAV
                                        ----
Market Yield/3/                         3.51%
SEC 30-Day Yield                        2.68%
Taxable-Equivalent Yield/4/             4.09%

C Shares                                 NAV
                                        ----
Market Yield/3/                         3.68%
SEC 30-Day Yield                        2.87%
Taxable-Equivalent Yield/4/             4.38%

R Shares                                 NAV
                                        ----
Market Yield/3/                         4.39%
SEC 30-Day Yield                        3.62%
Taxable-Equivalent Yield/4/             5.53%

Average Annual Total Returns as of 12/31/02/2/

A Shares                                 NAV    Offer
                                        ----    -----
1-Year                                  8.12%   3.54%
5-Year                                  5.16%   4.27%
10-Year                                 6.00%   5.54%

B Shares                             w/o CDSC   w/CDSC
                                     --------   ------
1-Year                                 7.23%     3.23%
5-Year                                 4.34%     4.17%
10-Year                                5.38%     5.38%

C Shares                                 NAV
                                        ----
1-Year                                  7.43%
5-Year                                  4.55%
10-Year                                 5.33%

R Shares                                 NAV
                                        ----
1-Year                                  8.30%
5-Year                                  5.36%
10-Year                                 6.23%

Bond Credit Quality/5/

                            [PIE CHART APPEARS HERE]

AAA/U.S. Guranteed                               62%
AA                                               13%
A                                                12%
BBB                                               8%
NR                                                4%
BB or Lower                                       1%

Top Five Sectors/5/

Tax Obligation/Limited                           16%
Transportation                                   15%
U.S. Guaranteed                                  13%
Healthcare                                       11%
Long-Term Care                                   10%

Portfolio Statistics

Net Assets ($000)                           $167,228
Average Effective Maturity (Years)             18.42
Duration                                        6.17


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to federal alternative minimum tax. Capital gains, if any, are subject to tax.

/1/ Paid March 3, 2003. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2003.
/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
/3/ The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
/4/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 34.5%.
/5/ As a percentage of total holdings as of February 28, 2003. Holdings are subject to change.

                             Annual Report | Page 9

Nuveen New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund

Portfolio Manager's Comments

Portfolio manager Paul Brennan examines economic and market conditions, key investment strategies, and the performance of the Funds. Paul, who has 11 years of investment experience, has managed the Funds since 1999.


Q. What was the general market environment during the reporting period?

A. Many investors, worried about the sluggish economy and stock market performance, continued to be attracted to municipal bonds during the recently concluded reporting period. As corporate profits remained weaker than many expected and investors became more concerned about the market impact of the situation in Iraq and the ongoing threat of terrorism, the equity market finished 2002 with its third straight year of negative performance. In contrast, many municipal bonds performed well thanks in part to interest rates falling to a four decade low, causing bond prices to rise.

Many municipal issuers took advantage of the low rate environment to issue relatively low-cost debt. Nationally, a record $357 billion of municipal bonds were offered in 2002 - a 25 percent increase over the previous year's issuance. Issuance in New York in 2002 totaled $49 billion, an increase of 117 percent over 2001. New York City's Metropolitan Transportation Authority issued $15 billion in bonds during 2002, exceeding the total 2002 issuance of 47 states.

Like many other states, New York has been faced with the effects of slow economic growth. Tax revenues have declined, and budget shortfalls are becoming more widespread. New York's economic recovery has been hampered by its heavy dependence on financial markets and the tourism industry, both of which remained sluggish during the period. The state addressed its fiscal year 2003 budget by further drawing down its reserve fund, an action that limits New York's flexibility to deal with future fiscal problems.

Q. How did the Funds perform during the twelve months ended February 28, 2003?

A. Both Funds' performance and the performance of relevant benchmarks are shown in the accompanying table on page 11.

For the measurement period, both Nuveen Funds outperformed their respective Lipper group averages, and underperformed their appropriate Lehman indexes. In both cases, the primary reason for the underperformance relative to the Lehman indexes can be traced to the Funds' durations. In a falling interest rate environment (bond prices increase as market rates fall) like the measurement period, a longer-duration fund or index would be expected to perform better than a shorter duration fund or index. As of February 28, 2003, the Nuveen New York Municipal Bond Fund had an average duration of 5.61, compared with a duration of 7.61


The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report | Page 10

Class A Shares - One-Year Total Return on NAV as of 2/28/03
-----------------------------------------------------------

Nuveen New York Municipal Bond Fund/1/                7.11%
Lipper New York Municipal Debt Funds/2/               6.43%
Lehman Brothers New York Municipal Bond Index/3/      7.56%
-----------------------------------------------------------

Nuveen New York Insured Municipal Bond Fund/1/        8.46%
Lipper New York Insured Municipal Debt Funds/4/       7.76%
Lehman Brothers New York Insured Municipal
   Bond Index/5/                                      8.74%
-----------------------------------------------------------

for the Lehman Brothers index. Similarly, the Nuveen New York Insured Municipal Bond Fund had a duration of 5.56 as of February 28, 2003, compared with 8.34 for the Lehman Brothers New York Insured index.

Q. What strategies were underlying your management of the Funds during the reporting period?

A. In a generally falling interest rate environment we believed, in most cases, that it made little sense to sell bonds we already owned in order to purchase other securities with lower coupons.

As we made new purchases, we focused on adding long to intermediate-term bonds - those due to mature in approximately 15 to 20 years - because in our opinion they offered the best potential value for our shareholders. This was not a new strategy for us, but as the yield curve (the curve showing yields on bonds of varying maturities) steepened throughout the period, we believed the bonds in this maturity range became even more attractive.

With supply in New York so ample during the past twelve-month period, we had little difficulty identifying attractive municipal opportunities in which to invest. Our overall approach in both Funds was to own a high-quality portfolio of investments diversified across multiple sectors. When we identified attractive insured bonds, we often added them to both Funds. As of the end of the period, one third of the non-insured portfolio was invested in bonds rated AAA/U.S. Guaranteed, while such high-quality securities made up l00 percent of the insured Fund's portfolio. To provide some additional yield potential, the non-insured Fund also had a modest weighting in BBB-rated bonds.

Q. What is your outlook for the Funds and the New York municipal market?

A. We don't know what will happen to interest rates in the short term. However, over the longer term, we believe that rates have more room to rise than to fall. As a result, we will continue to concentrate on the long-intermediate part of the yield curve. In our opinion, bonds maturing 15 to 20 years from now provide an attractive level of income - given the current steepness of the yield curve - yet carry less interest-rate risk than longer-term bonds.


/1/ Performance figures are for Class A shares at net asset value as of February 28, 2003. Current performance may be more or less than the performance shown.
/2/ Lipper peer group returns represent the average annualized total return of the 100 funds in the Lipper New York Municipal Debt Funds category for the 12 months ended February 28, 2003. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
/3/ The Lehman Brothers New York Municipal Bond Index is composed of a broad range of New York investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
/4/ Lipper peer group returns represent the average annualized total return of the 9 funds in the Lipper New York Insured Municipal Debt Funds category for the 12 months ended February 28, 2003. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
/5/ The Lehman Brothers New York Insured Municipal Bond Index is composed of a broad range of New York insured municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                             Annual Report | Page 11

We will continue to monitor New York's economy closely. As the national economy improves, we expect New York's to follow suit, especially if the financial markets show signs of ending their long slide. State and local budgets are still challenged, but New York's diverse economic base and significant wealth may help the state's recovery. In this environment, we expect further strength in the supply of New York municipal bonds. In the first two months of 2003, the state issued $6.4 billion in new supply - an increase of 139 percent over the first two months of 2002.

Municipal bonds have performed well in recent years. There's no guarantee this trend will continue, which is why we think it's worth reminding investors about the value of maintaining an appropriate balance in one's portfolio. As part of a well-balanced portfolio, we believe these Funds can continue to play an important role in helping New York investors

Nuveen New York Municipal Bond Fund Growth of an Assumed $10,000 Investment*

[MOUNTAIN CHART APPEARS HERE]

                  Nuveen New York         Nuveen New York        Lehman Brothers
                Municipal Bond Fund     Municipal Bond Fund       Municipal Bond
                  (Offer) $17,001          (NAV) $17,746          Index $18,626
Feb 93              $ 9,580                  $10,000                 $10,000
Feb 95              $10,340                  $10,800                 $10,880
Feb 97              $11,910                  $12,430                 $12,710
Feb 99              $13,840                  $14,450                 $14,740
Feb 01              $14,970                  $15,630                 $16,190
Feb 03              $17,001                  $17,746                 $18,626

Nuveen New York Insured Municipal Bond Fund Growth of an Assumed $10,000 Investment*

[MOUNTAIN CHART APPEARS HERE]

                  Nuveen New York          Nuveen New York       Lehman Brothers
              Insured Municipal Bond   Insured Municipal Bond     Municipal Bond
               Fund (Offer) $16,394      Fund (NAV) $17,113       Index $18,626
Feb 93               $ 9,580                  $10,000                $10,000
Feb 95               $10,260                  $10,710                $10,880
Feb 97               $11,690                  $12,200                $12,710
Feb 99               $13,210                  $13,790                $14,740
Feb 01               $14,290                  $14,920                $16,190
Feb 03               $16,394                  $17,113                $18,626
--------------------------------------------------------------------------------

The graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

*The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds from many different states, and does not reflect any initial or ongoing expenses. The Nuveen fund returns include reinvestment of all dividends and distributions, and the fund returns at offer depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

                             Annual Report | Page 12

Fund Spotlight as of 2/28/03                 Nuveen New York Municipal Bond Fund

Quick Facts
                                       A Shares   B Shares   C Shares   R Shares
                                       --------   --------   --------   --------
NAV                                     $ 10.88    $ 10.90    $ 10.91    $ 10.91
Latest Monthly Dividend/1/              $0.0450    $0.0385    $0.0405    $0.0470
Latest Capital Gain/2/                  $0.0397    $0.0397    $0.0397    $0.0397
Inception Date                             9/94       2/97       9/94      12/86

Average Annual Total Returns as of 2/28/03/3/

A Shares                                 NAV    Offer
--------                                ----    -----
1-Year                                  7.11%   2.61%
5-Year                                  5.38%   4.48%
10-Year                                 5.90%   5.45%

B Shares                             w/o CDSC   w/CDSC
--------                             --------   ------
1-Year                                 6.43%     2.43%
5-Year                                 4.61%     4.45%
10-Year                                5.33%     5.33%

C Shares                                 NAV
--------                                ----
1-Year                                  6.56%
5-Year                                  4.80%
10-Year                                 5.30%

R Shares                                 NAV
--------                                ----
1-Year                                  7.33%
5-Year                                  5.62%
10-Year                                 6.18%

Tax-Free Yields

A Shares                                 NAV    Offer
--------                                ----    -----
Market Yield/4/                         4.96%   4.75%
SEC 30-Day Yield                        3.77%   3.61%
Taxable-Equivalent Yield/5/             5.80%   5.56%

B Shares                                 NAV
--------                                ----
Market Yield/4/                         4.23%
SEC 30-Day Yield                        3.19%
Taxable-Equivalent Yield/5/             4.91%

C Shares                                 NAV
--------                                ----
Market Yield/4/                         4.45%
SEC 30-Day Yield                        3.39%
Taxable-Equivalent Yields/5/            5.22%

R Shares                                 NAV
--------                                ----
Market Yield/4/                         5.16%
SEC 30-Day Yield                        4.13%
Taxable-Equivalent Yield/5/             6.35%

Average Annual Total Returns as of 12/31/02/3/

A Shares                                 NAV    Offer
--------                                ----    -----
1-Year                                  9.07%   4.49%
5-Year                                  5.39%   4.49%
10-Year                                 6.25%   5.79%

B Shares                             w/o CDSC   w/CDSC
--------                             --------   ------
1-Year                                 8.27%     4.27%
5-Year                                 4.62%     4.45%
10-Year                                5.66%     5.66%

C Shares                                 NAV
--------                                ----
1-Year                                  8.50%
5-Year                                  4.80%
10-Year                                 5.64%

R Shares                                 NAV
--------                                ----
1-Year                                  9.28%
5-Year                                  5.60%
10-Year                                 6.51%

Bond Credit Quality/6/

                            [PIE CHART APPEARS HERE]

Top Five Sectors/6/

Tax Obligation/Limited                           24%
Healthcare                                       12%
Utilities                                        11%
Education and Civic Organizations                10%
U.S. Guaranteed                                  10%

Portfolio Statistics

Net Assets ($000)                           $328,594
Average Effective Maturity (Years)             19.52
Duration                                        5.61

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to federal alternative minimum tax. Capital gains, if any, are subject to tax.

/1/ Paid March 3, 2003. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2003.
/2/ Paid December 2, 2002. Capital gains and/or ordinary income distributions are subject to federal taxation.
/3/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
/4/ The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
/5/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.
/6/ As a percentage of total holdings as of February 28, 2003. Holdings are subject to change.

                             Annual Report | Page 13

Fund Spotlight as of 2/28/03         Nuveen New York Insured Municipal Bond Fund

Quick Facts
                                       A Shares   B Shares   C Shares   R Shares
                                       --------   --------   --------   --------
NAV                                     $ 10.92    $ 10.93    $ 10.92    $ 10.94
Latest Monthly Dividend/1/              $0.0395    $0.0325    $0.0345    $0.0410
Latest Capital Gain/2/                  $0.0645    $0.0645    $0.0645    $0.0645
Inception Date                             9/94       2/97       9/94      12/86

Average Annual Total Returns as of 2/28/03/3/

A Shares                                 NAV    Offer
--------                                ----    -----
1-Year                                  8.46%   3.94%
5-Year                                  5.42%   4.52%
10-Year                                 5.52%   5.06%

B Shares                             w/o CDSC   w/CDSC
--------                             --------   ------
1-Year                                 7.64%     3.64%
5-Year                                 4.63%     4.47%
10-Year                                4.91%     4.91%

C Shares                                 NAV
--------                                ----
1-Year                                  7.85%
5-Year                                  4.86%
10-Year                                 4.88%

R Shares                                 NAV
--------                                ----
1-Year                                  8.72%
5-Year                                  5.63%
10-Year                                 5.76%

Tax-Free Yields

A Shares                                 NAV    Offer
--------                                ----    -----
Market Yield/4/                         4.34%   4.16%
SEC 30-Day Yield                        3.04%   2.91%
Taxable-Equivalent Yield/5/             4.68%   4.48%

B Shares                                 NAV
--------                                ----
Market Yield/4/                         3.57%
SEC 30-Day Yield                        2.44%
Taxable-Equivalent Yield/5/             3.75%

C Shares                                 NAV
--------                                ----
Market Yield/4/                         3.79%
SEC 30-Day Yield                        2.63%
Taxable-Equivalent Yield/5/             4.05%

R Shares                                 NAV
--------                                ----
Market Yield/4/                         4.50%
SEC 30-Day Yield                        3.37%
Taxable-Equivalent Yield/5/             5.18%

Average Annual Total Returns as of 12/31/02/3/

A Shares                                NAV     Offer
--------                               -----    -----
1-Year                                 10.09%   5.41%
5-Year                                  5.38%   4.48%
10-Year                                 5.94%   5.48%

B Shares                             w/o CDSC   w/CDSC
--------                             --------   ------
1-Year                                 9.16%    5.16%
5-Year                                 4.58%    4.41%
10-Year                                5.33%    5.33%

C Shares                                 NAV
--------                                ----
1-Year                                  9.47%
5-Year                                  4.80%
10-Year                                 5.29%

R Shares                                NAV
--------                               -----
1-Year                                 10.15%
5-Year                                  5.58%
10-Year                                 6.17%

Bond Credit Quality/6/

                            [PIE CHART APPEARS HERE]

Insured                                          86%
Insured/U.S. Guaranteed                          14%

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

Top Five Sectors/6/

Tax Obligation/Limited                           19%
Healthcare                                       16%
U.S. Guaranteed                                  14%
Transportation                                   12%
Education and Civic Organizations                11%

Portfolio Statistics

Net Assets ($000)                           $379,740
Average Effective Maturity (Years)             18.57
Duration                                        5.56


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income generally is exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to federal alternative minimum tax. Capital gains, if any, are subject to tax.

/1/ Paid March 3, 2003. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2003.
/2/ Paid December 2, 2002. Capital gains and/or ordinary income distributions are subject to federal taxation.
/3/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
/4/ The Market Yield is an investment's current annualized dividend divided by its current offering price while the SEC 30-Day Yield is a standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
/5/ Based on the SEC 30-Day Yield and a combined federal and state income tax rate of 35%.
/6/ As a percentage of total holdings as of February 28, 2003. Holdings are subject to change. Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.

                             Annual Report | Page 14

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND
February 28, 2003


   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Basic Materials - 0.3%

    $  1,000 Town of Sprague, Connecticut, Environmental Improvement      10/07 at 102.00       BBB $       979,200
              Revenue Bonds, 1997 Series A, International Paper Company
              Project, 5.700%, 10/01/21 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.7%

       5,160 Children's Trust Fund, Puerto Rico, Tobacco Settlement        5/12 at 100.00        A1       5,113,870
              Asset - Backed Bonds, Series 2002 Refunding, 5.375%,
              5/15/33
-------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 19.8%

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Greenwich Academy Issue, Series A:
       1,000  5.700%, 3/01/16 - FSA Insured                                3/06 at 101.00       AAA       1,105,610
       2,000  5.750%, 3/01/26 - FSA Insured                                3/06 at 101.00       AAA       2,213,680

             Connecticut Higher Education Supplemental Loan Authority,
             Revenue Bonds, Family Education Loan Program, 1991 Series A:
         260  7.000%, 11/15/05 (Alternative Minimum Tax)                   5/03 at 101.00       Aa3         263,518
       2,455  7.200%, 11/15/10 (Alternative Minimum Tax)                   5/03 at 101.00       Aa3       2,485,049

             Connecticut Higher Education Supplemental Loan Authority,
             Revenue Bonds, Family Education Loan Program, 1996 Series A:
       1,105  6.300%, 11/15/10 (Alternative Minimum Tax)                  11/04 at 102.00       Aa3       1,158,869
         830  6.350%, 11/15/11 (Alternative Minimum Tax)                  11/04 at 102.00       Aa3         862,619

         990 Connecticut Higher Education Supplemental Loan Authority,    11/11 at 100.00       Aaa       1,030,293
              Revenue Bonds, Family Education Loan Program, 2001 Series
              A, 5.250%, 11/15/18 (Alternative Minimum Tax) - MBIA
              Insured

       3,125 Connecticut Health and Educational Facilities Authority,      7/08 at 101.00        AA       3,154,437
              Revenue Bonds, Sacred Heart University Issue, Series E,
              5.000%, 7/01/28 - RAAI Insured

       2,875 State of Connecticut, Health and Educational Facilities       7/03 at 102.00       BBB       2,897,138
              Authority, Revenue Bonds, Quinnipiac College Issue, Series
              D, 6.000%, 7/01/23

       1,500 State of Connecticut, Health and Educational Facilities       7/05 at 101.00       AAA       1,544,895
              Authority, Revenue Bonds, Kent School Issue, Series B,
              5.400%, 7/01/23 - MBIA Insured

         500 State of Connecticut, Health and Educational Facilities       7/06 at 102.00       AAA         562,410
              Authority, Revenue Bonds, Trinity College Issue, Series E,
              5.875%, 7/01/26 - MBIA Insured

       1,490 State of Connecticut Health and Educational Facilities        7/08 at 101.00        AA       1,540,630
              Authority, Revenue Bonds, Canterbury School Issue, Series
              A, 5.000%, 7/01/18 - RAAI Insured

       1,000 State of Connecticut Health and Educational Facilities        7/07 at 102.00       AAA       1,045,910
              Authority, Revenue Bonds, Suffield Academy Issue, Series
              A, 5.400%, 7/01/27 - MBIA Insured

             State of Connecticut Health and Educational Facilities
             Authority, Revenue Bonds, Fairfield University, Series I:
         925  5.250%, 7/01/25 - MBIA Insured                               7/09 at 101.00       AAA         972,175
       2,755  5.500%, 7/01/29 - MBIA Insured                               7/09 at 101.00       AAA       2,917,517

       2,000 State of Connecticut Health and Educational Facilities        7/09 at 101.00       Aaa       2,130,480
              Authority, Revenue Bonds, The Horace Bushnell Memorial
              Hall Issue, Series A, 5.625%, 7/01/29 - MBIA Insured

             State of Connecticut Health and Educational Facilities
             Authority, Revenue Bonds, Connecticut State University
             System Issue, Series 1999C:
       1,155  5.500%, 11/01/17 - FSA Insured                              11/09 at 101.00       AAA       1,279,082
       1,155  5.500%, 11/01/18 - FSA Insured                              11/09 at 101.00       AAA       1,279,082
       1,155  5.500%, 11/01/19 - FSA Insured                              11/09 at 101.00       AAA       1,279,082

         750 Connecticut Health and Educational Facilities Authority,      7/10 at 101.00       AAA         833,092
              Revenue Bonds, Connecticut College Issue, Series D,
              5.750%, 7/01/30 - MBIA Insured

       1,250 Connecticut Health and Educational Facilities Authority,      7/11 at 101.00       AAA       1,292,263
              Revenue Bonds, Trinity College, Series 2001G, 5.000%,
              7/01/31 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority,      7/11 at 101.00        A2       1,078,280
              Revenue Bonds, Loomis Chaffee School, Series D, 5.500%,
              7/01/23

         925 Connecticut Health and Educational Facilities Authority,      3/11 at 101.00       AAA         952,926
              Revenue Bonds, Greenwich Academy, Series 2001B, 5.000%,
              3/01/32 - FSA Insured

----
15

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $    900 Connecticut Health and Educational Facilities Authority,      7/11 at 101.00     A2    $       955,548
              Revenue Bonds, Loomis Chaffee School, 2001 Series E,
              5.250%, 7/01/21

       6,000 Connecticut Health and Educational Facilities Authority,      7/12 at 101.00     AA          6,241,620
              Revenue Bonds, University of Hartford, 2002 Series E,
              5.250%, 7/01/32 - RAAI Insured

       4,500 Connecticut Health and Educational Facilities Authority,      7/09 at 100.00    AAA          4,655,925
              Revenue Bonds, Yale University, 2002 Series W, 5.125%,
              7/01/27

       2,250 Connecticut Health and Educational Facilities Authority,      7/13 at 100.00    AAA          2,290,613
              Revenue Bonds, Yale University, Series 2003-X1, 5.000%,
              7/01/42

       2,160 University of Connecticut, Special Obligation Student Fee     5/12 at 100.00    AA-          2,363,623
              Revenue Bonds, 2002 Series A, 5.250%, 5/15/18

       3,120 University of Connecticut, Student Fee Revenue Refunding     11/12 at 101.00    AAA          3,414,122
              Bonds, Series 2002A, 5.250%, 11/15/20 - FGIC Insured

         135 University of Connecticut, General Obligation Bonds, 2000     3/10 at 101.00    AAA            150,329
              Series A, 5.550%, 3/01/18 - FGIC Insured

       1,500 University of Connecticut, General Obligation Bonds, 2001     4/11 at 101.00     AA          1,620,435
              Series A, 5.250%, 4/01/20

             University of Connecticut, General Obligation Bonds, Series
              2002A:
       3,065   5.375%, 4/01/17                                             4/12 at 100.00     AA          3,399,483
       1,000   5.375%, 4/01/18                                             4/12 at 100.00     AA          1,105,110
       1,000   5.375%, 4/01/19                                             4/12 at 100.00     AA          1,099,500
------------------------------------------------------------------------------------------------------------------
             Healthcare - 8.5%

         900 Connecticut Health and Educational Facilities Authority,      7/03 at 100.00    AAA            936,360
              Revenue Bonds, Hospital of Raphael Issue, Series D,
              6.625%, 7/01/14 - AMBAC Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/03 at 101.00    AAA          2,051,020
              Revenue Bonds, Bridgeport Hospital Issue, Series A,
              6.625%, 7/01/18 - MBIA Insured

         800 Connecticut Health and Educational Facilities Authority,      7/04 at 102.00    AAA            856,592
              Revenue Bonds, New Britain General Hospital Issue, Series
              B, 6.000%, 7/01/24 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00    Aaa          1,055,480
              Revenue Bonds, Stamford Hospital Issue, Series G, 5.000%,
              7/01/18 - MBIA Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Hospital for Special Care Issue, Series B:
       1,000   5.375%, 7/01/17                                             7/07 at 102.00    BBB          1,009,280
       3,500   5.500%, 7/01/27                                             7/07 at 102.00    BBB          3,330,880

       1,500 Connecticut Health and Educational Facilities Authority,      7/06 at 102.00    AAA          1,632,405
              Revenue Bonds, Greenwich Hospital Issue, Series A, 5.800%,
              7/01/26 - MBIA Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/07 at 102.00    AAA          2,164,020
              Revenue Bonds, William W. Backus Hospital Issue, Series D,
              5.750%, 7/01/27 - AMBAC Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Danbury Hospital Issue, Series G:
         500   5.700%, 7/01/22 - AMBAC Insured                             7/09 at 101.00    AAA            543,005
       1,000   5.625%, 7/01/25 - AMBAC Insured                             7/09 at 101.00    AAA          1,068,090

       1,500 Connecticut Health and Educational Facilities Authority,     11/09 at 101.00    AAA          1,624,605
              Revenue Bonds, Catholic Health East Issue, Series 1999F,
              5.750%, 11/15/29 - MBIA Insured

       2,725 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00     AA          2,958,969
              Revenue Bonds, Waterbury Hospital Issue Series C, 5.750%,
              7/01/20 - RAAI Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/10 at 101.00     AA          2,213,960
              Revenue Bonds, Eastern Connecticut Health Network Issue,
              Series A, 6.000%, 7/01/25 - RAAI Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/12 at 101.00     AA          2,126,440
              Revenue Bonds, Bristol Hospital Issue, 2002 Series B,
              5.500%, 7/01/32 - RAAI Insured

       2,250 Connecticut Development Authority, Solid Waste Disposal       7/05 at 102.00    AAA          2,539,238
              Facilities Revenue Bonds, Pfizer Inc. Project,
              1994 Series, 7.000%, 7/01/25 (Alternative Minimum Tax)

----
16

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 1.8%
    $  1,965 Housing Authority of the City of Bridgeport, Connecticut,    12/09 at 102.00    N/R    $     2,012,592
              Multifamily Housing Revenue Bonds, Stratfield Apartments
              Project, Series 1999, 7.250%, 12/01/24 (Alternative
              Minimum Tax)

       2,000 Connecticut Housing Finance Authority, Housing Mortgage      12/09 at 100.00    AAA          2,119,140
              Finance Program Bonds, 1999 Series D2, 6.200%, 11/15/41
              (Alternative Minimum Tax)

       1,490 New Britain Senior Citizens Housing Development               7/03 at 101.00    AAA          1,506,837
              Corporation, Connecticut, Mortgage Revenue Refunding
              Bonds, Series 1992A, FHA-Insured Mortgage Loan, Nathan
              Hale Apartments - Section 8 Assisted Project, 6.875%,
              7/01/24
-------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 5.1%

       1,250 Connecticut Housing Finance Authority, Housing Mortgage       5/03 at 102.00    AAA          1,287,975
              Finance Program Bonds, 1993 Series A, 6.200%, 5/15/14

       5,210 Connecticut Housing Finance Authority, Housing Mortgage      11/07 at 102.00    AAA          5,464,352
              Finance Program Bonds, 1997 Series B, Subseries B-2,
              5.850%, 11/15/28 (Alternative Minimum Tax)

         810 Connecticut Housing Finance Authority, Housing Mortgage      11/05 at 102.00    AAA            865,939
              Finance Program Bonds, 1995 Series F, Subseries F-1,
              6.000%, 5/15/17

       1,415 Connecticut Housing Finance Authority, Housing Mortgage      11/06 at 102.00    Aaa          1,482,297
              Finance Program Bonds, 1997 Series F, Subseries F-2,
              6.000%, 11/15/27 (Alternative Minimum Tax)

       1,500 Connecticut Housing Finance Authority, Housing Mortgage      11/12 at 100.00    AAA          1,529,610
              Finance Program Bonds, 2002 Series F, Subseries F-3,
              5.250%, 5/15/33 (Alternative Minimum Tax)

         500 Connecticut Housing Finance Authority, Housing Mortgage       5/10 at 100.00    AAA            535,345
              Finance Program Bonds, 2000 Series A, Subseries A-1,
              6.000%, 11/15/28

       1,985 Connecticut Housing Finance Authority, Housing Mortgage       5/10 at 100.00    AAA          2,036,947
              Finance Program Bonds, 2001 Series A, Subseries A-1,
              5.250%, 11/15/28

       1,595 Connecticut Housing Finance Authority, Housing Mortgage      11/10 at 100.00    AAA          1,631,956
              Finance Program Bonds, 2001 Series C, 5.300%, 11/15/33
              (Alternative Minimum Tax)

       1,000 Connecticut Housing Finance Authority, Housing Mortgage       5/12 at 100.00    AAA          1,027,140
              Finance Program Bonds, 2001 Series D, Subseries D-2,
              5.350%, 11/15/32 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.4%

         500 Connecticut Housing Finance Authority, Group Home Mortgage    6/10 at 102.00    AAA            537,680
              Finance Program, Special Obligation Bonds, Series GH-5,
              5.850%, 6/15/30 - AMBAC Insured

       1,000 Connecticut Health and Educational Facilities Authority,      8/08 at 102.00    AAA          1,022,000
              Revenue Bonds, Hebrew Home and Hospital Issue, Series B,
              FHA-Insured Mortgage, 5.200%, 8/01/38

             Connecticut Development Authority, First Mortgage Gross
             Revenue Health Care Project Refunding Bonds, Church Homes,
             Inc., Congregational Avery Heights Project, 1997 Series:
       1,700   5.700%, 4/01/12                                             4/07 at 102.00    BBB          1,678,342
       2,610   5.800%, 4/01/21                                             4/07 at 102.00    BBB          2,425,212

       1,875 Connecticut Development Authority, First Mortgage Gross      12/06 at 103.00   BBB+          1,838,344
              Revenue Health Care Project Refunding Bonds, Series 1998A,
              Elim Park Baptist Home, Inc. Project, 5.375%, 12/01/18

             Connecticut Development Authority, First Mortgage Gross
             Revenue Health Care Project Refunding Bonds, Connecticut
             Baptist Homes, Inc. Project, 1999 Series:
       1,000   5.500%, 9/01/15 - RAAI Insured                              9/09 at 102.00     AA          1,096,130
         500   5.625%, 9/01/22 - RAAI Insured                              9/09 at 102.00     AA            539,060

       1,000 Connecticut Development Authority, First Mortgage Gross      12/09 at 102.00    N/R          1,087,330
              Revenue Health Care Project Refunding Bonds, Mary Wade
              Home, Incorporated Project, 1999 Series A, 6.375%, 12/01/18

             Connecticut Development Authority, Revenue Refunding Bonds,
              Duncaster Inc. Project, Series 1999A:
       2,200   5.250%, 8/01/19 - RAAI Insured                              2/10 at 102.00     AA          2,313,762
       3,910   5.375%, 8/01/24 - RAAI Insured                              2/10 at 102.00     AA          4,093,105
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 17.6%

       2,800 City of Bridgeport, Connecticut, General Obligation Bonds,    3/07 at 101.00    AAA          3,009,944
              1997 Series A, 5.250%, 3/01/17 - AMBAC Insured

----
17

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $  1,500 City of Bridgeport, Connecticut, General Obligation Bonds,    8/12 at 100.00    Aaa    $     1,638,285
              Series 2002A Refunding, 5.375%, 8/15/19 - FGIC Insured

         325 Town of Canterbury, Connecticut, General Obligation Bonds,      No Opt. Call     A3            398,421
              7.200%, 5/01/09

             Town of Cheshire, Connecticut, General Obligation Bonds,
              Issue of 1999:
         660   5.625%, 10/15/18                                           10/09 at 101.00    Aa3            735,326
         660   5.625%, 10/15/19                                           10/09 at 101.00    Aa3            731,234

         395 Town of Colchester, Connecticut, General Obligation Bonds,    6/11 at 102.00    Aaa            451,971
              Series 2001, 5.500%, 6/15/14 - FGIC Insured

         500 State of Connecticut, General Obligation Bonds, Series       11/09 at 101.00     AA            553,715
              1999B, 5.500%, 11/01/18

             State of Connecticut, General Obligation Bonds, Series
              2002B:
       1,000   5.500%, 6/15/19                                             6/12 at 100.00     AA          1,116,680
       2,000   5.500%, 6/15/21                                             6/12 at 100.00     AA          2,203,940

       5,000 State of Connecticut, General Obligation Bonds, Residual        No Opt. Call    Aa2          7,434,100
              Certificates Series 514, 13.960%, 12/15/13 (IF)

       1,000 State of Connecticut, General Obligation Bonds, Series       11/12 at 100.00     AA          1,089,950
              2002D, 5.375%, 11/15/21

       1,000 State of Connecticut, General Obligation Bonds, Series       11/11 at 100.00     AA          1,053,710
              2001D, 5.000%, 11/15/20

       2,500 State of Connecticut, General Obligation Bonds, Series        4/12 at 100.00     AA          2,749,600
              2002A, 5.375%, 4/15/19

       1,015 Town of East Lyme, Connecticut, General Obligation Bonds,     7/11 at 102.00    Aaa          1,110,725
              5.000%, 7/15/16 - FGIC Insured

             Town of Glastonbury, Connecticut, General Obligation Bonds,
              Issue of 1988:
         200   7.200%, 8/15/06                                               No Opt. Call    Aa1            236,456
         200   7.200%, 8/15/07                                               No Opt. Call    Aa1            242,930
         200   7.200%, 8/15/08                                               No Opt. Call    Aa1            247,796

             Town of Griswold, Connecticut, General Obligation Bonds,
              Issue of 1989:
         200   7.500%, 4/01/04 - MBIA Insured                                No Opt. Call    AAA            213,770
         150   7.500%, 4/01/05 - MBIA Insured                                No Opt. Call    AAA            169,026

         340 City of Middletown, Connecticut, General Obligation Bonds,      No Opt. Call     AA            394,383
              6.900%, 4/15/06

         500 City of New Haven, Connecticut, General Obligation Bonds,     2/08 at 101.00    AAA            521,100
              Series 1999, 4.700%, 2/01/15 - FGIC Insured

       1,630 City of New Haven, Connecticut, General Obligation Bonds,    11/10 at 101.00    AAA          1,723,285
              Series 2001A, 5.000%, 11/01/20 - FGIC Insured

             City of New London, Connecticut, General Obligation Bonds,
              Water Department Revenue, Series 20:
         120   7.300%, 12/01/05                                              No Opt. Call     A+            138,458
         100   7.300%, 12/01/07                                              No Opt. Call     A+            122,434

         975 Northern Mariana Islands Commonwealth, General Obligation     6/10 at 100.00      A          1,038,843
              Bonds, Series 2000A, 6.000%, 6/01/20 - ACA Insured

             Town of Old Saybrook, Connecticut, General Obligation
              Bonds, Series 1989:
         160   7.400%, 5/01/08                                               No Opt. Call     A2            197,250
         160   7.400%, 5/01/09                                               No Opt. Call     A2            198,741

             Town of Old Saybrook, Connecticut, General Obligation
              Bonds, Series 1991:
         275   6.500%, 2/15/10 - AMBAC Insured                               No Opt. Call    AAA            333,022
         270   6.500%, 2/15/11 - AMBAC Insured                               No Opt. Call    AAA            330,134

         500 Commonwealth of Puerto Rico, Public Improvement Refunding     7/11 at 100.00    AAA            520,690
              Series of 2001, General Obligation Bonds, 5.125%, 7/01/30
              - FSA Insured

             Regional School District No. 16, Towns of Beacon Falls and
             Prospect, Connecticut, General Obligation Bonds, Issue of
             2000:
         650   5.500%, 3/15/18 - FSA Insured                               3/10 at 101.00    Aaa            721,494
         650   5.625%, 3/15/19 - FSA Insured                               3/10 at 101.00    Aaa            727,968
         650   5.700%, 3/15/20 - FSA Insured                               3/10 at 101.00    Aaa            731,861

       1,460 Regional School District No. 008, Towns of Andover, Hebron,   5/11 at 101.00    Aaa          1,536,154
              and Marlborough, County of Tolland, Connecticut, General
              Obligation Bonds, Series 2002, 5.000%, 5/01/21 - FSA
              Insured

----
18

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

    $    420 Regional School District No. 15, Connecticut, General         8/10 at 101.00    Aaa    $       439,001
              Obligation Bonds, Series 2002, 5.000%, 8/15/22 -
              FSA Insured

       2,105 City of Stamford, Connecticut, General Obligation Bonds,      8/12 at 100.00    AAA          2,308,575
              Series 2002, 5.000%, 8/15/15

             Town of Stratford, Connecticut, General Obligation Bonds,
              Series 2002:
       2,050   4.000%, 2/15/16 - FSA Insured                               2/12 at 100.00    AAA          2,056,888
       2,065   4.000%, 2/15/17 - FSA Insured                               2/12 at 100.00    AAA          2,048,604

       3,700 Commonwealth of Puerto Rico, Public Improvement Bonds,          No Opt. Call    AAA          5,363,557
              TICS, 17.470%, 7/01/19 - FSA Insured (IF)

             City of Waterbury, Connecticut, General Obligation Bonds,
              Series 2002A:
       1,500   5.375%, 4/01/16 - FSA Insured                               4/12 at 100.00    AAA          1,664,910
       1,090   5.375%, 4/01/17 - FSA Insured                               4/12 at 100.00    AAA          1,203,687

             City of Waterbury, Connecticut, General Obligation Tax
              Revenue Intercept Bonds, 2000 Issue:
         910   6.000%, 2/01/18 - RAAI Insured                              2/09 at 101.00     AA            993,957
       1,025   6.000%, 2/01/20 - RAAI Insured                              2/09 at 101.00     AA          1,116,758

       1,630 Town of Westport, Connecticut, General Obligation Bonds,      2/12 at 100.00    Aaa          1,709,283
              Series 2003, 4.875%, 2/01/20

             Town of Winchester, Connecticut, General Obligation Bonds:
         140   6.750%, 4/15/06                                               No Opt. Call     A1            161,169
         140   6.750%, 4/15/07                                               No Opt. Call     A1            165,361
         140   6.750%, 4/15/08                                               No Opt. Call     A1            168,508
         140   6.750%, 4/15/09                                               No Opt. Call     A1            170,471
         140   6.750%, 4/15/10                                               No Opt. Call     A1            172,117
-------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 15.6%

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Nursing Home Program Issue, Series 1994, St.
             Camillus Health Center Project:
       2,000   6.250%, 11/01/18                                           11/04 at 102.00     AA          2,091,680
       3,695   6.250%, 11/01/18 - AMBAC Insured                           11/04 at 102.00    AAA          4,041,591

         880 Connecticut Health and Educational Facilities Authority,      7/08 at 102.00    AAA            890,454
              Revenue Bonds, Child Care Facilities Program, Series A,
              5.000%, 7/01/28 - AMBAC Insured

       5,000 Connecticut Health and Educational Facilities Authority,     11/04 at 102.00    AAA          5,482,900
              Revenue Bonds, Nursing Home Program Issue, Series 1994,
              Saint Joseph's Manor Project, 6.250%, 11/01/16 - AMBAC
              Insured

       3,000 Connecticut Health and Educational Facilities Authority,     11/04 at 102.00    AAA          3,281,400
              Revenue Bonds, Nursing Home Program Issue, Series 1994,
              Jewish Home for the Elderly of Fairfield County Project,
              6.250%, 11/01/20 - AMBAC Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Nursing Home Program Issue, Series 1994,
             Highland View Manor, Inc. Project:
       1,500   7.200%, 11/01/10 (Alternative Minimum Tax) - AMBAC Insured 11/04 at 102.00    AAA          1,663,575
       4,200   7.500%, 11/01/16 (Alternative Minimum Tax) - AMBAC Insured 11/04 at 102.00    AAA          4,688,334

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Nursing Home Program Issue, Series 1994,
             Wadsworth Glen Health Care Center Project:
       1,100   7.200%, 11/01/10 (Alternative Minimum Tax) - AMBAC Insured 11/04 at 102.00    AAA          1,219,955
       1,000   7.500%, 11/01/16 (Alternative Minimum Tax) - AMBAC Insured 11/04 at 102.00    AAA          1,116,270

       2,895 Connecticut Health and Educational Facilities Authority,      7/08 at 105.00      A          3,162,180
              Revenue Bonds, New Opportunities for Waterbury, Inc.
              Issue, Series 1998A, 6.750%, 7/01/28

       4,365 Connecticut Health and Educational Facilities Authority,     11/06 at 102.00     AA          4,652,697
              Revenue Bonds, Nursing Home Program Issue, Series 1996,
              3030 Park Fairfield Health Center Project, 6.250%, 11/01/21

             Connecticut Special Tax Obligation Bonds, Transportation
              Infrastructure Purposes, 2002 Series A:
       1,500   5.375%, 7/01/18 - FSA Insured                               7/12 at 100.00    AAA          1,661,220
       1,780   5.375%, 7/01/19 - FSA Insured                               7/12 at 100.00    AAA          1,961,097

       4,000 Connecticut Special Tax Obligation Bonds, Transportation     12/12 at 100.00    AAA          4,235,720
              Infrastructure Purpose, 2002 Series B, 5.000%, 12/01/20 -
              AMBAC Insured

       1,150 Connecticut Special Tax Obligation Bonds, Transportation        No Opt. Call    AA-          1,390,511
              Infrastructure Purposes, 1992 Series B, 6.125%, 9/01/12

----
19

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             Connecticut Certificates of Participation, Juvenile
              Training School, Series 2001:
    $  1,275   5.000%, 12/15/20                                           12/11 at 101.00     AA-   $     1,344,169
       1,000   5.000%, 12/15/30                                           12/11 at 101.00     AA-         1,018,740

       1,000 Puerto Rico Highway and Transportation Authority,             7/10 at 101.00     AAA         1,120,170
              Transportation Revenue Bonds, Series B, 5.750%, 7/01/19 -
              MBIA Insured

       2,000 Virgin Islands Public Finance Authority, Revenue Bonds,      10/10 at 101.00    BBB-         2,221,960
              Virgin Islands Gross Receipts Taxes Loan Notes, Series
              1999A, 6.500%, 10/01/24

         725 Town of Woodstock, Connecticut, Special Obligation Bonds,     3/03 at 100.00     AAA           728,741
              Woodstock Academy - 1990 Issue, General Obligation Bonds,
              6.900%, 3/01/06 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------
             Transportation - 1.6%

       2,100 State of Connecticut, General Airport Revenue Bonds, Series   4/11 at 101.00     AAA         2,121,189
              2001A, Bradley International Airport, 5.125%, 10/01/26
              (Alternative Minimum Tax) - FGIC Insured

       1,000 City of Hartford, Connecticut, Parking System Revenue         7/10 at 100.00     BBB         1,048,570
              Bonds, 2000 Series A, 6.500%, 7/01/25

       1,360 City of New Haven, Connecticut, Air Rights Parking Facility     No Opt. Call     AAA         1,567,944
              Revenue Bonds, Series 2002 Refunding, 5.375%, 12/01/14 -
              AMBAC Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00      B-            58,750
              Bonds, 1996 Series A, American Airlines, Inc. Project,
              6.250%, 6/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.5%

       1,000 City of Bridgeport, Connecticut, General Obligation Bonds,    7/10 at 101.00     AAA         1,198,590
              2000 Series A, 6.000%, 7/15/19 (Pre-refunded to 7/15/10) -
              FGIC Insured

       2,830 Children's Trust Fund, Puerto Rico, Tobacco Settlement        7/10 at 100.00     AAA         3,173,958
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded to 7/01/10)

       1,300 Connecticut Health and Educational Facilities Authority,      7/03 at 100.00     AAA         1,684,020
              Revenue Bonds, Lutheran General Health Care System,
              Parkside Lodges Projects, 7.375%, 7/01/19

       2,000 Connecticut Health and Educational Facilities Authority,      7/04 at 102.00     AAA         2,173,580
              Revenue Bonds, Trinity College Issue, Series D, 6.125%,
              7/01/24 (Pre-refunded to 7/01/04) - FGIC Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/04 at 101.50     AAA         2,160,120
              Revenue Bonds, Loomis Chaffee School Issue, Series B,
              6.000%, 7/01/25 (Pre-refunded to 7/01/04) - MBIA Insured

       1,000 Connecticut Health and Educational Facilities Authority,     11/04 at 102.00     AAA         1,103,630
              Revenue Bonds, Nursing Home Program Issue, Series 1994,
              Sharon Health Care Project, 6.250%, 11/01/21 (Prefunded to
              11/01/04) - AMBAC Insured

       2,000 Connecticut Health and Educational Facilities Authority,     11/04 at 102.00     AAA         2,236,020
              Revenue Bonds, Nursing Home Program Issue, Series 1994,
              AHF/Hartford, Inc. Project, 7.125%, 11/01/24 (Pre-refunded to 11/01/04) - AMBAC Insured

       4,115 Connecticut Health and Educational Facilities Authority,     11/06 at 102.00   AA***         4,778,379
              Revenue Bonds, Nursing Home Program Issue, Series 1996,
              Abbott Terrace Health Center Project, 5.750%, 11/01/13
              (Pre-refunded to 11/01/06)

         665 City of New Haven, Connecticut, General Obligation Bonds,    11/09 at 101.00     AAA           799,909
              Series 2000C, 6.000%, 11/01/19 (Pre-refunded to 11/01/09)
              - FSA Insured

       1,500 Puerto Rico Highway and Transportation Authority,             7/10 at 101.00     AAA         1,790,745
              Transportation Revenue Bonds, Series B, 5.750%, 7/01/16
              (Pre-refunded to 7/01/10) - MBIA Insured

             Puerto Rico Infrastructure Financing Authority, Special
              Obligation Bonds, 2000 Series A:
       2,540   5.500%, 10/01/32                                           10/10 at 101.00     AAA         2,772,893
       4,500   5.500%, 10/01/40                                           10/10 at 101.00     AAA         4,909,860

         500 University of Connecticut, Special Obligation Student Fee    11/10 at 101.00     AAA           594,545
              Revenue Bonds, 2000 Series A, 5.750%, 11/15/29
              (Pre-refunded to 11/15/10) - FGIC Insured
------------------------------------------------------------------------------------------------------------------
             Utilities - 10.2%

       8,000 Bristol Resource Recovery Facility Operating Committee,       7/05 at 102.00      A2         7,826,880
              Connecticut, Solid Waste Revenue Refunding Bonds, Ogden
              Martin Systems of Bristol, Inc. Project, 1995 Series,
              6.500%, 7/01/14

----
20

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  2,025 Connecticut Development Authority, Pollution Control         10/08 at 102.00     A3    $     2,128,032
              Revenue Refunding Bonds, Connecticut Light and Power
              Company, Series 1993A, 5.850%, 9/01/28

             Connecticut Resource Recovery Authority, Wallingford
             Resource Recovery Project Revenue Bonds, Subordinated
             Series 1991:
         400   6.750%, 11/15/03 (Alternative Minimum Tax)                  5/03 at 101.00     AA            405,748
         500   6.800%, 11/15/04 (Alternative Minimum Tax)                  5/03 at 101.00     AA            507,040

       5,250 Connecticut Resources Recovery Authority, Corporate Credit    5/03 at 102.00    BBB          5,329,643
              Bonds/Tax-Exempt Interest, American Ref-Fuel Company of
              Southeastern Connecticut Project, 1992 Series A, 6.450%,
              11/15/22 (Alternative Minimum Tax)

       1,000 Connecticut Resources Recovery Authority, Corporate Credit   12/11 at 102.00   Baa2          1,003,210
              Resource Recovery Revenue Bonds, America Ref-Fuel Company
              of Southeastern Connecticut Project, II Series A, 5.500%,
              11/15/15 (Alternative Minimum Tax)

             Eastern Connecticut Resource Recovery Authority, Solid
             Waste Revenue Bonds, Wheelabrator Lisbon Project, Series
             1993A:
         240   5.250%, 1/01/06 (Alternative Minimum Tax)                   7/03 at 102.00    BBB            245,098
       1,370   5.500%, 1/01/14 (Alternative Minimum Tax)                   7/03 at 102.00    BBB          1,353,396
       3,915   5.500%, 1/01/20 (Alternative Minimum Tax)                   7/03 at 102.00    BBB          3,669,530

             Guam Power Authority, Revenue Bonds, 1999 Series A:
       2,280   5.125%, 10/01/29 - MBIA Insured                            10/09 at 101.00    AAA          2,362,832
       1,000   5.125%, 10/01/29 - AMBAC Insured                           10/09 at 101.00    AAA          1,033,730

         500 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/10 at 101.00    AAA            527,055
              Series HH, 5.250%, 7/01/29 - FSA Insured

       4,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call    AAA          4,976,000
              Trust Series 2002-1, 14.330%, 7/01/20 - MBIA Insured (IF)
------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.3%

       2,000 Connecticut Development Authority, Water Facilities Revenue  12/03 at 102.00    AAA          2,119,460
              Refunding Bonds, Connecticut Water Company Project, 1993
              Series, 6.650%, 12/15/20 - AMBAC Insured

       1,750 Connecticut Development Authority, Water Facilities Revenue   4/07 at 102.00      A          1,866,305
              Bonds, Bridgeport Hydraulic Company Project, 1995 Series,
              6.150%, 4/01/35 (Alternative Minimum Tax)

          50 State of Connecticut, Clean Water Fund Revenue Bonds, 1991    7/03 at 100.00    AAA             50,254
              Series, 7.000%, 1/01/11
------------------------------------------------------------------------------------------------------------------
   $ 281,625 Total Long-Term Investments (cost $284,337,961) - 98.4%      --------------- ---------     303,426,375
============ -----------------------------------------------------------                            ---------------
             Other Assets Less Liabilities - 1.6%                         --------------- ---------       4,883,424
             -----------------------------------------------------------                            ---------------
             Net Assets - 100%                                            --------------- --------- $   308,309,799
             -----------------------------------------------------------                            ---------------

            * Optional Call Provisions (not covered by the report of
              independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
         (IF) Inverse floating rate security.



                                See accompanying notes to financial statements.

----
21

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND
February 28, 2003

   Principal                                                      Optional Call                    Market
Amount (000) Description                                            Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------
             Basic Materials - 0.2%

    $    250 Pollution Control Financing Authority of Union        No Opt. Call        A3 $       289,698
              County, New Jersey, Pollution Control Revenue
              Refunding Bonds, American Cyanamid Company
              Issue, Series 1994, 5.800%, 9/01/09
---------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.2%

             Tobacco Settlement Financing Corporation, New
             Jersey, Tobacco Settlement Asset-Backed Bonds,
             Series 2002:
       5,000   5.750%, 6/01/32                                   6/12 at 100.00        A1       4,659,200
       1,000   6.000%, 6/01/37                                   6/12 at 100.00        A1         876,930

             Tobacco Settlement Financing Corporation, New
             Jersey, Tobacco Settlement Asset-Backed Bonds,
             Series 2003:
         710   6.125%, 6/01/24 (WI, settling 3/07/03)            6/13 at 100.00        A1         700,784
         750   6.375%, 6/01/32 (WI, settling 3/07/03)            6/13 at 100.00        A1         724,868
---------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 8.1%

       2,500 Bergen County Improvement Authority, New Jersey,    9/12 at 101.00       N/R       2,511,525
              Revenue Bonds, Yeshiva Ktana of Passaic Project,
              Series 2002, 6.000%, 9/15/27

       1,000 Housing Authority of the City of New Brunswick,     1/09 at 101.00       AAA       1,034,460
              New Jersey, Lease Revenue Refunding Bonds,
              Series 1998, 4.750%, 7/01/18 - FGIC Insured

         885 New Jersey Economic Development Authority,            No Opt. Call       N/R         963,765
              Economic Development Bonds, Yeshiva Ktana of
              Passaic, 1992 Project, 8.000%, 9/15/18

         220 New Jersey Economic Development Authority,            No Opt. Call       AAA         239,743
              Insured Revenue Bonds, Educational Testing
              Service Issue, Series 1995B, 5.500%, 5/15/05 -
              MBIA Insured

       2,170 New Jersey Economic Development Authority, School   2/08 at 101.00       N/R       2,185,125
              Revenue Bonds, Gill/St. Bernard School,
              Series 1998, 6.000%, 2/01/25

         585 New Jersey Educational Facilities Authority,        7/03 at 100.00        A-         587,796
              Trenton State College Issue, Revenue
              Bonds, Series 1976 D, 6.750%, 7/01/08

         410 New Jersey Educational Facilities Authority,        7/03 at 102.00      Baa1         420,045
              Revenue Refunding Bonds, Monmouth College,
              Series 1993-A, 5.625%, 7/01/13

         835 New Jersey Educational Facilities Authority,        7/04 at 100.00       AAA         886,261
              Princeton University Revenue Bonds, 1994 Series
              A, 5.875%, 7/01/11

         650 New Jersey Educational Facilities Authority,        7/11 at 100.00       AAA         668,941
              Revenue Bonds, Ramapo College of New Jersey,
              Series 2001D, 5.000%, 7/01/25 - AMBAC Insured

       2,500 New Jersey Educational Facilities Authority,        7/13 at 100.00         A       2,520,675
              Revenue Bonds, Fairleigh Dickinson University,
              Series 2002D, 5.250%, 7/01/32 - ACA Insured

          40 New Jersey Higher Education Assistance Authority,   7/03 at 101.00        A+          40,907
              Student Loan Revenue Bonds, 1992 Series A,
              NJ Class Loan Program, 6.000%, 1/01/06
              (Alternative Minimum Tax)

       1,500 Puerto Rico Industrial, Tourist, Educational,      12/12 at 101.00       BBB       1,528,545
              Medical, and Environmental Control Facilities
              Financing Authority, Higher Education Revenue
              Refunding Bonds, Series 2002, Ana G. Mendez
              University System Project, 5.500%, 12/01/31
---------------------------------------------------------------------------------------------------------
             Healthcare - 10.4%

         510 New Jersey Health Care Facilities Financing         7/03 at 100.00       AAA         512,239
              Authority, Revenue Bonds, Hunterdon Medical
              Center Issue, Series A, 7.000%, 7/01/20 - AMBAC
              Insured

         500 New Jersey Health Care Facilities Financing         7/07 at 102.00      BBB-         487,775
              Authority, Revenue Bonds, St. Elizabeth Hospital
              Obligated Group, Series 1997 Refunding, 6.000%,
              7/01/27

       1,200 New Jersey Health Care Facilities Financing         7/07 at 102.00       AAA       1,260,240
              Authority, Revenue and Refunding Bonds, Holy
              Name Hospital Issue, Series 1997, 5.250%,
              7/01/20 - AMBAC Insured

         250 New Jersey Health Care Facilities Financing         7/04 at 102.00       AAA         269,630
              Authority, Revenue Bonds, Dover General Hospital
              and Medical Center Issue, Series 1994, 5.900%,
              7/01/05 - MBIA Insured

       4,875 New Jersey Health Care Facilities Financing         8/11 at 100.00       AAA       4,967,089
              Authority, Revenue Bonds, Jersey City Medical
              Center Issue, FHA-Insured Mortgage, Series 2001,
              5.000%, 8/01/31 - AMBAC Insured

----
22

   Principal                                                      Optional Call                    Market
Amount (000) Description                                            Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------
             Healthcare (continued)

             New Jersey Health Care Facilities Financing
             Authority, Revenue Bonds, Bayshore Community
             Hospital, Series 2002 Refunding:
    $    505   3.000%, 7/01/03 - RAAI Insured                      No Opt. Call        AA $       508,075
       1,710   5.000%, 7/01/22 - RAAI Insured                    1/12 at 100.00        AA       1,758,496

       1,000 New Jersey Health Care Facilities Financing         7/12 at 100.00      Baa1       1,028,860
              Authority, Revenue Bonds, South Jersey Hospital,
              Series 2002, 5.875%, 7/01/21

       1,000 New Jersey Health Care Facilities Financing         7/07 at 102.00       AAA       1,017,210
              Authority, Revenue and Refunding Bonds, AHS
              Hospital Corporation Issue, Series 1997 A,
              5.000%, 7/01/27 - AMBAC Insured

             New Jersey Health Care Facilities Financing
             Authority, Bayonne Hospital Obligated Group,
             Revenue Bonds, Series 1994:
         215   6.400%, 7/01/07 - FSA Insured                     7/04 at 102.00       AAA         233,789
         175   6.250%, 7/01/12 - FSA Insured                     7/04 at 102.00       AAA         189,562

       2,000 New Jersey Health Facilities Financing Authority,   7/10 at 100.00        A+       2,134,740
              Revenue Bonds, Robert Wood Johnson University
              Hospital, Series 2000, 5.750%, 7/01/31

       1,500 New Jersey Health Facilities Financing Authority,   7/10 at 100.00      Baa1       1,610,895
              Revenue Bonds, Series 2000A, Saint Peter's
              University Hospital Issue, 6.875%, 7/01/30

         300 New Jersey Economic Development Authority,          7/04 at 102.00       AAA         325,485
              Revenue Bonds, RWJ Health Care Corp. at Hamilton
              Obligated Group Project, Series 1994, 6.250%,
              7/01/14 - FSA Insured

       1,000 Puerto Rico Industrial, Tourist, Educational,       1/05 at 102.00       AAA       1,099,290
              Medical and Environmental Control Facilities
              Financing Authority, Hospital Revenue Bonds,
              1995 Series A, Hospital Auxilio Mutuo Obligated
              Group Project, 6.250%, 7/01/16 - MBIA Insured
---------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.0%

       1,000 Essex County Improvement Authority, New Jersey,    11/12 at 100.00       Aaa       1,006,110
              Multifamily Housing Revenue Bonds, Ballantyne
              House Project, FNMA Enhanced, Series 2002,
              4.750%, 11/01/22 (Alternative Minimum Tax)

         400 Hudson County Improvement Authority, New Jersey,    6/04 at 100.00       AA-         408,920
              Multifamily Housing Revenue Bonds,
              Series 1992 A, Conduit Financing - Observer Park
              Project, 6.900%, 6/01/22 (Alternative Minimum
              Tax)

       1,500 New Jersey Housing and Mortgage Finance Agency,     3/10 at 100.00       AAA       1,614,630
              Multifamily Housing Revenue Bonds, 2000
              Series A1, 6.350%, 11/01/31 (Alternative Minimum
              Tax) - FSA Insured

         805 New Jersey Housing and Mortgage Finance Agency,     8/10 at 100.00       AAA         855,103
              Multifamily Housing Revenue Bonds, 2000
              Series E1, 5.750%, 5/01/25 - FSA Insured

       1,500 New Jersey Housing and Mortgage Finance Agency,     5/06 at 102.00       AAA       1,594,620
              Multifamily Housing Revenue Bonds, 1996
              Series A, 6.200%, 11/01/18 (Alternative Minimum
              Tax) - AMBAC Insured

       1,090 Housing Authority of the City of Newark, New       10/09 at 102.00       Aaa       1,161,613
              Jersey, Housing Revenue Bonds, GNMA
              Collateralized - Fairview Apartments Project,
              2000 Series A, 6.300%, 10/20/19 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------
             Housing/Single Family - 4.5%

         250 New Jersey Housing and Mortgage Finance Agency,     7/04 at 102.00       AAA         259,655
              Home Buyer Revenue Bonds, 1994 Series K,
              6.300%, 10/01/16 (Alternative Minimum Tax) -
              MBIA Insured

       4,000 New Jersey Housing and Mortgage Finance Agency,    10/07 at 101.50       AAA       4,235,600
              Home Buyer Revenue Bonds, 1997 Series U,
              5.700%, 10/01/14 (Alternative Minimum Tax) -
              MBIA Insured

       2,495 New Jersey Housing and Mortgage Finance Agency,    10/10 at 100.00       AAA       2,630,578
              Home Buyer Revenue Bonds, 2000 Series CC,
              5.875%, 10/01/31 (Alternative Minimum Tax) -
              MBIA Insured

         345 Virgin Islands Housing Finance Authority, Single    3/05 at 102.00       AAA         358,810
              Family Mortgage Revenue Refunding Bonds, GNMA
              Mortgage-Backed Securities Program, 1995 Series
              A, 6.450%, 3/01/16 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------
             Industrial/Other - 0.7%

         100 New Jersey Economic Development Authority,         12/03 at 102.00      BBB-         100,749
              District Heating and Cooling Revenue
              Bonds, Trigen-Trenton Project, 1993 Series B,
              6.100%, 12/01/04 (Alternative Minimum Tax)

       1,000 New Jersey Economic Development Authority,            No Opt. Call      Baa3         994,860
              Economic Development Revenue Bonds, Kapkowski
              Road Landfill Project Refunding, Series 2002,
              5.750%, 10/01/21

----
23

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                      Optional Call                     Market
Amount (000) Description                                            Provisions* Ratings**            Value
----------------------------------------------------------------------------------------------------------
             Long-Term Care - 8.3%

             New Jersey Economic Development Authority,
             Economic Development Revenue Bonds (United
             Methodist Homes of New Jersey Obligated Group
             Issue), Series 1998:
    $  1,500   5.125%, 7/01/18                                   1/08 at 102.00      BBB- $      1,404,435
       3,610   5.125%, 7/01/25                                   1/08 at 102.00      BBB-        3,083,662

       5,100 New Jersey Economic Development Authority,         12/09 at 101.00       Aa3        5,563,488
              Economic Development Revenue Bonds (Jewish
              Community Housing Corporation of Metropolitan
              New Jersey - 1999 Project), 5.900%, 12/01/31

             New Jersey Health Care Facilities Financing
             Authority, Health Care Facilities Revenue Bonds,
             House of the Good Shepherd Obligated Group Issue,
             Series 2001:
       1,000   5.100%, 7/01/21 - RAAI Insured                    7/11 at 100.00        AA        1,039,380
       1,350   5.200%, 7/01/31 - RAAI Insured                    7/11 at 100.00        AA        1,389,191

       1,300 New Jersey Economic Development Authority, First    7/08 at 102.00         A        1,351,181
              Mortgage Revenue Fixed Rate Bonds, Cadbury
              Corporation Project, Series 1998A, 5.500%,
              7/01/18 - ACA Insured
----------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 6.9%

         200 Atlantic City, New Jersey, General Obligation         No Opt. Call         A          212,228
              General Improvement Bonds, Series 1994,
              5.650%, 8/15/04

       1,445 Clifton, New Jersey, General Obligation Bonds,      1/11 at 100.00       AAA        1,525,284
              Series 2002, 5.000%, 1/15/19 - FGIC Insured

         500 Board of Education of the Township of                 No Opt. Call        AA          590,305
              Hillsborough, County of Somerset, New Jersey,
              General Obligation School Purpose Bonds, Series
              1992, 5.875%, 8/01/11

       3,500 Board of Education of the Township of Middleton,    8/10 at 100.00       AAA        3,637,305
              in the County of Monmouth, New Jersey, Refunding
              School Bonds, 5.000%, 8/01/22 - FSA Insured

       1,000 State of New Jersey, General Obligation Bonds,        No Opt. Call        AA        1,141,240
              Series D, 5.800%, 2/15/07

         165 Parsippany-Troy Hills Township, New Jersey,           No Opt. Call        AA          150,048
              General Obligation Bonds, Series 1992, 0.000%,
              4/01/07

         185 Board of Education of the City of Perth Amboy, in     No Opt. Call       AAA          198,089
              the County of Middlesex, New Jersey, School
              Bonds, 6.200%, 8/01/04 - MBIA Insured

       2,000 Commonwealth of Puerto Rico, Public Improvement     7/07 at 101.50       AAA        2,165,840
              Refunding Bonds, Series 1997, General Obligation
              Bonds, 5.375%, 7/01/21 - MBIA Insured

       1,500 Commonwealth of Puerto Rico, Public Improvement     7/11 at 100.00       AAA        1,562,070
              Refunding Bonds, Series of 2001, General
              Obligation Bonds, 5.125%, 7/01/30 - FSA Insured

         250 City of Union, County of Hudson, New Jersey,          No Opt. Call       AAA          304,728
              General Obligation School Purpose Bonds,
              Series 1992, 6.375%, 11/01/10 - FSA Insured
----------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 15.6%

         500 Essex County Improvement Authority, New Jersey,     6/03 at 102.00      Baa1          510,970
              County Guaranteed Pooled Revenue Bonds,
              Series 1992A, 6.500%, 12/01/12

         760 Board of Education of the Borough of Little           No Opt. Call       N/R          823,726
              Ferry, Bergen County, New Jersey, Certificates
              of Participation, 6.300%, 1/15/08

         250 Mercer County Improvement Authority, New Jersey,      No Opt. Call       Aa2          246,447
              Solid Waste Revenue Bonds, County Guaranteed,
              Site and Disposal Facilities Project Refunding
              Issue of 1992, 0.000%, 4/01/04

       3,000 County of Middlesex, New Jersey, Certificates of    8/11 at 100.00       AAA        3,130,830
              Participation, Series 2001, 5.000%, 8/01/22
              - MBIA Insured

       3,025 Middlesex County Improvement Authority, New         9/09 at 100.00       AAA        3,270,691
              Jersey, County Guaranteed Open Space Trust Fund
              Revenue Bonds, Series 1999, 5.250%, 9/15/15

       5,280 New Jersey Economic Development Authority, Lease   11/08 at 101.00       Aaa        5,318,650
              Revenue Bonds, Series 1998, Bergen County
              Administration Complex, 4.750%, 11/15/26 - MBIA
              Insured

         300 New Jersey Economic Development Authority, Market     No Opt. Call       AAA          323,019
              Transition Facility Senior Lien Revenue Bonds,
              Series 1994A, 7.000%, 7/01/04 - MBIA Insured

       1,750 New Jersey Economic Development Authority, School   6/12 at 100.00       AAA        1,846,390
              Facilities Construction Financing Act Bonds,
              Series 2002C, 5.000%, 6/15/20 - MBIA Insured

         100 North Jersey District Water Supply Commission,      7/03 at 102.00       AAA          103,562
              New Jersey, Wanaque South Project, Revenue
              Refunding Bonds, Series 1993, 5.700%, 7/01/05 -
              MBIA Insured

----
24

   Principal                                                      Optional Call                    Market
Amount (000) Description                                            Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $    170 Puerto Rico Aqueduct and Sewer Authority,           7/06 at 101.50        A- $       176,382
              Refunding Bonds, Series 1995, Guaranteed by the
              Commonwealth of Puerto Rico, 5.000%, 7/01/15

       5,000 Puerto Rico Public Finance Corporation, 1998          No Opt. Call       AAA       5,478,650
              Series A Bonds, Commonwealth Appropriation
              Bonds, 5.125%, 6/01/24 - AMBAC Insured

       5,000 Union County Utilities Authority, New Jersey,       6/08 at 102.00       AA+       5,037,000
              Solid Waste Bonds, County Deficiency Agreement,
              Series 1998A, 5.000%, 6/15/28 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------
             Transportation - 14.3%

       2,150 Delaware River Port Authority, New Jersey and       1/08 at 101.00       AAA       2,194,032
              Pennsylvania, Port District Project Bonds,
              Series 1998B, 5.000%, 1/01/26 - MBIA Insured

       3,500 Delaware River Port Authority, New Jersey and       1/10 at 100.00       AAA       3,851,155
              Pennsylvania, Revenue Bonds, Series of 1999,
              5.750%, 1/01/22 - FSA Insured

       1,750 New Jersey Turnpike Authority, Turnpike Revenue       No Opt. Call        A-       2,058,105
              Bonds, Series 1991C, 6.500%, 1/01/08

         125 Port Authority of New York and New Jersey,         10/04 at 101.00       AAA         135,513
              Consolidated Bonds, Ninety Sixth Series,
              6.600%, 10/01/23 (Alternative Minimum Tax) -
              FGIC Insured

       3,000 Port Authority of New York and New Jersey,          6/05 at 101.00       AAA       3,287,820
              Consolidated Bonds, One Hundredth Series,
              5.750% 6/15/30 - MBIA Insured

         200 Port Authority of New York and New Jersey,          7/04 at 101.00       AA-         211,766
              Consolidated Bonds, Ninety-Fifth Series, 5.500%,
              7/15/05 (Alternative Minimum Tax)

       1,000 Port Authority of New York and New Jersey,          1/07 at 101.00       AA-       1,041,920
              Consolidated Bonds, One Hundred Ninth Series,
              5.375%, 7/15/22

       2,000 Port Authority of New York and New Jersey,          6/05 at 101.00       AA-       2,063,620
              Consolidated Bonds, One Hundred Thirteenth
              Series, 5.250%, 12/01/13 (Alternative Minimum
              Tax)

             Port Authority of New York and New Jersey,
             Special Project Bonds, Series 6, JFK
             International Air Terminal LLC Project:
       2,125   6.250%, 12/01/08 (Alternative Minimum Tax) -        No Opt. Call       AAA       2,445,408
              MBIA Insured
       1,000   7.000%, 12/01/12 (Alternative Minimum Tax) -        No Opt. Call       AAA       1,214,760
              MBIA Insured
       2,000   5.750%, 12/01/22 (Alternative Minimum Tax) -     12/07 at 102.00       AAA       2,174,720
              MBIA Insured
       3,100   5.750%, 12/01/25 (Alternative Minimum Tax) -     12/07 at 100.00       AAA       3,322,890
              MBIA Insured

          45 South Jersey Transportation Authority, New          5/03 at 102.00       AAA          46,091
              Jersey, Transportation System Revenue Bonds,
              1992 Series B, 5.900%, 11/01/06 - MBIA Insured
---------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 12.7%

         100 County of Atlantic, New Jersey, General             1/04 at 101.00       AAA         105,131
              Improvement Bonds, 6.000%, 1/01/07 (Pre-refunded
              to 1/01/04) - MBIA Insured

       2,825 Children's Trust Fund, Puerto Rico, Tobacco         7/10 at 100.00       AAA       3,168,351
              Settlement Asset-Backed Bonds, Series 2000,
              5.750%, 7/01/20 (Pre-refunded to 7/01/10)

             Essex County Improvement Authority, New Jersey,
             City of Newark General Obligation Lease Revenue
             Bonds, Series 1994:
         620   6.350%, 4/01/07 (Pre-refunded to 4/01/04)         4/04 at 102.00   BBB+***         667,151
         450   6.600%, 4/01/14 (Pre-refunded to 4/01/04)         4/04 at 102.00   BBB+***         485,438

         100 Essex County Improvement Authority, New Jersey,    12/04 at 102.00       AAA         111,897
              General Obligation Lease Revenue Bonds,
              Series 1994, County Jail and Youth House
              Projects, 6.900%, 12/01/14 (Pre-refunded to
              12/01/04) - AMBAC Insured

       1,680 Lafayette Yard Community Development Corporation,   4/10 at 101.00       Aaa       2,004,794
              City of Trenton, New Jersey, Hotel Revenue
              Bonds, Conference Center Project, Series 2000,
              Guaranteed, 6.000%, 4/01/29 (Pre-refunded to
              4/01/10) - MBIA Insured

       2,645 Board of Education of the Township of Middletown,   8/07 at 100.00       AAA       3,067,962
              County of Monmouth, New Jersey, School Bonds,
              5.800%, 8/01/21 (Pre-refunded to 8/01/07) - MBIA
              Insured

       1,030 New Jersey Health Care Facilities Financing           No Opt. Call       AAA       1,227,842
              Authority, Hackensack Hospital Revenue Bonds,
              Series 1979A, 8.750%, 7/01/09

----
25

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                      Optional Call                    Market
Amount (000) Description                                            Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

             New Jersey Health Care Facilities Financing
             Authority, Revenue Bonds, Newark Beth Israel
             Medical Center Issue, Series 1994:
    $    200   5.800%, 7/01/07 (Pre-refunded to 7/01/04) - FSA   7/04 at 102.00       AAA $       216,352
              Insured
         200   6.000%, 7/01/16 (Pre-refunded to 7/01/04) - FSA   7/04 at 102.00       AAA         216,884
              Insured

         250 New Jersey Health Care Facilities Financing         8/04 at 102.00       AAA         273,355
              Authority, Refunding Revenue Bonds, Irvington
              General Hospital Issue, FHA-Insured Mortgage,
              Series 1994, 6.375%, 8/01/15 (Pre-refunded to
              8/01/04)

         250 New Jersey Health Care Facilities Financing         7/04 at 102.00       AAA         271,935
              Authority, Revenue Bonds, Monmouth Medical
              Center Issue, Series C, 6.250%, 7/01/16
              (Pre-refunded to 7/01/04) - CAP GTY/FSA

             New Jersey Health Care Facilities Financing
             Authority, Bayonne Hospital Obligated Group
             Revenue Bonds, Series 1994:
          35   6.400%, 7/01/07 (Pre-refunded to 7/01/04) - FSA   7/04 at 102.00       AAA          38,141
              Insured
          25   6.250%, 7/01/12 (Pre-refunded to 7/01/04) - FSA   7/04 at 102.00       AAA          27,194
              Insured

         625 New Jersey Economic Development Authority,          5/05 at 102.00       AAA         703,856
              Insured Revenue Bonds, Educational Testing
              Service Issue, Series 1995B, 6.125%, 5/15/15
              (Pre-refunded to 5/15/05) - MBIA Insured

         650 New Jersey Economic Development Authority, Market   7/04 at 102.00       AAA         703,976
              Transition Facility Senior Lien Revenue Bonds,
              Series 1994A, 5.875%, 7/01/11 (Pre-refunded to
              7/01/04) - MBIA Insured

         200 New Jersey Wastewater Treatment Trust, Wastewater   4/04 at 102.00    Aa1***         215,718
              Treatment Bonds, Series 1994A, 6.500%, 4/01/14
              (Pre-refunded to 4/01/04)

       2,000 Commonwealth of Puerto Rico, Public Improvement     7/05 at 101.50       AAA       2,240,380
              Refunding Bonds of 1995, General Obligation
              Bonds, 5.750%, 7/01/24 (Pre-refunded to 7/01/05)
              - MBIA Insured

       3,900 Puerto Rico Infrastructure Financing Authority,    10/10 at 101.00       AAA       4,215,627
              Special Obligation Bonds, 2000 Series A,
              5.375%, 10/01/24

       1,100 Sparta Township School District, New Jersey,        9/06 at 100.00       AAA       1,256,519
              General Obligation Bonds - Unlimited Tax,
              5.800%, 9/01/18 (Pre-refunded to 9/01/06) - MBIA
              Insured

          75 Wanaque Valley Regional Sewerage Authority,         9/03 at 102.00   Baa1***          78,387
              Passaic County, New Jersey, Sewer Revenue Bonds,
              1993 Series A, 6.125%, 9/01/22 (Pre-refunded to
              9/01/03)
---------------------------------------------------------------------------------------------------------
             Utilities - 3.7%

         950 Pollution Control Financing Authority of Camden     6/03 at 101.00        B2         917,976
              County, New Jersey, Solid Waste Disposal and
              Resource Recovery System Revenue Bonds, Series
              1991 D, 7.250%, 12/01/10

       2,500 New Jersey Economic Development Authority,            No Opt. Call      Baa1       2,473,575
              Pollution Control Revenue Refunding Bonds, PSEG
              Power LLC Project, Series 2001A, 5.000%, 3/01/12

         300 Port Authority of New York and New Jersey,            No Opt. Call       N/R         318,171
              Special Project Bonds, Series 4, KIAC Partners
              Project, 7.000%, 10/01/07 (Alternative Minimum
              Tax)

         790 Puerto Rico Electric Power Authority, Power           No Opt. Call        A-         940,565
              Revenue Bonds, Series S, 7.000%, 7/01/07

       1,500 Puerto Rico Electric Power Authority, Power         7/05 at 100.00        A-       1,576,680
              Revenue Refunding Bonds, Series Z, 5.250%,
              7/01/21
---------------------------------------------------------------------------------------------------------
             Water and Sewer - 2.3%

       1,000 New Jersey Economic Development Authority, Water    7/08 at 102.00       AAA       1,027,190
              Facilities Revenue Bonds, New Jersey-American
              Water Company, Inc. Project, Series 1998A,
              5.250%, 7/01/38 (Alternative Minimum Tax) - FGIC
              Insured

       2,675 North Hudson Sewerage Authority, New Jersey,        8/06 at 101.00       AAA       2,757,706
              Sewer Revenue Bonds, Series 1996, 5.125%,
              8/01/22 - FGIC Insured
---------------------------------------------------------------------------------------------------------
    $152,640 Total Long-Term Investments (cost $151,318,452) -                                160,405,235
              95.9%
---------------------------------------------------------------------------------------------------------

----
26

   Principal                                                    Optional Call                    Market
Amount (000) Description                                          Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------
             Short-Term Investments - 1.4%

    $  2,300 Camden County Improvement Authority, New Jersey,                      A-1+ $     2,300,000
              Variable Rate Demand Senior Redevelopment
              Revenue Bonds, Harvest Village Project, Series
              1999A, 1.050%, 7/01/29+
-------------------------------------------------------------------------------------------------------
    $  2,300 Total Short-Term Investments (cost $2,300,000)                                   2,300,000
-------------------------------------------------------------------------------------------------------
------------                                                          -
             Other Assets Less Liabilities - 2.7%                                             4,522,876

             -----------------------------------------------------------------------------------------
             Net Assets - 100%                                                          $   167,228,111

             -----------------------------------------------------------------------------------------

            * Optional Call Provisions (not covered by the report of
              independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
         (WI)  Security purchased on a when-issued basis.
            + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                See accompanying notes to financial statements.

----
27

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND
February 28, 2003

   Principal                                                                               Optional Call               Market
Amount (000) Description                                                                     Provisions* Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------
             Basic Materials - 0.5%

    $    700 Essex County Industrial Development Agency, New York, Environmental         11/09 at 101.00       BBB $  731,878
              Improvement Revenue Bonds, 1999 Series A, International Paper Company
              Projects, 6.450%, 11/15/23 (Alternative Minimum Tax)

         750 Jefferson County Industrial Development Agency, New York, Solid Waste        5/03 at 102.00       BBB    766,650
              Disposal Revenue Bonds, Champion International Corporation Project,
              Multi-Modal Interchangeable, Series 1990, 7.200%, 12/01/20 (Alternative
              Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.8%

       1,500 Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds,   5/12 at 100.00        A1  1,486,590
              Series 2002 Refunding, 5.375%, 5/15/33

       1,325 Erie Tobacco Asset Securitization Corporation, Erie County, New York,        7/10 at 101.00        A1  1,385,645
              Tobacco Settlement Asset- Backed Bonds, Senior Series 2000, 6.000%,
              7/15/20

             Monroe Tobacco Asset Securitization Corporation, New York, Tobacco
             Settlement Asset-Backed Bonds, Series 2000:
         250  6.000%, 6/01/15                                                             6/10 at 101.00        A1    260,625
       1,165  6.150%, 6/01/25                                                             6/10 at 101.00        A1  1,187,123

       2,080 New York Counties Tobacco Trust I, New York, Tobacco Settlement              6/10 at 101.00        A1  2,138,698
              Pass-Through Bonds, Series 2000, 5.800%, 6/01/23

       1,455 New York Counties Tobacco Trust II, New York, Tobacco Settlement             6/11 at 101.00        A1  1,433,277
              Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

       1,500 Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement   7/09 at 101.00        A2  1,552,650
              Asset-Backed Bonds, Series A, 6.500%, 7/15/27

         815 Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco       6/12 at 100.00        A1    797,575
              Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25

       2,750 TSASC, Inc., New York, Tobacco Flexible Amortization Bonds, Tobacco          7/09 at 101.00       Aa1  2,810,830
              Flexible Asset-Backed Bonds, Series 1999-1, 6.250%, 7/15/27

       2,500 Westchester Tobacco Asset Securitization Corporation, New York, Tobacco      7/10 at 101.00        A1  2,641,250
              Settlement Asset-Backed Bonds, Series 1999, 6.750%, 7/15/29
-----------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.3%

       2,000 City of Albany Industrial Development Agency, New York, Civic Facility      10/10 at 100.00        AA  2,146,540
              Revenue Bonds, Albany Law School of Union University Project, Series
              2000A, 5.750%, 10/01/30 - RAAI Insured

       1,750 Town of Brookhaven Industrial Development Agency, New York, 1993 Civic       3/03 at 102.00      BBB-  1,752,083
              Facility Revenue Bonds, Dowling College/National Aviation and
              Transportation Center Civic Facility, 6.750%, 3/01/23

       1,000 Cattaraugus County Industrial Development Agency, New York, Civic Facility   7/10 at 102.00      Baa1  1,077,800
              Revenue Bonds, Jamestown Community College Issue, Series 2000A, 6.500%,
              7/01/30

       2,470 Dutchess County Industrial Development Agency, New York, Civic Facility     11/03 at 102.00        A3  2,605,628
              Revenue Bonds, Bard College Project, Series 1992, 7.000%, 11/01/17

         700 Trust for Cultural Resources for the City of New York, New York, Revenue     7/10 at 101.00         A    771,183
              Bonds, Series 2000, Museum of American Folk Art, 6.000%, 7/01/22 - ACA
              Insured

       1,000 Trust for Cultural Resources of the City of New York, New York, Revenue      7/12 at 100.00       AAA  1,032,920
              Bonds, Series 2001D, Museum of Modern Art, 5.125%, 7/01/31 - AMBAC Insured

       1,750 New York City Industrial Development Agency, New York, Civic Facility        7/12 at 100.00        A1  1,780,643
              Revenue Bonds, American Council of Learned Societies Project, Series
              2002, 5.250%, 7/01/27

             New York City Industrial Development Agency, New York, Civic Facility
             Revenue Bonds, College of New Rochelle Project, Series 1995:
       1,000  6.200%, 9/01/10                                                             9/05 at 102.00      Baa2  1,068,180
       1,000  6.300%, 9/01/15                                                             9/05 at 102.00      Baa2  1,051,080

         750 Dormitory Authority of the State of New York, City University System           No Opt. Call        A3    910,673
              Consolidated Second General Resolution Revenue Bonds, Series 1990C,
              7.500%, 7/01/10

       1,500 Dormitory Authority of the State of New York, City University System           No Opt. Call       AA-  1,716,960
              Consolidated Second General Resolution Revenue Bonds, Series 1993A,
              5.750%, 7/01/07

----
28

   Principal                                                                               Optional Call               Market
Amount (000) Description                                                                     Provisions* Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

    $  1,000 Dormitory Authority of the State of New York, State University Educational   5/14 at 100.00       AA- $1,103,610
              Facilities Revenue Bonds, Series 1993B, 5.250%, 5/15/19

         500 Dormitory Authority of the State of New York, Upstate Community Colleges     7/10 at 101.00       AAA    557,415
              Revenue Bonds, Series 2000A, 5.750%, 7/01/29 - FSA Insured

       1,750 Dormitory Authority of the State of New York, University of Rochester        7/09 at 101.00        A+  1,860,198
              Revenue Bonds, Series 1999B, 5.625%, 7/01/24

       1,250 Dormitory Authority of the State of New York, Pratt Institute Revenue        7/09 at 102.00        AA  1,376,688
              Bonds, Series 1999, 6.000%, 7/01/24 - RAAI Insured

       2,700 Dormitory Authority of the State of New York, Marymount Manhattan College    7/09 at 101.00        AA  2,996,460
              Insured Revenue Bonds, Series 1999, 6.250%, 7/01/29 - RAAI Insured

         685 Dormitory Authority of the State of New York, D'Youville College Insured     7/11 at 102.00        AA    730,279
              Revenue Bonds, Series 2001, 5.250%, 7/01/20 - RAAI Insured

       3,000 Industrial Development Agency of Niagara County, New York, Civic Facility   11/11 at 101.00        AA  3,282,360
              Revenue Bonds, Niagara University Project, Series 2001A, 5.500%, 11/01/16
              - RAAI Insured

       3,515 Suffolk County Industrial Development Agency, New York, Civic Facility       6/04 at 102.00      BBB-  3,490,782
              Revenue Bonds, Dowling College Civic Facility, Series 1994, 6.625%,
              6/01/24

       1,000 Suffolk County Industrial Development Agency, New York, Civic Facility      12/06 at 102.00      BBB-  1,002,930
              Revenue Refunding Bonds, Dowling College Civic Facility, Series 1996,
              6.700%, 12/01/20

             City of Utica Industrial Development Agency, New York, Civic Facility
             Revenue Bonds, Utica College Project, Series 1998A:
         560  5.300%, 8/01/08                                                               No Opt. Call       N/R    567,213
       1,000  5.750%, 8/01/28                                                             8/08 at 102.00       N/R    945,780
-----------------------------------------------------------------------------------------------------------------------------
             Healthcare - 11.3%

       1,500 New York City Health and Hospitals Corporation, New York, Health System      2/13 at 100.00       AAA  1,586,415
              Revenue Bonds, Series 2003A, 5.250%, 2/15/22 - AMBAC Insured

       1,000 New York City Industrial Development Agency, New York, Civic Facility        7/12 at 101.00      BBB-  1,044,700
              Revenue Bonds, Staten Island University Hospital Project, Series 2002C,
              6.450%, 7/01/32

         745 New York City Industrial Development Agency, New York, Civic Facility        7/12 at 100.00      Baa3    769,794
              Revenue Bonds, Staten Island University Hospital Project, Series 2001B,
              6.375%, 7/01/31

       3,300 Dormitory Authority of the State of New York, Menorah Campus, Inc.,          2/07 at 102.00       AAA  3,599,706
              FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1997, 5.950%,
              2/01/17

         820 Dormitory Authority of the State of New York, NYACK Hospital Revenue         7/06 at 102.00       Ba3    767,110
              Bonds, Series 1996, 6.000%, 7/01/06

       2,250 Dormitory Authority of the State of New York, Rosalind and Joseph Gurwin     2/07 at 102.00       AAA  2,374,335
              Jewish Geriatric Center of Long Island, Inc., FHA-Insured Mortgage
              Nursing Home Revenue Bonds, Series 1997, 5.700%, 2/01/37 - AMBAC Insured

       1,650 Dormitory Authority of the State of New York, Mount Sinai NYU Health         7/10 at 101.00      BBB-  1,748,290
              Obligated Group Revenue Bonds, Series 2000A, 6.500%, 7/01/25

       3,000 Dormitory Authority of the State of New York, Catholic Health Services of    7/10 at 101.00        A3  3,314,760
              Long Island Revenue Bonds, Series 2000A, St. Catherine of Sienna Medical
              Center, 6.500%, 7/01/20

       2,900 Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill      7/11 at 101.00        A3  2,982,969
              Hospital Obligated Group, Series 2001, 5.500%, 7/01/30

         540 New York State Medical Care Facilities Finance Agency, Hospital and          8/03 at 101.00       AAA    560,277
              Nursing Home FHA-Insured Mortgage Revenue Bonds, 1992 Series B, 6.200%,
              8/15/22

       5,000 New York State Medical Care Facilities Finance Agency, Hospital Insured      2/04 at 102.00       AAA  5,248,900
              Mortgage Revenue Bonds, 1994 Series A Refunding, 5.375%, 2/15/25 - MBIA
              Insured

         305 New York State Medical Care Facilities Finance Agency, Hospital and          8/03 at 100.00        AA    306,519
              Nursing Home Insured Mortgage Revenue Bonds, 1989 Series B, 7.350%,
              2/15/29

----
29

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                               Optional Call               Market
Amount (000) Description                                                                     Provisions* Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

    $  1,000 New York State Medical Care Facilities Finance Agency, FHA-Insured           2/05 at 102.00        AA $1,098,820
              Mortgage Project Revenue Bonds, 1995 Series B, 6.100%, 2/15/15

         960 New York State Medical Care Facilities Finance Agency, Health Center        11/05 at 102.00       Aa1  1,034,611
              Project Revenue Bonds, Secured Mortgage Program Bonds, Series 1995A,
              6.375%, 11/15/19

       1,020 New York State Medical Care Facilities Finance Agency, Hospital and          2/04 at 102.00        AA  1,083,913
              Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.200%,
              2/15/21

         280 New York State Medical Care Facilities Finance Agency, Hospital and          8/03 at 100.00        AA    292,544
              Nursing Home Insured Mortgage Revenue Bonds, 1991 Series A, 7.450%,
              8/15/31

       2,350 Dormitory Authority of the State of New York, Revenue Bonds, Mount Sinai     2/05 at 100.00      BBB-  2,417,257
              NYU Health Obligated Group, Series 2002C, 6.000%, 7/01/26

       1,915 Newark-Wayne Community Hospital, Inc., New York, Hospital Revenue            9/03 at 102.00       N/R  1,879,649
              Improvement and Refunding Bonds, Series 1993A, 7.600%, 9/01/15

             Suffolk County Industrial Development Agency, New York, Civic Facility
             Revenue Bonds, Huntington Hospital Project Bonds, Series 2002C:
         850  6.000%, 11/01/22                                                           11/12 at 100.00      Baa1    896,155
       1,220  5.875%, 11/01/32                                                           11/12 at 100.00      Baa1  1,259,406

       2,000 New York City Industrial Development Agency, New York, Civic Facility        6/03 at 102.00       BBB  2,018,120
              Revenue Bonds, 1992 Jewish Board of Family and Children's Services, Inc.
              Project, 6.750%, 12/15/12

       1,000 City of Yonkers Industrial Development Authority, New York, Civic Facility   7/11 at 101.00        BB  1,010,590
              Revenue Bonds, St. John's Riverside Hospital Project, Series 2001A,
              7.125%, 7/01/31
-----------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 7.1%

         335 East Syracuse Housing Authority, New York, Mortgage Revenue Refunding        4/10 at 102.00       AAA    372,822
              Bonds, Series 2001A, FHA-Insured Mortgage Loan, Bennett Manor Section 8
              Assisted Project, 6.700%, 4/01/21

       2,000 New York City Housing Development Corporation, New York, Multifamily         4/03 at 102.00       AAA  2,042,920
              Mortgage Revenue Bonds, FHA-Insured Mortgage Loan, 1993 Series A, 6.550%,
              10/01/15

             New York City Housing Development Corporation, New York, Multifamily
             Housing Revenue Bonds, Series 2001A:
       2,000  5.500%, 11/01/31                                                            5/11 at 101.00        AA  2,089,940
       2,000  5.600%, 11/01/42                                                            5/11 at 101.00        AA  2,092,840

       2,000 New York City Housing Development Corporation, New York, Multifamily        11/11 at 100.00        AA  2,042,620
              Housing Revenue Bonds, Series 2001C2, 5.400%, 11/01/33 (Alternative
              Minimum Tax)

             New York City Housing Development Corporation, New York, Multifamily
             Housing Revenue Bonds, Series 2002A:
         910  5.375%, 11/01/23 (Alternative Minimum Tax)                                  5/12 at 100.00        AA    944,298
         450  5.500%, 11/01/34 (Alternative Minimum Tax)                                  5/12 at 100.00        AA    464,688

       2,240 New York State Housing Finance Agency, Housing Project Mortgage Revenue      5/06 at 102.00       AAA  2,465,658
              Bonds, 1996 Series A Refunding, 6.125%, 11/01/20 - FSA Insured

             New York State Housing Finance Agency, Insured Multifamily Mortgage
             Housing Revenue Bonds, 1992 Series A:
       1,530  6.950%, 8/15/12                                                             8/03 at 101.00        AA  1,563,691
         480  7.000%, 8/15/22                                                             8/03 at 101.00        AA    490,382

       1,000 New York State Housing Finance Agency, Multifamily Housing Revenue Bonds,    2/04 at 102.00       Aa1  1,037,280
              Secured Mortgage Program, 1994 Series C, 6.450%, 8/15/14

       1,000 New York State Housing Finance Agency, Multifamily Housing Revenue Bonds,    8/11 at 101.00       Aa1  1,052,450
              Secured Mortgage Program, 2001 Series B, 5.625%, 8/15/33 (Alternative
              Minimum Tax)

       1,000 New York State Housing Finance Agency, Multifamily Housing Revenue Bonds,    8/11 at 100.00       Aa1  1,051,470
              Secured Mortgage Program, 2001 Series F, 5.700%, 8/15/32 (Alternative
              Minimum Tax)

       1,000 New York State Housing Finance Agency, Multifamily Housing Revenue Bonds,    8/11 at 100.00       Aa1  1,031,350
              Secured Mortgage Program, 2001 Series G, 5.400%, 8/15/33

----
30

   Principal                                                                               Optional Call               Market
Amount (000) Description                                                                     Provisions* Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily (continued)

    $  1,295 Tonawanda Housing Authority, New York, Housing Revenue Bonds, Kibler         9/09 at 103.00       N/R $1,307,963
              Senior Housing, L.P. Project, Series 1999B, 7.750%, 9/01/31

       3,030 County of Westchester Industrial Development Agency, New York, Civic         8/11 at 102.00       Aaa  3,156,745
              Facility Revenue Bonds, Series 2001A, GNMA Collateralized Mortgage Loan,
              Living Independently for the Elderly Inc. Project, 5.400%, 8/20/32
-----------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.2%

       2,000 State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,        10/09 at 100.00       Aa1  2,078,280
              Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)

       1,470 State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,         4/10 at 100.00       Aa1  1,562,507
              Series 95, 5.625%, 4/01/22

         280 State of New York Mortgage Agency, Mortgage Revenue Bonds, Twenty-Ninth     10/10 at 100.00       Aaa    289,008
              Series, 5.450%, 4/01/31 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.6%

       1,320 Village of East Rochester Housing Authority, New York, Revenue Refunding    12/11 at 101.00       Aaa  1,375,004
              Bonds, GNMA Security - Genesee Valley Presbyterian Nursing Center
              Project, Series 2001, 5.200%, 12/20/24

         965 Nassau County Industrial Development Agency, New York, Civic Facility        7/11 at 101.00       N/R    975,422
              Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001-B1,
              7.250%, 7/01/16

       1,335 New York City Industrial Development Agency, New York, Civic Facility        7/10 at 102.00       N/R  1,413,071
              Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000,
              8.125%, 7/01/19

       2,000 Dormitory Authority of the State of New York, Bishop Henry R. Hucles         7/06 at 102.00       Aa1  2,082,600
              Nursing Home, Inc., Revenue Bonds, Series 1996, 6.000%, 7/01/24

       2,185 Dormitory Authority of the State of New York, W.K. Nursing Home              8/06 at 102.00       AAA  2,369,567
              Corporation, FHA-Insured Mortgage Revenue Bonds, Series 1996, 5.950%,
              2/01/16

       1,000 Dormitory Authority of the State of New York, Miriam Osborn Memorial Home    7/10 at 102.00         A  1,098,440
              Association Revenue Bonds, Series 2000B, 6.375%, 7/01/29 - ACA Insured

       1,500 Dormitory Authority of the State of New York, Concord Nursing Home, Inc.     7/10 at 101.00        A1  1,642,800
              Revenue Bonds, Series 2000, 6.500%, 7/01/29

         300 Dormitory Authority of the State of New York, Augustana Lutheran Home for    2/12 at 101.00       AAA    314,334
              the Aged Inc., FHA-Insured Mortgage Nursing Home Revenue Bonds, Series
              2001, 5.400%, 2/01/31 - MBIA Insured

       1,520 Dormitory Authority of the State of New York, Shorefront Jewish Geriatric    2/13 at 102.00       AAA  1,543,849
              Center Inc., FHA-Insured Mortgage Nursing Home Revenue Bonds, Series
              2002, 5.200%, 2/01/32

         250 Suffolk County Industrial Development Agency, New York, Civic Facility       7/11 at 101.00       N/R    252,700
              Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001-C1,
              7.250%, 7/01/16

       5,000 Syracuse Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds,    2/08 at 102.00       AAA  5,350,650
              Loretto Rest Residential Health Care Facility Project, Series 1997A,
              5.800%, 8/01/37
-----------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 2.7%

             City of New York, New York, General Obligation Bonds, Fiscal 1996 Series G:
       2,000  5.750%, 2/01/17                                                             2/06 at 101.50         A  2,121,040
       2,500  5.750%, 2/01/20                                                             2/06 at 101.50         A  2,596,275

       1,750 City of New York, New York, General Obligation Bonds, Fiscal 1997 Series    11/06 at 101.50         A  1,876,858
              D, 5.875%, 11/01/11

         435 City of New York, New York, General Obligation Bonds, Fiscal 1992 Series     8/03 at 100.75         A    440,472
              B, 7.500%, 2/01/06

         950 Northern Mariana Islands Commonwealth, General Obligation Bonds, Series      6/10 at 100.00         A  1,012,206
              2000A, 6.000%, 6/01/20 - ACA Insured

             South Orangetown Central School District, Rockland County, New York,
             General Obligation Serial Bonds, Series 1990:
         390  6.875%, 10/01/08                                                              No Opt. Call        A2    473,405
         390  6.875%, 10/01/09                                                              No Opt. Call        A2    477,360

----
31

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                               Optional Call               Market
Amount (000) Description                                                                     Provisions* Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.9%

    $    300 Albany Housing Authority, New York, Limited Obligation Bonds, Series 1995,  10/05 at 102.00        A3 $  327,795
              5.850%, 10/01/07

       1,500 Albany Parking Authority, New York, Parking Revenue Bonds, Series 1992A        No Opt. Call      Baa1    742,995
              Refunding, 0.000%, 11/01/17

             Canton Human Services Initiative Inc., New York, Facility Revenue Bonds,
             Series 2001:
       1,000  5.700%, 9/01/24                                                             9/11 at 102.00      Baa2  1,039,840
       1,260  5.750%, 9/01/32                                                             9/11 at 102.00      Baa2  1,302,664

       2,500 New York Housing Corporation, Senior Revenue Refunding Bonds, Series 1993,  11/03 at 102.00       AAA  2,609,125
              5.000%, 11/01/13

             Metropolitan Transportation Authority, New York, State Service Contract
             Refunding Bonds, Series 2002A:
       1,825  5.750%, 7/01/18                                                               No Opt. Call       AA-  2,132,239
       4,400  5.125%, 1/01/29                                                             7/12 at 100.00       AA-  4,494,732

             Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds,
             Series 2002A:
       4,400  5.250%, 11/15/25 - FSA Insured                                             11/12 at 100.00       AAA  4,626,996
       2,000  5.000%, 11/15/30                                                           11/12 at 100.00       AA-  2,017,480

       1,680 Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds,       1/13 at 102.00      BBB+  1,648,063
              Series 2003, 5.500%, 1/01/34

       1,000 Nassau County Interim Finance Authority, New York, Sales Tax Secure Bonds,  11/10 at 100.00       AAA  1,145,590
              Series 2000A, 5.750%, 11/15/16 - MBIA Insured

       1,700 New York City Transit Authority, Metropolitan Transportation Authority,      1/10 at 101.00       AAA  1,925,454
              Triborough Bridge and Tunnel Authority, New York, Certificates of
              Participation, Series 2000A, 5.875%, 1/01/30 - AMBAC Insured

       1,915 New York City Transitional Finance Authority, New York, Future Tax Secured   5/10 at 101.00       Aa3  2,743,199
              Bonds, Residual Interest Certificates, Series 319, 14.970%, 11/01/17 (IF)

         220 Dormitory Authority of the State of New York, Judicial Facilities Lease      4/03 at 114.14      Baa1    252,536
              Revenue Bonds, Suffolk County Issue, Series 1991A, 9.500%, 4/15/14

       1,000 Dormitory Authority of the State of New York, Department of Education of     7/04 at 102.00       AA-  1,077,310
              the State of New York Revenue Bonds, Series 1994A, 6.250%, 7/01/24

       2,900 Dormitory Authority of the State of New York, Department of Health of the    7/04 at 102.00       AA-  3,042,390
              State of New York Revenue Bonds, Series 1994, 5.500%, 7/01/23

       1,000 Dormitory Authority of the State of New York, Mental Health Services         2/07 at 102.00       AAA  1,114,470
              Facilities Improvement Revenue Bonds, Series 1997A, 5.750%, 8/15/22 -
              MBIA Insured

       2,485 Dormitory Authority of the State of New York, Mental Health Services         2/07 at 102.00       AA-  2,624,756
              Facilities Improvement Revenue Bonds, Series 1997B, 5.625%, 2/15/21

       1,545 New York State Environmental Facilities Corporation, State Park              3/03 at 101.00       AA-  1,563,555
              Infrastructure Special Obligation Bonds, Series 1993A, 5.750%, 3/15/13

       1,000 New York State Housing Finance Agency, New York City Health Facilities       5/06 at 101.50         A  1,105,900
              Revenue Bonds, 1996 Series A Refunding, 6.000%, 11/01/08

       2,520 New York State Housing Finance Agency, Service Contract Obligation Revenue   9/03 at 102.00        A3  2,592,702
              Bonds, 1993 Series C Refunding, 5.875%, 9/15/14

         215 New York State Housing Finance Agency, Service Contract Obligation Revenue   9/05 at 102.00       AA-    242,217
              Bonds, 1995 Series A, 6.375%, 9/15/15

         160 State of New York Municipal Bond Bank Agency, Special Program Revenue        3/03 at 101.00      BBB+    165,456
              Bonds, City of Buffalo Issue, 1991 Series A, 6.875%, 3/15/06

          15 New York State Medical Care Facilities Finance Agency, Mental Health         8/04 at 102.00       AA-     16,287
              Services Facilities Improvement Revenue Bonds, 1994 Series E, 6.500%,
              8/15/24

       1,200 Dormitory Authority of the State of New York, State Personal Income Tax      3/13 at 100.00        AA  1,280,592
              Revenue Bonds, Series 2003A, 5.375%, 3/15/22

       3,335 New York State Thruway Authority, Highway and Bridge Trust Fund, Residual    4/10 at 101.00       Aaa  4,664,464
              Interest Certificates, Series 368, 14.580%, 4/01/16 - FGIC Insured (IF)

       3,000 New York State Thruway Authority, Local Highway and Bridge Service           4/11 at 100.00       AA-  3,234,360
              Contract Bonds, Series 2001, 5.250%, 4/01/17

----
32

   Principal                                                                               Optional Call               Market
Amount (000) Description                                                                     Provisions* Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

    $  5,500 New York State Urban Development Corporation, Correctional Facilities,       1/04 at 102.00       AA- $5,674,570
              5.250%, 1/01/21

       1,000 New York State Urban Development Corporation, Onondaga County Convention     1/06 at 102.00       AA-  1,110,800
              Center Project Revenue Bonds, Refunding Series 1995, 6.250%, 1/01/20

             New York State Urban Development Corporation, State Personal Income Tax
             Revenue Bonds, Series 2002A, State Facilities and Equipment:
       1,500  5.375%, 3/15/18                                                             3/12 at 100.00        AA  1,639,170
       3,500  5.125%, 3/15/27                                                             3/12 at 100.00        AA  3,594,220

       2,000 New York State Urban Development Corporation, State Personal Income Tax      3/13 at 100.00        AA  2,019,620
              Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.000%,
              3/15/33

       3,500 New York State Urban Development Corporation, Correctional and Youth           No Opt. Call       AA-  3,871,280
              Facilities Service Contract Revenue Bonds, Series 2002A, 5.500%, 1/01/17
              (Mandatory put 1/01/11)

       2,000 Niagara Falls City School District, New York, Certificates of                6/08 at 101.00       AAA  2,121,980
              Participation, High School Facility, Series 1998, 5.375%, 6/15/28 - MBIA
              Insured

       1,420 Niagara Falls City School District, New York, Certificates of                6/09 at 101.00      BBB-  1,543,199
              Participation, High School Facility, Series 2000, 6.625%, 6/15/28

       1,000 Puerto Rico Highway and Transportation Authority, Transportation Revenue     7/10 at 101.00       AAA  1,120,170
              Bonds, Series B, 5.750%, 7/01/19 - MBIA Insured

       2,000 34th Street Partnership, Inc., 34th Street Business Improvement District,    7/03 at 102.00        A1  2,046,560
              New York, Capital Improvement Bonds, Series 1993, 5.500%, 1/01/23

         500 Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds,     No Opt. Call       AA-    594,870
              Series E, 7.250%, 1/01/10

       1,250 Virgin Islands Public Finance Authority, Revenue Bonds, Virgin Islands      10/10 at 101.00      BBB-  1,388,725
              Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24

       1,960 City of Yonkers Industrial Development Agency, New York, Civic Facility      2/11 at 100.00      BBB-  2,097,396
              Revenue Bonds, Community Development Properties, Yonkers, Inc. Project,
              Series 2001A, 6.625%, 2/01/26
-----------------------------------------------------------------------------------------------------------------------------
             Transportation - 5.1%

             Metropolitan Transportation Authority, New York, Transportation Revenue
             Bonds, Series 2002A Refunding:
       1,500  5.500%, 11/15/19 - AMBAC Insured                                           11/12 at 100.00       AAA  1,662,330
       1,000  5.125%, 11/15/22 - FGIC Insured                                            11/12 at 100.00       AAA  1,049,080

         500 New York City Industrial Development Agency, New York, Special Facility     12/08 at 102.00      BBB-    305,565
              Revenue Bonds, Series 1998, 1998 British Airways PLC Project, 5.250%,
              12/01/32 (Alternative Minimum Tax)

       1,000 Niagara Frontier Transportation Authority, New York, Buffalo/Niagara         4/09 at 101.00       AAA  1,058,990
              International Airport Revenue Bonds, Series 1999A, 5.625%, 4/01/29
              (Alternative Minimum Tax) - MBIA Insured

       1,500 Port Authority of New York and New Jersey, Special Project Bonds, Series    12/07 at 100.00       AAA  1,607,850
              6, JFK International Air Terminal, LLC Project, 5.750%, 12/01/25
              (Alternative Minimum Tax) - MBIA Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue Bonds, 1996 Series   6/06 at 102.00        B-     58,750
              A, American Airlines, Inc. Project, 6.250%, 6/01/26 (Alternative Minimum
              Tax)

       1,500 Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue    1/12 at 100.00       AA-  1,572,525
              Bonds, Series 2001A, 5.000%, 1/01/19

       5,000 Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds,    11/12 at 100.00       AA-  6,139,300
              ROLS II-R 194, 17.860%, 11/15/19 (IF)

             Triborough Bridge and Tunnel Authority, New York, Subordinate Revenue
             Refunding Bonds, Series 2002E:
         780  5.500%, 11/15/20 - MBIA Insured                                               No Opt. Call       AAA    899,909
       2,300  5.250%, 11/15/22 - MBIA Insured                                            11/12 at 100.00       AAA  2,446,487
-----------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 10.2%

       2,000 Metropolitan Transportation Authority, New York, Commuter Facilities         7/07 at 102.00       AAA  2,127,700
              Revenue Bonds, Series 1997B, 5.000%, 7/01/20 - AMBAC Insured

----
33

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                                               Optional Call               Market
Amount (000) Description                                                                     Provisions* Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

             Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds,
             Series 1999A:
    $  1,000  5.250%, 4/01/23 (Pre-refunded to 10/01/14) - FSA Insured                   10/14 at 100.00       AAA $1,155,730
       2,000  5.000%, 4/01/29 (Pre-refunded to 10/01/14) - FSA Insured                   10/14 at 100.00       AAA  2,264,400

       1,500 Dormitory Authority of the State of New York, Department of Health of the    7/05 at 102.00       AAA  1,719,330
              State of New York Revenue Bonds, Series 1995, Roswell Park Cancer Center,
              6.625%, 7/01/24 (Pre-refunded to 7/01/05)

          15 Dormitory Authority of the State of New York, Mental Health Services         2/07 at 102.00    AA-***     17,437
              Facilities Improvement Revenue Bonds, Series 1997B, 5.625%, 2/15/21
              (Pre-refunded to 2/15/07)

             Dormitory Authority of the State of New York, State University Educational
             Facilities Revenue Bonds, RITES Trust PA-781R, Series A-D:
         835  15.220%, 5/15/14 (Pre-refunded to 5/15/10) - FSA Insured (IF)               5/10 at 101.00       AAA  1,306,858
         500  15.220%, 5/15/16 (Pre-refunded to 5/15/10) - FSA Insured (IF)               5/10 at 101.00       AAA    782,550
       1,335  15.220%, 5/15/16 (Pre-refunded to 5/15/10) - FSA Insured (IF)               5/10 at 101.00       AAA  2,087,299
         670  15.220%, 5/15/17 (Pre-refunded to 5/15/10) - FSA Insured (IF)               5/10 at 101.00       AAA  1,048,617

         200 New York State Housing Finance Agency, State University Construction           No Opt. Call       AAA    258,390
              Bonds, 1986 Series A, 8.000%, 5/01/11

         470 New York State Housing Finance Agency, Service Contract Obligation Revenue   9/03 at 102.00       AAA    491,644
              Bonds, 1993 Series C Refunding, 5.875%, 9/15/14 (Pre-refunded to 9/15/03)

       1,785 New York State Housing Finance Agency, Service Contract Obligation Revenue   9/07 at 100.00       AAA  2,124,525
              Bonds, 1995 Series A, 6.375%, 9/15/15 (Pre-refunded to 9/15/07)

       1,000 New York State Medical Care Facilities Finance Agency, New York Hospital     2/05 at 102.00       AAA  1,129,270
              FHA-Insured Mortgage Revenue Bonds, Series 1994A, 6.800%, 8/15/24
              (Pre-refunded to 2/15/05) - AMBAC Insured

       2,700 New York State Medical Care Facilities Finance Agency, Brookdale Hospital    2/05 at 102.00       AAA  3,050,163
              Medical Center Secured Hospital Revenue Bonds, 1995 Series A, 6.800%,
              8/15/12 (Pre-refunded to 2/15/05)

       1,480 New York State Medical Care Facilities Finance Agency, Hospital and          2/04 at 102.00     AA***  1,581,972
              Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.200%,
              2/15/21 (Pre-refunded to 2/15/04)

       5,745 New York State Thruway Authority, Local Highway and Bridge Service             No Opt. Call       AAA  8,949,848
              Contract Bonds, Series 2000, Drivers Series 145, 19.620%, 10/01/08 -
              AMBAC Insured (IF)

       3,000 Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue    1/22 at 100.00       AAA  3,426,990
              Bonds, Series 1999B, 5.500%, 1/01/30 (Pre-refunded to 1/01/22)
-----------------------------------------------------------------------------------------------------------------------------
             Utilities - 10.8%

             Long Island Power Authority, New York, Electric System General Revenue
             Bonds, Series 1998A:
       3,000  5.125%, 12/01/22 - FSA Insured                                              6/08 at 101.00       AAA  3,102,630
       1,000  5.250%, 12/01/26                                                            6/08 at 101.00        A-  1,014,680
       1,000  5.250%, 12/01/26 - AMBAC Insured                                            6/08 at 101.00       AAA  1,040,850
       1,500  5.250%, 12/01/26 - MBIA Insured                                             6/08 at 101.00       AAA  1,561,275
       4,455  5.500%, 12/01/29                                                            6/03 at 101.00        A-  4,541,026

       2,350 Long Island Power Authority, New York, Electric System General Revenue         No Opt. Call       AAA  1,067,488
              Bonds, Series 2000A, 0.000%, 6/01/20 - FSA Insured

       2,000 Long Island Power Authority, New York, Electric System General Revenue       9/11 at 100.00        A-  2,052,140
              Bonds, Series 2001A, 5.375%, 9/01/25

       1,000 Long Island Power Authority, New York, Electric System General Revenue       5/11 at 100.00        A-  1,025,850
              Bonds, 2000 Series L, 5.375%, 5/01/33

       4,950 New York City Industrial Development Agency, New York, Industrial           10/08 at 102.00      BBB-  4,732,596
              Development Revenue Bonds, Brooklyn Navy Yard Cogeneration Partners, L.P.
              Project, Series 1997, 5.750%, 10/01/36 (Alternative Minimum Tax)

         285 New York State Energy Research and Development Authority, Electric           3/03 at 102.00         A    291,826
              Facilities Revenue Bonds, Long Island Lighting Company Project, 1992
              Series D, 6.900%, 8/01/22 (Alternative Minimum Tax) (Pre- refunded to
              3/31/03)

       2,435 New York State Energy Research and Development Authority, Pollution          7/05 at 102.00       AAA  2,565,492
              Control Revenue Bonds, New York State Electric and Gas Corporation
              Project, Series 1987A, 6.150%, 7/01/26 (Alternative Minimum Tax) - MBIA
              Insured

----
34

   Principal                                                                               Optional Call                 Market
Amount (000) Description                                                                     Provisions* Ratings**        Value
-------------------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

    $  1,500 New York State Energy Research and Development Authority, Facilities         7/05 at 102.00       AAA $  1,681,350
              Refunding Revenue Bonds, Series 1995 A, Consolidated Edison Company of
              New York, Inc. Project, 6.100%, 8/15/20 - AMBAC Insured

       3,000 Power Authority of the State of New York, Series 2000A Revenue Bonds,       11/10 at 100.00       Aa2    3,083,220
              5.250%, 11/15/40

       1,500 Niagara County Industrial Development Agency, New York, Solid Waste         11/11 at 101.00      Baa1    1,584,420
              Disposal Facility Revenue Bonds, American Ref - Fuel Company of Niagara,
              Series 2001A, 5.450%, 11/15/26 (Alternative Minimum Tax) (Mandatory put
              11/15/12)

         750 Onondaga County Resource Recovery Agency, New York, System Revenue Bonds,    5/03 at 101.00       Ba3      603,105
              Development Costs, 1992 Series, 7.000%, 5/01/15 (Alternative Minimum Tax)

             Suffolk County Industrial Development Agency, New York, 1998 Industrial
             Development Revenue Bonds, Nissequogue Cogeneration Partners Facility:
       1,800  5.300%, 1/01/13 (Alternative Minimum Tax)                                   1/09 at 101.00       N/R    1,725,912
       4,000  5.500%, 1/01/23 (Alternative Minimum Tax)                                   1/09 at 101.00       N/R    3,665,440
-------------------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.7%

             Monroe County Water Authority, New York, Water Revenue Bonds, Series 2001:
         850  5.150%, 8/01/22                                                             8/11 at 101.00        AA      888,505
       2,250  5.250%, 8/01/36                                                             8/11 at 101.00        AA    2,328,030

       2,000 New York City Municipal Water Finance Authority, New York, Water and Sewer   6/06 at 101.00       AAA    2,229,520
              System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26 - MBIA Insured

         250 New York City Municipal Water Finance Authority, New York, Water and Sewer   6/09 at 101.00       AAA      269,713
              System Revenue Bonds, Fiscal 2000 Series A, 5.500%, 6/15/32 - FGIC Insured

       2,750 New York City Municipal Water Finance Authority, New York, Water and Sewer   6/10 at 101.00        AA    2,943,765
              System Revenue Bonds, Fiscal 2001 Series A, 5.500%, 6/15/33

       2,225 New York City Municipal Water Finance Authority, New York, Water and Sewer   6/12 at 100.00        AA    2,414,543
              System Revenue Bonds, Fiscal 2003 Series A, 5.375%, 6/15/19

       4,000 New York State Environmental Facilities Corporation, State Clean Water and  11/12 at 100.00       AAA    4,370,320
              Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series
              2002F, 5.250%, 11/15/18
-------------------------------------------------------------------------------------------------------------------------------
    $301,705 Total Long-Term Investments (cost $298,413,331) - 98.2%                                                322,530,933
-------------------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.8%                                                                     6,062,944

             ------------------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                                     $328,593,877

             ------------------------------------------------------------------------------------------------------------------

            * Optional Call Provisions (not covered by the report of
              independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
         (IF) Inverse floating rate security.


                                See accompanying notes to financial statements.

----
35

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND
February 28, 2003

   Principal                                                                                                        Optional Call
Amount (000) Description                                                                                              Provisions*
----------------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.9%

    $  1,000 Allegany County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Series 1998,   8/08 at 102.00
              Alfred University Civic Facility, 5.000%, 8/01/28 - MBIA Insured

       3,095 Town of Amherst Industrial Development Agency, New York, Civic Facility Revenue Bonds,                8/10 at 102.00
              UBF Faculty-Student Housing Corporation, Village Green Project, Series 2000A, 5.750%, 8/01/30 -
              AMBAC Insured

       1,110 Town of Amherst Industrial Development Agency, New York, Civic Facility Revenue Bonds,                8/12 at 101.00
              UBF Faculty-Student Housing Corporation, Creekside Project, 2002 Series A, 5.000%, 8/01/22 -
              AMBAC Insured

       1,350 Town of Hempstead Industrial Development Agency, New York, Civic Facility Revenue Bonds,              7/06 at 102.00
              Hofstra University Project, Series 1996, 5.800%, 7/01/15 - MBIA Insured

       1,750 Trust for Cultural Resources of the City of New York, New York, Revenue Bonds, Series 1997A,          4/07 at 101.00
              American Museum of Natural History, 5.650%, 4/01/27 - MBIA Insured

       1,000 New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,                 11/04 at 102.00
              USTA National Tennis Center Incorporated Project, 6.375%, 11/15/14 - FSA Insured

       1,145 New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,                  6/07 at 102.00
              Anti-Defamation League Foundation Project, Series 1997A, 5.600%, 6/01/17 - MBIA Insured

       4,000 Dormitory Authority of the State of New York, City University System Consolidated Revenue Bonds,        No Opt. Call
              Series 1993A, 5.750%, 7/01/13 - MBIA Insured

       2,925 Dormitory Authority of the State of New York, Siena College Insured Revenue Bonds, Series 1997,       7/07 at 102.00
              5.750%, 7/01/26 - MBIA Insured

       3,000 Dormitory Authority of the State of New York, City University System Consolidated Third General       1/08 at 102.00
              Resolution Revenue Bonds, 1997 Series 1, 5.125%, 7/01/27 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Fordham University Insured Revenue Bonds, Series 1998,  7/08 at 101.00
              5.000%, 7/01/28 - MBIA Insured

       3,000 Dormitory Authority of the State of New York, Ithaca College Insured Revenue Bonds, Series 1998,      7/08 at 101.00
              5.000%, 7/01/21 - AMBAC Insured

       3,250 Dormitory Authority of the State of New York, Upstate Community Colleges Revenue Bonds,               7/10 at 101.00
              Series 2000A, 5.750%, 7/01/29 - FSA Insured

       5,280 Dormitory Authority of the State of New York, University of Rochester Revenue Bonds, Series 2000A,    7/10 at 101.00
              0.000%, 7/01/25 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Pace University Insured Revenue Bonds, Series 2000,     7/10 at 101.00
              6.000%, 7/01/29 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, City University System Consolidated, Fourth General     7/10 at 100.00
              Resolution Revenue Bonds, 2000 Series A, 5.125%, 7/01/22 - FGIC Insured

       1,000 Dormitory Authority of the State of New York, Canisius College Revenue Bonds, Series 2000,            7/11 at 101.00
              5.250%, 7/01/30 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, New York University Revenue Bonds, Series 2001-1,         No Opt. Call
              5.500%, 7/01/40 - AMBAC Insured

       1,500 Dormitory Authority of the State of New York, Yeshiva University Insured Revenue Bonds, Series 2001,  7/11 at 100.00
              5.000%, 7/01/30 - AMBAC Insured
       1,490 Dormitory Authority of the State of New York, Fordham University Insured Revenue Bonds, Series 2002,  7/12 at 100.00
              5.000%, 7/01/21 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
             Healthcare - 16.3%

             New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds,
             Series 2003A:
       2,000   5.250%, 2/15/21 - AMBAC Insured                                                                     2/13 at 100.00
       1,750   5.250%, 2/15/22 - AMBAC Insured                                                                     2/13 at 100.00

       6,460 Dormitory Authority of the State of New York, St. Vincent's Hospital and Medical Center of New York,  8/05 at 102.00
              FHA-Insured Mortgage Revenue Bonds, Series 1995, 5.800%, 8/01/25 - AMBAC Insured

       3,305 Dormitory Authority of the State of New York, Millard Fillmore Hospitals, FHA-Insured Mortgage        8/04 at 105.00
              Hospital Revenue Bonds, Series 1997, 5.375%, 2/01/32 - AMBAC Insured

                                                                                                                   Market
Description                                                                                          Ratings**      Value
-------------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations - 10.9%

Allegany County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Series 1998,        Aaa $1,014,700
 Alfred University Civic Facility, 5.000%, 8/01/28 - MBIA Insured

Town of Amherst Industrial Development Agency, New York, Civic Facility Revenue Bonds,                     AAA  3,452,287
 UBF Faculty-Student Housing Corporation, Village Green Project, Series 2000A, 5.750%, 8/01/30 -
 AMBAC Insured

Town of Amherst Industrial Development Agency, New York, Civic Facility Revenue Bonds,                     AAA  1,154,333
 UBF Faculty-Student Housing Corporation, Creekside Project, 2002 Series A, 5.000%, 8/01/22 -
 AMBAC Insured

Town of Hempstead Industrial Development Agency, New York, Civic Facility Revenue Bonds,                   AAA  1,535,990
 Hofstra University Project, Series 1996, 5.800%, 7/01/15 - MBIA Insured

Trust for Cultural Resources of the City of New York, New York, Revenue Bonds, Series 1997A,               AAA  1,924,843
 American Museum of Natural History, 5.650%, 4/01/27 - MBIA Insured

New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,                       AAA  1,099,030
 USTA National Tennis Center Incorporated Project, 6.375%, 11/15/14 - FSA Insured

New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,                       Aaa  1,284,862
 Anti-Defamation League Foundation Project, Series 1997A, 5.600%, 6/01/17 - MBIA Insured

Dormitory Authority of the State of New York, City University System Consolidated Revenue Bonds,           AAA  4,710,400
 Series 1993A, 5.750%, 7/01/13 - MBIA Insured

Dormitory Authority of the State of New York, Siena College Insured Revenue Bonds, Series 1997,            AAA  3,261,375
 5.750%, 7/01/26 - MBIA Insured

Dormitory Authority of the State of New York, City University System Consolidated Third General            AAA  3,069,270
 Resolution Revenue Bonds, 1997 Series 1, 5.125%, 7/01/27 - MBIA Insured

Dormitory Authority of the State of New York, Fordham University Insured Revenue Bonds, Series 1998,       AAA  1,014,660
 5.000%, 7/01/28 - MBIA Insured

Dormitory Authority of the State of New York, Ithaca College Insured Revenue Bonds, Series 1998,           Aaa  3,103,380
 5.000%, 7/01/21 - AMBAC Insured

Dormitory Authority of the State of New York, Upstate Community Colleges Revenue Bonds,                    AAA  3,623,198
 Series 2000A, 5.750%, 7/01/29 - FSA Insured

Dormitory Authority of the State of New York, University of Rochester Revenue Bonds, Series 2000A,         AAA  3,732,326
 0.000%, 7/01/25 - MBIA Insured

Dormitory Authority of the State of New York, Pace University Insured Revenue Bonds, Series 2000,          AAA  1,151,340
 6.000%, 7/01/29 - MBIA Insured

Dormitory Authority of the State of New York, City University System Consolidated, Fourth General          AAA  1,038,960
 Resolution Revenue Bonds, 2000 Series A, 5.125%, 7/01/22 - FGIC Insured

Dormitory Authority of the State of New York, Canisius College Revenue Bonds, Series 2000,                 AAA  1,043,830
 5.250%, 7/01/30 - MBIA Insured

Dormitory Authority of the State of New York, New York University Revenue Bonds, Series 2001-1,            AAA  1,152,640
 5.500%, 7/01/40 - AMBAC Insured

Dormitory Authority of the State of New York, Yeshiva University Insured Revenue Bonds, Series 2001,       AAA  1,522,905
 5.000%, 7/01/30 - AMBAC Insured
Dormitory Authority of the State of New York, Fordham University Insured Revenue Bonds, Series 2002,       Aaa  1,553,727
 5.000%, 7/01/21 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------------
Healthcare - 16.3%

New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds,
Series 2003A:
  5.250%, 2/15/21 - AMBAC Insured                                                                          AAA  2,126,780
  5.250%, 2/15/22 - AMBAC Insured                                                                          AAA  1,850,818

Dormitory Authority of the State of New York, St. Vincent's Hospital and Medical Center of New York,       AAA  6,775,636
 FHA-Insured Mortgage Revenue Bonds, Series 1995, 5.800%, 8/01/25 - AMBAC Insured

Dormitory Authority of the State of New York, Millard Fillmore Hospitals, FHA-Insured Mortgage             AAA  3,415,321
 Hospital Revenue Bonds, Series 1997, 5.375%, 2/01/32 - AMBAC Insured

----
36

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             Healthcare (continued)

     $ 3,730 Dormitory Authority of the State of New York, Maimonides Medical Center, FHA-Insured Mortgage
              Hospital Revenue Bonds, Series 1996A, 5.750%, 8/01/24 - MBIA Insured

       2,500 Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds, Southside
              Hospital, Series 1998, 5.000%, 2/15/25 - MBIA Insured

       4,000 Dormitory Authority of the State of New York, United Health Services, FHA-Insured Mortgage Revenue
              Refunding Bonds, Series 1997, 5.375%, 8/01/27 - AMBAC Insured

       6,115 Dormitory Authority of the State of New York, New York and Presbyterian Hospital, FHA-Insured
              Mortgage Hospital Revenue Bonds, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

       3,000 Dormitory Authority of the State of New York, North Shore Health System Obligated Group, North Shore
              University Hospital Revenue Bonds, Series 1998, 5.000%, 11/01/23 - MBIA Insured

       2,000 Dormitory Authority of the State of New York, Montefiore Medical Center, FHA-Insured Mortgage
              Hospital Revenue Bonds, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

       3,105 Dormitory Authority of the State of New York, Catholic Health Services of Long Island Obligated Group,
              St. Charles Hospital and Rehabilitation Center Revenue Bonds, Series 1999A, 5.500%, 7/01/22 -
              MBIA Insured

       2,260 Dormitory Authority of the State of New York, Catholic Health Services of Long Island Obligated Group,
              St. Francis Hospital Revenue Bonds, Series 1999A, 5.500%, 7/01/29 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, New Island Hospital Insured Revenue Bonds, Series
              1999A, 5.750%, 7/01/19 - AMBAC Insured

       5,000 Dormitory Authority of the State of New York, Winthrop South Nassau University Health System
              Obligated Group, Series 2001A, Winthrop University Hospital Association Revenue Bonds, 5.250%,
              7/01/31 - AMBAC Insured

       1,600 New York State Medical Care Facilities Finance Agency, Our Lady of Victory Hospital Project Revenue
              Bonds, 1991 Series A, 6.625%, 11/01/16 - AMBAC Insured

             New York State Medical Care Facilities Finance Agency, Sisters of Charity Hospital of Buffalo Project
             Revenue Bonds, 1991 Series A:
         500   6.600%, 11/01/10 - AMBAC Insured
       1,550   6.625%, 11/01/18 - AMBAC Insured

       4,000 New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,
              1994 Series A Refunding, 5.375%, 2/15/25 - MBIA Insured

         615 New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home FHA-Insured
              Mortgage Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

       2,890 New York State Medical Care Facilities Finance Agency, Montefiore Medical Center FHA-Insured
              Mortgage Revenue Bonds, 1995 Series A, 5.750%, 2/15/15 - AMBAC Insured

       1,910 Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Saint
              Barnaba's Hospital, Series 2002A, 5.125%, 2/01/22 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.6%

       4,984 New York City Housing Development Corporation, New York, Multifamily Housing Limited Obligation
              Bonds, Series 1991C, Pass-Through Certificates, 6.500%, 2/20/19 - AMBAC Insured

             New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
             Refunding:
       5,650   6.100%, 11/01/15 - FSA Insured
       4,980   6.125%, 11/01/20 - FSA Insured

         615 New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, 1989 Series A, 7.450%,
              11/01/28 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.0%

       4,250 Village of East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds, St.
              John's Meadows Project, Series 1997A, 5.700%, 8/01/27 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, United Cerebral Palsy Association of Westchester
              County, Inc., Insured Revenue Bonds, Series 1992, 6.200%, 7/01/12 - MBIA Insured

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
Healthcare (continued)

Dormitory Authority of the State of New York, Maimonides Medical Center, FHA-Insured Mortgage           2/06 at 102.00       AAA
 Hospital Revenue Bonds, Series 1996A, 5.750%, 8/01/24 - MBIA Insured

Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds, Southside         2/08 at 101.50       AAA
 Hospital, Series 1998, 5.000%, 2/15/25 - MBIA Insured

Dormitory Authority of the State of New York, United Health Services, FHA-Insured Mortgage Revenue      2/08 at 102.00       AAA
 Refunding Bonds, Series 1997, 5.375%, 8/01/27 - AMBAC Insured

Dormitory Authority of the State of New York, New York and Presbyterian Hospital, FHA-Insured           2/08 at 101.00       AAA
 Mortgage Hospital Revenue Bonds, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

Dormitory Authority of the State of New York, North Shore Health System Obligated Group, North Shore   11/08 at 101.00       AAA
 University Hospital Revenue Bonds, Series 1998, 5.000%, 11/01/23 - MBIA Insured

Dormitory Authority of the State of New York, Montefiore Medical Center, FHA-Insured Mortgage           8/09 at 101.00       AAA
 Hospital Revenue Bonds, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

Dormitory Authority of the State of New York, Catholic Health Services of Long Island Obligated Group,  7/09 at 101.00       AAA
 St. Charles Hospital and Rehabilitation Center Revenue Bonds, Series 1999A, 5.500%, 7/01/22 -
 MBIA Insured

Dormitory Authority of the State of New York, Catholic Health Services of Long Island Obligated Group,  7/09 at 101.00       AAA
 St. Francis Hospital Revenue Bonds, Series 1999A, 5.500%, 7/01/29 - MBIA Insured

Dormitory Authority of the State of New York, New Island Hospital Insured Revenue Bonds, Series         7/09 at 101.00       AAA
 1999A, 5.750%, 7/01/19 - AMBAC Insured

Dormitory Authority of the State of New York, Winthrop South Nassau University Health System            7/11 at 101.00       AAA
 Obligated Group, Series 2001A, Winthrop University Hospital Association Revenue Bonds, 5.250%,
 7/01/31 - AMBAC Insured

New York State Medical Care Facilities Finance Agency, Our Lady of Victory Hospital Project Revenue     5/03 at 101.00       AAA
 Bonds, 1991 Series A, 6.625%, 11/01/16 - AMBAC Insured

New York State Medical Care Facilities Finance Agency, Sisters of Charity Hospital of Buffalo Project
Revenue Bonds, 1991 Series A:
  6.600%, 11/01/10 - AMBAC Insured                                                                      5/03 at 101.00       AAA
  6.625%, 11/01/18 - AMBAC Insured                                                                      5/03 at 101.00       AAA

New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,         2/04 at 102.00       AAA
 1994 Series A Refunding, 5.375%, 2/15/25 - MBIA Insured

New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home FHA-Insured            8/03 at 100.00        AA
 Mortgage Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

New York State Medical Care Facilities Finance Agency, Montefiore Medical Center FHA-Insured            2/05 at 102.00       AAA
 Mortgage Revenue Bonds, 1995 Series A, 5.750%, 2/15/15 - AMBAC Insured

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Saint        8/12 at 100.00       AAA
 Barnaba's Hospital, Series 2002A, 5.125%, 2/01/22 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 4.6%

New York City Housing Development Corporation, New York, Multifamily Housing Limited Obligation         3/03 at 105.00       AAA
 Bonds, Series 1991C, Pass-Through Certificates, 6.500%, 2/20/19 - AMBAC Insured

New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
Refunding:
  6.100%, 11/01/15 - FSA Insured                                                                        5/06 at 102.00       AAA
  6.125%, 11/01/20 - FSA Insured                                                                        5/06 at 102.00       AAA

New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, 1989 Series A, 7.450%,        5/03 at 100.00       AAA
 11/01/28 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------------------
Long-Term Care - 3.0%

Village of East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds, St.          8/07 at 102.00       AAA
 John's Meadows Project, Series 1997A, 5.700%, 8/01/27 - MBIA Insured

Dormitory Authority of the State of New York, United Cerebral Palsy Association of Westchester          7/03 at 101.00       AAA
 County, Inc., Insured Revenue Bonds, Series 1992, 6.200%, 7/01/12 - MBIA Insured

                                                                                                           Market
Description                                                                                                 Value
-----------------------------------------------------------------------------------------------------------------
Healthcare (continued)

Dormitory Authority of the State of New York, Maimonides Medical Center, FHA-Insured Mortgage          $3,928,660
 Hospital Revenue Bonds, Series 1996A, 5.750%, 8/01/24 - MBIA Insured

Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds, Southside         2,537,375
 Hospital, Series 1998, 5.000%, 2/15/25 - MBIA Insured

Dormitory Authority of the State of New York, United Health Services, FHA-Insured Mortgage Revenue      4,154,280
 Refunding Bonds, Series 1997, 5.375%, 8/01/27 - AMBAC Insured

Dormitory Authority of the State of New York, New York and Presbyterian Hospital, FHA-Insured           6,142,395
 Mortgage Hospital Revenue Bonds, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

Dormitory Authority of the State of New York, North Shore Health System Obligated Group, North Shore    3,065,970
 University Hospital Revenue Bonds, Series 1998, 5.000%, 11/01/23 - MBIA Insured

Dormitory Authority of the State of New York, Montefiore Medical Center, FHA-Insured Mortgage           2,098,640
 Hospital Revenue Bonds, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

Dormitory Authority of the State of New York, Catholic Health Services of Long Island Obligated Group,  3,300,522
 St. Charles Hospital and Rehabilitation Center Revenue Bonds, Series 1999A, 5.500%, 7/01/22 -
 MBIA Insured

Dormitory Authority of the State of New York, Catholic Health Services of Long Island Obligated Group,  2,378,017
 St. Francis Hospital Revenue Bonds, Series 1999A, 5.500%, 7/01/29 - MBIA Insured

Dormitory Authority of the State of New York, New Island Hospital Insured Revenue Bonds, Series         1,098,110
 1999A, 5.750%, 7/01/19 - AMBAC Insured

Dormitory Authority of the State of New York, Winthrop South Nassau University Health System            5,192,250
 Obligated Group, Series 2001A, Winthrop University Hospital Association Revenue Bonds, 5.250%,
 7/01/31 - AMBAC Insured

New York State Medical Care Facilities Finance Agency, Our Lady of Victory Hospital Project Revenue     1,623,008
 Bonds, 1991 Series A, 6.625%, 11/01/16 - AMBAC Insured

New York State Medical Care Facilities Finance Agency, Sisters of Charity Hospital of Buffalo Project
Revenue Bonds, 1991 Series A:
  6.600%, 11/01/10 - AMBAC Insured                                                                        520,900
  6.625%, 11/01/18 - AMBAC Insured                                                                      1,609,830

New York State Medical Care Facilities Finance Agency, Hospital Insured Mortgage Revenue Bonds,         4,199,120
 1994 Series A Refunding, 5.375%, 2/15/25 - MBIA Insured

New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home FHA-Insured              618,063
 Mortgage Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

New York State Medical Care Facilities Finance Agency, Montefiore Medical Center FHA-Insured            3,162,122
 Mortgage Revenue Bonds, 1995 Series A, 5.750%, 2/15/15 - AMBAC Insured

Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Saint        1,985,178
 Barnaba's Hospital, Series 2002A, 5.125%, 2/01/22 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------
Housing/Multifamily - 4.6%

New York City Housing Development Corporation, New York, Multifamily Housing Limited Obligation         5,244,472
 Bonds, Series 1991C, Pass-Through Certificates, 6.500%, 2/20/19 - AMBAC Insured

New York State Housing Finance Agency, Housing Project Mortgage Revenue Bonds, 1996 Series A
Refunding:
  6.100%, 11/01/15 - FSA Insured                                                                        6,262,008
  6.125%, 11/01/20 - FSA Insured                                                                        5,481,685

New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, 1989 Series A, 7.450%,          616,156
 11/01/28 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------
Long-Term Care - 3.0%

Village of East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds, St.          4,516,730
 John's Meadows Project, Series 1997A, 5.700%, 8/01/27 - MBIA Insured

Dormitory Authority of the State of New York, United Cerebral Palsy Association of Westchester          1,024,220
 County, Inc., Insured Revenue Bonds, Series 1992, 6.200%, 7/01/12 - MBIA Insured

----
37

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal
Amount (000) Description
--------------------------------------------------------------------------------------------------------------------
             Long-Term Care (continued)

     $ 2,000 Dormitory Authority of the State of New York, Augustana Lutheran Home for the Aged Inc., FHA-Insured
              Mortgage Nursing Home Revenue Bonds, Series 2000A, 5.500%, 8/01/38 - MBIA Insured

       3,665 Dormitory Authority of the State of New York, Norwegian Christian Home and Health Center, FHA-
              Insured Mortgage Nursing Home Revenue Bonds, Series 2001, 5.200%, 8/01/36 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 9.8%

             Camden Central School District, Oneida County, New York, School District Serial Bonds of 1991:
         500   7.100%, 6/15/07 - AMBAC Insured
         600   7.100%, 6/15/08 - AMBAC Insured
         600   7.100%, 6/15/09 - AMBAC Insured
         275   7.100%, 6/15/10 - AMBAC Insured

         500 Greece Central School District, Monroe County, New York, General Obligation Bonds, School District
              Bonds, Series 1992, 6.000%, 6/15/09 - FGIC Insured

             Town of Halfmoon, Saratoga County, New York, Public Improvement Serial Bonds of 1991:
         385   6.500%, 6/01/09 - AMBAC Insured
         395   6.500%, 6/01/10 - AMBAC Insured
         395   6.500%, 6/01/11 - AMBAC Insured

       2,295 Harborsfield Central School District, Suffolk County, New York, General Obligation Bonds, Series 2001,
              5.000%, 6/01/19 - FSA Insured

             Middle County Central School District at Centereach, Brookhaven, Suffolk County, New York, General
             Obligation Bonds, Series 1991A:
         475   6.900%, 12/15/07 - AMBAC Insured
         475   6.900%, 12/15/08 - AMBAC Insured

       2,250 County of Monroe, New York, General Obligation Public Improvement Bonds, Series 2002, 5.000%,
              3/01/16 - FGIC Insured

             Mount Sinai Union Free School District, County of Suffolk, New York, School District Refunding Serial
             Bonds of 1992:
         500   6.200%, 2/15/15 - AMBAC Insured
       1,035   6.200%, 2/15/16 - AMBAC Insured

       1,500 Nassau County, New York, General Obligation Serial Bonds, General Improvement Bonds, Series O,
              5.700%, 8/01/13 - FGIC Insured

       1,125 County of Nassau, New York, General Improvement Bonds, Series E, 6.000%, 3/01/20 - FSA Insured

       1,000 County of Nassau, New York, General Obligation Serial Bonds, General Improvement Bonds, Series B,
              5.250%, 6/01/23 - AMBAC Insured

       1,020 City of New Rochelle, Westchester County, New York, General Obligation Public Improvement Bonds,
              1994 Series B, 6.200%, 8/15/22 - MBIA Insured

          60 City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.250%, 8/01/10 -
              FSA Insured

             City of New York, New York, General Obligation Bonds, Fiscal 2001 Series D:
       3,000   5.250%, 8/01/15 - MBIA Insured
       2,000   5.000%, 8/01/16 - FGIC Insured

       2,460 City of New York, New York, General Obligation Bonds, Fiscal 2002 Series A, 5.250%, 11/01/15 -
              MBIA Insured

       1,590 City of Niagara Falls, Niagara County, New York, Public Improvement Serial Bonds of 1994, 6.900%,
              3/01/21 - MBIA Insured

       1,505 Town of North Hempstead, Nassau County, New York, General Obligation Refunding Serial Bonds of
              1992, Series B, 6.400%, 4/01/14 - FGIC Insured

             Rensselaer County, New York, General Obligation Serial Bonds, Series 1991:
         960   6.700%, 2/15/13 - AMBAC Insured
         960   6.700%, 2/15/14 - AMBAC Insured
         960   6.700%, 2/15/15 - AMBAC Insured

                                                                                                         Optional Call
Description                                                                                                Provisions* Ratings**
---------------------------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

Dormitory Authority of the State of New York, Augustana Lutheran Home for the Aged Inc., FHA-Insured    8/10 at 101.00       AAA
 Mortgage Nursing Home Revenue Bonds, Series 2000A, 5.500%, 8/01/38 - MBIA Insured

Dormitory Authority of the State of New York, Norwegian Christian Home and Health Center, FHA-          8/11 at 101.00       AAA
 Insured Mortgage Nursing Home Revenue Bonds, Series 2001, 5.200%, 8/01/36 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 9.8%

Camden Central School District, Oneida County, New York, School District Serial Bonds of 1991:
  7.100%, 6/15/07 - AMBAC Insured                                                                         No Opt. Call       AAA
  7.100%, 6/15/08 - AMBAC Insured                                                                         No Opt. Call       AAA
  7.100%, 6/15/09 - AMBAC Insured                                                                         No Opt. Call       AAA
  7.100%, 6/15/10 - AMBAC Insured                                                                         No Opt. Call       AAA

Greece Central School District, Monroe County, New York, General Obligation Bonds, School District        No Opt. Call       AAA
 Bonds, Series 1992, 6.000%, 6/15/09 - FGIC Insured

Town of Halfmoon, Saratoga County, New York, Public Improvement Serial Bonds of 1991:
  6.500%, 6/01/09 - AMBAC Insured                                                                         No Opt. Call       AAA
  6.500%, 6/01/10 - AMBAC Insured                                                                         No Opt. Call       AAA
  6.500%, 6/01/11 - AMBAC Insured                                                                         No Opt. Call       AAA

Harborsfield Central School District, Suffolk County, New York, General Obligation Bonds, Series 2001,  6/11 at 100.00       Aaa
 5.000%, 6/01/19 - FSA Insured

Middle County Central School District at Centereach, Brookhaven, Suffolk County, New York, General
Obligation Bonds, Series 1991A:
  6.900%, 12/15/07 - AMBAC Insured                                                                        No Opt. Call       AAA
  6.900%, 12/15/08 - AMBAC Insured                                                                        No Opt. Call       AAA

County of Monroe, New York, General Obligation Public Improvement Bonds, Series 2002, 5.000%,           3/12 at 100.00       AAA
 3/01/16 - FGIC Insured

Mount Sinai Union Free School District, County of Suffolk, New York, School District Refunding Serial
Bonds of 1992:
  6.200%, 2/15/15 - AMBAC Insured                                                                         No Opt. Call       AAA
  6.200%, 2/15/16 - AMBAC Insured                                                                         No Opt. Call       AAA

Nassau County, New York, General Obligation Serial Bonds, General Improvement Bonds, Series O,          8/04 at 103.00       AAA
 5.700%, 8/01/13 - FGIC Insured

County of Nassau, New York, General Improvement Bonds, Series E, 6.000%, 3/01/20 - FSA Insured          3/10 at 100.00       AAA

County of Nassau, New York, General Obligation Serial Bonds, General Improvement Bonds, Series B,       6/09 at 102.00       AAA
 5.250%, 6/01/23 - AMBAC Insured

City of New Rochelle, Westchester County, New York, General Obligation Public Improvement Bonds,        8/04 at 102.00       AAA
 1994 Series B, 6.200%, 8/15/22 - MBIA Insured

City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.250%, 8/01/10 -           8/03 at 100.75       AAA
 FSA Insured

City of New York, New York, General Obligation Bonds, Fiscal 2001 Series D:
  5.250%, 8/01/15 - MBIA Insured                                                                        8/10 at 101.00       AAA
  5.000%, 8/01/16 - FGIC Insured                                                                        8/10 at 101.00       AAA

City of New York, New York, General Obligation Bonds, Fiscal 2002 Series A, 5.250%, 11/01/15 -         11/11 at 101.00       AAA
 MBIA Insured

City of Niagara Falls, Niagara County, New York, Public Improvement Serial Bonds of 1994, 6.900%,       3/04 at 102.00       AAA
 3/01/21 - MBIA Insured

Town of North Hempstead, Nassau County, New York, General Obligation Refunding Serial Bonds of            No Opt. Call       AAA
 1992, Series B, 6.400%, 4/01/14 - FGIC Insured

Rensselaer County, New York, General Obligation Serial Bonds, Series 1991:
  6.700%, 2/15/13 - AMBAC Insured                                                                         No Opt. Call       AAA
  6.700%, 2/15/14 - AMBAC Insured                                                                         No Opt. Call       AAA
  6.700%, 2/15/15 - AMBAC Insured                                                                         No Opt. Call       AAA

                                                                                                           Market
Description                                                                                                 Value
-----------------------------------------------------------------------------------------------------------------
Long-Term Care (continued)

Dormitory Authority of the State of New York, Augustana Lutheran Home for the Aged Inc., FHA-Insured   $2,105,200
 Mortgage Nursing Home Revenue Bonds, Series 2000A, 5.500%, 8/01/38 - MBIA Insured

Dormitory Authority of the State of New York, Norwegian Christian Home and Health Center, FHA-          3,767,034
 Insured Mortgage Nursing Home Revenue Bonds, Series 2001, 5.200%, 8/01/36 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------
Tax Obligation/General - 9.8%

Camden Central School District, Oneida County, New York, School District Serial Bonds of 1991:
  7.100%, 6/15/07 - AMBAC Insured                                                                         607,475
  7.100%, 6/15/08 - AMBAC Insured                                                                         742,830
  7.100%, 6/15/09 - AMBAC Insured                                                                         753,810
  7.100%, 6/15/10 - AMBAC Insured                                                                         348,612

Greece Central School District, Monroe County, New York, General Obligation Bonds, School District        597,115
 Bonds, Series 1992, 6.000%, 6/15/09 - FGIC Insured

Town of Halfmoon, Saratoga County, New York, Public Improvement Serial Bonds of 1991:
  6.500%, 6/01/09 - AMBAC Insured                                                                         465,203
  6.500%, 6/01/10 - AMBAC Insured                                                                         480,636
  6.500%, 6/01/11 - AMBAC Insured                                                                         484,863

Harborsfield Central School District, Suffolk County, New York, General Obligation Bonds, Series 2001,  2,407,983
 5.000%, 6/01/19 - FSA Insured

Middle County Central School District at Centereach, Brookhaven, Suffolk County, New York, General
Obligation Bonds, Series 1991A:
  6.900%, 12/15/07 - AMBAC Insured                                                                        576,118
  6.900%, 12/15/08 - AMBAC Insured                                                                        584,060

County of Monroe, New York, General Obligation Public Improvement Bonds, Series 2002, 5.000%,           2,419,673
 3/01/16 - FGIC Insured

Mount Sinai Union Free School District, County of Suffolk, New York, School District Refunding Serial
Bonds of 1992:
  6.200%, 2/15/15 - AMBAC Insured                                                                         613,250
  6.200%, 2/15/16 - AMBAC Insured                                                                       1,274,820

Nassau County, New York, General Obligation Serial Bonds, General Improvement Bonds, Series O,          1,630,995
 5.700%, 8/01/13 - FGIC Insured

County of Nassau, New York, General Improvement Bonds, Series E, 6.000%, 3/01/20 - FSA Insured          1,291,826

County of Nassau, New York, General Obligation Serial Bonds, General Improvement Bonds, Series B,       1,045,640
 5.250%, 6/01/23 - AMBAC Insured

City of New Rochelle, Westchester County, New York, General Obligation Public Improvement Bonds,        1,107,465
 1994 Series B, 6.200%, 8/15/22 - MBIA Insured

City of New York, New York, General Obligation Bonds, Fiscal 1992 Series C, 6.250%, 8/01/10 -              61,150
 FSA Insured

City of New York, New York, General Obligation Bonds, Fiscal 2001 Series D:
  5.250%, 8/01/15 - MBIA Insured                                                                        3,259,890
  5.000%, 8/01/16 - FGIC Insured                                                                        2,120,500

City of New York, New York, General Obligation Bonds, Fiscal 2002 Series A, 5.250%, 11/01/15 -          2,696,086
 MBIA Insured

City of Niagara Falls, Niagara County, New York, Public Improvement Serial Bonds of 1994, 6.900%,       1,705,068
 3/01/21 - MBIA Insured

Town of North Hempstead, Nassau County, New York, General Obligation Refunding Serial Bonds of          1,860,255
 1992, Series B, 6.400%, 4/01/14 - FGIC Insured

Rensselaer County, New York, General Obligation Serial Bonds, Series 1991:
  6.700%, 2/15/13 - AMBAC Insured                                                                       1,202,362
  6.700%, 2/15/14 - AMBAC Insured                                                                       1,210,186
  6.700%, 2/15/15 - AMBAC Insured                                                                       1,221,907

----
38

   Principal                                                                                                        Optional Call
Amount (000) Description                                                                                              Provisions*
----------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Rondout Valley Central School District at Accord, Ulster County, New York, General Obligation School
             District Serial Bonds of 1991:
     $   550   6.800%, 6/15/06 - FGIC Insured                                                                        No Opt. Call
         550   6.850%, 6/15/07 - FGIC Insured                                                                        No Opt. Call
         550   6.850%, 6/15/08 - FGIC Insured                                                                        No Opt. Call
         550   6.850%, 6/15/09 - FGIC Insured                                                                        No Opt. Call
         550   6.850%, 6/15/10 - FGIC Insured                                                                        No Opt. Call

       1,000 Smithtown Central School District, Suffolk County, New York, General Obligation Bonds, Series 2002,  10/11 at 100.00
              4.400%, 10/15/21 - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 19.4%

             Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds,
             Series 2002A:
       2,000   5.500%, 1/01/20 - MBIA Insured                                                                      7/12 at 100.00
       1,350   5.000%, 7/01/25 - FGIC Insured                                                                      7/12 at 100.00
       3,000   5.000%, 7/01/30 - AMBAC Insured                                                                     7/12 at 100.00

             Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A:
       5,000   5.250%, 11/15/25 - FSA Insured                                                                     11/12 at 100.00
       3,000   5.000%, 11/15/32 - FSA Insured                                                                     11/12 at 100.00

       4,625 New York City Transit Authority, New York, Metropolitan Transportation Authority, Triborough Bridge   1/10 at 101.00
              and Tunnel Authority, Certificates of Participation, Series 2000A, 5.875%, 1/01/30 - AMBAC Insured

       1,700 New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2002        11/11 at 101.00
              Series B, 5.000%, 5/01/30 - MBIA Insured

             New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2003
             Series C:
       2,000   5.250%, 8/01/20 - AMBAC Insured                                                                     8/12 at 100.00
       1,700   5.250%, 8/01/22 - AMBAC Insured                                                                     8/12 at 100.00

       2,000 New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2003         2/13 at 100.00
              Series D Refunding, 5.000%, 2/01/22 - MBIA Insured

       3,750 Dormitory Authority of the State of New York, Court Facilities Lease Revenue Bonds, City of New York  5/10 at 101.00
              Issue, Series 1999, 5.750%, 5/15/30 - AMBAC Insured

       3,400 Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue   8/09 at 101.00
              Bonds, Series 1999D, 5.250%, 2/15/29 - FSA Insured

       3,000 Dormitory Authority of the State of New York, Mental Health Facilities Improvement Revenue Bonds,     8/10 at 100.00
              Series 2000D, 5.250%, 8/15/30 - FSA Insured

             State of New York Municipal Bond Bank Agency, Special Program Revenue Bonds, City of Buffalo,
             2001 Series A:
       1,185  5.250%, 5/15/25 - AMBAC Insured                                                                      5/11 at 100.00
       1,250  5.250%, 5/15/26 - AMBAC Insured                                                                      5/11 at 100.00

       2,000 New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement  2/04 at 102.00
              Revenue Bonds, 1994 Series A, 5.250%, 8/15/23 - MBIA Insured

       2,000 New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement  2/04 at 102.00
              Revenue Bonds, 1993 Series F Refunding, 5.250%, 2/15/19 - MBIA Insured

       2,000 Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,                3/13 at 100.00
              Series 2003A, 5.000%, 3/15/32 - FGIC Insured

             Dormitory Authority of the State of New York, School Districts Financing Program Revenue Bonds,
             Series 2002D:
       6,275  5.250%, 10/01/23 - MBIA Insured                                                                     10/12 at 100.00
         875  5.000%, 10/01/30 - MBIA Insured                                                                     10/12 at 100.00

       2,000 New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2002B, 5.000%,          4/12 at 100.00
              4/01/20 - AMBAC Insured

                                                                                                                   Market
Description                                                                                          Ratings**      Value
-------------------------------------------------------------------------------------------------------------------------
Tax Obligation/General (continued)

Rondout Valley Central School District at Accord, Ulster County, New York, General Obligation School
District Serial Bonds of 1991:
  6.800%, 6/15/06 - FGIC Insured                                                                           AAA $  639,034
  6.850%, 6/15/07 - FGIC Insured                                                                           AAA    655,716
  6.850%, 6/15/08 - FGIC Insured                                                                           AAA    666,617
  6.850%, 6/15/09 - FGIC Insured                                                                           AAA    673,943
  6.850%, 6/15/10 - FGIC Insured                                                                           AAA    681,791

Smithtown Central School District, Suffolk County, New York, General Obligation Bonds, Series 2002,        Aaa    987,060
 4.400%, 10/15/21 - FSA Insured
-------------------------------------------------------------------------------------------------------------------------
Tax Obligation/Limited - 19.4%

Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds,
Series 2002A:
  5.500%, 1/01/20 - MBIA Insured                                                                           AAA  2,199,880
  5.000%, 7/01/25 - FGIC Insured                                                                           AAA  1,381,793
  5.000%, 7/01/30 - AMBAC Insured                                                                          AAA  3,050,190

Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A:
  5.250%, 11/15/25 - FSA Insured                                                                           AAA  5,257,950
  5.000%, 11/15/32 - FSA Insured                                                                           AAA  3,047,100

New York City Transit Authority, New York, Metropolitan Transportation Authority, Triborough Bridge        AAA  5,238,368
 and Tunnel Authority, Certificates of Participation, Series 2000A, 5.875%, 1/01/30 - AMBAC Insured

New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2002              AAA  1,726,605
 Series B, 5.000%, 5/01/30 - MBIA Insured

New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2003
Series C:
  5.250%, 8/01/20 - AMBAC Insured                                                                          AAA  2,146,700
  5.250%, 8/01/22 - AMBAC Insured                                                                          AAA  1,804,380

New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2003              AAA  2,075,220
 Series D Refunding, 5.000%, 2/01/22 - MBIA Insured

Dormitory Authority of the State of New York, Court Facilities Lease Revenue Bonds, City of New York       AAA  4,181,138
 Issue, Series 1999, 5.750%, 5/15/30 - AMBAC Insured

Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue        AAA  3,523,284
 Bonds, Series 1999D, 5.250%, 2/15/29 - FSA Insured

Dormitory Authority of the State of New York, Mental Health Facilities Improvement Revenue Bonds,          AAA  3,098,040
 Series 2000D, 5.250%, 8/15/30 - FSA Insured

State of New York Municipal Bond Bank Agency, Special Program Revenue Bonds, City of Buffalo,
2001 Series A:
 5.250%, 5/15/25 - AMBAC Insured                                                                          AAA  1,238,349
 5.250%, 5/15/26 - AMBAC Insured                                                                          AAA  1,303,663

New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement       AAA  2,074,260
 Revenue Bonds, 1994 Series A, 5.250%, 8/15/23 - MBIA Insured

New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement       AAA  2,107,820
 Revenue Bonds, 1993 Series F Refunding, 5.250%, 2/15/19 - MBIA Insured

Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,                     AAA  2,032,340
 Series 2003A, 5.000%, 3/15/32 - FGIC Insured

Dormitory Authority of the State of New York, School Districts Financing Program Revenue Bonds,
Series 2002D:
 5.250%, 10/01/23 - MBIA Insured                                                                          AAA  6,640,581
 5.000%, 10/01/30 - MBIA Insured                                                                          AAA    889,971

New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2002B, 5.000%,               AAA  2,092,860
 4/01/20 - AMBAC Insured

----
39

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                      Optional Call               Market
Amount (000) Description                                            Provisions* Ratings**      Value
----------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             New York State Thruway Authority, Highway and
              Bridge Trust Fund Bonds, Series 2002A:
     $ 2,000  5.250%, 4/01/18 - FSA Insured                      4/12 at 100.00       AAA $2,162,760
       1,000  5.250%, 4/01/19 - FSA Insured                      4/12 at 100.00       AAA  1,073,550

       4,000 New York State Urban Development Corporation,       4/06 at 102.00       AAA  4,398,200
              Revenue Bonds, Sports Facility Assistance
              Program, 1996 Series A, 5.500%, 4/01/19 - MBIA
              Insured

             New York State Urban Development Corporation,
             State Personal Income Tax Revenue Bonds, State
             Facilities and Equipment, Series 2002C-1:
       1,000  5.500%, 3/15/20 - FGIC Insured                     3/13 at 100.00       AAA  1,106,070
       1,000  5.500%, 3/15/21 - FGIC Insured                     3/13 at 100.00       AAA  1,098,330

             Puerto Rico Highway and Transportation Authority,
              Transportation Revenue Bonds, Series E Refunding:
       1,525  5.500%, 7/01/14 - FSA Insured                        No Opt. Call       AAA  1,781,154
       4,000  5.500%, 7/01/18 - FSA Insured                        No Opt. Call       AAA  4,675,240
----------------------------------------------------------------------------------------------------
             Transportation - 11.9%

       2,500 Albany County Airport Authority, New York,         12/07 at 102.00       AAA  2,659,850
              Airport Revenue Bonds, Series 1997, 5.500%,
              12/15/19 (Alternative Minimum Tax) - FSA Insured

       3,000 Buffalo and Fort Erie Public Bridge Authority,      1/05 at 101.00       AAA  3,246,390
              New York, Toll Bridge System Revenue Bonds,
              Series 1995, 5.750%, 1/01/25 - MBIA Insured

       4,000 Metropolitan Transportation Authority, New York,   11/12 at 100.00       AAA  4,460,000
              Transportation Revenue Bonds, Series 2002A
              Refunding, 5.500%, 11/15/18 - AMBAC Insured

       3,450 Metropolitan Transportation Authority, New York,   11/12 at 100.00       AAA  4,188,749
              Transportation Revenue Bonds, DRIVERS - Series
              267, 14.010%, 11/15/18 - MBIA Insured (IF)

             Niagara Frontier Transportation Authority, New
             York, Buffalo/Niagara International Airport,
             Airport Revenue Bonds, Series 1998:
       1,000  5.000%, 4/01/18 (Alternative Minimum Tax) - FGIC   4/08 at 101.00       AAA  1,033,920
              Insured
       1,500  5.000%, 4/01/28 (Alternative Minimum Tax) - FGIC   4/08 at 101.00       AAA  1,497,165
              Insured

       3,000 Niagara Frontier Transportation Authority, New      4/09 at 101.00       AAA  3,176,970
              York, Buffalo/Niagara International Airport,
              Airport Revenue Bonds, Series 1999A, 5.625%,
              4/01/29 (Alternative Minimum Tax) - MBIA Insured

       4,000 Port Authority of New York and New Jersey,         10/07 at 101.00       AAA  4,255,600
              Consolidated Bonds, One Hundred Twentieth
              Series, 5.750%, 10/15/26 (Alternative Minimum
              Tax) - MBIA Insured

       3,000 Port Authority of New York and New Jersey,         12/07 at 100.00       AAA  3,215,700
              Special Project Bonds, Series 6, JFK
              International Air Terminal LLC Project, 5.750%,
              12/01/25 (Alternative Minimum Tax) - MBIA Insured

       2,500 Triborough Bridge and Tunnel Authority, New York,   1/12 at 100.00       AAA  2,685,375
              General Purpose Revenue Bonds, Series 2002A,
              5.250%, 1/01/19 - FGIC Insured

             Triborough Bridge and Tunnel Authority, New York,
             Subordinate Revenue Refunding Bonds, Series 2002E:
         780   5.500%, 11/15/20 - MBIA Insured                     No Opt. Call       AAA    899,909
       2,300   5.250%, 11/15/22 - MBIA Insured                  11/12 at 100.00       AAA  2,446,487

             Triborough Bridge and Tunnel Authority, New York,
              Subordinate General Revenue Bonds, Series 2003:
       5,320   5.250%, 11/15/19 - AMBAC Insured (WI, settling   11/13 at 100.00       AAA  5,780,872
              3/05/03)
       5,275   5.250%, 11/15/20 - AMBAC Insured (WI, settling   11/13 at 100.00       AAA  5,708,341
              3/05/03)
----------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 14.6%

       1,000 Erie County Water Authority, New York, Water       12/09 at 100.00       AAA  1,236,110
              Works System Revenue Bonds, Series 1990B,
              6.750%, 12/01/14 - AMBAC Insured

       3,000 Metropolitan Transportation Authority, New York,    1/08 at 101.50       AAA  3,515,610
              Commuter Facilities Revenue Bonds, Series 1997A,
              5.750%, 7/01/21 (Pre-refunded to 1/01/08) - MBIA
              Insured

       3,040 Metropolitan Transportation Authority, New York,    7/07 at 102.00       AAA  3,210,362
              Commuter Facilities Revenue Bonds, Series 1997B,
              5.125%, 7/01/24 - AMBAC Insured

       3,500 Metropolitan Transportation Authority, New York,    7/13 at 100.00       AAA  3,958,570
              Commuter Facilities Revenue Bonds, Series 1997E,
              5.000%, 7/01/21 (Pre-refunded to 7/01/13) -
              AMBAC Insured

----
40

   Principal                                                      Optional Call               Market
Amount (000) Description                                            Provisions* Ratings**      Value
----------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

             Metropolitan Transportation Authority, New York,
              Dedicated Tax Fund Bonds, Series 1998A:
     $ 2,865   4.500%, 4/01/18 (Pre-refunded to 10/01/15) -     10/15 at 100.00       AAA $3,089,473
              FGIC Insured
       2,500   4.750%, 4/01/28 (Pre-refunded to 10/01/15) -     10/15 at 100.00       AAA  2,758,250
              FGIC Insured

             Metropolitan Transportation Authority, New York,
              Dedicated Tax Fund Bonds, Series 1999A:
       1,000   5.000%, 4/01/17 (Pre-refunded to 10/01/14) -     10/14 at 100.00       AAA  1,132,200
              FSA Insured
         500   5.000%, 4/01/29 (Pre-refunded to 10/01/14) -     10/14 at 100.00       AAA    566,100
              FSA Insured

       2,000 Metropolitan Transportation Authority, New York,    4/10 at 100.00       AAA  2,387,420
              Dedicated Tax Fund Bonds, Series 2000A,
              6.000%, 4/01/30 (Pre-refunded to 4/01/10) - FGIC
              Insured

             City of New York, New York, General Obligation
              Bonds, Fiscal 1990 Series B:
       1,300   7.000%, 10/01/15 - FSA Insured                    4/03 at 100.00       AAA  1,308,749
       2,000   7.000%, 10/01/16 - MBIA Insured                   4/03 at 100.00       AAA  2,010,120
       1,025   7.000%, 10/01/17 - FSA Insured                    4/03 at 100.00       AAA  1,030,187
         310   7.000%, 10/01/18 - FSA Insured                    4/03 at 100.00       AAA    311,569

       3,000 New York City Transitional Finance Authority, New   5/10 at 101.00       AAA  3,613,500
              York, Future Tax Secured Bonds, Fiscal 2000
              Series B, 6.000%, 11/15/24 (Pre-refunded to
              5/15/10) - FGIC Insured

       5,000 Dormitory Authority of the State of New York,       5/06 at 102.00       AAA  5,728,300
              State University Educational Facilities Revenue
              Bonds, Series 1996, 5.500%, 5/15/26
              (Pre-refunded to 5/15/06) - MBIA Insured

       1,000 New York State Medical Care Facilities Finance      8/04 at 102.00       AAA  1,093,200
              Agency, Mental Health Services Facilities
              Improvement Revenue Bonds, 1994 Series D,
              6.150%, 2/15/15 (Pre-refunded to 8/15/04) - MBIA
              Insured

       7,000 New York State Medical Care Facilities Finance      2/05 at 102.00       AAA  7,904,890
              Agency, New York Hospital FHA-Insured Mortgage
              Revenue Bonds, Series 1994A, 6.800%, 8/15/24
              (Pre-refunded to 2/15/05) - AMBAC Insured

             Dormitory Authority of the State of New York,
             Revenue Bonds, State University Educational
             Facilities, Series 2002A:
       2,225   5.125%, 5/15/21 (Pre-refunded to 5/15/12) -       5/12 at 101.00       AAA  2,552,898
              FGIC Insured
       1,000   5.000%, 5/15/27 (Pre-refunded to 5/15/12) -       5/12 at 101.00       AAA  1,137,530
              FGIC Insured

       5,000 New York State Urban Development Corporation,       1/09 at 101.00       AAA  5,957,150
              Correctional Facilities Service Contract Revenue
              Bonds, Series C, 6.000%, 1/01/29 (Pre-refunded
              to 1/01/09) - AMBAC Insured

         800 Commonwealth of Puerto Rico, Public Improvement     7/10 at 100.00       AAA    935,920
              Bonds of 2000, General Obligation Bonds,
              5.750%, 7/01/26 (Pre-refunded to 7/01/10) - MBIA
              Insured
----------------------------------------------------------------------------------------------------
             Utilities - 5.7%

             Long Island Power Authority, New York, Electric
              System General Revenue Bonds, Series 1998A:
       6,520   0.000%, 12/01/19 - FSA Insured                      No Opt. Call       AAA  3,060,097
       4,035   5.125%, 12/01/22 - FSA Insured                    6/08 at 101.00       AAA  4,173,037
       1,000   5.750%, 12/01/24 - FSA Insured                    6/08 at 101.00       AAA  1,120,860
       2,000   5.250%, 12/01/26 - MBIA Insured                   6/08 at 101.00       AAA  2,081,700
       3,380   5.250%, 12/01/26 - AMBAC Insured                  6/08 at 101.00       AAA  3,518,073

             Long Island Power Authority, New York, Electric
              System General Revenue Bonds, Series 2000A:
       2,000   0.000%, 6/01/24 - FSA Insured                       No Opt. Call       AAA    713,920
       2,000   0.000%, 6/01/25 - FSA Insured                       No Opt. Call       AAA    675,720

             Long Island Power Authority, New York, Electric
              System General Revenue Bonds, Series 2001A:
       1,500   5.000%, 9/01/27 - FSA Insured                     9/11 at 100.00       AAA  1,526,520
       1,500   5.250%, 9/01/28 - FSA Insured                     9/11 at 100.00       AAA  1,559,970

       1,000 New York State Energy Research and Development      3/09 at 102.00       AAA  1,034,040
              Authority, Electric Facilities Revenue Bonds,
              Long Island Lighting Company Project, 1995
              Series A, 5.300%, 8/01/25 (Alternative Minimum
              Tax) - MBIA Insured

       2,000 New York State Energy Research and Development      7/05 at 102.00       AAA  2,107,180
              Authority, Pollution Control Revenue Bonds, New
              York State Electric and Gas Corporation Project,
              Series 1987A, 6.150%, 7/01/26 (Alternative
              Minimum Tax) - MBIA Insured
----------------------------------------------------------------------------------------------------
             Water and Sewer - 5.1%

       2,955 Buffalo Municipal Water Finance Authority, New      7/08 at 101.00       AAA  2,998,320
              York, Water System Revenue Bonds, Series 1998-A,
              5.000%, 7/01/28 - FGIC Insured

----
41

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2003

   Principal                                                     Optional Call                 Market
Amount (000) Description                                           Provisions* Ratings**        Value
-----------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

    $  8,120 New York City Municipal Water Finance Authority,   6/06 at 101.00       AAA $  9,051,851
              New York, Water and Sewer System Revenue Bonds,
              Fiscal 1996 Series B, 5.750%, 6/15/26 - MBIA
              Insured

       3,000 New York City Municipal Water Finance Authority,   6/11 at 100.00       AAA    3,115,200
              New York, Water and Sewer System Revenue Bonds,
              Fiscal 2002 Series A, 5.250%, 6/15/33 - FGIC
              Insured

         405 New York City Municipal Water Finance Authority,   6/10 at 101.00       AAA      474,883
              New York, Water and Sewer System Revenue Bonds,
              Fiscal 2000 Series B, 6.000%, 6/15/33 - MBIA
              Insured

          65 New York State Environmental Facilities            3/03 at 100.00       AAA       65,330
              Corporation, State Water Pollution Control
              Revolving Fund Revenue Bonds, Pooled Loan Issue,
              Series 1990C, 7.200%, 3/15/11 - MBIA Insured

       3,700 Suffolk County Water Authority, New York, Water    6/03 at 102.00       AAA    3,806,520
              System Revenue Bonds, Series 1994, 5.000%,
              6/01/17 - MBIA Insured
-----------------------------------------------------------------------------------------------------
    $363,404 Total Long-Term Investments (cost $352,574,653) -                            384,500,948
              101.3%
-----------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (1.3)%                                       (4,761,307)
             -
             Net Assets - 100%                                                           $379,739,641
             ---------------------------------------------------------------------------------------

              All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
            * Optional Call Provisions (not covered by the report of
              independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
         (WI)  Security purchased on a when-issued basis.
         (IF) Inverse floating rate security.

                                See accompanying notes to financial statements.

----
42

Statement of Assets and Liabilities
February 28, 2003

                                                                                                         New York
                                                             Connecticut    New Jersey      New York      Insured
-----------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value        $303,426,375 $160,405,235  $322,530,933  $384,500,948
Temporary investments in short-term securities,
 at amortized cost, which approximates market value                   --    2,300,000            --            --
Cash                                                           1,692,477    4,088,498     2,983,130     1,373,422
Receivables:
  Interest                                                     4,440,976    2,112,032     4,728,083     3,963,355
  Investments sold                                                    --      151,000       687,357     3,055,307
  Shares sold                                                    453,857      371,564       478,513       127,065
Other assets                                                       1,339          698         4,139        16,734
-----------------------------------------------------------------------------------------------------------------
    Total assets                                             310,015,024  169,429,027   331,412,155   393,036,831
-----------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                               --    1,414,288            --    11,445,429
  Shares redeemed                                                253,656       39,473     1,154,268       120,911
Accrued expenses:
  Management fees                                                126,203       69,236       134,727       154,846
  12b-1 distribution and service fees                             79,920       42,719        62,010        39,391
  Other                                                           78,076       67,257       120,253       151,280
Dividends payable                                              1,167,370      567,943     1,347,020     1,385,333
-----------------------------------------------------------------------------------------------------------------
    Total liabilities                                          1,705,225    2,200,916     2,818,278    13,297,190
-----------------------------------------------------------------------------------------------------------------
Net assets                                                  $308,309,799 $167,228,111  $328,593,877  $379,739,641
-----------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                  $234,132,647 $ 74,066,796  $113,196,846  $ 73,935,523
Shares outstanding                                            21,514,747    6,864,807    10,399,958     6,771,748
Net asset value and redemption price per share             $       10.88 $      10.79  $      10.88  $      10.92
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)          $       11.36 $      11.26  $      11.36  $      11.40
-----------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                 $  31,987,476 $ 26,926,167  $ 40,951,147  $ 27,785,731
Shares outstanding                                             2,943,536    2,497,254     3,758,157     2,541,964
Net asset value, offering and redemption price per share   $       10.87 $      10.78  $      10.90  $      10.93
-----------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                 $  38,312,097 $ 21,192,383  $ 27,687,106  $ 14,446,370
Shares outstanding                                             3,524,841    1,970,198     2,537,422     1,323,301
Net asset value, offering and redemption price per share   $       10.87 $      10.76  $      10.91  $      10.92
-----------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                 $   3,877,579 $ 45,042,765  $146,758,778  $263,572,017
Shares outstanding                                               355,039    4,171,654    13,446,197    24,101,773
Net asset value, offering and redemption price per share   $       10.92 $      10.80  $      10.91  $      10.94
-----------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
-----------------------------------------------------------------------------------------------------------------
Capital paid-in                                             $288,719,749 $159,997,979  $308,382,741  $345,067,929
Undistributed (Over-distribution of) net investment income        69,039      (77,408)     (175,868)       57,767
Accumulated net realized gain (loss) from investments            432,597   (1,779,243)   (3,730,598)    2,687,650
Net unrealized appreciation of investments                    19,088,414    9,086,783    24,117,602    31,926,295
-----------------------------------------------------------------------------------------------------------------
Net assets                                                  $308,309,799 $167,228,111  $328,593,877  $379,739,641
-----------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.


----
43

Statement of Operations
Year Ended February 28, 2003


                                                                                                                New York
                                                                      Connecticut   New Jersey     New York      Insured
------------------------------------------------------------------------------------------------------------------------
Investment Income                                                   $ 16,508,601   $7,875,230  $18,434,653  $19,246,329
------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                        1,577,804      829,673    1,731,539    1,961,912
12b-1 service fees - Class A                                             455,281      129,991      225,840      136,227
12b-1 distribution and service fees - Class B                            270,888      237,233      354,696      234,783
12b-1 distribution and service fees - Class C                            236,810      130,806      188,377       93,637
Shareholders' servicing agent fees and expenses                          146,281      135,831      251,475      311,042
Custodian's fees and expenses                                             96,116       56,833      102,821      112,085
Trustees' fees and expenses                                                5,501        2,750        6,001        7,001
Professional fees                                                         15,937       13,042       40,079       17,164
Shareholders' reports - printing and mailing expenses                     24,552       23,511       36,320       47,152
Federal and state registration fees                                        8,673        5,271        4,333        6,279
Portfolio insurance expense                                                   --           --           --        1,550
Other expenses                                                             7,873        4,844        9,552        9,988
------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                             2,845,716    1,569,785    2,951,033    2,938,820
  Custodian fee credit                                                   (22,095)     (12,121)     (21,486)     (26,484)
------------------------------------------------------------------------------------------------------------------------
Net expenses                                                           2,823,621    1,557,664    2,929,547    2,912,336
------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 13,684,980    6,317,566   15,505,106   16,333,993
------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investments                              1,913,479      (31,860)  (1,689,660)   4,732,249
Net change in unrealized appreciation (depreciation) of investments    5,451,651    3,048,625    8,437,978    8,867,380
------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                              7,365,130    3,016,765    6,748,318   13,599,629
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $21,050,110   $9,334,331  $22,253,424  $29,933,622
------------------------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
44

Statement of Changes in Net Assets

                                                                                      Connecticut
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    2/28/03       2/28/02
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 13,684,980  $ 12,647,091
Net realized gain (loss) from investments                                        1,913,479       489,043
Net change in unrealized appreciation (depreciation) of investments              5,451,651     3,113,282
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      21,050,110    16,249,416
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                      (11,259,124)  (10,473,134)
  Class B                                                                       (1,181,284)     (892,927)
  Class C                                                                       (1,378,917)     (974,347)
  Class R                                                                         (195,235)     (134,589)
From accumulated net realized gains from investments:
  Class A                                                                         (853,097)           --
  Class B                                                                         (113,978)           --
  Class C                                                                         (123,072)           --
  Class R                                                                          (14,929)           --
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (15,119,636)  (12,474,997)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                55,744,457    41,987,501
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                6,728,802     5,498,143
----------------------------------------------------------------------------------------------------------
                                                                                62,473,259    47,485,644
Cost of shares redeemed                                                        (30,886,208)  (25,155,674)
----------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                         31,587,051    22,329,970
----------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      37,517,525    26,104,389
Net assets at the beginning of year                                            270,792,274   244,687,885
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $308,309,799  $270,792,274
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $     69,039  $    419,299
----------------------------------------------------------------------------------------------------------

                                                                                      New Jersey
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    2/28/03       2/28/02
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  6,317,566  $  5,734,601
Net realized gain (loss) from investments                                          (31,860)      386,936
Net change in unrealized appreciation (depreciation) of investments              3,048,625     1,510,487
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       9,334,331     7,632,024
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                       (2,858,325)   (2,455,377)
  Class B                                                                         (913,210)     (746,596)
  Class C                                                                         (667,685)     (554,503)
  Class R                                                                       (2,007,749)   (1,956,194)
From accumulated net realized gains from investments:
  Class A                                                                               --            --
  Class B                                                                               --            --
  Class C                                                                               --            --
  Class R                                                                               --            --
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (6,446,969)   (5,712,670)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                38,363,391    29,117,692
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                                3,812,535     3,429,152
---------------------------------------------------------------------------------------------------------
                                                                                42,175,926    32,546,844
Cost of shares redeemed                                                        (19,963,018)  (15,267,419)
---------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                         22,212,908    17,279,425
---------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      25,100,270    19,198,779
Net assets at the beginning of year                                            142,127,841   122,929,062
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $167,228,111  $142,127,841
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $    (77,408) $     32,467
---------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
45

                                                                                       New York
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    2/28/03       2/28/02
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 15,505,106  $ 16,431,994
Net realized gain (loss) from investments                                       (1,689,660)      955,706
Net change in unrealized appreciation (depreciation) of investments              8,437,978        99,458
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      22,253,424    17,487,158
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                       (5,718,196)   (5,682,546)
  Class B                                                                       (1,610,776)   (1,369,381)
  Class C                                                                       (1,138,000)     (988,005)
  Class R                                                                       (7,667,833)   (7,881,821)
From accumulated net realized gains from investments:
  Class A                                                                         (401,917)           --
  Class B                                                                         (135,649)           --
  Class C                                                                          (91,237)           --
  Class R                                                                         (508,041)           --
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (17,271,649)  (15,921,753)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                50,156,346    47,543,491
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                               10,250,119     9,319,879
----------------------------------------------------------------------------------------------------------
                                                                                60,406,465    56,863,370
Cost of shares redeemed                                                        (45,842,477)  (40,224,310)
----------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                         14,563,988    16,639,060
----------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      19,545,763    18,204,465
Net assets at the beginning of year                                            309,048,114   290,843,649
----------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $328,593,877  $309,048,114
----------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $   (175,868) $    470,316
----------------------------------------------------------------------------------------------------------

                                                                                   New York Insured
                                                                              --------------------------
                                                                                 Year Ended    Year Ended
                                                                                    2/28/03       2/28/02
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $ 16,333,993  $ 16,611,605
Net realized gain (loss) from investments                                        4,732,249     1,445,714
Net change in unrealized appreciation (depreciation) of investments              8,867,380     1,953,859
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      29,933,622    20,011,178
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                       (3,040,942)   (2,893,881)
  Class B                                                                         (915,032)     (797,065)
  Class C                                                                         (485,115)     (273,824)
  Class R                                                                      (12,035,109)  (12,809,486)
From accumulated net realized gains from investments:
  Class A                                                                         (416,024)           --
  Class B                                                                         (155,481)           --
  Class C                                                                          (81,635)           --
  Class R                                                                       (1,544,981)           --
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (18,674,319)  (16,774,256)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                34,875,349    35,573,687
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                               12,582,356    10,920,458
---------------------------------------------------------------------------------------------------------
                                                                                47,457,705    46,494,145
Cost of shares redeemed                                                        (35,932,729)  (31,458,176)
---------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                         11,524,976    15,035,969
---------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      22,784,279    18,272,891
Net assets at the beginning of year                                            356,955,362   338,682,471
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                 $379,739,641  $356,955,362
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end of year $     57,767  $    225,204
---------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
46

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Connecticut Municipal Bond Fund ("Connecticut"), Nuveen New Jersey Municipal Bond Fund ("New Jersey"), Nuveen New York Municipal Bond Fund ("New York") and the Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were organized as series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds or its designee may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to designate assets as collateral with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2003, New Jersey and New York Insured had outstanding when-issued purchase commitments of $1,414,288 and $11,445,429, respectively. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2003, have been designated Exempt Interest Dividends.



----
47

Insurance
New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2003, Connecticut, New York and New York Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. New Jersey did not invest in any such securities during the fiscal year ended February 28, 2003.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an agreement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.



----
48

2. Fund Shares

Transactions in Fund shares were as follows:

                                         Connecticut                                         New Jersey
                     --------------------------------------------------  --------------------------------------------------
                            Year Ended                Year Ended                Year Ended                Year Ended
                              2/28/03                   2/28/02                   2/28/03                   2/28/02
                     ------------------------  ------------------------  ------------------------  ------------------------
                          Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A             2,952,046  $ 31,576,915   2,271,435  $ 24,083,770   1,849,867  $ 19,681,528   1,362,506  $ 14,349,934
  Class B               907,804     9,666,272     618,711     6,547,960     636,836     6,748,591     815,625     8,557,148
  Class C             1,272,075    13,615,371     923,323     9,767,378     848,949     9,003,631     366,393     3,844,094
  Class R                82,366       885,899     148,375     1,588,393     275,047     2,929,641     224,564     2,366,516
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
  Class A               488,068     5,217,472     419,454     4,444,972     158,371     1,681,767     138,766     1,458,072
  Class B                52,430       559,577      38,569       407,951      32,365       343,496      28,282       297,211
  Class C                74,396       794,535      52,702       557,810      32,373       342,763      29,316       307,052
  Class R                14,663       157,218       8,222        87,410     135,990     1,444,509     130,061     1,366,817
----------------------------------------------------------------------------------------------------------------------------
                      5,843,848    62,473,259   4,480,791    47,485,644   3,969,798    42,175,926   3,095,513    32,546,844
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A            (2,267,039)  (24,217,100) (1,795,897)  (19,046,776)   (884,012)   (9,393,409)   (765,574)   (8,060,016)
  Class B              (205,136)   (2,185,919)   (355,602)   (3,757,813)   (386,083)   (4,083,836)   (160,254)   (1,685,331)
  Class C              (345,057)   (3,676,038)   (211,117)   (2,220,265)   (271,890)   (2,887,121)   (260,114)   (2,717,516)
  Class R               (75,396)     (807,151)    (12,205)     (130,820)   (339,391)   (3,598,652)   (267,390)   (2,804,556)
----------------------------------------------------------------------------------------------------------------------------
                     (2,892,628)  (30,886,208) (2,374,821)  (25,155,674) (1,881,376)  (19,963,018) (1,453,332)  (15,267,419)
----------------------------------------------------------------------------------------------------------------------------
Net increase          2,951,220  $ 31,587,051   2,105,970  $ 22,329,970   2,088,422  $ 22,212,908   1,642,181  $ 17,279,425
----------------------------------------------------------------------------------------------------------------------------

                                          New York                                        New York Insured
                     --------------------------------------------------  --------------------------------------------------
                            Year Ended                Year Ended                Year Ended                Year Ended
                              2/28/03                   2/28/02                   2/28/03                   2/28/02
                     ------------------------  ------------------------  ------------------------  ------------------------
                          Shares        Amount      Shares        Amount      Shares        Amount      Shares        Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A             2,639,623  $ 28,306,594   2,224,142  $ 23,665,719   1,588,387  $ 16,906,525   1,306,106  $ 13,733,577
  Class B             1,016,439    10,925,054   1,025,887    10,959,187     667,505     7,175,849     777,075     8,174,351
  Class C               696,437     7,518,894     880,061     9,409,858     478,649     5,093,305     552,961     5,827,424
  Class R               317,357     3,405,804     328,961     3,508,727     532,426     5,699,670     744,817     7,838,335
Shares issued to
 shareholders due to
 reinvestment of
 distributions:
  Class A               289,679     3,106,566     254,209     2,712,057     193,842     2,065,294     158,598     1,669,428
  Class B                68,924       739,876      51,585       551,158      48,200       514,091      37,274       392,740
  Class C                51,289       551,136      45,724       489,120      26,893       286,842      12,348       129,868
  Class R               544,327     5,852,541     520,441     5,567,544     910,490     9,716,129     828,492     8,728,422
----------------------------------------------------------------------------------------------------------------------------
                      5,624,075    60,406,465   5,331,010    56,863,370   4,446,392    47,457,705   4,417,671    46,494,145
----------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A            (2,389,957)  (25,672,049) (2,197,060)  (23,324,745)   (962,728)  (10,258,244)   (937,338)   (9,818,777)
  Class B              (519,698)   (5,590,493)   (319,351)   (3,405,064)   (382,396)   (4,052,225)   (220,243)   (2,311,864)
  Class C              (490,159)   (5,265,519)   (306,161)   (3,295,415)   (119,627)   (1,267,526)   (116,945)   (1,229,239)
  Class R              (866,009)   (9,314,416)   (954,366)  (10,199,086) (1,912,727)  (20,354,734) (1,719,790)  (18,098,296)
----------------------------------------------------------------------------------------------------------------------------
                     (4,265,823)  (45,842,477) (3,776,938)  (40,224,310) (3,377,478)  (35,932,729) (2,994,316)  (31,458,176)
----------------------------------------------------------------------------------------------------------------------------
Net increase          1,358,252  $ 14,563,988   1,554,072  $ 16,639,060   1,068,914  $ 11,524,976   1,423,355  $ 15,035,969
----------------------------------------------------------------------------------------------------------------------------


----
49

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities for the fiscal year ended February 28, 2003, were as follows:

                                                                         New York
                                  Connecticut  New Jersey    New York     Insured
---------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities  $87,587,634 $26,756,782 $86,727,666 $98,219,106
  Short-term securities             3,500,000   8,400,000   1,000,000   7,000,000
Sales and maturities:
  Long-term municipal securities   54,636,286   9,366,360  74,184,567  76,023,560
  Short-term securities             7,750,000   6,100,000   1,000,000  13,400,000
---------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At February 28, 2003, the cost of investments were as follows:

                                                                   New York
                         Connecticut   New Jersey     New York      Insured
    -----------------------------------------------------------------------
    Cost of investments $284,166,402 $153,583,511 $298,059,660 $352,371,773
    -----------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2003, were as follows:

                                                                                     New York
                                            Connecticut  New Jersey     New York      Insured
---------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $20,137,053  $9,723,351  $25,561,847  $32,135,500
  Depreciation                                (877,080)   (601,627)  (1,090,574)      (6,325)
---------------------------------------------------------------------------------------------
Net unrealized appreciation on investments $19,259,973  $9,121,724  $24,471,273  $32,129,175
---------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 28, 2003, were as follows:

                                                                            New York
                                          Connecticut New Jersey New York    Insured
------------------------------------------------------------------------------------
Undistributed tax-exempt income            $1,055,751   $456,283 $734,290 $1,199,031
Undistributed ordinary income*                  9,159         --   83,227    519,891
Undistributed net long-term capital gains     432,596         --       --  2,209,016
------------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended February 28, 2003 and February 28, 2002, was as follows:

                                                                                     New York
2003                                           Connecticut New Jersey    New York     Insured
---------------------------------------------------------------------------------------------
Distributions from tax-exempt income           $13,879,850 $6,384,916 $16,005,842 $16,430,800
Distributions from ordinary income*                 64,311         --      68,648      99,678
Distributions from net long-term capital gains   1,105,077         --   1,136,843   2,131,798
---------------------------------------------------------------------------------------------

                                                                                     New York
2002                                           Connecticut New Jersey    New York     Insured
---------------------------------------------------------------------------------------------
Distributions from tax-exempt income           $12,389,552 $5,650,652 $15,966,891 $16,812,441
Distributions from ordinary income*                     --         --          --          --
Distributions from net long-term capital gains          --         --          --          --
---------------------------------------------------------------------------------------------

*Ordinary income consists of taxable market discount income and net short-term capital gains, if any.


----
50

At February 28, 2003, the New Jersey Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                          ---------------------------
                          Expiration year:
                            2004           $  116,050
                            2005                   --
                            2006              238,550
                            2007                   --
                            2008              132,876
                            2009            1,212,021
                          ---------------------------
                          Total            $1,699,497
                          ---------------------------

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2002 through February 28, 2003 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                              New Jersey   New York
                            -----------------------
                                 $79,746 $3,730,598
                            -----------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .5500%
                 For the next $125 million               .5375
                 For the next $250 million               .5250
                 For the next $500 million               .5125
                 For the next $1 billion                 .5000
                 For the next $3 billion                 .4750
                 For net assets over $5 billion          .4500
                 ----------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York and New York Insured in order to limit total expenses to .75 of 1% of the average daily net assets of New York and .975 of 1% of the average daily net assets of New York Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended February 28, 2003, Nuveen Investments, LLC (the "Distributor") (formerly, Nuveen Investments), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                       New York
                                       Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------
Sales charges collected (unaudited)       $579,173   $222,374 $310,481 $246,901
Paid to authorized dealers (unaudited)     579,173    222,374  310,481  243,797
-------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2003, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                    New York
                                    Connecticut New Jersey New York  Insured
    ------------------------------------------------------------------------
    Commission advances (unaudited)    $614,336   $388,592 $502,698 $358,803
    ------------------------------------------------------------------------


----
51

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2003, the Distributor retained such 12b-1 fees as follows:

                                                                    New York
                                    Connecticut New Jersey New York  Insured
    ------------------------------------------------------------------------
    12b-1 fees retained (unaudited)    $308,817   $249,951 $354,942 $250,501
    ------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2003, as follows:

                                                                 New York
                                 Connecticut New Jersey New York  Insured
       ------------------------------------------------------------------
       CDSC retained (unaudited)     $68,266    $43,955 $121,717  $67,592
       ------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 1, 2003, to shareholders of record on March 7, 2003, as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          Dividend per share:
            Class A                $.0425     $.0380   $.0450   $.0395
            Class B                 .0355      .0315    .0385    .0325
            Class C                 .0375      .0330    .0405    .0345
            Class R                 .0440      .0395    .0470    .0410
          ------------------------------------------------------------



----
52

Financial Highlights

Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                                         Investment Operations       Less Distributions
                                                       -------------------------  -----------------------


CONNECTICUT


                                                                      Net
                                                                Realized/
                                                               Unrealized
                                             Beginning     Net    Invest-             Net                  Ending
                                                   Net Invest-       ment         Invest-                     Net
                                                 Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                       Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-----------------------------------------------------------------------------------------------------------------------------
Class A (7/87)
 2003                                           $10.67    $.52      $ .26  $ .78    $(.53)   $(.04) $(.57) $10.88      7.51%
 2002                                            10.51     .53        .16    .69     (.53)      --   (.53)  10.67      6.66
 2001                                             9.96     .53        .55   1.08     (.53)      --   (.53)  10.51     11.14
 2000                                            10.90     .53       (.94)  (.41)    (.53)      --   (.53)   9.96     (3.84)
 1999                                            10.85     .53        .06    .59     (.54)      --   (.54)  10.90      5.51
Class B (2/97)
 2003                                            10.65     .43        .27    .70     (.44)    (.04)  (.48)  10.87      6.78
 2002                                            10.49     .45        .15    .60     (.44)      --   (.44)  10.65      5.84
 2001                                             9.94     .45        .55   1.00     (.45)      --   (.45)  10.49     10.31
 2000                                            10.88     .45       (.94)  (.49)    (.45)      --   (.45)   9.94     (4.57)
 1999                                            10.83     .46        .05    .51     (.46)      --   (.46)  10.88      4.77
Class C (10/93)
 2003                                            10.66     .46        .26    .72     (.47)    (.04)  (.51)  10.87      6.92
 2002                                            10.50     .47        .16    .63     (.47)      --   (.47)  10.66      6.07
 2001                                             9.95     .47        .55   1.02     (.47)      --   (.47)  10.50     10.50
 2000                                            10.88     .47       (.93)  (.46)    (.47)      --   (.47)   9.95     (4.31)
 1999                                            10.83     .48        .05    .53     (.48)      --   (.48)  10.88      4.94
Class R (2/97)
 2003                                            10.70     .54        .27    .81     (.55)    (.04)  (.59)  10.92      7.76
 2002                                            10.54     .56        .14    .70     (.54)      --   (.54)  10.70      6.82
 2001                                             9.99     .55        .55   1.10     (.55)      --   (.55)  10.54     11.30
 2000                                            10.93     .55       (.94)  (.39)    (.55)      --   (.55)   9.99     (3.63)
 1999                                            10.87     .56        .06    .62     (.56)      --   (.56)  10.93      5.83
-----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                       Ratios/Supplemental Data
                                             ---------------------------------------------------------------------------
                                                        Before Credit/         After          After Credit/
                                                        Reimbursement     Reimbursement(b)   Reimbursement(c)
CONNECTICUT                                           -----------------  -----------------  -----------------
                                                                  Ratio              Ratio              Ratio
                                                                 of Net             of Net             of Net
                                                                Invest-            Invest-            Invest-
                                                      Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                      Expenses   Income  Expenses   Income  Expenses   Income
                                               Ending       to       to        to       to        to       to
                                                  Net  Average  Average   Average  Average   Average  Average  Portfolio
                                               Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                      (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (7/87)
 2003                                        $234,133      .85%    4.82%      .85%    4.82%      .84%    4.82%        19%
 2002                                         217,024      .85     5.01       .85     5.01       .84     5.02         20
 2001                                         204,442      .87     5.20       .87     5.20       .86     5.21          7
 2000                                         196,416      .88     5.09       .88     5.09       .87     5.10         22
 1999                                         220,721      .90     4.88       .86     4.92       .86     4.92          7
Class B (2/97)
 2003                                          31,987     1.60     4.06      1.60     4.06      1.59     4.07         19
 2002                                          23,310     1.60     4.26      1.60     4.26      1.59     4.27         20
 2001                                          19,794     1.62     4.45      1.62     4.45      1.61     4.46          7
 2000                                          15,931     1.63     4.37      1.63     4.37      1.63     4.38         22
 1999                                          11,223     1.64     4.14      1.62     4.16      1.61     4.17          7
Class C (10/93)
 2003                                          38,312     1.40     4.26      1.40     4.26      1.39     4.27         19
 2002                                          26,890     1.40     4.47      1.40     4.47      1.39     4.48         20
 2001                                          18,460     1.42     4.65      1.42     4.65      1.41     4.66          7
 2000                                          16,181     1.43     4.54      1.43     4.54      1.42     4.55         22
 1999                                          16,198     1.45     4.33      1.41     4.37      1.41     4.37          7
Class R (2/97)
 2003                                           3,878      .65     5.01       .65     5.01       .64     5.02         19
 2002                                           3,568      .65     5.23       .65     5.23       .64     5.24         20
 2001                                           1,992      .67     5.40       .67     5.40       .66     5.41          7
 2000                                           1,337      .68     5.31       .68     5.31       .67     5.32         22
 1999                                             979      .69     5.09       .66     5.12       .66     5.13          7
-------------------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
53

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                       Investment Operations      Less Distributions
                                                     -------------------------  ----------------------


NEW JERSEY


                                                                    Net            From
                                                              Realized/          and in
                                                             Unrealized          Excess
                                           Beginning     Net    Invest-          of Net                 Ending
                                                 Net Invest-       ment         Invest-                    Net
                                               Asset    ment       Gain            ment  Capital         Asset     Total
Year Ended February 28/29,                     Value  Income     (Loss)   Total  Income    Gains  Total  Value Return(a)
--------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                         $10.60    $.46      $ .20  $ .66    $(.47)     $-- $(.47) $10.79      6.36%
 2002                                          10.45     .47        .15    .62     (.47)      --  (.47)  10.60      6.04
 2001                                           9.73     .48        .72   1.20     (.48)      --  (.48)  10.45     12.59
 2000                                          10.60     .49       (.87)  (.38)    (.49)      --  (.49)   9.73     (3.67)
 1999                                          10.61     .53       (.01)   .52     (.53)      --  (.53)  10.60      5.00
Class B (2/97)
 2003                                          10.59     .38        .20    .58     (.39)      --  (.39)  10.78      5.58
 2002                                          10.44     .39        .15    .54     (.39)      --  (.39)  10.59      5.26
 2001                                           9.72     .40        .72   1.12     (.40)      --  (.40)  10.44     11.74
 2000                                          10.60     .41       (.88)  (.47)    (.41)      --  (.41)   9.72     (4.51)
 1999                                          10.61     .45       (.01)   .44     (.45)      --  (.45)  10.60      4.23
Class C (9/94)
 2003                                          10.56     .40        .21    .61     (.41)      --  (.41)  10.76      5.88
 2002                                          10.41     .41        .15    .56     (.41)      --  (.41)  10.56      5.46
 2001                                           9.70     .42        .71   1.13     (.42)      --  (.42)  10.41     11.92
 2000                                          10.58     .43       (.88)  (.45)    (.43)      --  (.43)   9.70     (4.29)
 1999                                          10.59     .47       (.01)   .46     (.47)      --  (.47)  10.58      4.48
Class R (12/91)
 2003                                          10.60     .48        .21    .69     (.49)      --  (.49)  10.80      6.63
 2002                                          10.45     .49        .15    .64     (.49)      --  (.49)  10.60      6.22
 2001                                           9.73     .50        .72   1.22     (.50)      --  (.50)  10.45     12.79
 2000                                          10.60     .51       (.87)  (.36)    (.51)      --  (.51)   9.73     (3.47)
 1999                                          10.62     .55       (.02)   .53     (.55)      --  (.55)  10.60      5.13
--------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                    Ratios/Supplemental Data
                                           --------------------------------------------------------------------------
                                                     Before Credit/         After          After Credit/
                                                     Reimbursement     Reimbursement(b)   Reimbursement(c)
NEW JERSEY                                         -----------------  -----------------  -----------------
                                                               Ratio              Ratio              Ratio
                                                              of Net             of Net             of Net
                                                             Invest-            Invest-            Invest-
                                                   Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                   Expenses   Income  Expenses   Income  Expenses   Income
                                            Ending       to       to        to       to        to       to
                                               Net  Average  Average   Average  Average   Average  Average  Portfolio
                                            Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                   (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                      $74,067      .91%    4.29%      .91%    4.29%      .90%    4.30%         6%
 2002                                       60,835      .90     4.45       .90     4.45       .89     4.46          7
 2001                                       52,277     1.00     4.73      1.00     4.73       .98     4.74         12
 2000                                       46,235      .99     4.74       .93     4.80       .91     4.82         26
 1999                                       53,442     1.02     4.62       .66     4.98       .66     4.98         10
Class B (2/97)
 2003                                       26,926     1.66     3.54      1.66     3.54      1.65     3.55          6
 2002                                       23,451     1.65     3.70      1.65     3.70      1.64     3.71          7
 2001                                       15,979     1.75     3.98      1.75     3.98      1.73     3.99         12
 2000                                       13,681     1.74     4.01      1.69     4.06      1.67     4.08         26
 1999                                       11,368     1.76     3.88      1.39     4.25      1.39     4.25         10
Class C (9/94)
 2003                                       21,192     1.46     3.74      1.46     3.74      1.45     3.75          6
 2002                                       14,376     1.45     3.89      1.45     3.89      1.44     3.90          7
 2001                                       12,757     1.55     4.17      1.55     4.17      1.53     4.19         12
 2000                                       10,007     1.54     4.20      1.48     4.26      1.47     4.27         26
 1999                                       10,290     1.57     4.07      1.21     4.43      1.21     4.43         10
Class R (12/91)
 2003                                       45,043      .71     4.49       .71     4.49       .70     4.50          6
 2002                                       43,465      .70     4.64       .70     4.64       .69     4.65          7
 2001                                       41,916      .80     4.93       .80     4.93       .78     4.94         12
 2000                                       40,058      .79     4.94       .73     5.00       .71     5.02         26
 1999                                       46,033      .82     4.82       .47     5.17       .47     5.17         10
----------------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
54

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                     Investment Operations       Less Distributions
                                                   -------------------------  -----------------------


NEW YORK


                                                                  Net            From
                                                            Realized/          and in
                                                           Unrealized          Excess
                                         Beginning     Net    Invest-          of Net                  Ending
                                               Net Invest-       ment         Invest-                     Net
                                             Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                       $10.72    $.52      $ .22  $ .74    $(.54)   $(.04) $(.58) $10.88      7.11%
 2002                                        10.66     .58        .04    .62     (.56)      --   (.56)  10.72      5.94
 2001                                        10.17     .57        .52   1.09     (.60)      --   (.60)  10.66     10.97
 2000                                        11.03     .58       (.85)  (.27)    (.57)    (.02)  (.59)  10.17     (2.44)
 1999                                        10.97     .55        .06    .61     (.55)      --   (.55)  11.03      5.69
Class B (2/97)
 2003                                        10.73     .44        .23    .67     (.46)    (.04)  (.50)  10.90      6.43
 2002                                        10.68     .50        .03    .53     (.48)      --   (.48)  10.73      5.07
 2001                                        10.18     .49        .53   1.02     (.52)      --   (.52)  10.68     10.24
 2000                                        11.04     .51       (.86)  (.35)    (.49)    (.02)  (.51)  10.18     (3.18)
 1999                                        10.98     .47        .06    .53     (.47)      --   (.47)  11.04      4.88
Class C (9/94)
 2003                                        10.75     .46        .23    .69     (.49)    (.04)  (.53)  10.91      6.56
 2002                                        10.70     .52        .03    .55     (.50)      --   (.50)  10.75      5.29
 2001                                        10.20     .51        .53   1.04     (.54)      --   (.54)  10.70     10.47
 2000                                        11.06     .52       (.85)  (.33)    (.51)    (.02)  (.53)  10.20     (2.97)
 1999                                        11.01     .49        .05    .54     (.49)      --   (.49)  11.06      5.00
Class R (12/86)
 2003                                        10.75     .55        .22    .77     (.57)    (.04)  (.61)  10.91      7.33
 2002                                        10.69     .60        .04    .64     (.58)      --   (.58)  10.75      6.16
 2001                                        10.20     .59        .52   1.11     (.62)      --   (.62)  10.69     11.19
 2000                                        11.06     .60       (.84)  (.24)    (.60)    (.02)  (.62)  10.20     (2.21)
 1999                                        11.00     .58        .05    .63     (.57)      --   (.57)  11.06      5.88
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                   Ratios/Supplemental Data
                                         ---------------------------------------------------------------------------
                                                    Before Credit/         After          After Credit/
                                                    Reimbursement     Reimbursement(b)   Reimbursement(c)
NEW YORK                                          -----------------  -----------------  -----------------
                                                              Ratio              Ratio              Ratio
                                                             of Net             of Net             of Net
                                                            Invest-            Invest-            Invest-
                                                  Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                  Expenses   Income  Expenses   Income  Expenses   Income
                                           Ending       to       to        to       to        to       to
                                              Net  Average  Average   Average  Average   Average  Average  Portfolio
                                           Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                    $113,197      .88%    4.87%      .88%    4.87%      .87%    4.87%        23%
 2002                                     105,700      .89     5.16       .66     5.39       .65     5.39         11
 2001                                     102,144      .91     5.26       .70     5.47       .69     5.48         28
 2000                                      81,857      .89     5.21       .61     5.49       .60     5.50         19
 1999                                      80,549      .94     4.88       .79     5.03       .79     5.03         28
Class B (2/97)
 2003                                      40,951     1.63     4.11      1.63     4.11      1.62     4.12         23
 2002                                      34,262     1.64     4.41      1.41     4.64      1.41     4.65         11
 2001                                      25,992     1.66     4.51      1.45     4.72      1.44     4.73         28
 2000                                      19,803     1.64     4.50      1.33     4.81      1.32     4.82         19
 1999                                      12,121     1.68     4.16      1.57     4.27      1.57     4.27         28
Class C (9/94)
 2003                                      27,687     1.43     4.31      1.43     4.31      1.42     4.32         23
 2002                                      24,505     1.44     4.61      1.21     4.84      1.21     4.85         11
 2001                                      17,757     1.46     4.72      1.26     4.92      1.25     4.92         28
 2000                                      10,374     1.44     4.67      1.16     4.96      1.15     4.96         19
 1999                                       8,858     1.49     4.34      1.35     4.47      1.35     4.47         28
Class R (12/86)
 2003                                     146,759      .68     5.07       .68     5.07       .67     5.07         23
 2002                                     144,581      .69     5.36       .46     5.59       .46     5.59         11
 2001                                     144,950      .71     5.46       .49     5.67       .49     5.68         28
 2000                                     138,303      .69     5.40       .42     5.67       .41     5.68         19
 1999                                     157,209      .74     5.08       .59     5.23       .59     5.23         28
---------------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.


                                See accompanying notes to financial statements.


----
55

Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                                     Investment Operations       Less Distributions
                                                   -------------------------  -----------------------


NEW YORK INSURED


                                                                  Net
                                                            Realized/
                                                           Unrealized
                                         Beginning     Net    Invest-             Net                  Ending
                                               Net Invest-       ment         Invest-                     Net
                                             Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended February 28/29,                   Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                       $10.59    $.47      $ .40  $ .87    $(.48)   $(.06) $(.54) $10.92      8.46%
 2002                                        10.50     .49        .10    .59     (.50)      --   (.50)  10.59      5.75
 2001                                         9.95     .51        .55   1.06     (.51)      --   (.51)  10.50     10.97
 2000                                        10.73     .52       (.79)  (.27)    (.51)      --   (.51)   9.95     (2.50)
 1999                                        10.76     .51        .01    .52     (.52)    (.03)  (.55)  10.73      4.91
Class B (2/97)
 2003                                        10.60     .39        .40    .79     (.40)    (.06)  (.46)  10.93      7.64
 2002                                        10.51     .41        .10    .51     (.42)      --   (.42)  10.60      4.97
 2001                                         9.96     .43        .56    .99     (.44)      --   (.44)  10.51     10.12
 2000                                        10.74     .44       (.79)  (.35)    (.43)      --   (.43)   9.96     (3.26)
 1999                                        10.76     .44         --    .44     (.43)    (.03)  (.46)  10.74      4.19
Class C (9/94)
 2003                                        10.59     .41        .40    .81     (.42)    (.06)  (.48)  10.92      7.85
 2002                                        10.49     .43        .11    .54     (.44)      --   (.44)  10.59      5.26
 2001                                         9.94     .45        .55   1.00     (.45)      --   (.45)  10.49     10.33
 2000                                        10.73     .46       (.80)  (.34)    (.45)      --   (.45)   9.94     (3.17)
 1999                                        10.74     .46        .02    .48     (.46)    (.03)  (.49)  10.73      4.53
Class R (12/86)
 2003                                        10.60     .49        .41    .90     (.50)    (.06)  (.56)  10.94      8.72
 2002                                        10.50     .51        .11    .62     (.52)      --   (.52)  10.60      6.03
 2001                                         9.95     .53        .55   1.08     (.53)      --   (.53)  10.50     11.16
 2000                                        10.74     .54       (.80)  (.26)    (.53)      --   (.53)   9.95     (2.43)
 1999                                        10.76     .53        .02    .55     (.54)    (.03)  (.57)  10.74      5.18
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                    Ratios/Supplemental Data
                                         ------------------------------------------------------------------------------
                                                    Before Credit/           After           After Credit/
                                                     Reimbursement     Reimbursement(b)    Reimbursement(c)
NEW YORK INSURED                                  ------------------  ------------------  ------------------
                                                            Ratio of            Ratio of            Ratio of
                                                                 Net                 Net                 Net
                                                             Invest-             Invest-             Invest-
                                                  Ratio of      ment  Ratio of      ment  Ratio of      ment
                                                  Expenses    Income  Expenses    Income  Expenses    Income
                                           Ending       to        to        to        to        to        to
                                              Net  Average   Average   Average   Average   Average   Average  Portfolio
                                           Assets      Net       Net       Net       Net       Net       Net   Turnover
Year Ended February 28/29,                  (000)   Assets    Assets    Assets    Assets    Assets    Assets       Rate
------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2003                                    $ 73,936      .88%     4.40%      .88%     4.40%      .87%     4.40%        21%
 2002                                      63,043      .89      4.67       .89      4.67       .88      4.68         17
 2001                                      56,936      .91      4.98       .91      4.98       .90      4.99         15
 2000                                      54,364      .90      5.02       .90      5.02       .90      5.02         16
 1999                                      52,448      .92      4.78       .92      4.78       .92      4.78         16
Class B (2/97)
 2003                                      27,786     1.63      3.65      1.63      3.65      1.62      3.66         21
 2002                                      23,418     1.64      3.92      1.64      3.92      1.63      3.93         17
 2001                                      16,965     1.66      4.23      1.66      4.23      1.65      4.24         15
 2000                                      15,893     1.65      4.28      1.65      4.28      1.65      4.28         16
 1999                                      13,374     1.67      4.04      1.67      4.04      1.67      4.04         16
Class C (9/94)
 2003                                      14,446     1.43      3.84      1.43      3.84      1.42      3.85         21
 2002                                       9,926     1.44      4.12      1.44      4.12      1.43      4.13         17
 2001                                       5,131     1.46      4.43      1.46      4.43      1.45      4.44         15
 2000                                       4,627     1.45      4.48      1.45      4.48      1.45      4.48         16
 1999                                       4,103     1.47      4.25      1.47      4.25      1.47      4.25         16
Class R (12/86)
 2003                                     263,572      .68      4.60       .68      4.60       .67      4.61         21
 2002                                     260,568      .69      4.87       .69      4.87       .68      4.88         17
 2001                                     259,651      .71      5.18       .71      5.18       .70      5.19         15
 2000                                     260,469      .70      5.21       .70      5.21       .70      5.21         16
 1999                                     301,805      .72      4.97       .72      4.97       .72      4.98         16
------------------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
56

Report of Independent Accountants


To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Connecticut Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 28, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds as of February 28, 2002 and for the periods then ended and prior were audited by other independent accountants whose report dated April 12, 2002 expressed an unqualified opinion of those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
April 21, 2003


----
57

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between Nuveen Advisory and the Fund, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Fund        Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1997      Chairman and Director (since 1996) of Nuveen       142
3/28/49                     Board and                     Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                       LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                         (since 1996) of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp.;
                                                          Chairman and Director (since 1997) of Nuveen
                                                          Asset Management, Inc.; Director (since
                                                          1996) of Institutional Capital Corporation;
                                                          Chairman and Director (since 1999) of
                                                          Rittenhouse Asset Management, Inc.; Chairman
                                                          of Nuveen Investment Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        122
8/22/40
3725 Huntington Street,
  N.W.
Washington, D.C. 20015


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (August 1989) as Senior Vice               122
7/29/34                                                   President of The Northern Trust Company.
201 Michigan Avenue
Highwood, IL 60040


---------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri        Trustee             1994      Retired, formerly, Executive Director (since       122
1/26/33                                                   1998) of Manitoga/The Russel Wright Design
3 West 29th Street                                        Center; prior thereto, President and Chief
New York, NY 10001                                        Executive Officer of Blanton-Peale Institute
                                                          (since 1990); prior thereto, Vice President,
                                                          Metropolitan Life Insurance Co.


---------------------------------------------------------------------------------------------------------------------
Peter R. Sawers             Trustee             1991      Adjunct Professor of Business and Economics,       122
4/3/33                                                    University of Dubuque, Iowa; formerly
22 The Landmark                                           (1991-2000) Adjunct Professor, Lake Forest
Northfield, IL 60093                                      Graduate School of Management, Lake Forest,
                                                          Illinois; prior thereto, Executive Director,
                                                          Towers Perrin Australia, a management
                                                          consulting firm; Chartered Financial
                                                          Analyst; Certified Management Consultant;
                                                          Director, Executive Service Corps of Chicago
                                                          and Director, Hadley School for the Blind,
                                                          both not-for-profit organizations.


---------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997      Senior Partner and Chief Operating Officer,        122
9/24/44                                                   Miller-Valentine Group, Vice President,
4000 Miller-Valentine Ct.                                 Miller-Valentine Realty, a development and
P. O. Box 744                                             contract company; Chair, Miami Valley
Dayton, OH 45401                                          Hospital; Chair, Miami Valley Economic
                                                          Development Coalition; formerly, Member,
                                                          Community Advisory Board, National City
                                                          Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.


---------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997      Executive Director, Gaylord and Dorothy            122
12/29/47                                                  Donnelley Foundation (since 1994); prior
35 E. Wacker Drive                                        thereto, Executive Director, Great Lakes
Suite 2600                                                Protection Fund (from 1990 to 1994).
Chicago, IL 60601

----
58

--------------------------------------------------------------------------------

                                                                                                       Number of
                                                                                                     Portfolios in
Name,                 Position(s)         Year First   Principal Occupation(s)                       Fund Complex
Birthdate             Held with           Elected or   Including other Directorships                  Overseen by
and Address           the Fund           Appointed (3) During Past 5 Years                              Officer
------------------------------------------------------------------------------------------------------------------

Officers of the Funds:


------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman  Chief                  1997      Managing Director (since 2002), Assistant          142
9/9/56                Administrative                   Secretary and Associate General Counsel,
333 W. Wacker Drive   Officer                          formerly, Vice President and Assistant
Chicago, IL 60606                                      General Counsel of Nuveen Investments, LLC;
                                                       Managing Director (since 2002), General
                                                       Counsel and Assistant Secretary, formerly,
                                                       Vice President of Nuveen Advisory Corp. and
                                                       Nuveen Institutional Advisory Corp.;
                                                       Managing Director (since 2002), Assistant
                                                       Secretary and Associate General Counsel,
                                                       formerly, Vice President (since 2000), of
                                                       Nuveen Asset Management, Inc.; Assistant
                                                       Secretary of Nuveen Investments, Inc. (since
                                                       1994); Assistant Secretary of NWQ Investment
                                                       Management Company, LLC. (since 2002); Vice
                                                       President and Assistant Secretary of Nuveen
                                                       Investment Advisers Inc. (since 2002);
                                                       Managing Director, Associate General Counsel
                                                       and Assistant Secretary of Rittenhouse Asset
                                                       Management, Inc. (since May 2003); Chartered
                                                       Financial Analyst.


------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President and     2002      Vice President (since January 2002),               142
2/3/66                Assistant                        formerly, Assistant Vice President (since
333 W. Wacker Drive   Secretary                        2000), previously, Associate of Nuveen
Chicago, IL 60606                                      Investments, LLC.


------------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         2002      Vice President (since January 2002),               135
11/10/66                                               formerly, Assistant Vice President (since
333 W. Wacker Drive                                    1997), of Nuveen Advisory Corp.; prior
Chicago, IL 60606                                      thereto, portfolio manager of Flagship
                                                       Financial Inc.; Chartered Financial Analyst
                                                       and Certified Public Accountant.


------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999      Vice President of Nuveen Investments, LLC          142
11/28/67              Treasurer                        (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                    President (from 1997); Vice President and
Chicago, IL 60606                                      Treasurer (since 1999) of Nuveen
                                                       Investments, Inc.; Vice President and
                                                       Treasurer (since 1999) of Nuveen Advisory
                                                       Corp. and (since 2002) Nuveen Institutional
                                                       Advisory Corp; Vice President and Treasurer
                                                       of Nuveen Asset Management, Inc. (since
                                                       2002) and of Nuveen Investment Advisers Inc.
                                                       (since 2002); Assistant Treasurer of NWQ
                                                       Investment Management Company, LLC. (since
                                                       2002); Chartered Financial Analyst.


------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001      Vice President of Nuveen Advisory Corp.            142
9/8/54                                                 (since 2001); previously, Vice President of
333 W. Wacker Drive                                    Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                      1998); Vice President of Nuveen
                                                       Institutional Advisory Corp. (since 2002);
                                                       prior thereto, Assistant Vice President of
                                                       Van Kampen Investment Advisory Corp. (since
                                                       1994).


------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President and     2002      Vice President (since January 2002) and            142
9/24/64               Secretary                        Assistant General Counsel (since 1998);
333 W. Wacker Drive                                    formerly, Assistant Vice President (since
Chicago, IL 60606                                      1998) of Nuveen Investments, LLC; Vice
                                                       President (since May 2002) and Assistant
                                                       Secretary (since 1998), formerly Assistant
                                                       Vice President of Nuveen Advisory Corp. and
                                                       Nuveen Institutional Advisory Corp.; prior
                                                       thereto, Associate at the law firm D'Ancona
                                                       Partners LLC.


------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998      Vice President of Nuveen Investments, LLC;         142
10/24/45                                               Vice President (since 1998) of Nuveen
333 W. Wacker Drive                                    Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                      Advisory Corp.


------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1997      Managing Director (since 2002) of Nuveen           142
3/2/64                                                 Investments, LLC; Managing Director (since
333 W. Wacker Drive                                    2001), formerly Vice President of Nuveen
Chicago, IL 60606                                      Advisory Corp. and Nuveen Institutional
                                                       Advisory Corp. (since 1995); Managing
                                                       Director of Nuveen Asset Management, Inc.
                                                       (since 2001); Vice President of Nuveen
                                                       Investment Advisers Inc. (since 2002);
                                                       Chartered Financial Analyst.


------------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President and     1998      Vice President and Funds Controller of             142
5/31/54               Controller                       Nuveen Investments, LLC and Nuveen
333 W. Wacker Drive                                    Investments, Inc.; Certified Public
Chicago, IL 60606                                      Accountant.

----
59

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                   Position(s)         Year First   Principal Occupation(s)                       Fund Complex
Birthdate               Held with           Elected or   Including other Directorships                  Overseen by
and Address             the Fund           Appointed (3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell       Vice President         1997      Vice President of Nuveen Advisory Corp.;           135
7/5/55                                                   Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Richard A. Huber        Vice President         1997      Vice President of Nuveen Institutional             135
3/26/63                                                  Advisory Corp. (since 1998) and Nuveen
333 W. Wacker Drive                                      Advisory Corp. (since 1997); prior thereto,
Chicago, IL 60606                                        Vice President and Portfolio Manager of
                                                         Flagship Financial, Inc.


--------------------------------------------------------------------------------------------------------------------
Steven J. Krupa         Vice President         1997      Vice President of Nuveen Advisory Corp.            135
8/21/57
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000      Vice President (since 2000) of Nuveen              142
3/22/63                                                  Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                      President (since 1999); prior thereto,
Chicago, IL 60606                                        Associate of Nuveen Investments, LLC;
                                                         Certified Public Accountant.


--------------------------------------------------------------------------------------------------------------------
Tina M. Lazar           Vice President         2002      Vice President (since 1999), previously,           142
8/27/61                                                  Assistant Vice President (since 1993) of
333 W. Wacker Drive                                      Nuveen Investments, LLC.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1997      Vice President, Assistant Secretary and            142
7/27/51                 Assistant                        Assistant General Counsel of Nuveen
333 W. Wacker Drive     Secretary                        Investments, LLC; Vice President and
Chicago, IL 60606                                        Assistant Secretary of Nuveen Advisory Corp.
                                                         and Nuveen Institutional Advisory Corp.;
                                                         Assistant Secretary of Nuveen Investments,
                                                         Inc. and (since 1997) Nuveen Asset
                                                         Management, Inc.; Vice President (since
                                                         2000), Assistant Secretary and Assistant
                                                         General Counsel (since 1999) of Rittenhouse
                                                         Asset Management, Inc.; Vice President and
                                                         Assistant Secretary of Nuveen Investment
                                                         Advisers Inc. (since 2002); Assistant
                                                         Secretary of NWQ Investment Management
                                                         Company, LLC. (since 2002).


--------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1997      Managing Director (since 2002) of Nuveen           142
7/7/65                                                   Investments, LLC; Managing Director (since
333 W. Wacker Drive                                      1997), formerly Vice President (since 1996)
Chicago, IL 60606                                        of Nuveen Advisory Corp. and Nuveen
                                                         Institutional Advisory Corp.; Managing
                                                         Director of Nuveen Asset Management, Inc.
                                                         (since 1999). Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         2002      Vice President (since January 2002),               135
9/4/60                                                   formerly, Assistant Vice President (since
333 W. Wacker Drive                                      1998), of Nuveen Advisory Corp.; prior
Chicago, IL 60606                                        thereto, portfolio manager.


--------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding      Vice President         1997      Vice President of Nuveen Advisory Corp. and        135
7/31/51                                                  Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                      Chartered Financial Analyst.
Chicago, IL 60606


(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected.
(3) Officers serve one year terms through July of each year.

----
60

Fund Information

Fund Manager            Legal Counsel                 Transfer Agent and
Nuveen Advisory Corp.   Morgan, Lewis & Bockius LLP   Shareholder Services
333 West Wacker Drive   Washington, D.C.              Boston Financial
Chicago, IL 60606                                     Data Services, Inc.
                        Independent Accountants
                        PricewaterhouseCoopers LLP    Nuveen Investor Services
                        Chicago, IL                   P.O. Box 8530
                                                      Boston, MA 02266-8530
                        Custodian                     (800) 257-8787
                        State Street Bank & Trust
                        Boston, MA


Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

Change of Independent Accountants

On May 15, 2002, Arthur Andersen LLP ("Arthur Andersen") resigned as independent accountants for the Nuveen Connecticut Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund (the "Funds"). Arthur Andersen's report for the Funds' financial statements for the year ended February 28, 2002, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Arthur Andersen during the Funds' most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Funds' Board of Trustees appointed PricewaterhouseCoopers LLP as independent accountants for the fiscal year ended 2003.


NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

                                     Serving
                                    Investors
                                 for Generations


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

As a premier asset management firm, managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.

Distributed by
Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com